As filed with the Securities and Exchange Commission on April 30, 2003

Registration No.  33-13954

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ______                    ☐

Post-Effective Amendment No. 44        ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        ☐

Amendment No. 45        ☒

(Check appropriate box or boxes)

Pacific Select Fund

(Exact Name of Registrant as Specified in Charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of Principal Executive Offices )                                         (Zip Code)

Registrant’s Telephone Number, including Area Code:         (949) 219-6767

Robin S. Yonis

Assistant Vice President and Investment Counsel of

Pacific Life Insurance Company

700 Newport Center Drive

Post Office Box 9000

Newport Beach, CA 92660

(Name and Address of Agent for Service)

Copies to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 Eye Street, N.W.

Washington, D.C. 20006-2401

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

☐    immediately upon filing pursuant to paragraph (b)

☒    on May 1, 2002 pursuant to paragraph (b)

☐    60 days after filing pursuant to paragraph (a)(1)

☐    on May 1, 2002 pursuant to paragraph (a)(1)

☐    75 days after filing pursuant to paragraph (a)(2)

☐    on May 1, 2002 pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☒    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PACIFIC SELECT FUND	PROSPECTUS MAY 1, 2003

This prospectus tells you about the Pacific Select Fund’s 35 portfolios. It’s designed to help you choose among the investment options available under certain variable annuity contracts or variable life insurance policies.

You’ll find details about how an annuity contract or life insurance policy works in the product prospectus or offering memorandum. Please read these documents carefully, and keep them for future reference.

You should be aware that the Securities and Exchange Commission has not reviewed any of these portfolios for their investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.

THE PACIFIC SELECT FUND PORTFOLIOS AND PORTFOLIO MANAGERS (listed alphabetically by portfolio manager)
	Blue Chip Portfolio	AIM
	Aggressive Growth Portfolio	AIM
	Diversified Research Portfolio	Capital Guardian
	Small-Cap Equity Portfolio	Capital Guardian
	International Large-Cap Portfolio	Capital Guardian
	Short Duration Bond Portfolio	Goldman Sachs
	I-Net Tollkeeper PortfolioSM	Goldman Sachs
	Financial Services Portfolio	INVESCO
	Health Sciences Portfolio	INVESCO
	Technology Portfolio	INVESCO
	Telecommunications Portfolio	INVESCO
	Growth LT Portfolio	Janus
	Focused 30 Portfolio	Janus
	Mid-Cap Value Portfolio	Lazard
	International Value Portfolio	Lazard
	Capital Opportunities Portfolio	MFS
	Global Growth Portfolio	MFS
	Equity Index Portfolio	Mercury Advisors
	Small-Cap Index Portfolio	Mercury Advisors
	Multi-Strategy Portfolio	Oppenheimer
	Main Street® Core Portfolio	Oppenheimer
(formerly called Large-Cap Core Portfolio)
	Emerging Markets Portfolio	Oppenheimer
	Inflation Managed Portfolio	PIMCO
	Managed Bond Portfolio	PIMCO
	Small-Cap Value Portfolio	PIMCO Advisors–NFJ
	Money Market Portfolio	Pacific Life
	High Yield Bond Portfolio	Pacific Life
	Equity Income Portfolio	Putnam
	Research Portfolio	Putnam
	Equity Portfolio	Putnam
	Aggressive Equity Portfolio	Putnam
	Large-Cap Value Portfolio	Salomon Brothers
	Comstock Portfolio	Van Kampen
(formerly called Strategic Value Portfolio)
	Real Estate Portfolio	Van Kampen

	Mid-Cap Growth Portfolio	Van Kampen

YOUR GUIDE TO THIS PROSPECTUS

This prospectus is designed to help you make informed decisions about the investments available under your variable annuity contract or variable life insurance policy.

We’ve divided the prospectus into six sections to make it easy for you to find what you’re looking for.

Please contact Pacific Life, the fund’s adviser, if you have any questions about any of the Pacific Select Fund portfolios. See back cover for telephone numbers.

The first section, An overview of Pacific Select Fund, contains a summary of the objectives, holdings and risks of each of the Pacific Select Fund’s 35 portfolios. It will help you understand the differences between the portfolios, the risks associated with each, and how risk and investment objectives relate.

About the portfolios tells you the following important things about each portfolio:

•The investment goal – what the portfolio is trying to achieve.

•What the portfolio invests in – how the portfolio tries to meet its investment goal. It tells you the portfolio’s principal investments and strategies, and any special focus, such as an emphasis on certain countries or industry sectors under normal circumstances. Some portfolios have policies on the amount they can invest in certain kinds of securities. These policies apply at the time the investment is made.

•Risks you should be aware of – the principal risks associated with each portfolio. Risk is the chance that you’ll lose money on an investment, or that it will not earn as much as you expect. Every portfolio has some degree of risk depending on what it invests in and what strategies it uses. One of the most important investment decisions you’ll need to make is how much risk you’re willing to accept in exchange for potential return on an investment.

•How the portfolio performed – lets you compare portfolio performance. The bar chart and performance table show the portfolio’s annual returns and year to year performance. Performance tables include a relevant index to allow you to measure the portfolio’s performance against a benchmark. Unlike the portfolios, the indexes are unmanaged and do not incur any transaction costs. Unless otherwise noted, since inception performance means performance starting on the first business day of the relevant year.

•Who manages the portfolio – tells you about the people and firms that manage each portfolio. Pacific Life is the adviser to the Pacific Select Fund and manages two of the portfolios directly. To manage the other portfolios, Pacific Life and the fund have retained other portfolio managers. Some of the portfolios are managed by a team of managers whose members could change from time to time. You’ll find information about Pacific Life and the other managers starting on page 82.

Performance of comparable accounts shows you how a substantially similar account (or composite of accounts), managed by the companies that now manage the portfolios have performed in the past. It does not show you how the fund’s portfolios have performed or will perform. For portfolios with less than 1 year of performance history as of May 1, 2003, Performance of comparable accounts may be found following each portfolio’s description in About the portfolios. For other portfolios, this information may be found following Managing Pacific Select Fund. In either case, see About the composites for information relating to all composites shown in either Performance of comparable accounts sections.

Turn to the other three sections of the prospectus – Managing Pacific Select Fund, Information for investors and Financial highlights – for information about the portfolio management firms, fees and expenses the fund pays, how shares are priced, and fund performance and financial information.

	An overview of Pacific Select Fund	4

	About the portfolios
	Blue Chip Portfolio	10
	Aggressive Growth Portfolio	12
	Diversified Research Portfolio	14
	Small-Cap Equity Portfolio	16
	International Large-Cap Portfolio	18
	Short Duration Bond Portfolio	20
	I-Net Tollkeeper PortfolioSM	22
	Financial Services Portfolio	24
	Health Sciences Portfolio	26
	Technology Portfolio	28
	Telecommunications Portfolio	30

Pacific Select Fund is only available as the underlying investment fund for variable life insurance and annuity products issued or administered by Pacific Life Insurance Company and Pacific Life & Annuity Company (PL&A). Pacific Life Insurance Company is licensed to solicit life insurance and annuity products in all states except New York. Product availability and features may vary by state. Neither company is responsible for the insurance or annuity obligations of the other.	Growth LT Portfolio	32
	Focused 30 Portfolio	34
	Mid-Cap Value Portfolio	36
	International Value Portfolio	38
	Capital Opportunities Portfolio	40
	Global Growth Portfolio	42
	Equity Index Portfolio	44
	Small-Cap Index Portfolio	46
	Multi-Strategy Portfolio	48
	Main Street® Core Portfolio (formerly called Large-Cap Core Portfolio)	50
	Emerging Markets Portfolio	52
	Inflation Managed Portfolio	54

	Managed Bond Portfolio	56
	Small-Cap Value Portfolio	58
	Money Market Portfolio	60
	High Yield Bond Portfolio	62
	Equity Income Portfolio	64
	Research Portfolio	66
	Equity Portfolio	68
	Aggressive Equity Portfolio	70
	Large-Cap Value Portfolio	72
	Comstock Portfolio (formerly called Strategic Value Portfolio)	74
	Real Estate Portfolio	76
	Mid-Cap Growth Portfolio	78

	Managing Pacific Select Fund	80
	Fees and expenses paid by the fund	80
	About the portfolio managers	82
	How the fund is organized	86

	Performance of comparable accounts	86
	About the composites	86

	Information for investors	92
	Fund availability	92
	How share prices are calculated	92
	Brokerage enhancement plan	93
	Dividends and distributions	93

	Financial highlights	94

	Where to go for more information	back cover

AN OVERVIEW OF PACIFIC SELECT FUND

This table is a summary of the goals, main investments and risks of each of the 35 portfolios. You should read the complete description of the portfolios in this prospectus. Any time you invest, there is a risk of loss of money. The table is designed to help you understand the differences between the portfolios, their risks, and how risks and investment goals relate.

The value of the portfolio changes as the price of the investments it holds go up or down. Changes in the economy and financial markets affect the performance of each of the Pacific Select Fund portfolios. The portfolios are also affected by other kinds of risks, depending on the types of securities they invest in.

Equity securities historically have offered the potential for greater long-term growth than most fixed income securities, but they also tend to have larger and more frequent changes in price, which means there’s a greater risk you could lose money over the short term. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates.

PORTFOLIO AND MANAGER	INVESTMENT GOAL
Blue Chip Portfolio AIM	Long-term growth of capital. (Current income is of secondary importance.)
Aggressive Growth Portfolio AIM	Long-term growth of capital.
Diversified Research Portfolio Capital Guardian	Long-term growth of capital.
Small-Cap Equity Portfolio Capital Guardian	Long-term growth of capital.
International Large-Cap Portfolio Capital Guardian	Long-term growth of capital.
Short Duration Bond Portfolio Goldman Sachs	Current income. (Capital appreciation is of secondary importance.)
I-Net Tollkeeper PortfolioSM Goldman Sachs	Long-term growth of capital.
Financial Services Portfolio INVESCO	Long-term growth of capital.
Health Sciences Portfolio INVESCO	Long-term growth of capital.
Technology Portfolio INVESCO	Long-term growth of capital.
Telecommunications Portfolio INVESCO	Long-term growth of capital. (Current income is of secondary importance.)
Growth LT Portfolio Janus	Long-term growth of capital consistent with the preservation of capital.
Focused 30 Portfolio Janus	Long-term growth of capital.

THE PORTFOLIO’S MAIN INVESTMENTS	THE PORTFOLIO’S MAIN RISKS
Equity securities of “blue chip” companies and related derivatives. Blue chip companies are large and mid-sized companies which the manager believes have high quality management and/or products.	Price volatility, foreign investments, real estate investment trusts and derivatives and synthetics.
Equity securities of small- and medium-sized growth companies.	Price volatility (particularly sensitive to price swings during periods of economic uncertainty), liquidity, foreign investments and real estate investment trusts.
Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Price volatility and foreign investments.
Equity securities of small companies.	Price volatility (particularly sensitive to price swings during periods of economic uncertainty).
Equity securities of companies with large market capitalizations located outside the U.S.	Price volatility, foreign investments, currency transactions and emerging countries.
High quality fixed income securities with an average duration not to exceed 3 years.	Changes in interest rates, mortgage-related securities and derivatives, forward commitments and repurchase agreements.
Equity securities of companies which use, support, or relate directly or indirectly to use of the Internet. Such companies include those in the media, telecommunications, and technology sectors.

Industry concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector and significant participation in the initial public offering market), Internet, price volatility, IPO, foreign investments and emerging countries.

Equity securities in the financial services sector (including derivatives). Such companies include banks, insurance companies, brokerage firms and other finance-related firms.

Industry concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector), price volatility, liquidity, changes in interest rates, foreign investments and derivatives.

Equity securities in the health sciences sector (including derivatives). Such companies include medical equipment or supplies, pharmaceuticals, health care facilities and other health sciences-related firms.

Industry concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector), price volatility, liquidity, regulatory impact, foreign investments and derivatives.

Equity securities in the technology sector (including derivatives). Such companies include hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.

Industry concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector), price volatility, liquidity, foreign investments and derivatives.

Equity securities in the telecommunications sector (including derivatives). Such companies include telephone service or equipment, wireless or satellite communications, television and movie programming, broadcasting and Internet access companies.

Industry concentration (particularly sensitive to price swings because of concentration of investments in a narrow industry sector), price volatility, liquidity, foreign investments, emerging countries and derivatives.

Equity securities of a large number of companies of any size.	Price volatility, foreign investments, derivatives and forward contracts, credit and liquidity.
U.S. and foreign equity securities selected for their growth potential.

Non-diversified (particularly sensitive to price swings because the portfolio is classified as “non-diversified”—

it may hold securities from a fewer number of issuers than a diversified portfolio), price volatility, foreign investments, credit, changes in interest rates, liquidity and derivatives and forward contracts.

AN OVERVIEW OF PACIFIC SELECT FUND

Foreign equity and fixed income securities may be affected by exchange rate changes, political and economic circumstances throughout the world, and relatively lower liquidity compared to U.S. securities.

Each portfolio may lend up to 33 1/3% of its assets to seek additional income. All loans must be secured by collateral. In connection with such lending, there is a risk of delay in return of the securities loaned or possible loss of rights in collateral should the borrower become insolvent.

Each portfolio engages in active and frequent trading which could result in higher trading costs and reduce performance.

Unless otherwise noted, each portfolio that invests principally in equity securities may temporarily change its investment strategies if the manager believes economic conditions make it necessary to try to protect the portfolio from potential loss. In that case, the portfolios (including portfolios with international holdings) may invest in U.S. government securities, higher-quality corporate fixed income securities, mortgage-related and asset-backed securities, or money market instruments, which may cause a portfolio to miss investment opportunities and prevent it from achieving its investment goal. In addition, portfolios that invest principally in securities of small to medium-sized companies may invest in preferred stocks and larger-capitalization stocks under these circumstances. In order to meet redemption requests, a manager may determine to hold a significant portion of a portfolio’s assets in cash or such securities as described above for temporary strategy changes.

PORTFOLIO AND MANAGER	INVESTMENT GOAL
Mid-Cap Value Portfolio Lazard	Capital appreciation.
International Value Portfolio Lazard	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the U.S.
Capital Opportunities Portfolio MFS	Long-term growth of capital.
Global Growth Portfolio MFS	Long-term growth of capital.
Equity Index Portfolio Mercury Advisors	Investment results that correspond to the total return of common stocks publicly traded in the U.S.
Small-Cap Index Portfolio Mercury Advisors	Investment results that correspond to the total return of an index of small capitalization companies.
Multi-Strategy Portfolio Oppenheimer	High total return.
Main Street® Core Portfolio (formerly called Large-Cap Core Portfolio) Oppenheimer	Long-term growth of capital and income.
Emerging Markets Portfolio Oppenheimer	Long-term growth of capital.
Inflation Managed Portfolio PIMCO	Maximize total return consistent with prudent investment management.
Managed Bond Portfolio PIMCO	Maximize total return consistent with prudent investment management.
Small-Cap Value Portfolio PIMCO Advisors-NFJ	Long-term growth of capital.
Money Market Portfolio Pacific Life	Current income consistent with preservation of capital.

THE PORTFOLIO’S MAIN INVESTMENTS	THE PORTFOLIO’S MAIN RISKS
Equity securities of medium-sized U.S. companies believed to be undervalued.	Price volatility, foreign investments, derivatives and forward contracts and leveraging.
Equity securities of relatively large companies located in developed countries outside of the U.S.	Price volatility, foreign investments and derivatives, forward contracts and currency transactions.
Equity securities with the potential for long-term growth of capital.	Price volatility, foreign investments and emerging countries.
Equity securities of any size located within and outside of the U.S.

Price volatility, foreign investments, emerging countries and non-diversified (particularly sensitive to price swings because the portfolio is classified as “non-diversified”—it may hold securities from a fewer number of issuers than a diversified portfolio).

Equity securities of companies that are included in or representative of the Standard & Poor’s 500 Composite Stock Price Index (including derivatives).

Price volatility (particularly susceptible to a general decline in the U.S. stock market because it cannot change its investment strategy, even temporarily, to protect it from loss during poor economic conditions), stock market and derivatives.

Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).

Price volatility (particularly susceptible to a general decline in the U.S. stock market because it cannot change its investment strategy, even temporarily, to protect it from loss during poor economic conditions), stock market and derivatives.

A mix of equity and fixed income securities.	Price volatility, changes in interest rates, credit, mortgage-related securities, foreign investments and emerging countries.
Equity securities of large U.S. companies.	Price volatility, changes in interest rates, credit, derivatives and foreign investments.
Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	Price volatility, foreign investments and emerging countries.
Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Changes in interest and inflation rates, credit, foreign investments, derivatives and forward commitments and mortgage-related securities.
Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities or related indices.	Changes in interest rates, credit, foreign investments, derivatives and forward commitments and mortgage-related securities.
Equity securities of small companies.	Price volatility and foreign investments.
Highest quality money market instruments believed to have limited credit risk.	Changes in interest rates and credit. Intended to have the least investment risk of all of the portfolios.

AN OVERVIEW OF PACIFIC SELECT FUND

Many of the investment techniques and strategies discussed in the prospectus, and in the Statement of Additional Information (SAI) are discretionary, which means that managers can decide if they want to use them or not. There’s the possibility that investment decisions managers make will not accomplish what they were designed to achieve, or that the portfolio will not achieve its investment goal. There can be no assurance that a manager will utilize derivative strategies in a way that is advantageous to a portfolio. Managers may also use investment techniques or make investments in securities that are not part of a portfolio’s principal investment strategy. A portfolio’s stated investment goal cannot be changed without the approval of shareholders. Non-fundamental investment policies may be changed from time to time by the fund’s board of trustees without shareholder approval.

Although some portfolios may have names or investment objectives that resemble other mutual funds managed by the same manager, they may not have the same underlying holdings or performance as those other mutual funds.

Each portfolio is subject to regulation under the Investment Company Act of 1940 (1940 Act) and intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (IRC).

You’ll find a more detailed discussion of each portfolio’s investments, strategies and risks in the SAI. Please turn to the back cover of the prospectus for information about how to obtain a copy.

PORTFOLIO AND MANAGER	INVESTMENT GOAL
High Yield Bond Portfolio Pacific Life	High level of current income.
Equity Income Portfolio Putnam	Current income. (Capital growth is of secondary importance.)
Research Portfolio Putnam	Long-term growth of capital.
Equity Portfolio Putnam	Capital appreciation. (Current income is of secondary importance.)
Aggressive Equity Portfolio Putnam	Capital appreciation.
Large-Cap Value Portfolio Salomon Brothers	Long-term growth of capital. (Current income is of secondary importance.)
Comstock Portfolio (formerly called Strategic Value Portfolio) Van Kampen	Long-term growth of capital.
Real Estate Portfolio Van Kampen	Current income and long-term capital appreciation.
Mid-Cap Growth Portfolio Van Kampen	Long-term growth of capital.

THE PORTFOLIO’S MAIN INVESTMENTS	THE PORTFOLIO’S MAIN RISKS
Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Credit, changes in interest rates, liquidity and foreign investments.
Equity securities of large U.S. companies with a focus on income-producing securities believed to be undervalued by the market.	Price volatility, foreign investments, emerging countries, derivatives and forward contracts, changes in interest rates and credit.
Equity securities of large U.S. companies with potential for capital appreciation.	Price volatility, foreign investments, emerging countries, derivatives and forward contracts, changes in interest rates and credit.
Equity securities of large U.S. growth-oriented companies.	Price volatility, foreign investments and derivatives and forward contracts.
Equity securities of small and medium-sized companies.	Price volatility, foreign investments, derivatives and forward contracts, changes in interest rates and credit.
Equity securities of large companies.	Price volatility, foreign investments and derivatives.
Equity securities with the potential for long-term growth of capital and income.

Price volatility, foreign investments, emerging countries, derivatives and non-diversified (particularly sensitive to price swings because the portfolio is classified as “non-diversified”—it may hold securities from a fewer number of issuers than a diversified portfolio).

Equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs) and real estate operating companies (REOCs).

Non-diversified (particularly sensitive to price swings because the portfolio is classified as “non-diversified”—it may hold securities from a fewer number of issuers than a diversified portfolio and because of concentration of investments in a narrow industry sector), price volatility, REITs and REOCs, foreign investments and derivatives.

Equity securities of medium-sized companies believed to have above-average growth potential.

Price volatility, foreign investments, emerging countries, derivatives and non-diversified (particularly sensitive to price swings because the portfolio is classified as “non-diversified”—it may hold securities from a fewer number of issuers than a diversified portfolio).

A BOUT THE PORTFOLIOS	BLUE CHIP PORTFOLIO

	This portfolio is not available for: •Pacific Corinthian variable annuity contracts	•Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital. Current income is of secondary importance.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest at least 80% of its assets in the securities of blue chip companies, including equity securities, convertible securities, foreign securities, and synthetic instruments that have economic characteristics similar to the portfolio’s direct investments. Blue chip companies are those included in the Russell 1000 Index (large and mid-sized companies) which the manager believes have high quality management and/or products.

This portfolio may invest up to 25% of its assets in foreign securities.

The portfolio managers look for companies which possess strong financial characteristics and which they believe have leading market positions that are expected to be maintained or enhanced over time. The portfolio seeks to balance growth, value and quality when selecting stocks. Such companies generally have:

•superior growth prospects compared to other companies in the same industry

•proprietary technology which the managers believe have the potential to bring about major changes within an industry

•leading sales within an industry, or the potential to become a market leader.

This portfolio may invest up to 15% of its assets in equity and/or debt real estate investment trusts.

The managers also look for companies that have:

•faster earnings growth than its competitors and the market in general

•higher profit margins relative to its competitors

•strong cash flow relative to its competitors

•a balance sheet with relatively low debt and a high return on equity relative to its competitors.

Derivative or synthetic instruments may include warrants, futures, options, exchange-traded funds and ADRs.

The managers consider whether to sell a particular security when they believe the security no longer has above-average growth potential.

When the managers believe securities other than common stocks offer the opportunity for long-term growth of capital and current income, they may invest in U.S. government securities and high-quality debt securities.

Risks you should be aware of

The Blue Chip Portfolio may be affected by the following risks, among others:

•price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably.

•foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

•real estate investment trusts (REITs) – REITs expose the portfolio to the risks of the real estate market. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

	BLUE CHIP PORTFOLIO

Risks you should be aware of (continued)

• derivatives and synthetics – such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Synthetics replicate the economic characteristics of a direct investment. Use of derivatives and synthetics could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 12.43%; 3rd quarter 2001: (18.80)%
	Average annual total return as of December 31, 2002	1 year	2 years/ Since inception

	Blue Chip Portfolio	(25.94)%	(22.37)%
	Standard & Poor’s 500 Composite Stock Price Index1	(22.09)%	(17.15)%
	[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large- capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio

The portfolio is managed by AIM’s Large-Cap Growth Team. Current members include:

Monika H. Degan, CFA, is an investment officer and senior portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1995. Ms. Degan has 11 years of investment experience and a BA and an MBA from the University of Houston.

Kirk L. Anderson is a portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1994. Mr. Anderson has 6 years of investment experience, a BA from Texas A&M University and an MS from the University of Houston.

The Blue Chip Portfolio is managed by A I M Capital Management, Inc. (AIM). You’ll find more about AIM on page 82.

ABOUT THE PORTFOLIOS	AGGRESSIVE GROWTH PORTFOLIO

	This portfolio is not available for: •Pacific Corinthian variable annuity contracts	•Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest in common stocks of companies whose earnings the portfolio managers expect to grow at an above average rate (typically, more than 15% per year). The portfolio will invest in securities of small and medium-sized growth companies. The managers focus on companies they believe are likely to benefit from new and innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and those the managers believe have excellent prospects for future growth. The managers normally consider whether to sell a particular security when any of those factors materially changes. The portfolio may invest up to 25% of its assets in equity and/or debt real estate investment trusts, although the manager generally does not expect to invest more than 15% of its assets at the present time.

This portfolio may invest up to 25% of its assets in foreign investments that are principally traded outside the U.S.

Risks you should be aware of

The Aggressive Growth Portfolio may be affected by the following risks, among others:

•price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the team thinks have the potential for above average growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are “undervalued.”

Small emerging growth companies may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty.

•liquidity – investments in smaller companies have a greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

•foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

•real estate investment trusts (REITs) – REITs expose the portfolio to the risks of the real estate market. Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

	AGGRESSIVE GROWTH PORTFOLIO

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its current and prior benchmark indices.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 13.84%; 3rd quarter 2001: (24.33)%
	Average annual total return as of December 31, 2002	1 year	2 years/ Since inception

	Aggressive Growth Portfolio	(22.32)%	(21.09)%
	Russell 2500 Index1	(17.80)%	(8.78)%
	Russell 2500 Growth Index[2]	(29.09)%	(20.49)%

[1]  The Russell 2500 Index, an index of the 2,500 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.

[2]  The Russell 2500 Growth Index, an index of companies that have higher price-to-book ratios and higher forecasted growth values than those companies in the Russell 2500 Value Index. Results include reinvested dividends.

Who manages the portfolio

The portfolio is managed by AIM’s Mid-Cap Growth Team. Current members include:

Robert M. Kippes is a senior portfolio manager of AIM and has been associated with AIM and/or its affiliates since 1989. Mr. Kippes has 13 years of investment experience and a BA from Stephen F. Austin University.

Jay K. Rushin, CFA, is a portfolio manager of AIM and has been associated with AIM and/or its affiliates since 1998. Mr. Rushin was associate equity analyst with Prudential Securities from 1996-1998 and has 8 years of investment experience. Mr. Rushin has a BA from Florida State University.

Karl F. Farmer, CFA, is a portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1998. Before joining AIM, he was a pension actuary with William M. Mercer, Inc. Mr. Farmer has 5 years of investment experience, a BS from Texas A&M University and an MBA from the University of Pennsylvania.

The Aggressive Growth Portfolio is managed by A I M Capital Management, Inc. (AIM). You’ll find more about AIM on page 82.

ABOUT THE PORTFOLIOS	DIVERSIFIED RESEARCH PORTFOLIO

	This portfolio is not available for: •Pacific Corinthian variable annuity contracts	•Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest in common stocks of U.S. companies and common stocks of foreign companies with significant markets in the U.S. The portfolio invests primarily in companies with a total market capitalization of more than $1 billion. Stocks of foreign companies with significant markets in the U.S. include American Depositary Receipts (ADRs) and foreign securities registered in the U.S. The portfolio principally invests in common stock, but it may also invest in securities convertible into common stock, warrants, rights and non-convertible preferred stock.

The portfolio is managed by a team of research analysts. The portfolio is divided into segments, and each has its own research analyst who makes independent decisions within portfolio guidelines and objectives. Sector weightings are the result of individual security selections, although the manager expects major industry sectors to typically be represented in the portfolio.

Although the research analysts do not intend to seek short-term profits, they may sell securities whenever they believe appropriate, without regard to the length of time a security has been held.

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

This portfolio may invest up to 15% of its assets in securities of companies outside the U.S.

Risks you should be aware of

The Diversified Research Portfolio may be affected by the following risks, among others:

•price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The portfolio invests in large to medium size companies, which tend to have more stable prices than smaller companies.

•foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

	DIVERSIFIED RESEARCH PORTFOLIO

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 14.52%; 3rd quarter 2002: (17.98)%
	Average annual total return as of December 31, 2002	1 year	3 years/ Since inception

	Diversified Research Portfolio	(24.19)%	(6.69)%
	Standard & Poor’s 500 Composite Stock Price Index1	(22.09)%	(14.55)%
	[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio

The portfolio is managed by a team of research analysts led by Andrew F. Barth.

Andrew F. Barth, is president and research director-U.S. of Capital International Research, Inc., the research arm and a subsidiary of Capital Guardian. He is also a director of Capital Guardian and member of its executive committee and global institution group North American committee. As the research coordinator for the portfolio, Mr. Barth facilitates the communication and comparison of investment ideas and allocates the portfolio’s assets among the 23 research analysts. The research analysts have an average of 15 years investment experience and an average of 11 years with Capital Guardian or its affiliates.

The Diversified Research Portfolio is managed by Capital Guardian Trust Company (Capital Guardian). You’ll find more about Capital Guardian on page 82.

ABOUT THE PORTFOLIOS	SMALL-CAP EQUITY PORTFOLIO

This portfolio is not available for: • Pacific Corinthian variable annuity contracts

The investment goal	This portfolio seeks long-term growth of capital. The realization of current income will not be a factor in considering portfolio securities.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest at least 80% of its assets in equity securities of companies that have small market capitalizations (between $50 million and $1.5 billion). It invests principally in common stocks. The portfolio may also invest in fixed income securities, including those that can be converted into equity securities, and foreign securities that are listed on a U.S. stock exchange or over the counter market.

The portfolio is managed by a team of portfolio managers. The portfolio is divided into segments, and each has its own manager who makes independent decisions within portfolio guidelines and objectives.

When assessing companies, the team uses a value-oriented approach in which it tries to identify the difference between the underlying value of a company and the market price of its security. Value is identified in a number of ways, including the relationship of the stock’s current price to earnings, the strength of the company’s balance sheet, and price-to-book value. The team looks at a number of variables, including the fundamental long-term outlook for the company, the extent to which shares may be considered undervalued and the expectations of the market as a whole.

The team considers strong company management important, and investment decisions may be based on meetings with the company’s senior executives and its competitors, as well as on information from economists, government officials and industry specialists.

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

A smaller company with a promising product or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one.

Risks you should be aware of

The Small-Cap Equity Portfolio may be affected by the following risk, among others:

• price volatility – the portfolio principally invests in equity securities, which go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies with smaller capitalizations, which may give the portfolio a higher risk of price volatility than a portfolio that invests in companies with larger capitalizations.

In addition, the securities of smaller companies generally have less liquidity and may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers. Smaller companies may have a harder time securing financing and may be more sensitive to a setback in sales or to economic downturns than larger, more established companies.

	SMALL-CAP EQUITY PORTFOLIO

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 1998: 30.37%; 3rd quarter 1998: (25.65)%
	Average annual total return as of December 31, 2002	1 year	5 years	10 years

	Small-Cap Equity Portfolio	(23.58)%	(2.63)%	6.82%
	Russell 2000 Index1	(20.48)%	(1.36)%	7.15%
	[1] The Russell 2000 Index, an index of the 2,000 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.

Who manages the portfolio

Lawrence R. Solomon, CFA, senior vice president of Capital International Research Inc., is the lead portfolio manager. He has 18 years of experience as an investment professional, including 17 years with the Capital organization.

Michael R. Ericksen, senior vice president of Capital Guardian, has 21 years of experience as an investment professional, including 15 years with the Capital organization.

James S. Kang, vice president of Capital International Research Inc., has 15 years of experience as an investment professional, including 14 years with the Capital organization.

Robert G. Kirby, a senior partner of The Capital Group Partners L.P., has 49 years of experience as an investment professional, including 36 years with the Capital organization.

Karen A. Miller, vice president of Capital International Research Inc., has 13 years of research/investment experience, including 11 years with the Capital organization.

Kathryn M. Peters, vice president of Capital International Research, Inc., has 14 years of research/investment experience, including 1 year with the Capital organization. She was previously associated with Montgomery Asset Management.

The Small-Cap Equity Portfolio is managed by a team of portfolio managers at Capital Guardian Trust Company (Capital Guardian). You’ll find more about Capital Guardian on page 82.

ABOUT THE PORTFOLIOS	INTERNATIONAL LARGE-CAP PORTFOLIO

	This portfolio is not available for: •Pacific Corinthian variable annuity contracts	•Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest at least 80% of its assets in securities of companies with large market capitalizations located outside the U.S. Large-cap companies have a market capitalization of $1 billion or more. The portfolio principally invests in common stock, but it may also invest in securities convertible into common stock, warrants, rights and non-convertible preferred stock.

The portfolio is managed by a team of managers. The management team normally emphasizes investments in securities of companies located in Europe, Canada, Australia, Asia and the Far East, but may also invest in other countries and regions, including developing countries. Regional and country allocation decisions are based on a variety of factors, including economic, social, and political developments, currency risks and the liquidity of various national markets.

Although the team does not intend to seek short-term profits, they may sell securities whenever they believe appropriate, without regard to the length of time a security has been held.

The team may use currency hedging and other investment management techniques, such as forward foreign currency contracts. The portfolio may also cross-hedge between two non-U.S. currencies.

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

Risks you should be aware of

The International Large-Cap Portfolio may be affected by the following risks, among others:

•price volatility – the portfolio invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The portfolio invests in large to medium size companies, which tend to have more stable prices than smaller companies.

•foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

•currency transactions – this portfolio may enter into foreign currency transactions, forward foreign currency contracts and other investment techniques to help it achieve its investment goals. There’s always a risk that these techniques could reduce returns or increase the portfolio’s volatility.

•emerging countries – investment in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

	INTERNATIONAL LARGE-CAP PORTFOLIO

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 12.82%; 3rd quarter 2002: (21.48)%
	Average annual total return as of December 31, 2002	1 year	3 years/ Since inception

	International Large-Cap Portfolio	(17.63)%	(19.18)%
	MSCI EAFE Index[1]	(15.94)%	(17.24)%

1  The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index), an index of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

Who manages the portfolio

David I. Fisher, chairman of the board of Capital Guardian, has 36 years of experience as an investment professional, including 32 years with the Capital organization.

Hartmut Giesecke, senior vice president and director of Capital International Research, Inc. and Capital International, Inc., has 30 years experience as an investment professional, including 30 years with the Capital organization.

Arthur J. Gromadzki, vice president of Capital International Research, Inc. and vice president of Capital International Limited, has 15 years experience with the Capital organization.

Richard N. Havas, senior vice president and portfolio manager of Capital Guardian, has 20 years experience as an investment professional, including 16 years with the Capital organization.

Nancy J. Kyle, senior vice president, director and member of the executive committee of Capital Guardian, has 28 years experience as an investment professional, including 11 years with the Capital organization.

Christopher A. Reed, CFA, director and vice president of Capital Guardian, has 8 years experience as an investment professional with the Capital organization.

Lionel M. Sauvage, senior vice president and director of Capital Guardian, has 15 years experience as an investment professional with the Capital organization.

Nilly Sikorsky, a director of The Capital Group Companies, Inc., has 39 years experience as an investment professional with the Capital organization.

Rudolf M. Staehelin, senior vice president and director of Capital International Research, Inc., has 24 years experience as an investment professional, including 20 years with the Capital organization.

The International Large-Cap Portfolio is managed by a team of portfolio managers at Capital Guardian Trust Company (Capital Guardian). You’ll find more about Capital Guardian on page 82.

ABOUT THE PORTFOLIOS	SHORT DURATION BOND PORTFOLIO

	This portfolio is not available for: • Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks current income. Capital appreciation is of secondary importance.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest in high quality fixed income securities with an average duration not to exceed 3 years. The portfolio manager uses duration management as a fundamental part of the management for this portfolio. Generally, the manager expects to track duration of 2-year U.S. treasury securities (plus or minus a half-year) although the securities held may have short, intermediate, and long terms to maturity.

The portfolio manager intends to invest principally in government securities, mortgage-related securities, and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars.

Government securities include U.S. treasury securities and securities issued by U.S. government agencies or instrumentalities.

Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities.

The portfolio may also invest in derivatives (such as options, futures contracts, and swap agreements), and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise achieve the portfolio’s goals.

Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates.

Risks you should be aware of

Since the Short Duration Bond Portfolio principally invests in fixed income securities, it may be affected by the following risks, among others:

• changes in interest rates – the value of the portfolio’s investments may fall when interest rates rise. Changes in interest rates may have a significant effect on this portfolio, because it may invest in securities with medium or long terms to maturity and may use interest-sensitive derivatives. Bonds with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than bonds with shorter durations.

• mortgage-related securities – can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the portfolio will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage related securities can be particularly sensitive to changes in interest rates.

• derivatives, forward commitments and repurchase agreements – derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward commitments could reduce returns and increase the portfolio’s volatility. Derivatives, forward commitments and repurchase agreements are particularly sensitive to counterparty risk.

	SHORT DURATION BOND PORTFOLIO

Who manages the portfolio

The portfolio is managed by a team, currently led by:

Jonathan A. Beinner is a managing director and chief investment officer of Goldman Sachs. He joined the company in 1990 and became a portfolio manager in 1992.

James B. Clark is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 1994.

Christopher Sullivan is a managing director of Goldman Sachs. He joined the company as a portfolio manager in 2001.

James McCarthy is a vice president of Goldman Sachs. He joined the company as a portfolio manager in 1995.

The Short Duration Bond Portfolio is managed by Goldman Sachs Asset Management, L.P. (Goldman Sachs). You’ll find more about Goldman Sachs on page 83.

PERFORMANCE OF COMPARABLE ACCOUNTS

This portfolio has no
historical performance to report because it started on May 1, 2003.

This chart shows the historical performance of the GSAM U.S. Short Duration Fixed Income Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Short Duration Bond Portfolio. As of 12/31/02 the composite consisted of 15 advisory accounts, including 1 mutual fund.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Short Duration Bond Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Short Duration Bond Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

	This chart does not show you the performance of the Short Duration Bond Portfolio — it shows the performance of similar accounts managed by Goldman Sachs.

	Annual total returns/Average annual total returns for the periods ending December 31, 2002
	Year/Period	GSAM U.S. Short Duration Fixed Income Composite (%)[1]	Merrill Lynch 1-3 Year Treasury Index (%)[2]

	2002	6.30	5.76
	2001	8.20	8.30
	2000	8.17	7.99
	1999	3.79	3.06
	1998	5.43	7.00
	1997	6.75	6.66
	1996	5.43	4.98
	1995	10.34	11.00
	1994	0.90	0.57
	1993	5.61	5.41

	1 year	6.30	5.76
	5 years	6.36	6.40
	10 years	6.06	6.04

1  This column shows performance after the highest advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Short Duration Bond Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

[2]  The Merrill Lynch 1-3 Year Treasury Index, an index of U.S. treasury issues that have maturities from one to three years. Results include reinvested dividends.

ABOUT THE PORTFOLIOS	I-NET TOLLKEEPER PORTFOLIO

	This portfolio is not available for: • Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest at least 80% of its assets in equity securities of “I-Net Tollkeeper” companies, which are media, telecommunications, technology and Internet companies that provide access, infrastructure, content and services to Internet companies and Internet users, and which have developed, or are seeking to develop, predictable, sustainable or recurring revenue streams by increasing “traffic,” or customers and sales, and raising “tolls,” or prices in connection with the growth of the Internet.

Examples of I-Net Tollkeeper companies may include:

• Access providers that enable individuals and businesses to connect to the Internet through, for example, cable systems or the telephone network

• Infrastructure companies that provide items such as servers, routers, software and storage necessary for companies to participate in the Internet

• Media content providers that own copyrights, distribution networks and/or programming who may benefit from increased advertising by Internet companies and/or from having new distribution channels

• Service providers that may facilitate transactions, communications, security, computer programming and back-office functions for Internet businesses.

The management team believes that one way to invest in the Internet is to invest in those businesses participating in the growth of the Internet that may have long-lasting strategic advantages including: dominant market share; strong brand names; recurring revenue streams; cost advantages; economies of scale; financial strength; technological advantages; and strong experienced management teams.

This portfolio may invest up to 25% of its assets in foreign securities, including emerging market countries.

Normally, the portfolio invests at least 90% of its assets in equity securities, primarily in publicly-traded U.S. companies. The portfolio may invest up to 20% of its assets in non-I-Net Tollkeeper companies which may use the Internet to enhance their cost structure, revenue opportunities or competitive advantage. The portfolio may also invest in Internet-based companies (that are not I-Net Tollkeeper companies) that the managers believe exhibit a sustainable business model. The portfolio may participate significantly in the initial public offering (IPO) market.

Risks you should be aware of

The I-Net Tollkeeper Portfolio may be affected by the following risks, among others:

• industry concentration – the portfolio is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

• Internet – the risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies participating in the growth of the Internet, which may give the portfolio higher volatility than a portfolio that invests in equities of other industries, or a broader spectrum of industries.

• IPO – IPOs may be more volatile than other securities. IPOs may have a magnified impact on the portfolio when the portfolio’s asset base is relatively small. As assets grow, the effect of IPOs on the portfolio’s performance will not likely be as significant.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

Because the portfolio concentrates its investments in I-Net Tollkeeper companies, the portfolio’s performance may be substantially different from the returns of the broader stock market and of “pure” Internet funds.

The prices of Internet companies may be affected by intense competition, changing technologies, consumer preferences, problems with product compatibility, government regulation, interest rates, and investor optimism or pessimism with little or no basis in traditional economic analysis.

	I-NET TOLLKEEPER PORTFOLIO

Risks you should be aware of (continued)

• emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark indices.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 23.93%; 3rd quarter 2001: (37.43)%
	Average annual total return as of December 31, 2002	1 year	Since Inception (May 1, 2000)

	I-Net Tollkeeper Portfolio	(38.62)%	(38.30)%
	Standard & Poor’s 500 Composite Stock Price Index[1]	(22.09)%	(15.97)%
	Dow Jones Composite Internet Index[2]	(38.88)%	(48.92)%

[1]  The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

[2]  The Dow Jones Composite Internet Index, an index of the stocks of U.S. companies that generate at least 5% of annual sales/revenue from the Internet.

Who manages the portfolio

Herbert E. Ehlers is a managing director, senior portfolio manager and chief investment officer of the growth equity investment team of Goldman Sachs. He joined the company in 1997.

Scott Kolar is a vice president and portfolio manager of Goldman Sachs. He joined the company as an equity analyst in 1997 and became a portfolio manager in 1999.

David G. Shell is a managing director and senior portfolio manager of Goldman Sachs. He joined the company as a portfolio manager in 1997.

The I-Net Tollkeeper Portfolio is managed by a team of portfolio managers at Goldman Sachs Asset Management, L.P. (Goldman Sachs). You’ll find more about Goldman Sachs on page 83.

ABOUT THE PORTFOLIOS	FINANCIAL SERVICES PORTFOLIO

	This portfolio is not available for: •Pacific Corinthian variable annuity contracts	•Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

This portfolio’s principal strategy is to invest at least 80% of its assets in equity securities and derivatives of companies in the financial services sector.

The financial services sector includes banks, insurance companies, brokerage firms, asset management firms, government sponsored agencies, and other investment-related or finance-related companies.

The portfolio manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. In general, the manager emphasizes companies it believes are strongly managed and will generate above-average long-term capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

The manager places a greater emphasis on companies that are increasing their revenue streams along with their earnings. The manager seeks companies that it believes can grow their revenues and earnings in a variety of interest rate environments – although securities prices of financial services companies generally are interest rate sensitive.

The manager prefers companies with successful sales and marketing cultures and that leverage technologies in their operations and distribution. The manager adjusts portfolio weightings depending on current economic conditions and relative valuations of securities.

The manager may also invest in derivatives (such as options) to help achieve the portfolio’s investment goal.

A company is considered part of the financial services sector if:

•at least 50% of its gross income or its net sales come from activities in the sector; or

•at least 50% of its assets are devoted to producing revenues from the sector; or

•the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet the above criteria.

This portfolio may invest up to 25% of its assets in foreign securities, including emerging market countries. American Depositary Receipts (ADRs) and Canadian issuers are excluded from this limit.

Risks you should be aware of

The Financial Services Portfolio may be affected by the following risks, among others:

•industry concentration – since the portfolio invests principally in only one industry, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

•price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The market prices of smaller companies tend to rise and fall more rapidly and have greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers.

•liquidity – investments in smaller companies have a greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

•changes in interest rates – securities prices of financial services companies are generally interest rate sensitive. The profitability of business in this sector depends heavily upon the availability and cost of money, and may fluctuate significantly in response to changes in interest rates as well as changes in general economic conditions.

The financial services sector is subject to extensive government regulation, which may change frequently and impact the portfolio significantly.

	FINANCIAL SERVICES PORTFOLIO

Risks you should be aware of (continued)

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• derivatives – such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 7.24%; 3rd quarter 2002: (15.41)%
	Average annual total return as of December 31, 2002	1 year	2 years/ Since inception

	Financial Services Portfolio	(14.59)%	(11.03)%
	Standard & Poor’s 500 Composite Stock Price Index1	(22.09)%	(17.15)%
	[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio

Joseph W. Skornicka, CFA, is a vice president and portfolio manager of INVESCO. He joined INVESCO in 2001. Prior to that, Mr. Skornicka was a senior equity analyst and fund manager with Munder Capital Management and an assistant vice president for Comerica Incorporated. Mr. Skornicka has a BA from Michigan State University and an MBA from the University of Michigan.

The Financial Services Portfolio is managed by INVESCO Funds Group, Inc. (INVESCO). You’ll find more about INVESCO on page 83.

ABOUT THE PORTFOLIOS	HEALTH SCIENCES PORTFOLIO

	This portfolio is not available for: •Pacific Corinthian variable annuity contracts	•Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

This portfolio’s principal strategy is to invest at least 80% of its assets in equity securities and derivatives of companies in the health sciences sector.

These companies develop, produce or distribute products or services related to health care. Such companies include, but are not limited to, those involved with medical equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.

The portfolio manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. The manager emphasizes companies it believes are strongly managed and will generate above-average long-term capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

The manager focuses on the dominant players in fast-growing therapeutic areas or companies on the verge of exciting medical breakthroughs. The manager looks for companies with strong, commercially successful products as well as promising product pipelines. This strategy may lead to investments in both well-established health care firms and faster-growing, more dynamic entities. Well-established health care companies that typically provide liquidity and earnings are generally expected to be core holdings in the portfolio. The portfolio also may invest in high growth, earlier stage companies whose future profitability could be dependent upon increasing market shares from one or a few key products.

The manager may also invest in derivatives (such as options) to help achieve the portfolio’s investment goal.

A company is considered part of the health sciences sector if:

•at least 50% of its gross income or its net sales come from activities in the sector; or

•at least 50% of its assets are devoted to producing revenues from the sector; or

•the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet the above criteria.

This portfolio may invest up to 25% of its assets in foreign securities, including emerging market countries. American Depositary Receipts (ADRs) and Canadian issuers are excluded from this limit.

Risks you should be aware of

The Health Sciences Portfolio may be affected by the following risks, among others:

•industry concentration – since the portfolio invests principally in only one industry, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

•price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The market prices of smaller companies tend to rise and fall more rapidly and have greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers.

The health sciences sector is subject to extensive government regulation, which may change frequently and impact the portfolio significantly.

•liquidity – investments in smaller companies have a greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

	HEALTH SCIENCES PORTFOLIO

Risks you should be aware of (continued)

• regulatory impact – many faster-growing health care companies have limited operating histories and their potential profitability may be dependent on regulatory approval of their products, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability.

Changes in government regulation could also have an adverse impact. Continuing technological advances may mean rapid obsolescence of products and services.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• derivatives – such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 2nd quarter 2001: 12.09%; 1st quarter 2001: (17.39)%
	Average annual total return as of December 31, 2002	1 year	2 years/ Since inception

	Health Sciences Portfolio	(23.30)%	(15.88)%
	Standard & Poor’s 500 Composite Stock Price Index[1]	(22.09)%	(17.15)%
	[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio	Thomas R. Wald, CFA, is a vice president of INVESCO. Mr. Wald has a BA from Tulane University and an MBA from the University of Pennsylvania.
The Health Sciences Portfolio is managed by INVESCO Funds Group, Inc. (INVESCO). You’ll find more about INVESCO on page 83.

ABOUT THE PORTFOLIOS	TECHNOLOGY PORTFOLIO

	This portfolio is not available for: •Pacific Corinthian variable annuity contracts	•Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in	This portfolio’s principal strategy is to invest at least 80% of its assets in equity securities and derivatives in the technology-related sector.

A company is considered part of the technology sector if:

•at least 50% of its gross income or its net sales come from activities in the sector; or

•at least 50% of its assets are devoted to producing revenues from the sector; or

•the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet the above criteria.

This portfolio may invest up to 25% of its assets in foreign securities, including emerging market countries. American Depositary Receipts (ADRs) and Canadian issuers are excluded from this limit.

Such companies include, but are not limited to, those involved with hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.

The portfolio manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. The manager emphasizes companies it believes are strongly managed and will generate above-average capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

A core portion of the portfolio is expected to be invested in market-leading technology companies among various subsectors in the technology universe that the manager believes will maintain or improve their market share regardless of overall economic conditions. These companies are leaders in their field and are believed to have a strategic advantage over many of their competitors. The remainder of the portfolio will consist of faster-growing, more volatile technology companies that the manager believes to be emerging leaders in their fields. The market price of these companies tend to rise and fall more rapidly than those of larger, more established companies.

The manager may also invest in derivatives (such as options) to try to achieve the portfolio’s investment goal.

Risks you should be aware of

The Technology Portfolio may be affected by the following risks, among others:

•industry concentration – since the portfolio invests principally in only one industry, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

•price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The market prices of smaller companies tend to rise and fall more rapidly and have greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers.

•liquidity – investments in smaller companies have a greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

Many of the products and services in the technology industry are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

	TECHNOLOGY PORTFOLIO

Risks you should be aware of (continued)

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• derivatives – such as options and future contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 36.85%; 3rd quarter 2001: (39.60)%
	Average annual total return as of December 31, 2002	1 year	2 years/ Since inception

	Technology Portfolio	(46.34)%	(43.75)%
	Standard & Poor’s 500 Composite Stock Price Index[1]	(22.09)%	(17.15)%
	[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio

William R. Keithler, CFA, is senior vice president and director of sector management at INVESCO. He rejoined INVESCO in 1998. He previously worked at INVESCO from 1986 to 1993 before joining Berger Associates in 1993. Mr. Keithler has 19 years of investment experience, a BA from Webster College and an MS from the University of Wisconsin.

The Technology Portfolio is managed by INVESCO Funds Group, Inc. (INVESCO). You’ll find more about INVESCO on page 83.

ABOUT THE PORTFOLIOS	TELECOMMUNICATIONS PORTFOLIO

	This portfolio is not available for: •Pacific Corinthian variable annuity contracts	•Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital. Current income is of secondary importance.

What the portfolio invests in

This portfolio’s principal strategy is to invest at least 80% of its assets in equity securities and derivatives of companies engaged in the telecommunications sector. The companies may be located in the U.S. or around the world.

A company is considered part of the telecommunications sector if:

•at least 50% of its gross income or its net sales come from activities in the sector; or

•at least 50% of its assets are devoted to producing revenues from the sector; or

•the manager believes, after completion of corporate actions or developments announced prior to investment in a company, that a company would meet the above criteria.

These companies include, but are not limited to, those that design, develop, manufacture, distribute, or sell communication services and equipment and companies that are involved in supplying equipment or services to such companies, such as companies that offer telephone service, wireless communications, satellite communications, television and movie programming, broadcasting and Internet access.

The portfolio manager uses a bottom-up investment approach, focusing on company fundamentals and growth prospects when selecting securities. The manager emphasizes companies it believes are strongly managed and will generate above-average capital appreciation. The manager will invest in securities it believes will rise in price faster than other securities.

The manager selects stocks based on its analysis of projected total returns for companies. The manager analyzes country specific factors that might affect stock performance or influence company valuation.

Normally, the portfolio will invest primarily in companies located in at least three different countries, although U.S. issuers are expected to dominate the portfolio often. The manager emphasizes investment in companies it believes are strongly managed market leaders, with a lesser weighting on smaller, faster growing companies that offer new products or services and/or are increasing their market share.

The manager may also invest in derivatives (such as options) to help achieve the portfolio’s investment goal.

Risks you should be aware of

The Telecommunications Portfolio may be affected by the following risks, among others:

•industry concentration – since the portfolio invests principally in only one industry, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

•price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The market prices of smaller companies tend to rise and fall more rapidly and have greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers.

•liquidity – investments in smaller companies have a greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

•foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

Many of these products and services are subject to rapid obsolescence which may lower the market value of the securities of the companies in this sector.

	TELECOMMUNICATIONS PORTFOLIO

Risks you should be aware of (continued)

• emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

• derivatives – such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

This portfolio may invest without limit in foreign securities, including emerging market countries.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 19.29%; 3rd quarter 2001: (37.55)%
	Average annual total return as of December 31, 2002	1 year	2 years/ Since inception

	Telecommunications Portfolio	(47.06)%	(46.94)%
	Standard & Poor’s 500 Composite Stock Price Index[1]	(22.09)%	(17.15)%
	[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio	Brian B. Hayward, CFA, is senior vice president of INVESCO. He joined the firm in 1997. Mr. Hayward has 15 years of investment experience, and both a BA and MA from the University of Missouri.
The Telecommunications Portfolio is managed by INVESCO Funds Group, Inc. (INVESCO). You’ll find more about INVESCO on page 83.

ABOUT THE PORTFOLIOS	GROWTH LT PORTFOLIO

The investment goal	This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest in a large number of companies of any size, from small emerging growth to well established companies. It principally invests in equity securities.

This portfolio may invest some of its assets in foreign companies. Investing globally offers greater diversification because the portfolio can take advantage of investment opportunities that are not available in the U.S.

The portfolio manager looks for companies that have high potential for earnings growth that may not be recognized by other investors. The manager generally does not limit security selection to any industry sector or use other defined selection procedures. The realization of income is not a significant factor in considering portfolio securities.

The manager applies a “bottom-up” approach in choosing investments. In other words, the manager looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the portfolio’s assets may be in cash or similar investments.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

This portfolio may invest up to: • 10% of its assets in lower-rated, high-yield (“junk”) bonds • 25% of its assets in foreign investments

The portfolio may also invest in debt securities and indexed/structured securities, purchase securities on a when-issued, delayed delivery or forward commitment basis, and purchase high-yield (“junk”) bonds.

The manager may use derivatives (such as options and futures contracts) and forward contracts to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

The portfolio may invest in U.S. government securities, higher-quality corporate fixed income securities, money market instruments or repurchase agreements if the manager believes they have growth potential or cannot find equity investments that meet investment criteria.

Risks you should be aware of

The Growth LT Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the manager believes have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests in equities that are “undervalued,” for example.

This portfolio may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

	GROWTH LT PORTFOLIO

Risks you should be aware of (continued)

• derivatives and forward contracts – Derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward contracts could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may invest in high-yield or “junk” bonds, which are given a low credit rating by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. High-yield bonds are subject to credit risk, especially during periods of economic uncertainty or economic downturns, and are considered to be mostly speculative in nature.

• liquidity – high yield bonds may be less liquid than higher quality investments. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. A security with a lowered credit rating may be particularly difficult to sell.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 1999: 43.24%; 1st quarter 2001: (24.11)%
	Average annual total return as of December 31, 2002	1 year	5 years	9 years/ Since inception

	Growth LT Portfolio	(28.97)%	4.20%	10.66%
	Standard & Poor’s 500 Composite Stock Price Index1	(22.09)%	(0.58)%	9.26%
	1 The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stocks markets. Results include reinvested dividends.

Who manages the portfolio

David J. Corkins, vice president of Janus, joined Janus in 1995 and is portfolio manager of similar funds managed by Janus. He has been the manager of various growth-oriented accounts since 1997. He has a BA from Dartmouth University and an MBA with honors from Columbia University.

The Growth LT Portfolio is managed by Janus Capital Management LLC (Janus). You’ll find more about Janus on page 83.

ABOUT THE PORTFOLIOS	FOCUSED 30 PORTFOLIO

	This Portfolio is not available for: • Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This Portfolio seeks long-term growth of capital.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest primarily in domestic and foreign equity securities (including common stock, preferred stock, warrants, and securities convertible into common or preferred stock) selected for their growth potential. The portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The portfolio normally concentrates its investments in a core group of 20-30 common stocks.

The portfolio manager applies a “bottom up” approach in choosing investments. In other words, he looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the portfolio’s assets may be in cash or similar investments.

Realization of income is not a significant consideration when choosing investments for the portfolio. Income realized on the portfolio’s investments will be incidental to its objective.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the portfolio may invest and the portfolio may at times have significant foreign exposure.

This portfolio may invest without limit in foreign equity and debt securities and may invest up to 35% of its assets in high-yield or “junk” bonds.

The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis, and purchase high-yield (“junk”) bonds.

The manager may use derivatives (such as options and future contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of

The Focused 30 Portfolio may be affected by the following risks, among others:

• non-diversified – the portfolio is considered “non-diversified” because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments. However, this does not prevent the manager from managing as though it were a diversified portfolio.

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the portfolio manager believes have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests in equities that are “undervalued,” for example. This portfolio may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

	FOCUSED 30 PORTFOLIO

Risks you should be aware of (continued)

• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may be subject to more credit risk than certain other portfolios, because it invests in high-yield or “junk” bonds. These bonds are given a low credit rating by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. High-yield bonds are subject to credit risk, especially during periods of economic uncertainty or during economic downturns, and are considered to be mostly speculative in nature.

• changes in interest rates – the value of the portfolio’s investments may fall when interest rates rise. This portfolio may be sensitive to changes in interest rates because it may invest in fixed income securities.

• liquidity – high-yield bonds may be less liquid than higher quality investments. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. A security with a lowered credit rating may be particularly difficult to sell.

• derivatives and forward contracts – Derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward contracts could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

This portfolio may be subject to more credit risk than certain other portfolios because of its ability to invest in high-yield investments, especially during periods of economic uncertainty or economic downturns.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 22.82%; 1st quarter 2001: (20.83)%
	Average annual total return as of December 31, 2002	1 year	Since inception (October 2, 2000)

	Focused 30 Portfolio	(29.41)%	(26.18)%
	Standard & Poor’s 500 Composite Stock Price Index[1]	(22.09)%	(18.41)%
	[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio

Ron V. Sachs, CFA, joined Janus in 1996, and is the manager and executive vice president of a similar fund managed by Janus. He also manages private accounts with a similar aggressive growth strategy. He has a BA from Princeton and obtained his law degree from the University of Michigan.

The Focused 30 Portfolio is managed by Janus Capital Management LLC (Janus). You’ll find more about Janus on page 83.

ABOUT THE PORTFOLIOS	MID-CAP VALUE PORTFOLIO

	This portfolio is not available for: •Pacific Corinthian variable annuity contracts	•Pacific Select variable life insurance policies

The investment goal	This portfolio seeks capital appreciation.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest at least 80% of its assets in the common stocks of U.S. companies with medium market capitalizations in the range of the Russell Midcap Index that are believed to be undervalued based on their return on total capital or equity. The Russell Midcap Index is composed of selected common stocks of medium-sized U.S. companies.

The portfolio management team determines a company’s value by comparing its share price with its return on total capital or equity. Companies are considered undervalued when their share price is lower than their estimated worth or growth prospects.

The team attempts to identify undervalued securities using traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and the potential to improve profitability. The team’s global investment specialists apply both quantitative and qualitative analysis to securities selection. The team focuses on individual stock selection rather than on forecasting stock market trends.

This portfolio may invest up to 15% of its assets in foreign investments.

The team may also invest in equity securities of larger capitalization companies, investment grade fixed income securities, and foreign equity and fixed income securities.

It may use borrowed money to make investments, which may include short selling securities it doesn’t own. Selling short is the opposite of a typical stock market transaction. Instead of buying a stock and then selling it –  hopefully at a higher price – you sell the stock first, and then buy it, hopefully at a lower price. In a short sale, you normally borrow the stock you’re selling.

The team may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of

The Mid-Cap Value Portfolio may be affected by the following risks, among others:

•price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in medium-sized companies, which are more susceptible to price swings than larger companies, but usually tend to have less volatile price swings than smaller companies.

•foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

	MID-CAP VALUE PORTFOLIO

Risks you should be aware of (continued)

• derivatives and forward contracts – Derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward contracts could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

• leveraging – leveraging, or using borrowed money to buy securities, can magnify the gain – and the loss – on the security. The portfolio will be charged interest on any money it borrows. The lender will have priority over shareholders against the portfolio’s assets.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 18.92%; 3rd quarter 2002: (16.54)%
	Average annual total return as of December 31, 2002	1 year	4 years/ Since inception

	Mid-Cap Value Portfolio	(14.46)%	6.25%
	Russell Midcap Index[1]	(16.19)%	0.31%
	[1] The Russell Midcap Index, an index of 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.

Who manages the portfolio

Herbert W. Gullquist is chief investment officer and a managing director at Lazard and a vice chairman of Lazard Frères & Co. LLC. He joined Lazard in 1982. He is responsible for monitoring all investment activity to ensure adherence to Lazard’s investment philosophy and guidelines. He has a BA from Northwestern University.

Andrew D. Lacey is a director and a portfolio manager at Lazard and has seven years of investment experience. He became a full-time member of Lazard’s equity team in 1996. He also has a BA from Wesleyan University.

Christopher H. Blake is a senior vice president and a portfolio manager at Lazard. He maintains a research focus on U.S. consumer and commercial services stocks. Mr. Blake joined Lazard in 1995 and has a BSBA in Finance from the University of Denver.

The Mid-Cap Value Portfolio is managed by a team of portfolio managers at Lazard Asset Management (Lazard). You’ll find more about Lazard on page 83.

ABOUT THE PORTFOLIOS	INTERNATIONAL VALUE PORTFOLIO

The investment goal

This portfolio seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the United States. Current income from dividends and interest will not be an important consideration.

What the portfolio invests in

This portfolio invests primarily in equity securities of relatively large non-U.S. companies with market capitalizations in the range of companies represented in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index that the portfolio manager believes are undervalued based on their earnings, cash flow or asset values. The portfolio may invest in American Depositary Receipts (ADRs). The portfolio may also invest in companies in developed countries that are not included in the MSCI EAFE Index.

The portfolio will normally invest at least 80% of its assets in equity securities of companies located in at least three different foreign countries. The allocation of the portfolio’s assets among geographic sectors may shift from time to time based on the manager’s judgment and its analysis of market conditions. The manager currently intends to invest the portfolio’s assets primarily in companies based in developed markets.

The manager may sell a stock when it believes the issuer is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the manager’s expectations.

The manager may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio’s investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of

The International Value Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• derivatives, forward contracts and currency transactions – Derivatives such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives, forward foreign currency contracts and foreign currency transactions could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

	INTERNATIONAL VALUE PORTFOLIO

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year[1] Best and worst quarterly performance during this period: 1st quarter 1998: 12.52%; 3rd quarter 2002: (22.10)%
	Average annual total return as of December 31, 2002	1 year	5 years	10 years

	International Value Portfolio[1]	(13.91)%	(5.02)%	4.30%
	MSCI EAFE Index2	(15.94)%	(2.91)%	3.99%

1  Lazard Asset Management began managing the portfolio on January 1, 2001. Other firms managed the portfolio before that date.

2  The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index), an index of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.

Who manages the portfolio

Herbert W. Gullquist is chief investment officer and a managing director of Lazard and a vice chairman of Lazard Frères & Co. LLC. He joined Lazard in 1982. He is responsible for monitoring all investment activity to ensure adherence to Lazard’s investment philosophy and guidelines. He has a BA from Northwestern University.

John R. Reinsberg is a managing director of Lazard. He is responsible for international/global equity management and overseeing the day-to-day operations of Lazard’s international equity investment team. He joined Lazard in 1991. Mr. Reinsberg has a BA from the University of Pennsylvania and an MBA from Columbia University.

The International Value Portfolio is managed by Lazard Asset Management (Lazard). You’ll find more about Lazard on page 83.

ABOUT THE PORTFOLIOS	CAPITAL OPPORTUNITIES PORTFOLIO

	This portfolio is not available for: • Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest at least 65% of its assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The portfolio capital appreciation focuses on companies which the portfolio manager believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing this portfolio. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts.

This portfolio may invest up to 35% of its assets in foreign securities, including those of emerging market countries.

The portfolio may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

Risks you should be aware of

The Capital Opportunities Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value sometimes rapidly and unpredictably. This portfolio invests in companies that the team thinks have the potential for above average growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are “undervalued.” Small emerging growth companies may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

	CAPITAL OPPORTUNITIES PORTFOLIO

Risks you should be aware of (continued)

•emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 18.04%; 3rd quarter 2001: (25.33)%
	Average annual total return as of December 31, 2002	1 year	2 years/ Since inception

	Capital Opportunities Portfolio	(26.78)%	(21.38)%
	Standard & Poor’s 500 Composite Stock Price Index[1]	(22.09)%	(17.15)%
	[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio

The portfolio is managed by MFS’s Capital Opportunities Team. Current members include:

S. Irfan Ali is a senior vice president of MFS. Mr. Ali has been employed in the investment management area of MFS since 1993. He has a BA and an MBA from Harvard.

Kenneth J. Enright is a senior vice president of MFS. Mr. Enright has been employed in the investment management area of MFS since 1986. He has a BS from Boston State College and an MBA from Babson College.

The Capital Opportunities Portfolio is managed by MFS Investment Management (MFS). You’ll find more about MFS on page 84.

ABOUT THE PORTFOLIOS	GLOBAL GROWTH PORTFOLIO

	This portfolio is not available for: • Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest, under normal market conditions, at least 65% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts, of companies in three distinct market sectors:

• U.S. emerging growth companies that the portfolio manager believes are either early in their life cycle but which have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

• Foreign growth companies that the manager believes have favorable growth prospects and attractive valuations based on current and expected earnings and cash flow. The manager generally seeks to purchase foreign growth securities of companies with relatively large capitalizations relative to the market in which they are traded.

• Emerging market securities are securities of issuers whose principal activities are located in emerging market countries.

Under normal market conditions, the portfolio invests in at least three different countries, one of which may be the U.S.

Foreign growth companies are companies located in more developed securities markets (such as Australia, Canada, Japan, New Zealand and Western European countries).

Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. These countries are generally located in Latin America, Asia, the Middle East, Eastern Europe and Africa.

Risks you should be aware of

The Global Growth Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the team thinks have the potential for above average growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are “undervalued.” Small emerging growth companies may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• emerging countries – investment in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investment may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

	GLOBAL GROWTH PORTFOLIO

Risks you should be aware of (continued)

• non-diversified – the portfolio is considered “non-diversified” because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments. However, this does not prevent the manager from managing as though it were a diversified portfolio.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 12.18%; 3rd quarter 2001: (18.67)%
	Average annual total return as of December 31, 2002	1 year	2 years/ Since inception

	Global Growth Portfolio	(19.48)%	(17.28)%
	MSCI All Country World Index Free1	(19.32)%	(18.05)%
	[1] The MSCI All Country World Index Free, an index of stocks from 23 developed markets and 26 emerging markets. Results include reinvested dividends after deducting withholding taxes.

Who manages the portfolio

The portfolio is managed by MFS’s Global Growth Team. Current members include:

John E. Lathrop, CFA, is a senior vice president at MFS. Mr. Lathrop has been employed in the investment management area of MFS since 1994. He has a BA from Northwestern University and an MBA from Cornell University.

David A. Antonelli is a senior vice president and director of international equity research at MFS. Mr. Antonelli has been employed in the investment management area of MFS since 1991. He has a BS from Pennsylvania State University and an MBA from the Wharton School at the University of Pennsylvania.

Nicholas Smithie is a vice president at MFS. Mr. Smithie has been employed in the investment management area of MFS since 1998. Before joining MFS, Mr. Smithie was an equity research analyst at Gartmore Investment Management. He has an MA from Oxford University.

The Global Growth Portfolio is managed by a team of analysts, led by the portfolio managers at MFS Investment Management (MFS). You’ll find more about MFS on page 84.

ABOUT THE PORTFOLIOS	EQUITY INDEX PORTFOLIO

The investment goal	This portfolio seeks to provide investment results that correspond to the total return of common stocks that are publicly traded in the United States.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest at least 80% of its assets in equity securities of companies that are included in the Standard & Poor’s 500 Composite Stock Price Index or representative of that index (including derivatives). The portfolio principally invests in common stock.

The goal of an index fund is to mirror the performance of a specific index. Because individual investment selection is virtually eliminated, active portfolio management is not required.

The Standard & Poor’s 500 Composite Stock Price Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets.

The portfolio management team has two objectives:

• match the returns of the index before taking into account portfolio costs

The portfolio usually holds between 400 and 500 of the stocks in the index and tries to match its industry weightings. Since the portfolio generally invests in securities that are included in the index, it has similar risk characteristics and performance. The team periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

The team frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio’s cash position.

Portfolio returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

• lower transaction costs

This portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

The manager may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio’s investment goal.

Risks you should be aware of

The Equity Index Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio primarily invests in large companies, which sometimes have less volatile prices than smaller companies.

	EQUITY INDEX PORTFOLIO

Risks you should be aware of (continued)

• stock market – The portfolio is not actively managed, and invests in securities included in the index regardless of their investment merit. The team cannot change this investment strategy even temporarily to protect the portfolio from loss during poor economic conditions. This means the portfolio is susceptible to a general decline in the U.S. stock market.

• derivatives – such as index options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year1 Best and worst quarterly performance during this period: 4th quarter 1998: 21.31%; 3rd quarter 2002: (17.34)%
	Average annual total return as of December 31, 2002	1 year	5 years	10 years

	Equity Index Portfolio[1]	(22.34)%	(0.84)%	8.97%
	Standard & Poor’s 500 Composite Stock Price Index [2]	(22.09)%	(0.58)%	9.34%

[1]  Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

[2]  The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio	The Mercury Quantitative Advisors Division has day-to-day responsibility for management of this portfolio.
The Equity Index Portfolio is managed by the Quantitative Advisors Division of Mercury Advisors (Mercury). You’ll find more about Mercury on page 84.

ABOUT THE PORTFOLIOS	SMALL-CAP INDEX PORTFOLIO

	This portfolio is not available for: •Pacific Corinthian variable annuity contracts	•Pacific Select variable life insurance policies

The investment goal	This portfolio seeks investment results that correspond to the total return of an index of small capitalization companies.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest at least 80% of its assets in equity securities of companies with small market capitalizations that are included in the Russell 2000 Index or representative of that index (including derivatives). The portfolio principally invests in common stock.

The goal of an index fund is to mirror the performance of a specific index. Because individual investment selection is virtually eliminated, active portfolio management is not required and transaction costs are reduced.

The portfolio management team has two objectives:

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.
The Russell 2000 Index is an index of the 2,000 smallest companies listed in the Russell 3000 Index.

•match the returns of the index before taking into account portfolio costs

The portfolio can invest in any number of the stocks in the index and tries to match its industry weightings. Since the portfolio generally invests in securities that are included in the index, it has similar risk characteristics and performance. The team periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

The team frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio’s cash position.

Portfolio returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio’s ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

•lower transaction costs

This portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

The manager may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio’s investment goal.

Risks you should be aware of

The Small-Cap Index Portfolio may be affected by the following risks, among others:

•price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in small-capitalization companies, which tend to have greater price swings than larger companies because they have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers.

	SMALL-CAP INDEX PORTFOLIO

Risks you should be aware of (continued)

• stock market – The portfolio is not actively managed, and invests in securities included in the index regardless of their investment merit. The team cannot change its investment strategy even temporarily to protect the portfolio from loss during poor economic conditions. This means the portfolio is susceptible to a general decline in the U.S. stock market.

• derivatives – such as index options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year[1] Best and worst quarterly performance during this period: 4th quarter 2001: 21.12%; 3rd quarter 2002: (21.76)%
	Average annual total return as of December 31, 2002	1 year	4 years/ Since inception

	Small-Cap Index Portfolio[1]	(21.19)%	2.00%
	Russell 2000 Index[2]	(20.48)%	(1.06)%

[1]  Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

[2]  The Russell 2000 Index, an index of the 2,000 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.

Who manages the portfolio	The Mercury Quantitative Advisors Division has day-to-day responsibility for management of this portfolio.
The Small-Cap Index Portfolio is managed by the Quantitative Advisors Division of Mercury Advisors (Mercury). You’ll find more about Mercury on page 84.

ABOUT THE PORTFOLIOS	MULTI-STRATEGY PORTFOLIO

The investment goal	This portfolio seeks to provide a high total return from a portfolio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest in a mix of equity and fixed income securities, although there is no requirement to weight the portfolio holdings in any fixed proportion. The portfolio invests in stocks mainly for their growth potential and in debt securities for income and to help preserve principal when stock markets are volatile.

Within the equity portion of the portfolio, the portfolio management team will invest principally in the common stock of large and medium-sized U.S. companies, but may also invest up to 20% of the portfolio’s assets in small U.S. companies. The portfolio may also invest in preferred stock, warrants, rights, ADRs, and fixed income securities that can be converted into equity securities, as well as foreign securities. The team may use both “growth” and “value” styles in selecting stocks. They consider fundamental analysis of a company’s financial statements, management structure, operations, product development, and industry analysis. Growth investing seeks stocks that the team believes have possibilities for increases in stock price because of strong earnings growth compared to the market, the development of new products or services, or other favorable economic factors. Value investing seeks stocks that are temporarily out of favor or undervalued in the market by various measures, such as the stock’s price/earnings ratio.

Within the fixed income portion of the portfolio, the team may invest in fixed income securities of any credit rating, principally bonds and notes issued by U.S. and foreign companies and governments, and mortgage-related securities including stripped mortgage-related securities and mortgage dollar rolls (forward commitments). The portfolio may also purchase “Brady Bonds”. In determining whether to purchase a security, the team evaluates business and economic factors affecting an issuer as well as its credit rating. The portfolio’s foreign debt investments may be denominated in U.S. dollars or in foreign currencies. The portfolio may purchase foreign currency in connection with the purchase and sale of foreign securities.

This portfolio will normally invest at least 25% of its assets in equity securities and 25% in fixed-income securities. The remainder will be allocated depending on the manager’s analysis of market conditions.

This portfolio may invest up to 50% of its assets in foreign securities, including those of emerging market countries. American Depositary Receipts (ADRs) are excluded from this limit.

This portfolio may invest up to 35% of its assets in lower-rated, high-yield (“junk”) bonds.

Risks you should be aware of

The Multi-Strategy Portfolio invests in a mix of equity and fixed income securities. The portfolio may be affected by the following risks, among others:

•price volatility – the value of the portfolio changes as the prices of its investments go up or down. Small and medium-sized companies may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers. Small companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty.

•changes in interest rates – the portfolio’s fixed income investments may make it sensitive to changes in interest rates. The value of the portfolio may fall when interest rates rise.

•credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. The portfolio may invest in high yield (“junk”) bonds, which have low credit ratings by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated but are of comparable quality. High yield bonds are especially subject to credit risk during periods of economic uncertainty or downturns, and are considered to be mostly speculative in nature.

•mortgage-related securities – can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the portfolio will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-

	MULTI-STRATEGY PORTFOLIO

Risks you should be aware of (continued)

related securities can be particularly sensitive to changes in interest rates. Mortgage dollar rolls could reduce returns and increase a portfolio’s volatility and are particularly sensitive to counterparty risk.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its benchmark indices.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

For information on how Oppenheimer has managed substantially similar accounts, see page 87.

	as of December 31 each year[1] Best and worst quarterly performance during this period: 4th quarter 1998: 12.08%; 3rd quarter 2002: (8.52)%
	Average annual total return as of December 31, 2002	1 year	5 years	10 years

	Multi-Strategy Portfolio1	(13.06)%	1.84%	7.11%
	Lehman Brothers Aggregate Bond Index2	10.25%	7.55%	7.51%
	Standard & Poor’s 500 Composite Stock Price Index3	(22.09)%	(0.58)%	9.34%

[1]  OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003 and some investment polices changed at that time. Other firms managed the portfolio before that date. On January 1, 1994 the investment objective and some investment policies changed.

2  The Lehman Brothers Aggregate Bond Index, an index of investment grade fixed income securities with maturities of at least one year. Results include reinvested dividends.

3  The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio

The portfolio is managed by a team lead by:

Christopher Leavy, CFA, senior vice president of Oppenheimer has over 10 years experience as an investment professional, including 2 years with Oppenheimer.

Emmanuel Ferreira, vice president of Oppenheimer, has over 6 years experience as an investment professional.

Angelo Manioudakis, senior vice president of Oppenheimer, has over 10 years experience as an investment professional.

The Multi-Strategy Portfolio is managed by OppenheimerFunds, Inc. (Oppenheimer). You’ll find more about Oppenheimer on page 84.

ABOUT THE PORTFOLIOS	MAIN STREET CORE PORTFOLIO

The investment goal	This portfolio seeks long-term growth of capital and income.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest in equity securities of companies of different capitalization ranges. Currently, the portfolio manager focuses on U.S. companies with large market capitalizations. It may invest in medium and small companies and in companies located outside the U.S. and in American Depositary Receipts.

In selecting securities for purchase or sale the manager uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. Generally, the selection process currently involves the use of:

• Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates, the shape of the yield curve and whether a stock is paying dividends. These help direct portfolio emphasis by market capitalization (small, mid, or large), industries, and value or growth styles. A group of “bottom up” models helps to rank stocks in a universe typically including 2000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

• Fundamental research: The manager uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

• Judgment: The portfolio is then continuously rebalanced by the manager, using the tools described above. The manager may consider other factors as well.

The portfolio invests principally in common stock. It may also invest in other equity securities or equivalents, like preferred stock, convertible stock, and in fixed income securities that can be converted into equity securities. In addition the portfolio may invest in debt securities, such as bonds and debentures, and in issuers in foreign countries (including emerging market countries), but does not currently emphasize these investments.

The portfolio may invest in derivatives (such as index options and stock index futures contracts) to try to increase returns, to try to gain access to a market, or as a substitute for buying the securities in the index.

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

Risks you should be aware of

The Main Street Core Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The manager tries to control price volatility by investing in many different companies in a variety of industries. This portfolio may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

• changes in interest rates – the portfolio’s fixed income investments may make it sensitive to changes in interest rates. The value of the portfolio may fall when interest rates rise.

• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt.

	MAIN STREET CORE PORTFOLIO

Risks you should be aware of (continued)

• derivatives – such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

For information on how Oppenheimer has managed substantially similar accounts, see page 87.

	as of December 31 each year[1] Best and worst quarterly performance during this period: 4th quarter 1998: 21.81%; 3rd quarter 2002: (18.31)%
	Average annual total return as of December 31, 2002	1 year	5 years	10 years

	Main Street Core Portfolio1	(28.40)%	(3.06)%	6.46%
	Standard & Poor’s 500 Composite Stock Price Index2	(22.09)%	(0.58)%	9.34%

1  OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003. In 1994 some investment policies changed. Other firms managed the portfolio before that date.

2  The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio

Charles E. Albers, CFA, senior vice president of Oppenheimer has over 30 years of experience as an investment professional, including 4 years with Oppenheimer.

Nikolaos D. Monoyios, CFA, vice president of Oppenheimer has over 20 years of experience as an investment professional, including 4 years with Oppenheimer.

The Main Street Core Portfolio is managed by a team of portfolio managers at OppenheimerFunds, Inc. (Oppenheimer). You’ll find more about Oppenheimer on page 84.

ABOUT THE PORTFOLIOS	EMERGING MARKETS PORTFOLIO

This portfolio is not available for: • Pacific Corinthian variable annuity contracts

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest at least 80% of its assets in securities (including American Depositary Receipts) of companies whose principal activities are conducted in countries that are generally regarded as “emerging market” countries. The portfolio principally invests in common stock and other equity securities.

The portfolio manager seeks to invest in countries whose economies, industries and stock markets it believes are growing, gaining more stability, and/or offer attractive long-term investment prospects. In selecting securities, the manager looks primarily for foreign companies in developing markets with high growth potential. The manager uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers the special factors and risks of the country in which the issuer operates. In seeking broad diversification of the portfolio, the manager currently searches for:

• companies of different capitalization ranges with strong market positions and the ability to take advantage of barriers to competition in their industry, such as high start-up costs

• companies with management that has a proven record

• companies (new or established) entering into a growth cycle

• companies with the potential to withstand high market volatility

• companies with strong earnings growth whose stock is selling at a reasonable price.

In applying these and other selection criteria, the manager considers the effect of worldwide trends on the growth of various business sectors, and looks for companies that may benefit from four main global trends: development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes. This strategy may change over time.

The portfolio may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the manager believes they have growth potential. The portfolio may try to take tactical advantage of short-term market movements or events affecting particular issuers or industries. At times, the portfolio might increase the relative emphasis of its investments in a particular industry or group of industries or in a particular region of the world.

Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. These countries are generally located in Latin America, Asia, the Middle East, Eastern Europe and Africa.

This portfolio may invest in U.S. and foreign government securities, high-quality corporate fixed income securities, or money market instruments, to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing.

Under normal market conditions, the manager will invest in securities of issuers in at least three emerging market countries.

The manager may also invest in preferred and convertible stocks or other equity equivalents, securities of issuers in special situations (including mergers and reorganizations), small unseasoned companies, domestic securities (in small amounts), debt securities of foreign companies and governments in developed and developing countries.

Risks you should be aware of

The Emerging Markets Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. Different stock markets may behave differently from each other. This portfolio invests in companies in emerging markets, which may be particularly volatile. It also invests in smaller companies and growth stocks, which may be more susceptible to greater price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

This portfolio invests in companies the manager believes have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests in equities that are “undervalued,” for example. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty.

The value of this portfolio may have greater price swings than most of the Pacific Select Fund portfolios.

	EMERGING MARKETS PORTFOLIO

Risks you should be aware of (continued)

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

For information on how Oppenheimer has managed substantially similar accounts, see page 88.

	as of December 31 each year[1] Best and worst quarterly performance during this period: 4th quarter 2001: 29.73%; 3rd quarter 1998: (25.07)%
	Average annual total return as of December 31, 2002	1 year	5 years	Since inception (April 1, 1996)

	Emerging Markets Portfolio1	(3.07)%	(8.55)%	(7.09)%
	MSCI Emerging Markets Free Index2	(6.00)%	(4.58)%	(5.18)%

1  OppenheimerFunds, Inc. began managing the portfolio on January 1, 2003 and some investment policies changed at that time. Other firms managed the portfolio before that date.

2  The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an index typically made up of stocks from approximately 26 emerging market countries. Results include reinvested dividends.

Who manages the portfolio	Rajeev Bhaman, CFA, vice president of Oppenheimer has over 12 years of experience as an investment professional, including 6 years with Oppenheimer.
The Emerging Markets Portfolio is managed by OppenheimerFunds, Inc. (Oppenheimer). You’ll find more about Oppenheimer on page 84.

ABOUT THE PORTFOLIOS	INFLATION MANAGED PORTFOLIO

The investment goal	This portfolio seeks to maximize total return consistent with prudent investment management.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest its assets in fixed income securities. Normally, the portfolio focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities (“TIPS”) which are issued by the U.S. government. It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to 80-90% of the net assets of the portfolio. Inflation-indexed bonds are fixed income securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall. Principal investments may include:

• inflation-indexed bonds issued by the U.S. government, its agencies, government-sponsored enterprises, non-U.S. governments and U.S. and foreign companies

• mortgage-related securities, including stripped mortgage-related securities

• other fixed income securities, including corporate bonds and notes, asset-backed securities, money market instruments

• derivative instruments and forward commitments relating to the above securities.

When selecting securities, the portfolio manager:

• decides what duration to maintain. The manager uses duration management as a fundamental part of the management strategy for this portfolio. Generally, the manager expects the portfolio’s average duration to be within 3 years (plus or minus) of the portfolio’s benchmark index duration.

• decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The manager uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

• chooses companies to invest in by carrying out credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

• frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the portfolio’s investment goal. The manager may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A substantial portion of the portfolio is expected to be invested in forward purchase commitments on inflation-indexed bonds.

Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates.

The factors that will most influence the portfolio’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.)

This portfolio may invest up to:

• 10% of its assets in lower-rated, high-yield (“junk”) bonds

• 20% of its assets in foreign investments denominated in
foreign currencies

Risks you should be aware of

Since the Inflation Managed Portfolio principally invests in fixed income securities, it may be affected by the following risks, among others:

• changes in interest and inflation rates – the value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Bonds with longer durations tend to be more sensitive to changes in interest rates, giving them more price volatility than bonds with shorter durations. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall.

• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. The portfolio may invest in high yield (“junk”) bonds, which have low credit ratings by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated but are of comparable quality. High yield bonds are especially subject to credit risk during periods of economic uncertainty or downturns, and are considered to be mostly speculative in nature.

When real interest rates go up, the value of inflation-indexed bonds will tend to go down and when real interest rates go down, the value of such bonds will tend to go up. Similarly, the value of non-inflation- indexed bonds is expected to change in response to changes in nominal interest rates. As nominal interest rates go up, the value of such bonds will tend to go down.

	INFLATION MANAGED PORTFOLIO

Risks you should be aware of (continued)

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• derivatives and forward commitments – Derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward commitments could reduce returns, increase volatility and are sensitive to counterparty risk. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

• mortgage-related securities – can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the portfolio will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates.

The use of derivatives and forward commitments may also create leverage risk. To mitigate leverage risk, the manager will segregate liquid assets or otherwise cover transactions that may give rise to such risk.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its current and prior benchmark indices.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

For information on how PIMCO has managed substantially similar accounts see page 88.

	as of December 31 each year1 Best and worst quarterly performance during this period: 3rd quarter 2002: 7.28%; 1st quarter 1994: (3.73)%
	Average annual total return as of December 31, 2002	1 year	5 years	10 years

	Inflation Managed Portfolio1	15.45%	7.60%	7.34%
	Lehman Brothers Government Bond Index2	11.50%	7.77%	7.56%
	Lehman Brothers Global Real: U.S. TIPS Index3	16.56%	8.66%	N/A

1  During the periods shown above, the portfolio operated under the name Government Securities Portfolio and had a different investment focus. Effective May 1, 2001, the portfolio changed its name and investment focus as reflected in this prospectus.

2  The Lehman Brothers Government Bond Index, an index of fixed income securities issued by the U.S. government and its agencies. Results include reinvested dividends.

3  The Lehman Brothers Global Real: U.S. TIPS Index, (formerly called the Lehman Brothers Inflation Linked Treasury Index), an index of all outstanding treasury inflation protected securities issued by the U.S. government. Results include reinvested dividends.

Who manages the portfolio

John B. Brynjolfsson, CFA, managing director, joined PIMCO in 1990. He is the portfolio manager of similar funds advised by PIMCO. Mr. Brynjolfsson has 14 years of investment experience and is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. He has a bachelor’s degree from Columbia College and an MBA from the MIT Sloan School of Management.

The Inflation Managed Portfolio is managed by Pacific Investment Management Company LLC (PIMCO). You’ll find more about PIMCO on page 84.

ABOUT THE PORTFOLIOS	MANAGED BOND PORTFOLIO

The investment goal	This portfolio seeks to maximize total return consistent with prudent investment management.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest at least 80% of its assets in fixed income securities with varying terms to maturity. The securities will principally be medium to high-quality, investment grade securities. These securities include principally:

• U.S. treasury bonds and notes, or derivatives on them or related indices

• mortgage-related securities, including stripped mortgage-related securities

• corporate bonds and notes and asset-backed securities

• commercial paper and other money market instruments

• fixed income securities issued by foreign governments and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries.

The portfolio manager may also invest in high-yield (“junk”) bonds.

When selecting securities, the manager:

• decides what duration to maintain. Duration management is a fundamental part of the management strategy for this portfolio. The portfolio usually maintains an average duration of three to seven years, varying within this range based on the manager’s outlook on the economy and interest rates. The manager then decides what proportion of securities in the portfolio should have among short, intermediate and long duration issues.

• decides how to allocate how much should be invested in U.S. government securities, foreign bonds, U.S. corporate bonds and U.S mortgage-related securities.

• uses an analytical system developed by the manager to help select government and other securities that meet yield, duration, maturity and other criteria.

• chooses companies to invest in by carrying out a credit analysis of each potential investment, which may include meetings or periodic contact with the company’s management.

• frequently uses derivatives (such as options, futures contracts and swap agreements) and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise try to achieve the portfolio’s investment goal. The manager may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates.

This portfolio may invest up to:

• 10% of its assets in lower-rated, high-yield (“junk”) bonds

• 20% of its assets in foreign investments denominated in
foreign currencies

Risks you should be aware of

Since the Managed Bond Portfolio principally invests in fixed income securities, it may be affected by the following risks, among others:

• changes in interest rates – the value of the portfolio’s investments may fall when interest rates rise. Changes in interest rates may have a significant effect on this portfolio, because it may invest in securities with medium or long terms to maturity and may use interest-sensitive derivatives. Bonds with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than bonds with shorter durations.

• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may invest in high yield (junk) bonds, which are given a low credit rating by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. High-yield bonds are subject to credit risk, especially during periods of economic uncertainty or during economic downturns, and are considered to be mostly speculative in nature.

The price of bonds that are denominated in foreign currencies is affected by the value of the U.S. dollar. In general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign bond will fall. As the value of the U.S. dollar falls, the
U.S. dollar value of a foreign bond will rise.

	MANAGED BOND PORTFOLIO

Risks you should be aware of (continued)

•foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues, and foreign controls on investment.

•derivatives and forward commitments – Derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward commitments could reduce returns, increase volatility and are particularly sensitive to counterparty risk. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

•mortgage-related securities – can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the portfolio will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 3rd quarter 2001: 5.61%; 1st quarter 1994: (2.98)%
	Average annual total return as of December 31, 2002	1 year	5 years	10 years

	Managed Bond Portfolio	10.93%	7.30%	7.56%
	Lehman Brothers Government/Credit Index1	11.04%	7.62%	7.61%
	[1] The Lehman Brothers Government/Credit Index, an index of government and corporate fixed income securities. Results include reinvested dividends.

Who manages the portfolio

The portfolio is managed by a team led by William H. Gross.

William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

The Managed Bond Portfolio is managed by Pacific Investment Management Company LLC (PIMCO). You’ll find more about PIMCO on page 84.

ABOUT THE PORTFOLIOS	SMALL-CAP VALUE PORTFOLIO

	This portfolio is not available for: • Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	The Portfolio seeks long-term growth of capital.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest at least 80% of its assets in companies with market capitalizations of between $100 million and $1.5 billion at the time of investment. The portfolio invests a significant portion of its assets in common stocks of companies with below-average price-to-earnings (P/E) ratios relative to the market and their respective industry groups. In seeking income, the portfolio invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

The portfolio manager uses a value investing style. The manager screens small capitalization stocks to identify approximately 500 that it believes are undervalued. The screening is done using traditional quantitative and qualitative factors evaluated both on a relative basis (compared to securities of issuers in the same industry) and on an “absolute” basis (compared to the overall market). The manager then narrows its field using further quantitative analysis of factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices) and earnings momentum (i.e., changes in analyst’s earnings-per-share estimates) relative to dividend yields and liquidity and selects from among them, those that pay dividends. The manager generally tries to maintain about 100 stocks in equal amounts in the portfolio without having more than 10% of total assets in securities of issuers in a single industry.

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

This portfolio may invest up to 25% of its total assets in securities of foreign issuers.

Risks you should be aware of

The Small-Cap Value Portfolio may be affected by the following risks, among others:

• price volatility - the portfolio principally invests in equity securities, which go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies with smaller capitalizations, which may give the portfolio a higher risk of price volatility than a portfolio that invests in companies with larger capitalizations.

   In addition, the securities of smaller companies generally have less liquidity and may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers. Smaller companies may have a harder time securing financing and may be more sensitive to a setback in sales or to economic downturns than larger, more established companies.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

A smaller company with a promising product or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one.

SMALL-CAP VALUE PORTFOLIO

Who manages the portfolio

J. Chris Najork, CFA, managing director, was a founding partner of NFJ in 1989. He has over 30 years experience encompassing equity research and portfolio management. He has a BA and MBA from Southern Methodist University.

Benno J. Fischer, CFA, managing director, was a founding partner of NFJ in 1989. He has over 30 years experience in portfolio management, investment analysis and research. He has a BA and JD from Oklahoma University and an MBA from New York University.

Paul A. Magnuson, principal, has been a portfolio manager with NFJ since 1992 and has over 16 years experience in equity analysis and portfolio management. He has a BBA from University of Nebraska.

E. Clifton Hoover, CFA, has been a portfolio manager with NFJ since 1997 and has over 16 years experience in financial analysis and portfolio management. He has a BBA and MBA from Texas Tech University.

This portfolio is co-managed by PIMCO Advisors Retail Holdings LLC and NFJ Investment Group L.P. (PIMCO Advisors-NFJ). You’ll find more information about PIMCO Advisors-NFJ on page 84.

PERFORMANCE OF COMPARABLE ACCOUNTS

This portfolio has no
historical performance to report because it started on May 1, 2003.

This chart shows the historical performance of the NFJ Small-Cap Value Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Small-Cap Value Portfolio. As of 12/31/02 the composite consisted of 9 advisory accounts, including 2 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Small-Cap Value Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Small-Cap Value Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

	This chart does not show you the performance of the Small-Cap Value Portfolio — it shows the performance of similar accounts managed by NFJ.

	Annual total returns/Average annual total returns for the periods ending December 31, 2002
	Year/Period	NFJ Small-Cap Value Composite (%)[1]	Russell 2000 Value Index (%)[2]

	2002	2.82	(11.43)
	2001	19.06	14.03
	2000	22.64	22.83
	1999	(6.33)	(1.49)
	1998	(9.49)	(6.45)
	1997	39.20	31.78
	1996	28.74	21.37
	1995	25.26	25.75
	1994	(4.32)	(1.55)
	1993	14.41	23.84

	1 year	2.82	(11.43)
	5 years	4.94	2.71
	10 years	12.08	10.86

1  This column shows performance after advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Small-Cap Value Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

[2]  The Russell 2000 Value Index, an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 1000 Value Index. Results include reinvested dividends.

ABOUT THE PORTFOLIOS	MONEY MARKET PORTFOLIO

The investment goal	This portfolio seeks current income consistent with preservation of capital.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest in money market instruments that the portfolio manager believes have limited credit risk. These investments principally include commercial paper and U.S. government obligations. The portfolio may also invest in asset-backed money market instruments and foreign money market instruments denominated in U.S. dollars. The portfolio’s dollar-weighted average term to maturity will not exceed 90 days.

The portfolio manager looks for money market instruments with the highest yields within the highest credit rating categories, based on the evaluation of credit risk and interest rates.

Unlike many money market funds, the Money Market Portfolio is not managed to maintain a constant net asset value. Instead, the net asset value will change with the value of the investments in the portfolio.

The Money Market Portfolio invests at least 95% of its assets in money market instruments that have been given the highest credit rating for short-term debt securities, or have not been rated, but are of comparable quality.

Risks you should be aware of

The Money Market Portfolio generally has the least investment risk of the Pacific Select Fund portfolios because its principal investment strategy is to invest in short-term securities that are either government guaranteed or have very high credit ratings. The value of the portfolio may, however, be affected by the following risks:

• changes in interest rates – the value of the portfolio’s investments may fall when interest rates rise. Short-term money market instruments generally are affected less by changes in interest rates than fixed income securities with longer terms to maturity.

• credit – the portfolio could lose money if the issuer of a money market instrument is unable to meet its financial obligations or goes bankrupt.

An investment in the portfolio is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It’s possible to lose money by investing in the portfolio.

	MONEY MARKET PORTFOLIO

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2000: 1.61%; 4th quarter 2002: 0.31%
	Average annual total return as of December 31, 2002	1 year	5 years	10 years

	Money Market Portfolio	1.41%	4.32%	4.38%
	Merrill Lynch 3-Month U.S. T-Bill Index1	1.78%	4.48%	4.64%
	7-day yield ending December 31, 2002: 1.02%

[1]  The Merrill Lynch 3-Month U.S. T-Bill Index, an index comprised of a single Treasury bill purchased at the beginning of the month and held for a full month then sold and rolled into a newly selected issue. Results include reinvested dividends.

Who manages the portfolio

Dale W. Patrick is a portfolio manager and senior investment manager at Pacific Life. He joined the company in 1985, and has managed the Money Market Portfolio since 1994. He is also responsible for trading/managing public bond portfolios, managing short-term fixed income securities, and jointly managing a total return fund. Mr. Patrick has a BA from the University of Colorado and an MBA from the University of California, Irvine.

Brendan L. Collins, CFA, is a portfolio manager and assistant vice president at Pacific Life. He joined the company in 1996 and since 1998 has been with Pacific Life’s portfolio management group. He is also responsible for trading public bonds, managing short-term investments, and managing Pacific Life’s derivatives book, along with managing Pacific Financial Product’s credit derivative investments. Prior to joining Pacific Life, Mr. Collins spent 5 years with Pacific Investment Management Company LLC in their mortgage and corporate operations area. He has a BA from California State University, Fullerton.

The Money Market Portfolio is managed by Pacific Life Insurance Company (Pacific Life). You’ll find more about Pacific Life on page 82.

ABOUT THE PORTFOLIOS	HIGH YIELD BOND PORTFOLIO

The investment goal	This portfolio seeks a high level of current income.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest in fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.

Securities principally include high yield (“junk”) bonds and notes. The portfolio may also invest in fixed income securities that can be converted into equity securities, and preferred stocks and bonds of foreign issuers that are denominated in U.S. dollars.

When selecting securities, the portfolio manager focuses on:

• seeking high yields while addressing risk by looking for securities that offer the highest yields for their credit rating.

• seeking gains by looking for securities that may be more creditworthy than their credit rating indicates. This involves an analysis of each potential security, and may include meeting with the company’s management team.

• reducing credit risk by investing in many different issuers in a wide range of industries.

The managers may temporarily change these strategies if they believe that economic conditions make it necessary to maintain liquidity or to try to protect the portfolio from potential loss. In this case, the portfolio may invest in U.S. government securities, higher-quality corporate fixed income securities or money market securities, which may prevent the portfolio from achieving its investment goal.

Bonds are given a credit rating based on the issuer’s ability to pay the quoted interest rate and maturity value on time.

The High Yield Bond Portfolio invests principally in high yield or “junk” bonds, which are given a low credit rating by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. High yield bonds are considered to be mostly speculative in nature.

This gives the portfolio more credit risk than the other bond portfolios, but also gives it the potential for higher income.

Risks you should be aware of

Since the High Yield Bond Portfolio’s principal strategy is to invest in low and medium quality fixed income securities, it may be affected by the following risks, among others:

• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may be subject to more credit risk than the other bond portfolios, because it invests principally in high yield (junk) bonds. These bonds are given a low credit rating by Moody’s (Ba and lower), or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. High-yield bonds are subject to credit risk, especially during periods of economic uncertainty or during economic downturns, and are considered to be mostly speculative in nature.

• changes in interest rates – the value of the portfolio’s investments may fall when interest rates rise. This portfolio may be sensitive to changes in interest rates because it may invest in fixed income securities with intermediate and long terms to maturity.

• liquidity – high-yield bonds may be less liquid than higher quality investments. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. A security with a lowered credit rating may be particularly difficult to sell.

	HIGH YIELD BOND PORTFOLIO

Risks you should be aware of (continued)

•foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 6.36%; 3rd quarter 2001: (6.81)%
	Average annual total return as of December 31, 2002	1 year	5 years	10 years

	High Yield Bond Portfolio	(3.00)%	(0.04)%	5.53%
	CS First Boston High Yield Bond Index1	3.10%	1.44%	6.52%
	[1] The CS First Boston High Yield Bond Index, an index designed to mirror the performance of the global high-yield bond market. Results include reinvested dividends.

Who manages the portfolio

Simon Lee is a vice president of Pacific Life. He joined the company in 1985 and has shared management responsibility for the High Yield Bond Portfolio since 1995. He also manages Pacific Life’s high yield and convertible bond assets. He has both a BA and an MBA from Loyola Marymount University.

Michael Long is an assistant vice president of Pacific Life. He joined Pacific Life in 1994 as an investment analyst. He was promoted to his current position in 1998. Mr. Long has 17 years experience in the financial and securities industry. He has a BA from the University of California, Davis and an MBA from Pepperdine University.

The High Yield Bond Portfolio is managed by Pacific Life Insurance Company (Pacific Life). You’ll find more about Pacific Life on page 82.

ABOUT THE PORTFOLIOS	EQUITY INCOME PORTFOLIO
	This portfolio is not available for: • Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks current income. Capital growth is of secondary importance.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest primarily in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Value stocks are those that the manager believes are currently undervalued by the market.

This portfolio may invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including those of emerging market countries. American Depositary Receipts (ADRs) are excluded from this limit.

This portfolio may invest up to 20% of its net assets in lower-rated high-yield (“junk”) bonds.

To determine whether to buy or sell investments, the portfolio manager will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.

The portfolio will normally invest at least 80% of its assets in common stocks and other equity investments. The manager may invest in foreign securities (including emerging market securities), preferred stocks, convertible securities, and fixed income securities, including high yield (“junk”) bonds.

The manager may use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of

The Equity Income Portfolio may be affected by the following risks, among others:

•  price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio may invest in small and medium-sized companies, which may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects, and many are dependent on a few key managers.

•  foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

•  emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

•  derivatives and forward contracts – Derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward contracts could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

	EQUITY INCOME PORTFOLIO

Risks you should be aware of (continued)

• changes in interest rates – the value of the portfolio’s investments may fall when interest rates rise. This portfolio may be sensitive to changes in interest rates because it may invest in fixed income securities.

• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may be subject to more credit risk than certain other portfolios, because it may invest in high yield or “junk” bonds. These bonds are given a low credit rating by Moody’s (Ba and lower) or Standard & Poor’s (BB and lower), or have not been rated, but are of comparable quality. High yield bonds are subject to credit risk, especially during periods of economic uncertainty or during economic downturns, and are considered to be mostly speculative in nature.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

For information on how Putnam has managed substantially similar accounts see page 89.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2002: 10.36%; 3rd quarter 2002: (19.03)%
	Total return as of December 31, 2002	1 year/ Since inception

	Equity Income Portfolio	(13.54)%
	Russell 1000 Value Index1	(15.52)%

[1]  The Russell 1000 Value Index, an index of companies with a less-than-average growth orientation. Companies in this index have lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.

Who manages the portfolio

The Putnam Large-Cap Value Team has day-to-day responsibility for management of this portfolio. Current members of the team include:

Bartlett R. Geer is a senior vice president of Putnam. He joined Putnam in 2000 and was previously associated with State Street Research & Management.

Jeanne L. Mockard is a senior vice president of Putnam. She has been associated with Putnam since 1990.

James M. Prusko is a senior vice president of Putnam. He has been associated with Putnam since 1992.

The Equity Income Portfolio is managed by Putnam Investment Management, LLC (Putnam). You’ll find more about Putnam on page 85.

ABOUT THE PORTFOLIOS	RESEARCH PORTFOLIO

	This portfolio is not available for: •Pacific Corinthian variable annuity contracts	•Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest in common stocks of large U.S. companies which the portfolio manager believes have the greatest potential for capital appreciation. These are companies whose stock prices reflect a value lower than that which the manager places on the company or whose earnings the manager believes are likely to grow over time.

The portfolio’s name reflects the investment approach of a team of research analysts selecting and managing assets, rather than a traditional individual portfolio manager. Portfolio assets are allocated to research analysts covering various industry sectors, and each research analyst makes independent investment recommendations within the portfolio’s guidelines and objectives. The research analysts’ recommendations as to which securities to purchase and sell are run through an optimization model designed to reduce risk by controlling sector and factor exposures. So, sector weightings are the result of the research and analysis process, and as a result, certain sectors may be under- or over-weighted relative to the benchmark index.

To determine whether to buy or sell investments, the manager will consider, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.

This portfolio may invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including those of emerging countries. American Depositary Receipts (ADRs) are excluded from this limit.

The manager may invest in foreign securities (including emerging market securities), preferred stocks, convertible securities, and fixed income securities.

The manager may use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of

The Research Portfolio may be affected by the following risks, among others:

•price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. This portfolio may invest in small and medium-sized companies, which may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers.

•foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

•emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

RESEARCH PORTFOLIO

Risks you should be aware of (continued)

• derivatives and forward contracts – Derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward contracts could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

• changes in interest rates – the value of the portfolio’s investments may fall when interest rates rise. This portfolio may be sensitive to changes in interest rates because it may invest in fixed income securities.

• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

For information on how Putnam has managed substantially similar accounts see page 89.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2002: 9.61%; 3rd quarter 2002: (16.14)%
	Total return as of December 31, 2002	1 year/ Since inception

	Research Portfolio	(21.18)%
	Standard & Poor’s 500 Composite Stock Price Index1	(22.09)%
	[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. Stock markets. Results include reinvested dividends.

Who manages the portfolio

The Putnam Global Equity Research Team has day-to-day responsibility for management of this portfolio.

Putnam funds are managed by teams in a collaborative environment that promotes an active exchange of information. Teamwork is a cornerstone of Putnam’s investment philosophy and each team member has joint responsibility for management of the portfolio.

The Research Portfolio is managed by Putnam Investment Management, LLC (Putnam). You’ll find more about Putnam on page 85.

ABOUT THE PORTFOLIOS	EQUITY PORTFOLIO

The investment goal	This portfolio’s primary investment objective is capital appreciation. Current income is of secondary importance.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest in U.S. companies with large market capitalizations that have better prospects for growth than the general U.S. economy. It normally invests at least 80% of its assets in equity securities of U.S. issuers, including foreign issuers that are traded in the U.S.

The portfolio management team considers, among other factors, a company’s financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when making investment decisions.

The team may use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The team may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

This portfolio may invest up to 20% of its assets in foreign investments that are principally traded outside the U.S. American Depositary Receipts (ADRs) are excluded from this limit.

Risks you should be aware of

The Equity Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The team looks for companies they think have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests in equities that are “undervalued,” for example.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• derivatives and forward contracts – Derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward contracts could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

	EQUITY PORTFOLIO

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied over the past 10 years.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

For information on how Putnam has managed substantially similar accounts, see page 90.

	as of December 31 each year[1] Best and worst quarterly performance during this period: 4th quarter 1999: 25.74%; 4th quarter 2000: (22.85)%
	Average annual total return as of December 31, 2002	1 year	5 years	10 years

	Equity Portfolio1	(26.51)%	(4.93)%	5.07%
	Russell 1000 Growth Index2	(27.88)%	(3.84)%	6.70%

1  Putnam Investment Management, LLC began managing the portfolio on December 1, 2001. Other firms managed the portfolio before that date. Effective May 1, 1998, some investment policies changed. Performance of the Equity Portfolio before 1995 is based on the performance of the portfolio of the Pacific Corinthian Variable Fund, which the Pacific Select Fund acquired on December 31, 1994.

2  The Russell 1000 Growth Index, an index of large companies that have high price-to-book ratios and forecasted growth values. Results include reinvested dividends.

Who manages the portfolio

The Putnam U.S. Large-Cap Core Team has day-to-day responsibility for management of this portfolio. Current members of the team include:

Brian O’Toole is a managing director of Putnam. He joined Putnam in 2002 and was previously associated with Citigroup Asset Management and The Northern Trust Company.

Tony H. Elavia is a managing director of Putnam. He joined Putnam in 1999 and was previously associated with TES Partners and Voyageur Asset Management.

Eric M. Wetlaufer is a managing director of Putnam. He joined Putnam in 1997.

The Equity Portfolio is managed by Putnam Investment Management, LLC (Putnam). You’ll find more about Putnam on page 85.

ABOUT THE PORTFOLIOS	AGGRESSIVE EQUITY PORTFOLIO

This portfolio is not available for: • Pacific Corinthian variable annuity contracts

The investment goal	This portfolio seeks capital appreciation. No consideration is given to income.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest at least 80% of its assets in equity securities. It will generally invest in small and medium-sized companies, but it may also invest in larger, more well-established companies. It tends to emphasize companies that have a total market capitalization of up to $10 billion at time of purchase. The portfolio focuses primarily on U.S. companies, but may invest in companies located outside of the U.S.

Investments principally include common stocks, as well as preferred stocks, fixed income securities – some of which can be converted to equity securities, and warrants.

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

A high P/E ratio could indicate a high level of investor confidence in the company.

This portfolio may invest up to 20% of its assets in foreign investments that are principally traded outside the U.S. American Depositary Receipts (ADRs) are excluded from this limit.

The portfolio management team considers, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when making investment decisions. In measuring the value of a company, the team may consider price to earnings ratios (P/E). P/E is the price of a stock divided by its estimated or actual earnings per share.

The team may use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The team may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of

The Aggressive Equity Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the team thinks have the potential for above average growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are “undervalued.”

Small and medium-sized companies may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers. Small companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• derivatives and forward contracts – Derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward contracts could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

Companies that are in their developmental stages may have a greater degree of price volatility than more established companies because there’s less evidence that their research and development efforts will result in future growth.

	AGGRESSIVE EQUITY PORTFOLIO

Risks you should be aware of (continued)

• changes in interest rates – the value of the portfolio’s investments may fall when interest rates rise. This portfolio may be sensitive to changes in interest rates because it may invest in fixed income securities.

• credit – the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its current and prior benchmark indices.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

For information on how Putnam has managed substantially similar accounts, see page 90.

	as of December 31 each year1 Best and worst quarterly performance during this period: 4th quarter 1999: 24.91%; 3rd quarter 2001: (26.19)%
	Average annual total return as of December 31, 2002	1 year	5 years	Since inception (April 1, 1996)

	Aggressive Equity Portfolio1	(25.09)%	(6.74)%	(3.43)%
	Russell 2500 Index2	(17.80)%	1.57%	6.32%
	Russell 2500 Growth Index[3]	(29.09)%	(3.19)%	0.72%

[1]  Putnam Investment Management, LLC began managing the portfolio on December 1, 2001. Other firms managed the portfolio before that date. Effective May 1, 1998 some investment policies changed.

2  The Russell 2500 Index, an index of the stocks of approximately 2,500 mid-capitalization U.S. companies. Results include reinvested dividends.

3  The Russell 2500 Growth Index, an index of the stocks of companies with higher price-to-book ratios and higher forecasted growth values. Results include reinvested dividends.

Who manages the portfolio

The Putnam Small and Mid-Cap Core Team has day-to-day responsibility for management of this portfolio. Current members of the team include:

Joseph P. Joseph is a managing director of Putnam. He has been associated with Putnam since 1994.

Tinh D. Bui is a senior vice president of Putnam. He joined Putnam in 2001 and was previously associated with PPMAmerica, Inc.

Gerald I. Moore is a senior vice president of Putnam. He joined Putnam in 1997.

The Aggressive Equity Portfolio is managed by Putnam Investment Management, LLC (Putnam). You’ll find more about Putnam on page 85.

ABOUT THE PORTFOLIOS	LARGE-CAP VALUE PORTFOLIO

	This portfolio is not available for: • Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital. Current income is of secondary importance.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest at least 80% of its assets in common and preferred stocks of large companies. It tends to emphasize U.S. companies with a total market capitalization of more than $5 billion that are included in the Standard & Poor’s 500 Composite Stock Price Index. It may also invest in foreign companies and fixed income securities and securities that can be converted into equity securities.

The portfolio management team looks for companies that are undervalued or expected to grow. It focuses on companies that meet one or more of the following criteria:

• companies that are believed to be fundamentally strong, but that aren’t fully recognized by other investors

• companies that are experiencing or that are expected to experience internal changes, like changes in corporate structure or capitalization

• companies that are developing new products, expanding into new markets, or taking advantage of changes in technology or of other changes in the industry or regulatory environment.

The team may use derivatives (such as options and futures contracts) to try to increase returns or to try to hedge against changes in interest rates or to otherwise try to achieve the portfolio’s investment goal. The team may also use derivatives to hedge changes in currency exchange rates.

The portfolio may also invest in fixed income securities for current income.

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

Undervalued companies may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because their prices do not reflect the true value of the company.

This portfolio may invest up to 20% of its assets in foreign securities.

Risks you should be aware of

The Large-Cap Value Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The portfolio invests in large companies, which tend to have more stable prices than smaller companies.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

	LARGE-CAP VALUE PORTFOLIO

Risks you should be aware of

•derivatives – such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

(continued)

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 2nd quarter 1999: 13.06%; 3rd quarter 2002: (20.98)%
	Average annual total return as of December 31, 2002	1 year	4 years/ Since inception

	Large-Cap Value Portfolio	(22.96)%	(1.18)%
	Standard & Poor’s 500 Composite Stock Price Index1	(22.09)%	(6.78)%
	[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio

The portfolio is managed by a team led by John B. Cunningham.

John B. Cunningham is a Managing Director of SaBAM, and is responsible for directing investment policy and strategy. He is a manager of a similar fund managed by SaBAM and an equity analyst responsible for covering the beverage and tobacco industries. He has a BA from the University of Virginia and an MBA from Dartmouth College.

Mr. Cunningham is supported by a team of 14 U.S. equity professionals, each of whom has specific fundamental and quantitative research skills relating to all stages of SaBAM’s equity investment process.

The Large-Cap Value Portfolio is managed by a team of portfolio managers at Salomon Brothers Asset Management Inc (SaBAM). You’ll find more about SaBAM on page 85.

ABOUT THE PORTFOLIOS	COMSTOCK PORTFOLIO

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest its assets in equity securities. The portfolio manager generally expects to invest primarily in common stocks, preferred stocks and securities convertible into common and preferred stocks.

The manager focuses primarily on the security’s potential for capital growth and income, emphasizing a value style of investing seeking well-established, undervalued companies, which may be small, medium or large-sized companies.

The manager generally seeks to identify companies that are undervalued and have identifiable factors that might lead to improved valuations. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change.

The manager may use derivatives (such as options, futures contracts, and options on futures contracts) to try to increase returns, earn income, facilitate fund management, and mitigate risks.

This portfolio may invest up to 25% of its assets in securities of foreign issuers, including emerging market countries.

Risks you should be aware of

The Comstock Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio invests in equity securities, which go up or down in value, sometimes rapidly and unpredictably. This portfolio may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects, and many are dependent on a few key managers.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in eastern European countries, including in particular Russia.

	COMSTOCK PORTFOLIO

Risks you should be aware of (continued)

• derivatives – derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives could reduce returns, increase volatility, and are sensitive to counterparty risk. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

• non-diversified – this portfolio is considered “non-diversified” because it may invest in securities of a fewer number of issuers than a diversified portfolio. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments. However, this does not prevent the manager from managing as though it were a diversified portfolio.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

For information on how Van Kampen has managed substantially similar accounts see page 91.

	as of December 31 each year[1] Best and worst quarterly performance during this period: 4th quarter 2001: 13.08%; 3rd quarter 2001: (18.30)%
	Average annual total return as of December 31, 2002	1 year	Since Inception (October 2, 2000)

	Comstock Portfolio[1]	(22.15)%	(15.41)%
	Standard & Poor’s 500 Composite Stock Price Index[2]	(22.09)%	(18.41)%

[1]  Van Kampen began managing the portfolio on May 1, 2003 and some investment policies changed at that time. Another firm managed the portfolio before that date.

[2]  The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

Who manages the portfolio

The portfolio is managed by Van Kampen’s Multi-Cap Value Team. Current members include:

B. Robert Baker, Jr. is a managing director of Van Kampen. He joined Van Kampen in 1991.

Jason S. Leder is an executive director of Van Kampen. He joined Van Kampen in 1995.

Kevin C. Holt is an executive director of Van Kampen. He joined Van Kampen in 1999.

The Comstock Portfolio is managed by Van Kampen. You’ll find more about Van Kampen on page 85.

ABOUT THE PORTFOLIOS	REAL ESTATE PORTFOLIO

	This portfolio is not available for: • Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks current income and long-term capital appreciation.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest at least 80% of its assets in equity securities of companies principally engaged in the U.S. real estate industry.

The portfolio focuses on real estate investment trusts, as well as real estate operating companies, that invest in a variety of property types and regions which may include office and industrial buildings, apartments, manufactured homes and hotels.

The portfolio management team uses a combination of “bottom-up” and “top-down” investment processes. When selecting securities, the team uses a “bottom-up” process that emphasizes underlying asset values, values per square foot and property yields. The top-down asset allocation overlay is determined by focusing on key regional criteria that include demographic and macroeconomic factors like population, employment, household formation and income.

The team may use derivatives (such as options) to try to increase returns, and futures contracts, interest rate derivative products and structured notes to try to hedge against changes in interest rates.

Real estate investment trusts (REITs) and real estate operating companies (REOCs) are entities that generally invest in portfolios of real estate. REITs and REOCs invest primarily in properties that produce income and in real estate-related interests or loans.

This portfolio may invest up to 10% of its assets in foreign investments.

Risks you should be aware of

The Real Estate Portfolio may also be affected by the following risks, among others:

• non-diversified – the portfolio is considered to be “non-diversified” because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of the poor performance of a single investment or small number of investments. However, this does not prevent the manager from managing as though it were a diversified portfolio.

• price volatility – the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests principally in companies participating in the real estate industry. The prices of these companies are affected by real estate cycles, cash flows, availability of mortgage financing, changes in interest rates, overbuilding, property taxes and operating expenses, environmental regulation and changes in zoning laws and regulations.

• real estate investment trusts (REITs) and real estate operating companies (REOCs) – REITs and REOCs expose the portfolio to the risks of the real estate market. Some REITs and REOCs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. Borrowers could default on or sell investments the REIT and REOC holds, which could reduce the cash flow needed to make distributions to investors. In addition, a REIT or REOC may not qualify for preferential tax treatments or exemptions. REITs and REOCs require specialized management and pay management expenses.

	REAL ESTATE PORTFOLIO

Risks you should be aware of (continued)

•foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

•derivatives – such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Use of derivatives could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

	as of December 31 each year Best and worst quarterly performance during this period: 2nd quarter 2000: 12.74%; 3rd quarter 2002: (10.34)%
	Average annual total return as of December 31, 2002	1 year	4 years/ Since inception

	Real Estate Portfolio	(0.32)%	9.49%
	NAREIT Equity Index[1]	3.81%	9.27%

[1]  The North American Real Estate Investment Trust (NAREIT) Equity Index, an index of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and NASDAQ. Results include reinvested dividends.

Who manages the portfolio	The portfolio is managed by Van Kampen’s Real Estate Team. Current members of the team include Theodore R. Bigman, managing director and Douglas A. Funke, managing director.
The Real Estate Portfolio is managed by Van Kampen. You’ll find more about Van Kampen on page 85.

ABOUT THE PORTFOLIOS	MID-CAP GROWTH PORTFOLIO

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

This portfolio’s principal investment strategy is to invest under normal circumstances at least 80% of its assets in common stocks and other equity securities of companies with medium market capitalization that the manager believes have above-average growth potential.

Medium market capitalization companies are companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the investment. Companies whose market capitalization falls below $250 million or exceeds the top of that index range after purchase continue to be considered medium capitalization companies for purposes of the portfolio’s 80% investment policy. These criteria are subject to change based on market conditions.

The portfolio manager focuses on those companies with established records or future prospects of growth in sales or earnings and companies with new products, services or processes that the manager believes offer above-average growth potential.

The portfolio may use derivatives (such as options, futures contracts, and options on futures contracts) to protect against possible adverse changes in the market value of securities held in or to be purchased for the portfolio, protect the portfolio’s unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

The portfolio may also purchase securities on a when-issued or delayed delivery basis.

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

This portfolio may invest up to 25% of its assets in securities of foreign issuers, including emerging market countries.

Risks you should be aware of

The Mid-Cap Growth Portfolio may be affected by the following risks, among others:

• price volatility – the portfolio principally invests in equity securities, which go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies with medium capitalizations, which may be riskier and more susceptible to price swings than companies with large capitalizations.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues, and foreign controls on investment.

• emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in eastern European countries, including in particular Russia.

	MID-CAP GROWTH PORTFOLIO

Risks you should be aware of (continued)

• derivatives – derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives could reduce returns, increase volatility, and are sensitive to counterparty risk. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

• non-diversified – this portfolio is considered “non-diversified” because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments. However, this does not prevent the manager from managing as though it were a diversified portfolio.

How the portfolio performed	Year by year total return (%)

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark index.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

For information on how Van Kampen has managed substantially similar accounts see page 91.

	as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 27.86%; 2nd quarter 2002: (34.83)%
	Average annual total return as of December 31, 2002	1 year	2 years/ Since inception

	Mid-Cap Growth Portfolio[1]	(47.03)%	(34.46)%
	Russell Midcap Growth Index[2]	(27.41)%	(23.86)%

[1]  Van Kampen began managing the portfolio on May 1, 2003 and some investment policies changed at that time. Another firm managed the portfolio before that date.

[2]  The Russell Midcap Growth Index, an index of 800 securities with a greater-than-average growth orientation. Results include reinvested dividends.

Who manages the portfolio

The portfolio is managed by Van Kampen’s Multi-Cap Growth Team. Current members include:

Jeff D. New is a managing director of Van Kampen. He joined Van Kampen in 1990.

Michael D. Davis is an executive director of Van Kampen. He joined Van Kampen in 1998.

Mary Jayne Maly is an executive director of Van Kampen. She joined Van Kampen in 1992.

Sean T. Conner is a vice president of Van Kampen. He joined Van Kampen in 2000.

The Mid-Cap Growth Portfolio is managed by Van Kampen. You’ll find more about Van Kampen on page 85.

MANAGING PACIFIC SELECT FUND

Fees and expenses paid by the fund

The fund pays Pacific Life an advisory fee for the services it provides as investment adviser. It also pays for all of the costs of its operations, as well as for other services Pacific Life provides through a support services agreement.

Pacific Life uses part of the advisory fee to pay for the services of the portfolio managers.

The table below shows the advisory fee and fund expenses as an annual percentage of each portfolio’s average daily net assets, based on the year 2002 unless otherwise noted. To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for operating expenses (including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2004.

In 2002, Pacific Life reimbursed $6,583 to the Telecommunications Portfolio, $28,199 to the Global Growth Portfolio, $57,310 to the Equity Income Portfolio, and $32,298 to the Research Portfolio. In 2002, Pacific Life recouped $7,933 from the Aggressive Growth Portfolio, $22,734 from the Financial Services Portfolio, $4,249 from the Health Sciences Portfolio, $3,496 from the Technology Portfolio, $36,311 from the Strategic Value Portfolio, $7,678 from the Focused 30 Portfolio, $12,603 from the Capital Opportunities Portfolio, and $1,688 from the Mid-Cap Growth Portfolio, for adviser’s reimbursement made to the Fund in prior years under the expense limitation agreement.

Portfolio	Advisory fee	Other expenses	12b-1 amounts†	Total expenses	Less adviser’s reimbursement	Total net expenses

	As an annual % of average daily net assets
Blue Chip1	0.95	0.05	0.01	1.01		1.01
Aggressive Growth1	1.00	0.10	0.03	1.13		1.13
Diversified Research1	0.90	0.05	0.02	0.97		0.97
Small-Cap Equity	0.65	0.05		0.70		0.70
International Large-Cap	1.05	0.10		1.15		1.15
Short Duration Bond2	0.60	0.07		0.67		0.67
I-Net Tollkeeper1,3	1.25	0.06		1.31		1.31
Financial Services1	1.10	0.10	0.05	1.25		1.25
Health Sciences1	1.10	0.06	0.05	1.21		1.21
Technology	1.10	0.10		1.20		1.20
Telecommunications	1.10	0.16		1.26	(0.05)	1.21
Growth LT1	0.75	0.04	0.08	0.87		0.87
Focused 30	0.95	0.10		1.05		1.05
Mid-Cap Value1	0.85	0.05	0.07	0.97		0.97
International Value	0.85	0.08		0.93		0.93
Capital Opportunities1	0.80	0.07	0.06	0.93		0.93
Global Growth	1.10	0.63	0.01	1.74	(0.10)	1.64
Equity Index	0.25	0.04		0.29		0.29
Small-Cap Index	0.50	0.06		0.56		0.56
Multi-Strategy	0.65	0.04	0.01	0.70		0.70
Main Street Core1	0.65	0.05	0.01	0.71		0.71
(formerly Large-Cap Core)
Emerging Markets4	1.00	0.23		1.23		1.23
Inflation Managed	0.60	0.04		0.64		0.64
Managed Bond	0.60	0.05		0.65		0.65
Small-Cap Value[2]	0.95	0.11		1.06	(0.01)	1.05
Money Market	0.32	0.04		0.36		0.36
High Yield Bond	0.60	0.05		0.65		0.65
Equity Income1	0.95	0.19		1.14	(0.08)	1.06
Research1	1.00	0.30	0.01	1.31	(0.20)	1.11
Equity[1]	0.65	0.07	0.03	0.75		0.75
Aggressive Equity1	0.80	0.06	0.11	0.97		0.97
Large-Cap Value[1]	0.85	0.04	0.01	0.90		0.90

	Portfolio	Advisory fee	Other expenses	12b-1 amounts†	Total expenses	Less adviser’s reimbursement	Total net expenses

		As an annual % of average daily net assets
	Comstock	0.95	0.10		1.05		1.05
	(formerly Strategic Value)
	Real Estate	1.10	0.05		1.15		1.15
	Mid-Cap Growth1	0.90	0.10	0.09	1.09		1.09

[1]  Total adjusted net expenses for these portfolios, after deduction of an offset for custodian credits and the 12b-1 fee recapture were: 1.00% for the Blue Chip Portfolio, 1.10% for the Aggressive Growth Portfolio, 0.95% for the
Diversified Research Portfolio, 1.30% for the I-Net Tollkeeper Portfolio, 1.20% for the Financial Services Portfolio,
1.16% for the Health Sciences Portfolio, 0.79% for the Growth LT Portfolio, 0.90% for the Mid-Cap Value Portfolio,
0.87% for the Capital Opportunities Portfolio, 0.69% for the Main Street Core Portfolio, 1.05% for the Equity Income
Portfolio, 1.10% for the Research Portfolio, 0.72% for the Equity Portfolio, 0.86% for the Aggressive Equity Portfolio,
0.89% for the Large-Cap Value Portfolio and 1.00% for the Mid-Cap Growth Portfolio.

[2]  Expenses are estimated. There are no actual advisory fees or expenses for these portfolios in 2002 because the portfolios commenced operations after December 31, 2002.

[3]  Effective November 1, 2002, the advisory fee for the I-Net Tollkeeper Portfolio was reduced from the annual rate of
1.40% of average daily net assets to 1.25%. The advisory fee rate shown on the table above is the new reduced rate instead of the actual effective rate for the year ended December 31, 2002.

[4] Effective January 1, 2003, the advisory fee for the Emerging Markets Portfolio was reduced from the annual rate of
1.10% of average daily assets to 1.00%. The advisory fee shown on the table above is the new reduced rate instead of the actual effective rate for the year ended December 31, 2002.

† The fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation (“recaptured commissions”). While a portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

Examples Keep in mind that this is only an estimate – actual expenses and performance may vary.

The examples that follow are intended to help you compare the cost of investing in Pacific Select Fund with the cost of investing in other mutual funds. Each example assumes that you invest $10,000 for the time periods indicated, your investment has an average annual return of 5%, all dividends and distributions are reinvested, and Pacific Select Fund’s annual operating expenses remain as stated in the table on page 80 throughout the 10-year period. In calculating the expenses below, we used total net expenses through April 30, 2004 (reflecting the contractual expense cap during the period) and the total expenses thereafter, both as shown on the table on page 80. Although your actual costs may be higher or lower, the examples show what your costs would be based on these assumptions. These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did.

	Your expenses (in dollars) if you sell your shares at the end of each period					Your expenses (in dollars) if you sell your shares at the end of each period

	1 year	3 years	5 years	10 years		1 year	3 years	5 years	10 years

Portfolio					Portfolio
Blue Chip	103	322	558	1,236	Small-Cap Index	57	179	313	701
Aggressive Growth	115	359	622	1,375	Multi-Strategy	72	224	390	871
Diversified Research	99	309	536	1,190	Main Street Core	73	227	395	883
Small-Cap Equity	72	224	390	871	Emerging Markets	125	390	676	1,489
International Large-Cap	117	365	633	1,398	Inflation Managed	65	205	357	798
Short Duration Bond	68	214	n/a	n/a	Managed Bond	66	208	362	810
I-Net Tollkeeper	133	415	718	1,579	Small-Cap Value	107	336	n/a	n/a
Financial Services	127	397	686	1,511	Money Market	37	116	202	456
Health Sciences	123	384	665	1,466	High Yield Bond	66	208	362	810
Technology	122	381	660	1,455	Equity Income	108	352	617	1,377
Telecommunications	123	393	685	1,517	Research	113	389	693	1,556
Growth LT	89	278	482	1,073	Equity	77	240	417	930
Focused 30	107	334	579	1,283	Aggressive Equity	99	309	536	1,190
Mid-Cap Value	99	309	536	1,190	Large-Cap Value	92	287	498	1,108
International Value	95	296	515	1,143	Comstock	107	334	579	1,283
Capital Opportunities	95	296	515	1,143	Real Estate	117	365	633	1,398
Global Growth	167	535	931	2,041	Mid-Cap Growth	111	347	601	1,329
Equity Index	30	93	163	368

MANAGING PACIFIC SELECT FUND

About the portfolio managers	This section provides information about the firms that manage the Pacific Select Fund portfolios.

Pacific Life Insurance Company 700 Newport Center Drive Newport Beach, California 92660

Founded in 1868, Pacific Life Insurance Company (Pacific Life), the adviser and administrator of the fund, provides life and health insurance products, individual annuities, mutual funds, group employee benefits, and offers to individuals, businesses and pension plans a variety of investment products and services. Over the past six years, the company has grown from the 20th to the 15th largest life insurance company in the nation, based on assets as of December 31, 2002. The Pacific Life family of companies has business relationships with more than two-thirds of the 100 largest U.S. companies. Additional information about Pacific Life can be obtained at its Web site, www.PacificLife.com.

In its role as investment adviser, Pacific Life supervises the management of all of the fund’s portfolios. Pacific Life manages two portfolios directly: the Money Market Portfolio and the High Yield Bond Portfolio. To manage the other portfolios, it has retained other portfolio managers, many of which have a worldwide market presence and extensive research capabilities. Some of the portfolios are managed by a team of managers whose members could change from time to time. Pacific Life oversees and monitors the performance of these portfolio managers.

Pacific Life, subject to the review of the fund’s board, has ultimate responsibility to oversee the other portfolio managers. Under an exemptive order from the SEC, Pacific Life and Pacific Select Fund can hire, terminate and replace the portfolio managers (except, as a general matter, portfolio managers affiliated with Pacific Life) without shareholder approval. Within 90 days of the hiring of any new portfolio manager, shareholders of the affected portfolio will be sent information about the change.

A I M Capital Management, Inc. 11 Greenway Plaza Houston, Texas 77046

A I M Capital Management, Inc. (AIM) was founded in 1986 and together with its affiliates manages over 190 investment portfolios with approximately $124 billion as of December 31, 2002. AIM is a wholly-owned subsidiary of AMVESCAP PLC, an international investment management company that manages more than $332 billion in assets worldwide as of December 31, 2002. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

AIM manages the Blue Chip Portfolio and the Aggressive Growth Portfolio.

Capital Guardian Trust Company 333 South Hope Street Los Angeles, California 90071

Capital Guardian Trust Company (Capital Guardian), a wholly-owned subsidiary of Capital Group International, Inc., which is in turn a subsidiary of The Capital Group Companies, Inc., was established in 1968 as a non-depository trust company. As of December 31, 2002, Capital Guardian managed approximately $120 billion, primarily for large institutional clients.

Capital Guardian uses a multiple portfolio management system under which a group of portfolio managers each have investment discretion over a portion of a client’s account. Portfolio management is supported by the research efforts of over 170 investment professionals. Capital Group International, Inc. spent over $130 million in 2002 on its research efforts.

Capital Guardian manages the Small-Cap Equity Portfolio, the Diversified Research Portfolio and the International Large-Cap Portfolio.

Goldman Sachs Asset Management, L.P. 32 Old Slip New York, New York 10005

Goldman Sachs Asset Management, L.P. (Goldman Sachs) is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the IMD of Goldman, Sachs & Co., served as the subadviser. On or about April 26, 2003, Goldman Sachs assumed Goldman Sachs Asset Management’s sub-advisory responsibilities for the Portfolios. Goldman Sachs provides a wide range of discretionary investment advisory services, actively managed and quantitatively driven for clients invested in U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2002, Goldman Sachs, along with other units of IMD, had assets under management of approximately $330 billion.

Goldman Sachs manages the Short Duration Bond Portfolio and the I-Net Tollkeeper PortfolioSM. I-Net Tollkeeper Portfolio is a service mark of Goldman, Sachs & Co.

INVESCO Funds Group, Inc. 4350 South Monaco Street Denver, Colorado 80237

INVESCO Funds Group, Inc. (INVESCO) was founded in 1932 and as of December 31, 2002, manages over $21 billion for more than 49 INVESCO mutual funds. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company that manages more than $332 billion in assets worldwide as of December 31, 2002. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

INVESCO manages the Financial Services Portfolio, the Health Sciences Portfolio, the Technology Portfolio and the Telecommunications Portfolio.

Janus Capital Management LLC 100 Fillmore Street Denver, Colorado 80206

Founded in 1969, Janus Capital Management LLC (formerly Janus Capital Corporation) (Janus) manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus had approximately $138 billion in assets under management as of December 31, 2002.

The Janus investment team focuses on individual companies, using an investment process supported by the company’s 24 portfolio managers and 44 securities analysts.

Janus manages the Growth LT Portfolio and the Focused 30 Portfolio.

Lazard Asset Management LLC, a subsidiary of Lazard Frères & Co. LLC 30 Rockefeller Plaza New York, New York 10112

Lazard Asset Management LLC (Lazard), is a subsidiary of Lazard Frères & Co. LLC (Lazard Frères), a New York limited liability company. Lazard Frères provides both individual and institutional clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $56 billion as of December 31, 2002.

Teamwork is the foundation of Lazard. Lazard’s team of more than 130 portfolio managers and analysts drive its bottom-up approach to understanding individual companies within the global marketplace.

Lazard manages the Mid-Cap Value Portfolio and the International Value Portfolio.

MANAGING PACIFIC SELECT FUND

MFS Investment Management 500 Boylston Street Boston, Massachusetts 02116

Massachusetts Financial Services Company, doing business as MFS Investment Management (MFS), and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. Net assets under the management of the MFS organization were approximately $112 billion as of December 31, 2002.

MFS manages the Capital Opportunities Portfolio and the Global Growth Portfolio.

Mercury Advisors 800 Scudders Mill Road Plainsboro, New Jersey 08536

Mercury Advisors (Mercury) is a division of Merrill Lynch Investment Managers (MLIM). MLIM is the world’s third largest active global investment management organization, managing $462 billion in assets as of December 31, 2002. MLIM has both experience and expertise to offer a broad range of investment services to many diversified market segments. MLIM is comprised of various divisions and subsidiaries including Fund Asset Management, L.P., doing business as Mercury Advisors.

Mercury manages the Equity Index Portfolio and the Small-Cap Index Portfolio.

OppenheimerFunds, Inc. 498 Seventh Ave New York, New York 10021

OppenheimerFunds, Inc. (Oppenheimer) is one of the largest mutual fund companies in the United States, with more than $120 billion in assets under management as of December 31, 2002. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 7 million shareholder accounts.

Oppenheimer manages the Multi-Strategy Portfolio, the Main Street® Core Portfolio and the Emerging Markets Portfolio. Main Street is a registered trademark of OppenheimerFunds, Inc.

Pacific Investment Management

Company LLC

840 Newport Center Drive,

Suite 300

Newport Beach, California 92660

NFJ Investment Group L.P.

2121 San Jacinto, Suite 1840

Dallas, Texas 75201

PIMCO Advisors Retail Holdings LLC

1345 Avenue of the Americas

New York, New York 10105

Founded in 1971, Pacific Investment Management Company LLC (PIMCO) has nearly 500 clients, including some of the largest employee benefit plans, endowments and foundations in America. PIMCO had over $304 billion in assets under management as of December 31, 2002. PIMCO specializes in the management of fixed income portfolios. It has a long-term investment philosophy, and uses a variety of techniques, including software programs it has developed, to help increase portfolio performance while controlling volatility.

NFJ Investment Group L.P. (NFJ) provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets of approximately $2 billion as of December 31, 2002.

NFJ and PIMCO Advisors Retail Holdings LLC (PIMCO Advisors), (collectively, PIMCO Advisors-NFJ) have joint responsibility for the Small-Cap Value Portfolio: NFJ has principal responsibility for investment management of the portfolio; PIMCO Advisors has certain compliance and oversight responsibilities for the portfolio.

PIMCO, NFJ and PIMCO Advisors are subsidiaries of Allianz Dresdner Asset Management of America L.P. (ADAM LP). Allianz AG is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. ADAM LP including all advisory affiliates had approximately $385 billion in assets under management as of December 31, 2002. Pacific Life holds an indirect minority interest in ADAM LP.

PIMCO manages the Inflation Managed Portfolio and the Managed Bond Portfolio. PIMCO Advisors-NFJ manages the Small-Cap Value Portfolio.

Putnam Investment Management, LLC One Post Office Square Boston, MA 02109

Putnam Investment Management, LLC (Putnam) is one of the oldest and largest money management firms in the U.S. Putnam is an indirect subsidiary of Marsh & McLennan Companies, Inc. a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. As of December 31, 2002, Putnam and its affiliates managed approximately $250 billion in assets.

Putnam manages the Equity Income Portfolio, the Research Portfolio, the Equity Portfolio and the Aggressive Equity Portfolio.

Salomon Brothers Asset Management Inc 299 Park Avenue New York, NY 10022

Formed in 1989, Salomon Brothers Asset Management Inc (SaBAM) has affiliates in London, Frankfurt, Tokyo and Hong Kong. Together, they provide a broad range of equity and fixed income investment management services to clients around the world. SaBAM also provides investment advisory services to other investment companies. As of December 31, 2002, SaBAM had over $34 billion in assets under management. As a subsidiary of Citigroup Inc., SaBAM is able to leverage the resources of one of the world’s largest and most innovative financial services companies.

SaBAM manages the Large-Cap Value Portfolio.

Van Kampen 1221 Avenue of the Americas New York, New York 10020

Morgan Stanley Investment Management Inc., doing business in certain instances (including in its role as sub-adviser to these portfolios) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that maintains market positions in each of its three primary businesses — securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. Van Kampen and its institutional advisory affiliates managed approximately $376 billion in assets as of December 31, 2002. Van Kampen’s portfolio managers are supported by a network of experienced research professionals based in New York, London, Singapore and Tokyo.

Van Kampen manages the Comstock Portfolio, the Real Estate Portfolio and the Mid-Cap Growth Portfolio.

MANAGING PACIFIC SELECT FUND

How the fund is organized

The Pacific Select Fund is organized as a Massachusetts business trust. Its business and affairs are managed by its board of trustees.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable if the fund is not able to meet its financial obligations. It is very unlikely that this will ever happen, and the fund’s declaration of trust protects shareholders from liability.

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Portfolios that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. Each Portfolio also intends to comply with diversification regulations under section 817(h) of the Code that apply to mutual funds underlying variable contracts. You’ll find more information about taxation in the fund’s SAI.

The Pacific Select Fund may discontinue offering shares of any portfolio at any time or may offer shares of a new portfolio. If a portfolio is discontinued, any investment allocation to that portfolio will be allocated to another portfolio the trustees believe is suitable, as long as any required regulatory approvals are met.

PERFORMANCE OF COMPARABLE ACCOUNTS

About the composites

This section shows you how a substantially similar account (or composite of accounts), managed by the companies that now manage a portfolio has performed in the past. It does not show you how the portfolios have performed or will perform.

When showing comparable performance, the manager generally includes all accounts of the manager with substantially similar goals and policies. The managers have each represented that exclusion or omission of any substantially similar account’s performance from the presentations that follow, or that are shown in About the portfolios, individually or in the aggregate, does not result in a performance presentation that differs materially from a performance presentation that includes such accounts. The manager may, however, not include accounts that are too small or have too short an investment time horizon to accurately reflect the manager’s performance, or that do not meet other established criteria to be included in a published composite.

Van Kampen’s composite results are equal weighted and calculated monthly. All other composite’s results are asset weighted and calculated on a monthly basis. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values, (or monthly returns in the case of Van Kampen), include income accruals.

The overall performance of mutual funds and their expenses reflected in each presentation, other than those funds sponsored by the respective portfolio managers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within control of and have not been independently verified by the portfolio manager or Pacific Life.

OPPENHEIMERFUNDS, INC.

This chart shows the historical

performance of the Oppenheimer Multiple Strategies Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Multi-Strategy Portfolio. As of 12/31/02 the composite consisted of 2 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Multi-Strategy Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Multi-Strategy Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

This chart does not show you the performance of the Multi-Strategy Portfolio — it shows the performance of similar accounts managed by Oppenheimer.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Period	Oppenheimer Multiple Strategies Composite (%)[1]	Lehman Brothers Aggregate Bond Index (%)[2]	S&P 500 Index (%)[3]

2002 2001 2000 1999 1998 1997 1996 1995 1994 1993	(10.59) 1.85 6.46 11.09 6.81 17.45 16.14 21.88 (1.80) 16.13	10.27 8.42 11.63 (0.83) 8.67 9.68 3.61 18.48 (2.92) 9.75	(22.09) (11.88) (9.11) 21.04 28.58 33.36 23.07 37.43 1.31 9.99

1 year 5 years 10 years	(10.59) 2.82 7.90	10.27 7.54 7.51	(22.09) (0.58) 9.34

[1]  This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Multi-Strategy Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance.

[2]  The Lehman Brothers Aggregate Bond Index, an index of investment grade fixed income securities with maturities of at least one year. Results include reinvested dividends.

[3]  The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

This chart shows the historical performance of the Oppenheimer Main Street Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Main Street Core Portfolio. As of 12/31/02 the composite consisted of 2 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Main Street Core Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Main Street Core Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

This chart does not show you the performance of the Main Street Core Portfolio — it shows the performance of similar accounts managed by Oppenheimer.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Period	Oppenheimer Main Street Composite (%)[1]	S&P 500 Index (%)[2]

2002 2001 2000 1999 1998 1997 1996 1995 1994 1993	(19.60) (10.70) (8.32) 16.81 24.25 26.20 15.34 30.29 (1.69) 35.38	(22.09) (11.88) (9.11) 21.04 28.58 33.36 23.07 37.43 1.31 9.99

1 year 5 years 10 years	(19.60) (1.04) 9.05	(22.09) (0.58) 9.34

[1]  This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Main Street Core Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance.

[2]  The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

PERFORMANCE OF COMPARABLE ACCOUNTS

OPPENHEIMERFUNDS, INC.

This chart shows the historical

performance of the Class A shares of a mutual fund managed by Oppenheimer. The mutual fund has investment objectives, policies and strategies that are substantially similar to those of the Emerging Markets Portfolio.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Emerging Markets Portfolio has performed or will perform. Total returns represent past performance of the Class A shares of the comparable mutual fund and not the Emerging Markets Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

This chart does not show you the performance of the Emerging Markets Portfolio — it shows the performance of a similar account managed by Oppenheimer.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Period	Oppenheimer-managed mutual fund, Class A (%)[1]	MSCI Emerging Markets Free Index (%)[2]

2002 2001 2000 1999 1998 1997	(1.60) (5.73) (5.26) 82.30 (19.36) 14.09	(6.00) (2.37) (30.61) 66.41 (25.34) (11.58)
1996[3]	1.50	0.45

1 year 3 years 5 years	(1.60) (4.21) 5.26	(6.00) (13.97) (4.58)
Since Inception[3]	6.80	(5.64)

[1]  This column shows performance (calculated in accordance with SEC standards) of a comparable Oppenheimer-managed fund after Class A advisory fees and operating expenses have been deducted, including custody fees and other expenses normally paid by mutual funds. The Emerging Markets Portfolio’s fees and expenses may be higher than those reflected in the comparable fund, which would reduce performance.

[2]  The MSCI Emerging Markets Free Index, an index that is typically made up of stocks from approximately 26 emerging market countries. Results include reinvested dividends.

[3]  The inception date of the Oppenheimer-managed mutual fund was 11/18/96. Total returns and expenses are not annualized for the first year of operations.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

This chart shows the historical performance of the PIMCO Real Return Full Authority Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Inflation Managed Portfolio. As of 12/31/02 the composite consisted of 4 advisory accounts, including 3 mutual funds.

The composite performance shows the historical track record of the portfolio manager and is not intended to imply how the Inflation Managed Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Inflation Managed Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

This chart does not show you the performance of the Inflation Managed Portfolio — it shows the performance of similar accounts managed by PIMCO.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	PIMCO Real Return Full Authority Composite (%)[1]	Lehman Brothers Global Real: U.S. TIPS Index (%)[2]

2002 2001 2000 1999 1998 19973	16.80 8.74 13.48 5.71 5.21 3.03	16.56 7.90 13.18 2.36 3.95 2.08

1 year 3 years 5 years Since Inception3	16.80 12.96 9.90 8.98	16.56 12.49 8.66 7.75

1  This column shows performance after advisory fees and operating expenses charged to the accounts in the composite have been deducted. The Inflation Managed Portfolio’s fees and expenses may be higher than those reflected in this composite which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance. The composite reflects investment advisory fees and transaction costs, but, for the accounts other than the mutual funds, does not include custody fees or other expenses normally paid by mutual funds. If these expenses were included, returns would be lower.

2  The Lehman Brothers Global Real: U.S. TIPS Index, an index of all outstanding treasury inflation protected securities issued by the U.S. government. Results include reinvested dividends.

3  The inception date of the composite was 3/1/97. Total returns and expenses are not annualized for the first year of operations.

PUTNAM INVESTMENT MANAGEMENT, LLC

This chart shows the historical performance of the Putnam Equity Income Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Equity Income Portfolio. As of 12/31/02 the composite consisted of 3 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Equity Income Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Equity Income Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

This chart does not show you the performance of the Equity Income Portfolio — it shows the performance of similar accounts managed by Putnam.

Annual total returns/Average annual total returns for the periods ending December 31, 2002
Year/Period	Putnam Equity Income Composite (%)[1]	Russell 1000 Value Index (%)[2]

2002 2001	(12.91) (2.32)	(15.52) (5.59)
2000	12.28	7.01
1999	0.30	7.35
1998	11.86	15.63
1997	25.60	35.18
1996	20.56	21.64
1995	33.83	38.35
1994	0.59	(1.99)
1993	15.89	18.12

1 year	(12.91)	(15.52)
5 years	2.01	1.16
10 years	10.42	10.81

[1]  This column shows performance after advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Equity Income Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance.

[2]  The Russell 1000 Value Index, an index of companies that have a less-than-average growth orientation. Companies in this Index have lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.

This chart shows the historical performance of the Putnam Research Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Research Portfolio. As of 12/31/02 the composite consisted of 4 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Research Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Research Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

This chart does not show you the performance of the Research Portfolio — it shows the performance of similar accounts managed by Putnam.

Annual total returns/Average annual total returns for the periods ending December 31, 2002
Year/Period	Putnam Research Composite (%)[1]	S&P 500 Index (%)[2]

2002	(22.15)	(22.09)
2001	(18.89)	(11.88)
2000	(2.88)	(9.11)
1999	26.57	21.04
1998	28.39	28.58
1997	31.83	33.36
1996	22.26	23.07
1995[3]	6.53	6.33

1 year	(22.15)	(22.09)
3 years	(14.80)	(14.54)
5 years	0.41	(0.58)
Since inception[3]	8.41	7.64

[1]  This column shows performance after advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Research Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance.

[2]  The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

[3]  The inception date of the composite was 10/31/95. Total returns and expenses are not annualized for the first year of operations.

PUTNAM INVESTMENT MANAGEMENT, LLC

This chart shows the historical

performance of the Putnam Voyager Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Equity Portfolio. As of 12/31/02 the composite consisted of 3 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Equity Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Equity Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

This chart does not show you the performance of the Equity Portfolio — it shows the performance of similar accounts managed by Putnam.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	Putnam Voyager Composite (%)[1]	Russell 1000 Growth Index (%)[2]

2002 2001 2000 1999 1998 1997 1996 1995 1994 1993	(27.04) (23.02) (17.38) 55.28 23.17 25.20 12.07 39.34 (0.05) 17.96	(27.88) (20.42) (22.42) 33.16 38.71 30.49 23.12 37.19 2.66 2.90

1 year 5 years 10 years	(27.04) (2.36) 7.42	(27.88) (3.84) 6.70

1  This column shows performance after advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Equity Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance.

2  The Russell 1000 Growth Index, an index of companies that have a greater-than-average growth orientation. Companies in this Index have higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth rates than companies in the Russell 1000 Value Index. Results include reinvested dividends.

This chart shows the historical

performance of the Putnam Small-Cap Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Aggressive Equity Portfolio. As of 12/31/02 the composite consisted of 2 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Aggressive Equity Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Aggressive Equity Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

This chart does not show you the performance of the Aggressive Equity Portfolio — it shows the performance of similar accounts managed by Putnam.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	Putnam Small-Cap Composite (%)[1]	Russell 2500 Index (%)[2]

2002 2001 2000 1999 1998[3]	(25.61) (2.88) 20.99 26.13 (4.77)	(17.80) 1.22 4.27 24.15 (4.88)

1 year 3 years Since Inception[3]	(25.61) (4.39) 1.07	(17.80) (4.62) 0.53

[1]  This column shows performance after advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Aggressive Equity Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance.

[2]  The Russell 2500 Index, an index of 2,500 of the smallest companies that are included in the Russell 3000 Index. Results include reinvested dividends.

[3]  The inception date of the composite was 6/1/98. Total returns and expenses are not annualized for the first year of operations.

VAN KAMPEN

This chart shows the historical performance of the Van Kampen Comstock Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Comstock Portfolio. As of 12/31/02 the composite consisted of 5 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Comstock Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Comstock Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

This chart does not show you the performance of the Comstock Portfolio — it shows the performance of similar accounts managed by Van Kampen.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	Van Kampen Comstock Composite (%)[1]	S&P 500 Index (%)2

2002	(20.27)	(22.09)
2001	(2.19)	(11.88)
2000	30.88	(9.11)
1999	2.12	21.04
1998	19.47	28.58
1997	29.24	33.36
1996[3]	7.54	5.48

1 year	(20.27)	(22.09)
3 years	0. 68	(14.54)
5 years	4.48	(0.58)
Since Inception[3]	9.30	5.19

[1]  This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Comstock Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance.

2  The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.

[3]  The inception date of the composite was 11/1/96. Total returns and expenses are not annualized for the first year of operations.

This chart shows the historical performance of the Van Kampen Mid-Cap Growth Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Mid-Cap Growth Portfolio. As of 12/31/02 the composite consisted of 2 mutual funds.

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Mid-Cap Growth Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Mid-Cap Growth Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

This chart does not show you the performance of the Mid-Cap Growth

Portfolio — it shows the performance of similar accounts managed by Van Kampen.

Annual total returns/Average annual total returns for the periods ending December 31, 2002

Year/Period	Van Kampen Mid-Cap Growth Composite (%)[1]	Russell Midcap Growth Index (%)[2]

2002	(25.13)	(27.41)
2001	(19.28)	(20.15)
2000	(3.31)	(11.75)
1999	58.21	51.29
1998	22.65	17.86
1997	26.33	22.54
1996[3]	1.90	4.11

1 year	(25.13)	(27.41)
3 years	(16.40)	(20.02)
5 years	2.54	(1.82)
Since Inception[3]	6.33	2.49

[1]  This column shows performance after average advisory fees and operating expenses charged to the accounts in the composite have been deducted, including custody fees and other expenses normally paid by mutual funds. The Mid-Cap Growth Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance.

2  The Russell Midcap Growth Index, an index of 800 securities that have higher price-to-book ratios and higher forecasted growth values than securities in the Russell Midcap Value Index. Results include reinvested dividends.

3  The inception date of the composite was 11/1/96. Total returns and expenses are not annualized for the first year of operations.

INFORMATION FOR INVESTORS

Fund availability You’ll find information about how this works in the product prospectus or offering memorandum.

The Pacific Select Fund is available only to people who own certain variable annuity contracts or variable life insurance policies. You do not buy, sell or exchange shares of the fund’s portfolios –you choose investment options through your annuity contract or life insurance policy. The insurance company then invests in the portfolios of the Pacific Select Fund according to the investment options you’ve chosen. The fund may, subject to approval by the board of trustees, pay for a sale or exchange, in whole or part, by a distribution of securities from a portfolio, in lieu of cash, in accordance with applicable rules.

How share prices are calculated

Each Pacific Select Fund portfolio is divided into shares. The price of a portfolio’s shares is called its net asset value (NAV) per share. NAV per share forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. It is calculated by taking the total value of a portfolio’s assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a portfolio’s assets is based on the total market value of all of the securities it holds.

Each portfolio’s NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open. For purposes of calculating the NAV, the portfolios use pricing data received shortly after the NYSE close, usually at or about 4:00 p.m. Eastern time. Generally, for any transaction, we’ll use the NAV calculated after we receive a request to buy, sell or exchange shares.

An example of how we calculate net asset value per share $80 million - $3 million $77 million ÷ 7 million = $11	portfolio’s assets portfolio’s liabilities outstanding shares net asset value per share

In general, the value of each security is based on its actual or estimated market value, with special provision for assets without readily available market quotes, for short-term debt securities, and for situations where market quotations are deemed unreliable or stale. For purposes of calculating the NAV, the portfolios normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets or market participants for those securities. Pricing data is obtained from various sources approved by the board of trustees. Information that becomes known to the fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day. In unusual circumstances, the fund may value securities at fair value as estimated in good faith under procedures established by the board of trustees, based upon recommendations provided by the managers. Fair valuation may be used when market quotations are not readily available or reliable, or if extraordinary events occur after the close of the relevant market but prior to the NYSE close. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used.

A delay may happen in any of the following situations:

•the NYSE closes on a day other than a regular holiday or weekend

•trading on the NYSE is restricted

•an emergency exists as determined by the SEC, making securities sales or determinations of variable account asset valuations not practicable

•the SEC permits a delay for the protection of shareholders.

Variable annuity contracts and variable life insurance policies may have other restrictions on buying and selling shares.

Because foreign securities can be traded on weekends, U.S. holidays and other times when the NYSE is closed, changes in the market value of these securities are not always reflected in the portfolio’s NAV. It’s not possible to buy, sell, exchange or reinvest shares on days the NYSE is closed, even if there has been a change in the market value of these securities. For a list of holidays observed, call Pacific Life or see the SAI.

Brokerage enhancement plan

The brokerage enhancement plan was adopted by the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, and may be considered a distribution plan because it uses a fund asset – brokerage – to help promote distribution of the fund’s shares.

The fund has adopted a brokerage enhancement plan under which the fund, through its distributor, Pacific Select Distributors, Inc., can ask Pacific Life and each of the fund’s portfolio managers to allocate brokerage transactions to particular brokers or dealers, subject to best price and execution, to help promote the distribution of the fund’s shares. In return for brokerage transactions, certain brokers and dealers may give brokerage credits, other benefits or services or other compensation that, under the plan, may be used with broker-dealers to help obtain certain distribution-related activities or services. These credits or other compensation may be applied toward another service or benefit provided by a broker-dealer such as (but not limited to) the ability to promote the fund at a conference or meeting sponsored by a broker-dealer.

The plan is not expected to increase brokerage costs to a portfolio. The granting of brokerage credits or receipt of other compensation under the plan may be a factor considered by a portfolio manager or the adviser in allocating brokerage. In addition, a portfolio manager or the adviser is always free to consider the sale of fund shares or variable contracts in allocating brokerage.

Dividends and distributions

The fund intends to distribute substantially all of its net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently. Dividends are generally distributed according to the following schedule:

Debt portfolios (Money Market, Inflation Managed, Managed Bond and High Yield Bond Portfolios):

• Dividends declared and paid monthly

All other portfolios:

• Dividends declared and paid annually

Dividends may be declared less frequently if it is advantageous to the portfolio, but in no event less frequently than annually.

FINANCIAL HIGHLIGHTS

The financial highlights table is designed to help you understand how the Pacific Select Fund portfolios have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single portfolio share. Total investment return indicates how much an investment in the portfolio would have earned, assuming all dividends and distributions had been reinvested. Financial highlights do not appear for the Short Duration Bond and Small-Cap Value Portfolios because these portfolios started on May 1, 2003.

	Blue Chip Portfolio				Aggressive Growth Portfolio

			20013	2002				20013	2002

OPERATING PERFORMANCE
Net asset value, beginning of year	$		10.00	8.14				10.00	8.02
Plus income from investment operations
Net investment income (loss)	$		0.01	0.01				(0.03)	(0.04)
Net realized and unrealized loss on securities	$		(1.86)	(2.12)				(1.95)	(1.75)

Total from investment operations	$		(1.85)	(2.11)				(1.98)	(1.79)
Less distributions
Dividends from net investment income	$		(0.01)	(0.01)				–	–
Distributions from capital gains	$		–	–				–	–

Total distributions	$		(0.01)	(0.01)				–	–
Net asset value, end of year	$		8.14	6.02				8.02	6.23

Total investment return1%			(18.57)	(25.94)				(19.78)	(22.32)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$		531,021	582,873				89,520	45,326
Ratios of expenses to average net assets
•after expense reductions2%			1.00	1.00				1.10	1.10
•before expense reductions	%		1.04	1.01				1.24	1.13
Ratios of net investment income (loss) to average net assets
•after expense reductions	%		0.11	0.16				(0.65)	(0.77)
•before expense reductions2%			0.07	0.14				(0.79)	(0.80)
Portfolio turnover rate	%		23.71	36.04				83.91	121.51

	Diversified Research Portfolio				Small-Cap Equity Portfolio

		20003	2001	2002	1998	1999	2000	2001	2002

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	10.99	10.66	24.61	22.92	29.79	21.19	17.40
Plus income from investment operations
Net investment income	$	0.03	0.02	0.03	0.02	0.05	0.15	0.12	0.09
Net realized and unrealized gain (loss) on securities	$	0.99	(0.33)	(2.61)	0.90	9.75	(6.51)	(0.61)	(4.19)

Total from investment operations	$	1.02	(0.31)	(2.58)	0.92	9.80	(6.36)	(0.49)	(4.10)
Less distributions
Dividends from net investment income	$	(0.03)	(0.02)	(0.02)	(0.02)	(0.05)	(0.15)	(0.11)	(0.08)
Distributions from capital gains	$	–	–	–	(2.59)	(2.88)	(2.09)	(3.19)	–

Total distributions	$	(0.03)	(0.02)	(0.02)	(2.61)	(2.93)	(2.24)	(3.30)	(0.08)
Net asset value, end of year	$	10.99	10.66	8.06	22.92	29.79	21.19	17.40	13.22

Total investment return1%		10.21	(2.74)	(24.19)	2.69	47.52	(22.41)	(2.54)	(23.58)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	144,898	242,648	213,197	267,958	425,107	582,644	563,098	396,527
Ratios of expenses to average net assets
•after expense reductions2%		0.98	0.94	0.95	0.70	0.70	0.69	0.69	0.70
•before expense reductions	%	0.99	0.96	0.97	0.70	0.70	0.69	0.70	0.70
Ratios of net investment income to average net assets
•after expense reductions	%	0.51	0.28	0.32	0.11	0.22	0.62	0.67	0.54
•before expense reductions2%		0.50	0.26	0.30	0.11	0.22	0.61	0.67	0.53
Portfolio turnover rate	%	23.71	34.80	35.32	48.48	49.34	45.54	49.93	36.56

The information in the financial highlights tables for the years 1998 through 2002 is included and can be read in conjunction with the fund’s financial statements, which are in the fund’s annual report dated as of December 31, 2002. These financial statements have been audited by Deloitte & Touche LLP, independent auditors. Please turn to the back cover to find out how you can get a copy of the annual report.

	International Large-Cap Portfolio				I-Net Tollkeeper Portfolio

		20003	2001	2002	20003	2001	2002

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	7.84	6.36	10.00	6.78	4.48
Plus income from investment operations
Net investment income (loss)	$	0.06	0.05	0.07	(0.04)	(0.08)	0.08
Net realized and unrealized loss on securities	$	(2.21)	(1.48)	(1.18)	(3.18)	(2.22)	(1.81)

Total from investment operations	$	(2.15)	(1.43)	(1.11)	(3.22)	(2.30)	(1.73)
Less distributions
Dividends from net investment income	$	(0.01)	(0.05)	(0.06)	–	–	–
Distributions from capital gains	$	–	–	–	–	–	–

Total distributions	$	(0.01)	(0.05)	(0.06)	–	–	–
Net asset value, end of year	$	7.84	6.36	5.19	6.78	4.48	2.75

Total investment return1%		(21.51)	(18.29)	(17.63)	(32.17)	(33.89)	(38.62)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	362,768	504,787	491,693	115,554	74,294	42,569
Ratios of expenses to average net assets
•after expense reductions[2]	%	1.17	1.14	1.15	1.60	1.57	1.43
•before expense reductions	%	1.17	1.14	1.15	1.63	1.57	1.44
Ratios of net investment income (loss) to average net assets
•after expense reductions	%	0.41	0.44	0.59	(1.03)	(1.35)	(1.32)
•before expense reductions[2]	%	0.41	0.44	0.59	(1.06)	(1.35)	(1.32)
Portfolio turnover rate	%	21.25	25.64	28.96	47.56	46.78	53.36

	Financial Services Portfolio				Health Sciences Portfolio

			2001[3]	2002		20013	2002

OPERATING PERFORMANCE
Net asset value, beginning of year	$		10.00	9.25		10.00	9.23
Plus income from investment operations
Net investment income (loss)	$		0.02	0.04		(0.02)	(0.02)
Net realized and unrealized loss on securities	$		(0.75)	(1.39)		(0.75)	(2.13)

Total from investment operations	$		(0.73)	(1.35)		(0.77)	(2.15)
Less distributions
Dividends from net investment income	$		(0.02)	(0.02)		–	–
Distributions from capital gains	$		–	–		–	–

Total distributions	$		(0.02)	(0.02)		–	–
Net asset value, end of year	$		9.25	7.88		9.23	7.08

Total investment return1%			(7.28)	(14.59)		(7.69)	(23.30)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$		61,968	66,297		86,911	76,952
Ratios of expenses to average net assets
•after expense reductions[2]	%		1.20	1.20		1.20	1.16
•before expense reductions	%		1.34	1.25		1.24	1.21
Ratios of net investment income (loss) to average net assets
•after expense reductions	%		0.43	0.48		(0.42)	(0.51)
•before expense reductions[2]	%		0.29	0.44		(0.46)	(0.55)
Portfolio turnover rate	%		82.16	86.15		94.37	139.61

FINANCIAL HIGHLIGHTS

	Technology Portfolio						Telecommunications Portfolio

					20013	2002		20013	2002

OPERATING PERFORMANCE
Net asset value, beginning of year	$				10.00	5.91		10.00	5.32
Plus income from investment operations
Net investment loss	$				(0.02)	(0.01)		–	–
Net realized and unrealized loss on securities	$				(4.07)	(2.73)		(4.67)	(2.50)

Total from investment operations	$				(4.09)	(2.74)		(4.67)	(2.50)
Less distributions
Dividends from net investment income	$				–	–		(0.01)	–
Distributions from capital gains	$				–	–		–	–

Total distributions	$				–	–		(0.01)	–
Net asset value, end of year	$				5.91	3.17		5.32	2.82

Total investment return1%					(40.94)	(46.34)		(46.72)	(47.06)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$				52,160	41,249		16,399	15,440
Ratios of expenses to average net assets
•after expense reductions2%					1.20	1.20		1.21	1.21
•before expense reductions	%				1.31	1.20		1.39	1.26
Ratios of net investment income (loss) to average net assets
•after expense reductions	%				(0.71)	(0.95)		0.08	(0.02)
•before expense reductions2%					(0.82)	(0.95)		(0.10)	(0.07)
Portfolio turnover rate	%				69.22	106.38		77.40	154.53

	Growth LT Portfolio						Focused 30 Portfolio

		1998	1999	2000	2001	2002	20003	2001	2002

OPERATING PERFORMANCE
Net asset value, beginning of year		$17.31	26.20	47.67	31.30	18.59	10.00	8.22	7.12
Plus income from investment operations
Net investment income (loss)		$(0.04)	0.15	0.33	0.19	(0.04)	0.04	0.01	(0.01)
Net realized and unrealized gain (loss) on securities		$9.86	23.95	(9.43)	(8.71)	(5.32)	(1.78)	(1.11)	(2.08)

Total from investment operations		$9.82	24.10	(9.10)	(8.52)	(5.36)	(1.74)	(1.10)	(2.09)
Less distributions
Dividends from net investment income		$(0.05)	–	(0.22)	(0.26)	(0.15)	(0.04)	–	(0.01)
Distributions from capital gains		$(0.88)	(2.63)	(7.05)	(3.93)	–	–	–	–

Total distributions		$(0.93)	(2.63)	(7.27)	(4.19)	(0.15)	(0.04)	–	(0.01)
Net asset value, end of year		$26.20	47.67	31.30	18.59	13.08	8.22	7.12	5.02

Total investment return1%		58.29	98.08	(21.70)	(29.55)	(28.97)	(17.39)	(13.35)	(29.41)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$1,279,759	3,655,851	3,575,195	2,280,990	1,439,900	48,949	58,095	38,092
Ratios of expenses to average net assets
•after expense reductions2%		0.80	0.79	0.79	0.79	0.79	1.05	1.05	1.05
•before expense reductions	%	0.80	0.79	0.80	0.82	0.87	1.37	1.06	1.05
Ratios of net investment income (loss) to average net assets
•after expense reductions	%	(0.08)	(0.33)	0.30	0.31	0.09	2.15	0.17	(0.26)
•before expense reductions2%		(0.08)	(0.33)	0.30	0.27	0.01	1.83	0.17	(0.26)
Portfolio turnover rate	%	116.96	111.56	68.37	90.93	113.39	23.51	213.23	164.99

	Mid-Cap Value Portfolio					International Value Portfolio

		1999[3]	2000	2001	2002	1998	1999	2000	20014	2002

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	10.50	12.90	14.16	16.21	15.80	18.49	15.85	12.06
Plus income from investment operations
Net investment income	$	0.02	0.05	0.10	0.06	0.11	0.06	0.09	0.08	0.19
Net realized and unrealized gain (loss) on securities	$	0.50	2.54	1.60	(1.98)	0.90	3.37	(2.19)	(3.50)	(1.87)

Total from investment operations	$	0.52	2.59	1.70	(1.92)	1.01	3.43	(2.10)	(3.42)	(1.68)
Less distributions
Dividends from net investment income	$	(0.02)	(0.05)	(0.10)	(0.05)	(0.17)	(0.12)	(0.02)	(0.14)	(0.11)
Distributions from capital gains	$	–	(0.14)	(0.34)	(0.80)	(1.25)	(0.62)	(0.52)	(0.22)	–
Tax basis return of capital	$	–	–	–	–	–	–	–	(0.01)	–

Total distributions	$	(0.02)	(0.19)	(0.44)	(0.85)	(1.42)	(0.74)	(0.54)	(0.37)	(0.11)
Net asset value, end of year	$	10.50	12.90	14.16	11.39	15.80	18.49	15.85	12.06	10.27

Total investment return1%		5.22	24.91	13.30	(14.46)	5.60	22.82	(11.40)	(21.87)	(13.91)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	107,434	406,528	826,958	718,932	996,215	1,683,446	1,635,737	1,131,999	995,973
Ratios of expenses to average net assets
•after expense reductions2%		0.97	0.88	0.89	0.90	1.00	1.01	0.96	0.93	0.93
•before expense reductions	%	0.97	0.98	1.00	0.97	1.00	1.01	0.96	0.93	0.93

Ratios of net investment income to average net assets
•after expense reductions	%	0.44	0.57	0.83	0.48	1.36	1.12	1.09	1.06	1.50
•before expense reductions2%		0.44	0.47	0.72	0.41	1.36	1.12	1.09	1.06	1.50
Portfolio turnover rate	%	84.14	136.97	148.32	115.94	45.61	55.56	63.27	91.89	14.67

	Capital Opportunities Portfolio					Global Growth Portfolio

				20013	2002				20013	2002

OPERATING PERFORMANCE
Net asset value, beginning of year	$			10.00	8.44				10.00	8.50
Plus income from investment operations
Net investment income (loss)	$			0.01	0.02				(0.02)	0.01
Net realized and unrealized loss on securities	$			(1.56)	(2.28)				(1.48)	(1.66)

Total from investment operations	$			(1.55)	(2.26)				(1.50)	(1.65)
Less distributions
Dividends from net investment income	$			(0.01)	(0.01)				–	–
Distributions from capital gains	$			–	–				–	–

Total distributions	$			(0.01)	(0.01)				–	–
Net asset value, end of year	$			8.44	6.17				8.50	6.85

Total investment return1%				(15.54)	(26.78)				(14.97)	(19.48)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$			154,091	145,983				23,336	27,286
Ratios of expenses to average net assets
•after expense reductions2%				0.91	0.87				1.76	1.64
•before expense reductions	%			0.94	0.93				2.15	1.74

Ratios of net investment income (loss) to average net assets
•after expense reductions	%			0.19	0.27				(0.23)	(0.06)
•before expense reductions2%				0.16	0.21				(0.62)	(0.16)
Portfolio turnover rate	%			98.40	103.67				123.50	149.86

FINANCIAL HIGHLIGHTS

	Equity Index Portfolio						Small-Cap Index Portfolio

		1998	1999	20005	2001	2002		19993	20005	2001	2002

OPERATING PERFORMANCE
Net asset value, beginning of year		$25.71	32.33	38.41	34.12	29.54		10.00	11.74	11.13	10.30
Plus income from investment operations
Net investment income		$0.38	0.39	0.35	0.33	0.32		0.06	0.13	0.10	0.07
Net realized and unrealized gain (loss) on securities		$6.83	6.24	(3.88)	(4.46)	(6.56)		1.87	(0.55)	0.08	(2.24)

Total from investment operations		$7.21	6.63	(3.53)	(4.13)	(6.24)		1.93	(0.42)	0.18	(2.17)
Less distributions
Dividends from net investment income		$(0.37)	(0.39)	(0.35)	(0.33)	(0.32)		(0.06)	(0.13)	(0.09)	(0.07)
Distributions from capital gains		$(0.22)	(0.16)	(0.41)	(0.12)	(2.07)		(0.13)	(0.06)	(0.92)	–

Total distributions		$(0.59)	(0.55)	(0.76)	(0.45)	(2.39)		(0.19)	(0.19)	(1.01)	(0.07)
Net asset value, end of year		$32.33	38.41	34.12	29.54	20.91		11.74	11.13	10.30	8.06

Total investment return1%		28.45	20.59	(9.29)	(12.15)	(22.34)		19.36	(3.61)	1.74	(21.19)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$1,496,457	2,423,611	2,585,065	2,009,221	1,460,074		115,052	182,355	219,725	301,367
Ratios of expenses to average net assets
•after expense reductions2%		0.21	0.20	0.29	0.29	0.29		0.75	0.60	0.57	0.56
•before expense reductions	%	0.21	0.21	0.29	0.29	0.29		0.94	0.62	0.57	0.56

Ratios of net investment income to average net assets
•after expense reductions	%	1.33	1.14	0.96	1.06	1.31		0.99	1.18	1.05	0.91
•before expense reductions2%		1.33	1.13	0.96	1.06	1.31		0.80	1.16	1.05	0.91
Portfolio turnover rate	%	2.48	4.16	4.13	4.58	10.07		52.06	67.45	51.78	49.51

	Multi-Strategy Portfolio						Main Street Core Portfolio (formerly called Large-Cap Core Portfolio)

		1998	1999	2000	2001	2002	1998	1999	2000	2001	2002

OPERATING PERFORMANCE
Net asset value, beginning of year		$16.18	17.32	16.98	15.40	14.82	24.47	26.89	27.75	23.46	20.98
Plus income from investment operations
Net investment income		$0.46	0.44	0.44	0.38	0.28	0.20	0.24	0.22	0.16	0.14
Net realized and unrealized gain (loss) on securities		$2.34	0.74	(0.33)	(0.56)	(2.20)	5.44	3.20	(1.98)	(2.23)	(6.10)

Total from investment operations		$2.80	1.18	0.11	(0.18)	(1.92)	5.64	3.44	(1.76)	(2.07)	(5.96)
Less distributions
Dividends from net investment income		$(0.46)	(0.43)	(0.43)	(0.37)	(0.28)	(0.20)	(0.24)	(0.22)	(0.15)	(0.13)
Distributions from capital gains		$(1.20)	(1.09)	(1.26)	(0.03)	(0.14)	(3.02)	(2.34)	(2.31)	(0.26)	–

Total distributions		$(1.66)	(1.52)	(1.69)	(0.40)	(0.42)	(3.22)	(2.58)	(2.53)	(0.41)	(0.13)
Net asset value, end of year		$17.32	16.98	15.40	14.82	12.48	26.89	27.75	23.46	20.98	14.89

Total investment return1%		18.17	7.04	0.75	(1.15)	(13.06)	24.18	13.26	(6.71)	(8.87)	(28.40)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$576,424	739,506	762,502	760,507	554,049	1,262,143	1,813,224	1,940,766	1,300,440	744,629
Ratios of expenses to average net assets
•after expense reductions2%		0.70	0.70	0.69	0.69	0.70	0.69	0.70	0.69	0.69	0.69
•before expense reductions	%	0.71	0.70	0.70	0.70	0.70	0.70	0.70	0.69	0.71	0.71

Ratios of net investment income to average net assets
•after expense reductions	%	2.81	2.57	2.68	2.55	2.00	0.84	0.91	0.85	0.68	0.73
•before expense reductions2%		2.81	2.56	2.67	2.54	1.99	0.84	0.91	0.84	0.66	0.72
Portfolio turnover rate	%	102.38	196.97	237.43	220.34	336.62	80.78	69.34	45.41	40.87	71.88

	Emerging Markets Portfolio						Inflation Managed Portfolio

		1998	1999	20006	2001	2002	1998	1999	2000	2001	2002

OPERATING PERFORMANCE
Net asset value, beginning of year		$9.47	6.85	10.48	6.73	6.14	10.78	10.98	10.10	10.68	10.73
Plus income from investment operations
Net investment income (loss)		$0.10	0.03	(0.03)	0.04	0.03	0.54	0.52	0.58	0.41	0.11
Net realized and unrealized gain (loss) on securities		$(2.64)	3.63	(3.71)	(0.62)	(0.21)	0.42	(0.74)	0.58	0.04	1.52

Total from investment operations		$(2.54)	3.66	(3.74)	(0.58)	(0.18)	0.96	(0.22)	1.16	0.45	1.63
Less distributions
Dividends from net investment income		$(0.08)	(0.03)	(0.01)	(0.01)	(0.03)	(0.55)	(0.52)	(0.58)	(0.40)	(0.12)
Distributions from capital gains		$–	–	–	–	–	(0.21)	(0.14)	–	–	(0.18)

Total distributions		$(0.08)	(0.03)	(0.01)	(0.01)	(0.03)	(0.76)	(0.66)	(0.58)	(0.40)	(0.30)
Net asset value, end of year		$6.85	10.48	6.73	6.14	5.93	10.98	10.10	10.68	10.73	12.06

Total investment return1%		(26.83)	53.56	(35.69)	(8.68)	(3.07)	9.24	(1.95)	11.85	4.27	15.45
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$106,570	217,030	178,903	163,150	148,690	190,428	428,174	572,827	620,494	1,300,657
Ratios of expenses to average net assets
•after expense reductions2%		1.46	1.41	1.30	1.31	1.33	0.66	0.66	0.62	0.66	0.64
•before expense reductions	%	1.46	1.42	1.30	1.32	1.33	0.66	0.66	0.65	0.67	0.64
Ratios of net investment income to average net assets
•after expense reductions	%	1.42	0.74	0.01	0.92	0.42	5.16	5.19	5.77	3.73	1.33
•before expense reductions2%		1.42	0.74	–	0.91	0.42	5.16	5.19	5.74	3.72	1.33
Portfolio turnover rate	%	29.82	48.52	120.01	84.53	136.43	266.83	370.28	589.38	873.05	621.35

	Managed Bond Portfolio						Money Market Portfolio

		1998	1999	2000	2001	2002	1998	1999	2000	2001	2002

OPERATING PERFORMANCE
Net asset value, beginning of year		$11.14	11.38	10.33	10.82	11.03	10.06	10.05	10.08	10.09	10.09
Plus income from investment operations
Net investment income		$0.57	0.59	0.68	0.55	0.54	0.52	0.46	0.60	0.38	0.14
Net realized and unrealized gain (loss) on securities		$0.40	(0.79)	0.47	0.23	0.63	–	0.03	0.01	–	–

Total from investment operations		$0.97	(0.20)	1.15	0.78	1.17	0.52	0.49	0.61	0.38	0.14
Less distributions
Dividends from net investment income		$(0.58)	(0.59)	(0.66)	(0.57)	(0.52)	(0.53)	(0.46)	(0.60)	(0.38)	(0.14)
Distributions from capital gains		$(0.15)	(0.26)	–	–	(0.09)	–	–	–	–	–

Total distributions		$(0.73)	(0.85)	(0.66)	(0.57)	(0.61)	(0.53)	(0.46)	(0.60)	(0.38)	(0.14)
Net asset value, end of year		$11.38	10.33	10.82	11.03	11.59	10.05	10.08	10.09	10.09	10.09

Total investment return1%		9.20	(1.91)	11.53	7.33	10.93	5.29	4.94	6.18	3.86	1.41
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$765,989	1,090,978	1,613,748	2,353,055	2,629,300	479,121	1,057,072	1,256,358	1,604,902	1,749,545
Ratios of expenses to average net assets
•after expense reductions2%		0.66	0.65	0.64	0.64	0.65	0.42	0.39	0.38	0.36	0.36
•before expense reductions	%	0.66	0.66	0.65	0.65	0.65	0.43	0.40	0.38	0.36	0.36
Ratios of net investment income to average net assets
•after expense reductions	%	5.40	5.68	6.42	5.09	4.52	5.17	4.87	6.01	3.70	1.40
•before expense reductions2%		5.40	5.67	6.41	5.09	4.52	5.16	4.87	6.01	3.70	1.40
Portfolio turnover rate	%	230.99	374.74	406.54	412.87	379.20	N/A	N/A	N/A	N/A	N/A

FINANCIAL HIGHLIGHTS

	High Yield Bond Portfolio						Equity Income Portfolio

		1998	1999	2000	2001	2002					2002[3]

OPERATING PERFORMANCE
Net asset value, beginning of year		$9.98	9.34	8.81	7.70	7.07					10.00
Plus income from investment operations
Net investment income		$0.78	0.78	0.82	0.73	0.57					0.08
Net realized and unrealized loss on securities		$(0.55)	(0.53)	(1.13)	(0.62)	(0.78)					(1.43)

Total from investment operations		$0.23	0.25	(0.31)	0.11	(0.21)					(1.35)
Less distributions
Dividends from net investment income		$(0.78)	(0.78)	(0.80)	(0.74)	(0.58)					(0.08)
Distributions from capital gains		$(0.09)	–	–	–	–					–

Total distributions		$(0.87)	(0.78)	(0.80)	(0.74)	(0.58)					(0.08)
Net asset value, end of year		$9.34	8.81	7.70	7.07	6.28					8.57

Total investment return1%		2.46	2.90	(3.72)	1.35	(3.00)					(13.54)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$389,385	448,747	424,967	484,683	524,202					112,192
Ratios of expenses to average net assets
• after expense reductions2%		0.65	0.65	0.64	0.63	0.65					1.05
• before expense reductions	%	0.66	0.66	0.65	0.64	0.65					1.14
Ratios of net investment income to average net assets
• after expense reductions	%	8.18	8.65	10.04	9.77	8.70					1.45
• before expense reductions2%		8.17	8.65	10.04	9.76	8.70					1.36
Portfolio turnover rate	%	75.27	52.38	70.45	114.19	94.99					42.76

	Research Portfolio						Equity Portfolio

						2002[3]	19987	1999	2000	20018	2002

OPERATING PERFORMANCE
Net asset value, beginning of year	$					10.00	23.89	29.27	37.50	26.12	19.21
Plus income from investment operations
Net investment income (loss)	$					0.01	0.09	0.03	(0.01)	0.01	0.07
Net realized and unrealized gain (loss) on securities	$					(2.13)	7.01	10.56	(8.94)	(5.56)	(5.16)

Total from investment operations	$					(2.12)	7.10	10.59	(8.95)	(5.55)	(5.09)
Less distributions
Dividends from net investment income	$					(0.01)	(0.09)	(0.03)	–	(0.01)	(0.06)
Distributions from capital gains	$					–	(1.63)	(2.33)	(2.43)	(1.34)	–
Tax basis return of capital	$					(0.01)	–	–	–	(0.01)	–

Total distributions	$					(0.02)	(1.72)	(2.36)	(2.43)	(1.36)	(0.06)
Net asset value, end of year	$					7.86	29.27	37.50	26.12	19.21	14.06

Total investment return1%						(21.18)	30.28	38.54	(25.17)	(21.76)	(26.51)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$					20,481	502,629	1,042,678	1,044,011	695,151	392,490
Ratios of expenses to average net assets
• after expense reductions2%						1.10	0.71	0.69	0.69	0.70	0.72
• before expense reductions	%					1.31	0.71	0.69	0.69	0.70	0.75
Ratios of net investment income (loss) to average net assets
• after expense reductions	%					0.36	0.35	0.11	(0.05)	0.06	0.38
• before expense reductions2%						0.16	0.35	0.11	(0.05)	0.06	0.35
Portfolio turnover rate	%					173.87	130.51	58.72	62.74	132.39	96.16

	Aggressive Equity Portfolio						Large-Cap Value Portfolio

		19989	1999	2000	20018	2002	19993	2000	2001	2002

OPERATING PERFORMANCE
Net asset value, beginning of year		$11.18	12.66	14.55	11.08	9.17	10.00	11.09	12.60	11.73
Plus income from investment operations
Net investment income (loss)		$0.01	(0.01)	(0.02)	(0.05)	0.09	0.05	0.11	0.09	0.10
Net realized and unrealized gain (loss) on securities		$1.47	3.27	(2.98)	(1.86)	(2.39)	1.09	1.58	(0.54)	(2.79)

Total from investment operations		$1.48	3.26	(3.00)	(1.91)	(2.30)	1.14	1.69	(0.45)	(2.69)
Less distributions
Dividends from net investment income		$–	–	–	–	–	(0.05)	(0.10)	(0.09)	(0.09)
Distributions from capital gains		$–	(1.37)	(0.47)	–	–	–	(0.08)	(0.33)	–

Total distributions		$–	(1.37)	(0.47)	–	–	(0.05)	(0.18)	(0.42)	(0.09)
Net asset value, end of year		$12.66	14.55	11.08	9.17	6.87	11.09	12.60	11.73	8.95

Total investment return1%		13.22	27.35	(21.06)	(17.24)	(25.09)	11.46	15.26	(3.65)	(22.96)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)		$218,712	466,360	447,461	303,852	235,473	169,531	371,754	1,048,332	1,003,328
Ratios of expenses to average net assets
•after expense reductions2%		0.89	0.85	0.84	0.87	0.86	0.97	0.90	0.88	0.89
•before expense reductions	%	0.89	0.85	0.86	0.91	0.97	0.97	0.95	0.90	0.90
Ratios of net investment income (loss) to average net assets
•after expense reductions	%	0.01	(0.12)	(0.28)	(0.40)	0.09	0.86	1.06	0.91	1.13
•before expense reductions2%		0.01	(0.13)	(0.30)	(0.45)	(0.03)	0.86	1.00	0.89	1.13
Portfolio turnover rate	%	184.42	100.85	171.29	209.96	122.32	55.23	80.70	40.69	41.03

	Comstock Portfolio (formerly called Strategic Value Portfolio)						Real Estate Portfolio

				20003	2001	2002	1999[3]	2000	2001	2002

OPERATING PERFORMANCE
Net asset value, beginning of year	$			10.00	9.76	8.77	10.00	9.59	12.23	12.80
Plus income from investment operations
Net investment income	$			0.03	0.03	–	0.39	0.46	0.53	0.46
Net realized and unrealized gain (loss) on securities	$			(0.25)	(0.99)	(1.94)	(0.39)	2.65	0.49	(0.47)

Total from investment operations	$			(0.22)	(0.96)	(1.94)	–	3.11	1.02	(0.01)
Less distributions
Dividends from net investment income	$			(0.02)	(0.03)	(0.01)	(0.39)	(0.46)	(0.40)	(0.35)
Distributions from capital gains	$			–	–	–	(0.02)	(0.01)	(0.05)	(0.36)

Total distributions	$			(0.02)	(0.03)	(0.01)	(0.41)	(0.47)	(0.45)	(0.71)
Net asset value, end of year	$			9.76	8.77	6.82	9.59	12.23	12.80	12.08

Total investment return1%				(2.19)	(9.87)	(22.15)	(0.01)	32.77	8.55	(0.32)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$			42,876	86,740	75,103	50,101	168.942	236,302	299,735
Ratios of expenses to average net assets
•after expense reductions2%				1.05	1.05	1.05	1.28	1.14	1.15	1.15
•before expense reductions	%			1.44	1.05	1.05	1.28	1.14	1.15	1.15
Ratios of net investment income to average net assets
•after expense reductions	%			1.30	0.44	0.02	6.09	5.16	4.78	4.48
•before expense reductions2%				0.91	0.43	0.02	6.09	5.16	4.78	4.48
Portfolio turnover rate	%			9.88	91.97	51.01	20.24	18.22	30.13	27.12

FINANCIAL HIGHLIGHTS

	Mid-Cap Growth Portfolio

		20013	2002

OPERATING PERFORMANCE
Net asset value, beginning of year	$	10.00	8.12
Plus income from investment operations
Net investment loss	$	(0.01)	(0.01)
Net realized and unrealized loss on securities	$	(1.87)	(3.81)

Total from investment operations	$	(1.88)	(3.82)
Less distributions
Dividends from net investment income	$	–	–
Distributions from capital gains	$	–	–

Total distributions	$	–	–
Net asset value, end of year	$	8.12	4.30

Total investment return1%		(18.81)	(47.03)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$	99,383	92,318
Ratios of expenses to average net assets
•after expense reductions2%		1.00	1.00
•before expense reductions	%	1.03	1.09
Ratios of net investment loss to average net assets
•after expense reductions	%	(0.20)	(0.51)
•before expense reductions2%		(0.23)	(0.60)
Portfolio turnover rate	%	95.48	157.58

1	Assumes all dividends and distributions have been reinvested. Does not include deductions at the separate account or contract level for fees and charges that may be incurred by a variable annuity contract or variable life insurance policy. These charges would reduce returns. Total investment return not annualized for periods of less than one full year.

2	The ratios of expenses to average daily net assets after expense reductions are after custodian credits, recaptured distribution expenses, adviser expense reimbursements, and recoupment of adviser’s reimbursements, if any. The ratios of investment income (loss) before expense reductions to average daily net assets are grossed up by these custodian credits, recaptured distribution expenses, adviser expense reimbursements, and recoupment of adviser’s reimbursements, if any.

3	Operations commenced on January 4, 1999 for the Mid-Cap Value, Small-Cap Index, Real Estate, and Large-Cap Value Portfolios, January 3, 2000 for the Diversified Research and International Large-Cap Portfolios, May 1, 2000 for the I-Net Tollkeeper Portfolio, October 2, 2000 for the Strategic Value and Focused 30 Portfolios, January 2, 2001 for Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth and Global Growth Portfolios and January 2, 2002 for the Equity Income and Research Portfolios. The ratios of expenses and net investment income (loss) to average daily net assets are annualized.

[4]	Lazard Asset Management began managing the portfolio on January 1, 2001. Other firms managed the portfolio before that date.

[5]	Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

[6]	Alliance Capital Management L.P. managed the portfolio from January 1, 2000 to December 31, 2002. Another firm managed the portfolio before that date.

[7]	Goldman Sachs Asset Management managed the portfolio from May 1, 1998 to December 31, 2000. Another firm managed the portfolio before that date.

[8]	Putnam Investments LLC began managing the portfolio on December 1, 2001. Another firm managed the portfolio before that date.

[9]	Alliance Capital Management L.P. managed the portfolio from May 1, 1998 to November 30, 2001. Another firm managed the portfolio before that date.

PACIFIC SELECT FUND	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Fund is available only

to people who own certain variable annuity contracts or variable life insurance policies. You’ll find out how an annuity contract or life insurance policy works in the product prospectus or offering memorandum.

You’ll find more information about the Pacific Select Fund in the following documents:

Annual and semi-annual reports

The fund’s annual and semi-annual reports list the holdings of the fund’s portfolios, describe portfolio performance, and tell you how investment strategies and portfolio performance have responded to recent market conditions and economic trends.

Statement of Additional Information (SAI)

The SAI contains detailed information about each portfolio’s investments, strategies and risks, and is considered to be part of this prospectus because it is incorporated by reference.

Please contact the fund’s adviser, Pacific Life, if you have any questions about any of the Pacific Select Fund portfolios.

You can get a copy of these documents at no charge by calling or writing to Pacific Life. You can also get a copy of these documents by contacting the Securities and Exchange Commission. The SEC may charge you a fee for this information.

How to contact Pacific Life

Pacific Life Insurance Company

700 Newport Center Drive

Post Office Box 9000

Newport Beach, California 92660

Pacific Life’s Annuity Contract Owners: 1-800-722-2333

Pacific Life’s Life Insurance Policy Owners: 1-800-800-7681

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

How to contact the SEC	Public Reference Section of the SEC Washington, D.C. 20549-0102 1-800-SEC-0330 Internet: www.sec.gov

Form No. 15-15756-17

                 483-3A

                 85-23252-02

SEC file number 811-5141

PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

Date: May 1, 2003

The Pacific Select Fund is an open-end investment management company currently offering thirty-five investment portfolios. The following thirty of those portfolios are classified as diversified: the Blue Chip Portfolio; the Aggressive Growth Portfolio; the Diversified Research Portfolio; the Small-Cap Equity Portfolio; the International Large-Cap Portfolio; the Short Duration Bond Portfolio; the I-Net Tollkeeper PortfolioSM; the Financial Services Portfolio; the Health Sciences Portfolio; the Technology Portfolio; the Telecommunications Portfolio; the Growth LT Portfolio; the Mid-Cap Value Portfolio; the International Value Portfolio; the Capital Opportunities Portfolio; the Equity Index Portfolio; the Small-Cap Index Portfolio; the Multi-Strategy Portfolio; the Main Street® Core Portfolio (formerly called Large-Cap Core Portfolio); the Emerging Markets Portfolio; the Inflation Managed Portfolio; the Managed Bond Portfolio; the Small-Cap Value Portfolio; the Money Market Portfolio; the High Yield Bond Portfolio; the Equity Income Portfolio; the Research Portfolio; the Equity Portfolio; the Aggressive Equity Portfolio; and the Large-Cap Value Portfolio. The Focused 30 Portfolio, the Global Growth Portfolio, the Comstock Portfolio (formerly called the Strategic Value Portfolio), the Real Estate Portfolio, and the Mid-Cap Growth Portfolio are classified as non-diversified. The Fund’s Investment Adviser is Pacific Life Insurance Company.

This Statement of Additional Information (“SAI”) is intended to supplement the information provided to investors in the Prospectus dated May 1, 2003, and any supplements thereto, and has been filed with the Securities and Exchange Commission (“SEC”) as part of the Fund’s Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Fund’s Prospectus and retained for future reference. The entire contents of this SAI are incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained free of charge from the Fund at the address and telephone numbers listed below.

Distributor:

Pacific Select Distributors, Inc.

700 Newport Center Drive

P.O. Box 9000

Newport Beach, CA 92660

(800) 800-7681

Adviser:

Pacific Life Insurance Company

700 Newport Center Drive

P.O. Box 9000

Newport Beach, CA 92660

Annuities (800) 722-2333

Life Insurance (800) 800-7681

i

ii

iii

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund’s securities and investment techniques.

ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS

The investment objective and principal investment policies of each Portfolio are described in the Prospectus. The following descriptions and the information in the section “Investment Restrictions” provide more detailed information on investment policies that apply to each Portfolio, and are intended to supplement the information provided in the Prospectus. Any percentage limitations noted are based on market value at time of investment. If net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities.

Unless otherwise noted, a Portfolio may invest up to 5% of its net assets in any type of security or investment not specifically noted in the Prospectus or this SAI that the Investment Adviser (the “Adviser”) or Portfolio Manager (the “Manager”) reasonably believes is compatible with the investment objectives and policies of that Portfolio. Net assets are assets in each Portfolio, minus any liabilities.

Unless otherwise noted, a Portfolio may lend up to 33 1/3% of its assets to brokers/dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities (up to 10% for the Money Market Portfolio).

Blue Chip Portfolio

Blue chip companies are considered to be large and medium sized companies (i.e., companies with market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000 Index during the most recent 11-month period, based on month-end data, plus the most recent data during the current month) with leading market positions.

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: preferred stocks; convertible securities; corporate debt securities; bankers acceptances; commercial paper; U.S. government securities; its agencies or instrumentalities; repurchase agreements; warrants; securities issued on a when-issued or delayed delivery basis; up to 25% of its assets in foreign securities (including American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”)); up to 10% of its assets in convertible securities, although the portfolio will not invest in non-convertible corporate debt securities rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard and Poor’s Rating Services (“S&P”), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “HighYield Bonds.” The Portfolio may also engage in short sales against the box.

The Portfolio may also use forward contracts, futures contracts (including interest rate, currency or stock index futures), and purchase and write covered options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Portfolio will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Portfolio’s assets. The Portfolio may also engage in foreign currency transactions and forward currency contracts.

The Portfolio may borrow from banks and broker/dealers. However, the Portfolio may not borrow for leveraging, but may borrow for temporary or emergency cash purposes in anticipation of or in response to

1

adverse market conditions, or for cash management purposes. The Portfolio may not purchase additional securities when any borrowings from banks exceed 5% of the Portfolio’s assets.

Aggressive Growth Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: preferred stocks; convertible securities; corporate debt securities; bankers acceptances; commercial paper; U.S. government securities; its agencies or instrumentalities; repurchase agreements; warrants; securities issued on a when-issued or delayed delivery basis; up to 25% of its assets in foreign securities (including ADRs and EDRs). The Portfolio may also engage in short sales against the box.

The Portfolio may also use forward contracts, futures contracts (including interest rate, currency, or stock index futures), and purchase and write covered options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Portfolio will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Portfolio’s assets. The Portfolio may also engage in foreign currency transactions and forward currency contracts.

The Portfolio may borrow from banks and broker/dealers. However the Portfolio may not borrow for leveraging, but may borrow for temporary or emergency cash purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Portfolio may not purchase additional securities when any borrowings from banks exceed 5% of the Portfolio’s assets.

Diversified Research Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. dollar-denominated corporate debt securities of domestic and foreign issuers; convertible securities; U.S. government securities; equity real estate investment trusts (“REITs”), bank obligations; warrants; firm commitment agreements; when-issued securities; commercial paper; repurchase agreements; and reverse repurchase agreements. The Portfolio may also invest in foreign issuers whose principal markets are in the U.S. (which include ADRs and foreign securities registered in the U.S.); and up to 15% of its assets in securities of companies outside the U.S. The Portfolio may engage in foreign currency transactions; forward foreign currency contracts; and foreign currency futures contracts. The Portfolio may also engage in the purchasing and writing of put and call options on foreign currencies, foreign currency futures contracts, and securities, and may purchase put and call options on stock indexes that are exchange traded or traded on over-the-counter markets.

The Portfolio may not invest in variable and floating rate securities.

In addition to the risk factors described in the Prospectus, the Portfolio may be affected by the following risk factors: The Portfolio’s growth oriented approach to stock selection may result in its securities being more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Manager, regardless of performance of the securities markets.

Small-Cap Equity Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: various foreign securities if listed on a U.S. exchange; commercial paper; repurchase agreements; corporate debt securities; U.S. government securities, its agencies or instrumentalities; ADRs; bank obligations; variable and floating rate securities; firm commitment agreements; when-issued securities; and may hold a portion of its assets in cash.

The Portfolio may also invest up to 5% of its assets in convertible bonds and other fixed income securities (other than money market instruments), which will primarily, at the time of investment, be rated Baa or better by

2

Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, will be of equivalent quality as determined by the Manager.

The Portfolio may not engage in futures contracts and options on futures contracts.

International Large-Cap Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: high quality debt securities rated, at the time of purchase, within the top three quality categories by Moody’s or S&P (or unrated securities of equivalent quality as determined by the Manager); convertible securities; U.S. government securities; warrants; equity REITs; bank obligations; repurchase agreements; reverse repurchase agreements; and short-term debt obligations (including commercial paper) of domestic and foreign issuers denominated in U.S. dollars or foreign currencies. The Portfolio may also engage in foreign currency transactions and forward foreign currency contracts. The Portfolio may engage in the purchase and writing of put and call options on foreign currencies, foreign currency futures contracts, and securities, and may purchase put and call options on stock indexes that are exchange traded or traded on over-the-counter markets.

The Portfolio may not invest in variable and floating rate securities.

Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher.

Short Duration Bond Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities; mortgage-related securities (including but not limited to the following: pass-through securities, certificates, collateralized mortgage obligations (“CMOs”), stripped mortgage-backed securities (“SMBs”), adjustable rate mortgage loans (“ARMs”) and real estate mortgage investment conduits (“REMICs”); mortgage dollar rolls; asset-backed securities (including but not limited to those issued or guaranteed by U.S. government agencies, instrumentalities or sponsored entities); zero coupon bonds; deferred interest bonds; payment-in-kind (“PIKs”) bonds; variable and floating rate securities; when issued or delayed delivery securities. At time of purchase, the debt securities in which the Portfolio may invest will be rated Aaa by Moody’s or AAA by S&P, or if not rated, of equivalent quality as determined by the Manager. The Portfolio may engage in short sales against the box.

In addition to the derivatives described in the Prospectus, the Portfolio may also purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest and on yield curve options. The Portfolio may also engage in various futures contracts and swap agreements and purchase and write (sell) put and call options thereon.

I-Net Tollkeeper Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: preferred stocks; repurchase agreements; U.S. government securities; bank obligations; interests in REITs (equity, mortgage, or hybrid); mortgage-related securities, including REMICs; asset-backed securities; commercial paper; short sales against the box; firm commitment agreements; when-issued securities; high-yield bonds; variable and floating rate securities; convertible securities; equity interests in trusts; partnerships; joint ventures; limited liability companies and similar enterprises; warrants and rights. The Portfolio may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” In addition, the Portfolio may invest in obligations issued or guaranteed by U.S. or foreign banks. The Portfolio also may invest in Global Depositary Receipts (“GDRs”); EDRs or other similar instruments representing securities of foreign issuers.

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The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities in which it may invest and on any securities index consisting of securities in which it may invest. The Portfolio may invest in futures contracts on securities, stock indexes and interest rates, and options thereon. The Portfolio may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the United States. In addition, the Portfolio may purchase securities on margin and invest in exchange traded funds such as Standard & Poor’s Depositary Receipts (“SPDRs”), I-shares™ and Optimized Portfolios as Listed Securities (“OPALS”). See “Investments in Other Investment Company Securities.”

In addition to the risk factors described in the Prospectus, the Portfolio may be affected by the following risk factors: First, investment in companies that may be unseasoned, may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. Investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Second, the legal obligations of online service providers is unclear under both U.S. and foreign law with respect to freedom of expression, defamation, libel, invasion of privacy, advertising, copyright or trademark infringement, information security, or other areas based on the nature and content of the materials disseminated through online service providers. Moreover, legislation has been proposed that imposes liability for, or prohibits the transmission over, the Internet of certain types of information. It is possible that now or in the future, related claims could be made against online services companies. These liability issues, as well as possibly other legal issues, could impact the growth of Internet use.

For example, it is possible that laws and regulations may be adopted with respect to the Internet or other online service providers with respect to the imposition of sales tax collection obligations on Internet companies and the use of personal user information. The nature of this governmental action and the manner in which it may be interpreted and enforced cannot be predicted. Changes to existing laws, or the passage or proposed passage of new laws intended to address these and other issues, could create uncertainty in the marketplace that could reduce demand for the services of an Internet company or increase the costs of doing business as a result of actual or anticipated litigation costs or increased service delivery costs, or could in some other manner have a material adverse effect on an Internet company’s business, results of operations and financial condition.

The success of many Internet companies depends, in large part, upon the development and maintenance of the infrastructure of the World Wide Web (“Web”) for providing reliable Web access and services. There can be no assurances that the infrastructure or complementary products or services necessary to make the Web a viable commercial marketplace for the long term will be developed, or, if they are developed, that the Web will become a viable commercial marketplace for services such as those offered by Internet companies.

The market for the purchase of products and services over the Internet is a new and emerging market. If acceptance and growth of Internet use does not occur, an Internet company’s business and financial performance may suffer. Although there has been substantial interest in the commercial possibilities for the Internet, many businesses and consumers have been slow to purchase Internet access services for a number of reasons, including inconsistent quality of service, lack of availability of cost-effective, high-speed service, a limited number of local access points for corporate users, inability to integrate business applications on the Internet, the need to deal with multiple and frequently incompatible vendors, inadequate protection of the confidentiality of stored data and information moving across the Internet and a lack of tools to simplify Internet access and use. It is possible that a sufficiently broad base of consumers may not adopt, or continue to use, the Internet as a medium of commerce.

Despite the implementation of security measures, an Internet company’s networks may be vulnerable to unauthorized access, computer viruses and other disruptive problems. Internet companies have in the past experienced, and may in the future experience, interruptions in service as a result of the accidental or intentional actions of Internet users, current and former employees or others. Unauthorized access could also potentially

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jeopardize the security of confidential information stored in the computer systems of a company and its subscribers. These events may result in liability of the company to its subscribers and also may deter potential subscribers.

Financial Services Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may engage in short sales against the box. The Portfolio may also invest up to 25% of its assets in foreign securities, including brady bonds. ADRs and Canadian issuers are excluded for purposes of this limitation.

The Portfolio may also invest in U.S dollar denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meets the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Portfolio’s volatility.

Health Sciences Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may engage in short sales against the box. The Portfolio may also invest up to 25% of its assets in foreign securities including brady bonds. ADRs and Canadian issuers are excluded for purposes of this limitation.

The Portfolio may also invest in U.S dollar denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meets the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and

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call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Portfolio’s volatility.

Technology Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may engage in short sales against the box. The Portfolio may also invest up to 25% of its assets in foreign securities including brady bonds. ADRs and Canadian issuers are excluded for purposes of this limitation.

The Portfolio may also invest in U.S dollar denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meets the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Portfolio’s volatility.

Telecommunications Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may enter into short sales against the box. The Portfolio may also invest without limit in foreign securities, including brady bonds.

The Portfolio may also invest in U.S dollar denominated certificates of deposit, time deposits and banker’s acceptances issued by U.S and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meets the Portfolio’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

In addition, the Portfolio may also invest up to 20% of its assets in debt securities, of which no more than 15% may be rated Ba or lower by Moody’s or BB or lower by S&P (although the Portfolio may not invest in debt securities rated lower than B or B– respectively), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. Investments in unrated securities may not exceed 25% of the Portfolio’s assets. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

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The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars. There’s always a risk that these investments could reduce returns or increase the Portfolio’s volatility.

Growth LT Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: warrants, however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. government securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Portfolio may also invest in small capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Portfolio may also invest up to 10% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also invest in money market funds, including those managed by Janus as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC.

The Portfolio is also permitted to invest in equity securities of foreign issuers if U.S. exchange listed. The Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. In addition, the Portfolio may purchase ADRs, EDRs, and GDRs, and other types of receipts evidencing ownership of the underlying foreign securities. The Portfolio may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies. In addition, the Portfolio may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in forward foreign currency contracts and foreign currency transactions.

Focused 30 Portfolio

The Portfolio is a “non-diversified” portfolio.

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Portfolio may also invest in money market funds, including those managed by Janus as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC. The Portfolio is also permitted to invest without limit in foreign securities, including ADRs, EDRs, and GDRs, and up to 35% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also engage in short sales against the box.

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In addition to the derivatives and other techniques described in the Prospectus, the Portfolio may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Portfolio may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Portfolio may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Mid-Cap Value Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: preferred stocks; securities convertible into or exchangeable for common stocks; forward foreign currency contracts; repurchase agreements; reverse repurchase agreements; ADRs; GDRs; firm commitment agreements; and when-issued securities; and up to 5% of its assets in rights. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio may purchase securities on margin and may invest a portion of its assets in investment grade debt securities, including: U.S. government securities; commercial paper; mortgage-related securities; variable and floating rate securities; other short-term bank obligations; and U.S. dollar-denominated corporate debt securities (including U.S. dollar-denominated debt securities of foreign issuers, certain foreign bank and government obligations, foreign government and international agencies).

The Portfolio may borrow for investment purposes (“leveraging”) to the extent permitted under the Investment Company Act of 1940 as amended (“1940 Act”), which permits an investment company to engage in borrowing, provided that it maintains continuous asset coverage of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio may also invest up to 15% of its assets, determined at the time of investment, in foreign equity or debt securities. The Portfolio may engage in short sales, and short sales against the box, if, at the time of investment, the total market value of all securities sold and held short would not exceed 25% of the Portfolio’s net assets.

The Portfolio may also purchase and write put and call options on securities, stock indexes and foreign currencies and may purchase cash-settled options on interest rate swaps and equity index swaps. The Portfolio may enter into interest rate, interest rate index, and currency exchange rate swap agreements and purchase and sell options thereon. In addition, the Portfolio may purchase or sell futures contracts on securities, stock indexes, and currency, and options thereon. The Portfolio may engage in foreign currency transactions: (1) to fix in U.S. dollars the value of a security the Portfolio has agreed to buy or sell between the trade and settlement dates; and (2) to hedge the U.S. dollar value of securities the Portfolio already owns. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also invest in equity REITs.

International Value Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest up to 5% of its assets, measured at the time of investment, in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also invest in: small capitalization stocks; nonconvertible fixed income securities

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denominated in foreign currencies; repurchase agreements; ADRs; EDRs; GDRs; or other securities convertible into equity securities of foreign issuers; variable and floating rate securities; U.S. government securities; bank obligations; firm commitment agreements; when-issued securities; and commercial paper denominated in foreign currencies. The Portfolio’s investments in convertible securities are not subject to the limitations described below or in the section “Bank Obligations.” The Portfolio may purchase securities on margin and may engage in short sales, and short sales against the box.

The Portfolio may also hold cash (in U.S. dollars or foreign currencies) or short-term securities denominated in such currencies to provide for redemptions; it is generally not expected that such reserve for redemptions will exceed 10% of the Portfolio’s assets. Securities which may be held for defensive purposes include nonconvertible preferred stock, debt securities, government securities issued by U.S. and foreign countries and money market securities.

The Portfolio may also invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than U.S. $1 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Portfolio Manager, are of an investment quality comparable to fixed income obligations in which the Portfolio may invest. The Portfolio may also purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. and may purchase and write put and call options on foreign currencies. The Portfolio may purchase and write put and call options on stock indexes and may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody’s or BBB or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix. The Portfolio may also engage in foreign currency transactions and forward foreign currency contracts.

Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher.

Capital Opportunities Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements and securities issued on a when-issued basis. The Portfolio may also invest in corporate debt securities; zero coupon bonds; deferred interest bonds; PIK bonds, although the Portfolio will not invest more than 15% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also invest up to 35% of its assets in foreign securities, including ADRs, EDRs, GDRs and brady bonds. The Portfolio may engage in short sales, and short sales against the box.

The Portfolio may engage in the purchase and writing of put and call options on foreign currencies, securities and stock indexes. The Portfolio may also engage in futures contracts on foreign currencies, securities, stock indexes, and may purchase and sell put and call options thereon. The Portfolio may also enter into forward contracts. In addition, the Portfolio will not invest more than 5% of its assets in unsecured obligations of issuers which, including predecessors, controlling persons, general partners and guarantors, have a record of less than three years’ continuous business operation or relevant business experience.

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The Portfolio may invest in, but is not currently anticipated to use corporate asset-backed securities, mortgage-related securities (including collateralized mortgage obligations, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities), municipal bonds, indexed securities, structured products, inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Portfolio may invest in, but is not currently anticipated to use reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

Global Growth Portfolio

The Portfolio is classified as a non-diversified portfolio.

Additionally, foreign securities exposure (including emerging markets) may be up to 100% of the Portfolio’s assets. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For more information concerning the risks associated with investing in foreign securities see “Foreign Securities.”

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; variable and floating rate securities; repurchase agreements; zero coupon bonds; deferred interest bonds; PIK bonds; and mortgage “dollar roll” transactions; and securities issued on a when-issued basis. The Portfolio may also invest in corporate debt securities (including foreign and domestic securities); in lower rated bonds (bonds rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P of equivalent quality as determined by the Manager). For more information on the risks of such securities see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also engage in short sales and short sales against the box.

The Portfolio may engage in the purchase and writing of put and call options on foreign currencies, securities and stock indexes. The Portfolio may also engage in futures contracts on foreign currencies; securities; stock indexes; and may purchase and sell put and call options thereon. The Portfolio may also enter into forward contracts.

The Portfolio may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including collateralized mortgage obligations, mortgage-backed securities, stripped mortgage-backed securities, and pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations; and dollar-denominated foreign debt securities. In addition, the Portfolio may invest in, but is not currently anticipated to use brady bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher.

Equity Index Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase and write options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also invest in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; firm commitment

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agreements; when-issued securities; and reverse repurchase agreements. The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. Temporary investments are not made for defensive purposes in the event of or in anticipation of a general decline in the market price of stocks in which the Portfolio invests.

The Portfolio may not invest in restricted securities (including privately placed securities).

The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

Small-Cap Index Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures and options thereon and options on stock indexes that are based on the Russell 2000 or other indexes of small capitalization companies. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may invest in foreign equity securities if U.S. exchange listed and if they are included in the Russell 2000 and may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in ADRs; repurchase agreements; rights; equity REITs; U.S. government securities, its agencies or instrumentalities; bank obligations; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; and securities that are convertible into common stock. The Portfolio may maintain a portion of its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000. These investments will not be made in anticipation of a general decline in the market prices of stocks in which the Portfolio invests.

The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

Multi-Strategy Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: equity securities of small, unseasoned companies; high yield bonds; equity-linked and index-linked securities; repurchase agreements; U.S. government securities; ADRs; bank obligations; variable and floating rate securities; zero coupon securities; firm commitment agreements; loan participation agreements and when-issued securities. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio’s equity securities may or may not pay dividends and may or may not carry voting rights. The Portfolio may invest in U.S. dollar-denominated corporate debt securities of domestic issuers and U.S. dollar-denominated debt securities of foreign issuers (including foreign government and international agencies). The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or

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if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” Fixed income securities in which the Portfolio may invest include debentures, asset-backed securities, mortgage-related securities (including privately issued mortgage-related securities and mortgage dollar rolls) convertible securities and money market instruments.

The Portfolio may use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Portfolio’s investment goal. Derivatives could increase a Portfolio’s volatility and reduce returns.

Main Street Core Portfolio (formerly called Large-Cap Core Portfolio)

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in ADRs and foreign securities. To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Portfolio may invest in: money market instruments, including U.S. government securities, short-term bank obligations rated in the highest two rating categories by Moody’s or S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager; certificates of deposit; time deposits; loans or credit agreements; banker’s acceptances; short-term debt obligations of savings and loan institutions; and commercial paper and corporate obligations, including variable and floating rate securities that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody’s or S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager.

The Portfolio may also invest in high yield and convertible bonds; repurchase agreements; equity-linked and index-linked securities; rights; firm commitment agreements; and when-issued securities; and other fixed income securities including, but not limited to high yield/high risk debt securities. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies. The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

In addition to the derivatives described in the Prospectus, the Portfolio may also purchase and write put and call options on securities and stock indexes and may purchase or sell stock index futures contracts and options thereon. The Portfolio will only enter into futures contracts and futures options that are standardized and traded on a U.S. exchange, board of trade, or similar entity.

Emerging Markets Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities; high quality debt securities; money market obligations; and in cash to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The Portfolio may also invest in: nonconvertible fixed income securities denominated in foreign currencies; small capitalization stocks; equity index swap agreements; equity-linked securities. ADRs; GDRs, EDRs, or other securities convertible into equity securities of U.S. or foreign issuers; variable and floating rate securities; warrants and rights; preferred stock; repurchase agreements; reverse repurchase agreements; firm commitment agreements; and when-issued securities. The Portfolio is also permitted to invest in other investment companies

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securities, including OPALS. The debt securities (including commercial paper, foreign government and international agencies) and money market obligations in which the Portfolio invest may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies. The Portfolio may invest in corporate debt securities rated Baa or lower by Moody’s or BBB or lower by S&P (although it may not invest in securities rated C or lower), or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

The Portfolio may use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Portfolio’s investment goal. Derivatives could increase a Portfolio’s volatility and reduce returns.

Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher.

Inflation Managed Portfolio

In addition to its investments in inflation-indexed bonds and fixed income securities, as described in the Prospectus, the Portfolio may invest in the following: corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) rated B or better by Moody’s or B or better by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager, although the Portfolio will not invest more than 10% of its assets in securities rated Baa to B by Moody’s or BBB to B by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix. The Portfolio may also invest in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed bonds; asset-backed securities; repurchase agreements and reverse repurchase agreements; commercial paper; bank obligations; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; ADRs; brady bonds; and in cash or high quality money market instruments. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. The Portfolio may invest up to 5% of its net assets in event-linked bonds.

The Portfolio may also: purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; enter into interest rate, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon; engage in forward currency contracts, foreign currency transactions, options on foreign currencies, and foreign currency futures and options thereon; and purchase and sell interest rate futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may engage in short sales and short sales against the box. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. In addition, the Portfolio may invest up to 20% of its assets in foreign investments denominated in foreign currencies. This limit does not apply to dollar-denominated foreign securities including ADRs.

Managed Bond Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; mortgage-related securities; asset-backed securities; variable and floating rate debt securities; bank obligations; commercial

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paper; convertible securities; firm commitment agreements; when-issued securities; ADRs; brady bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) government agencies; and repurchase and reverse repurchase agreements. The Portfolio may invest in U.S. dollar-denominated debt securities of foreign issuers and up to 20% of its assets in foreign investments denominated in foreign currencies. The Portfolio may invest up to 5% of its net assets in event-linked bonds.

The Portfolio may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody’s or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The Portfolio, except as provided above, may invest only in securities rated Baa or better by Moody’s or BBB or better by S&P or, if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Portfolio will be A or higher as rated by Moody’s and S&P. In the event that a security owned by the Portfolio is downgraded to below a B rating, the Portfolio may nonetheless retain the security. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.”

In pursuing its investment objective, the Portfolio may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may engage in short sales and short sales against the box.

Furthermore, the Portfolio may engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Small-Cap Value Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: preferred stock; convertible securities; U.S. government securities; ADRs; bank obligations; variable and floating rate securities; when issued or delayed delivery securities; loan participations; warrants; and commercial paper. The Portfolio may also invest in corporate debt securities (including U.S. dollar or foreign currency denominated corporate debt of domestic or foreign issuers); mortgage-related securities; asset-backed securities; money market instruments; and up to 20% of its assets in short-term debt obligations. The Portfolio may also invest in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales against the box.

The Portfolio may also purchase and write (covered) put and call options on securities; stock indexes; foreign currency; futures contracts and other financial instruments provided that the premiums paid on all options do not exceed 5% of its total assets.

Money Market Portfolio

The Portfolio invests at least 95% of its assets, measured at the time of investment, in a diversified portfolio of money market securities that are in the highest rating category for short-term instruments. The Portfolio may invest only in U.S. dollar denominated securities that present minimal credit risk. The Adviser shall determine

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whether a security presents minimal credit risk under procedures adopted by the Fund’s Board of Trustees that conform to SEC rules for money market funds. In addition, the Portfolio is subject to diversification standards applicable to money market funds under SEC rules.

A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Prime-1 by Moody’s, A-1 by S&P) by (i) any two nationally recognized statistical rating organizations (“NRSROs”) or, (ii) if rated by only one NRSRO, by that NRSRO; or (2) (i) if the security is unrated, or (ii) if the issuer’s other securities have a long-term rating from any NRSRO within the three highest rating categories (i.e. Aaa, Aa or A by Moody’s, or AAA, AA or A by S&P), and in either case the security to be purchased is considered to be of equivalent quality as determined by the Manager to a security in the highest rating category; or (3) a U.S. government security. The Portfolio may not invest more than 5% of its assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. government securities and repurchase agreements thereon and securities subject to certain guarantees. This limitation is subject to a temporary exception for up to 25% of the Portfolio’s assets. For more information on diversification, see “Diversification Versus Non-Diversification.”

With respect to 5% of its assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Prime-2 by Moody’s or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The Portfolio may not invest more than the greater of 1% of its assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category.

The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Portfolio must generally, with respect to 75% of its assets, invest no more than 10% of its assets in securities issued by or subject to guarantees or demand features from the same entity.

In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. The Portfolio’s investments are limited to securities that mature within 13 months or less from the date of purchase (except that securities held subject to repurchase agreements having terms of 13 months or less from the date of delivery may mature in excess of 13 months from such date).

In addition to the securities and investment techniques described in the Prospectus, the Portfolio may also invest in: firm commitment agreements; when-issued securities; short-term corporate debt securities (including U.S. dollar denominated debt securities of foreign issuers and obligations of government and international agencies); mortgage-related securities; asset-backed securities; commercial paper; bank obligations; variable and floating rate securities; savings and loan obligations; and repurchase agreements involving these securities. The Portfolio may also invest in restricted securities and up to 10% of its net assets in illiquid securities.

The Portfolio may not engage in futures contracts and options on futures contracts or purchase, write, or sell options on Securities.

High Yield Bond Portfolio

The Portfolio invests primarily in fixed-income securities (including corporate debt securities) rated Baa or lower by Moody’s, or BBB or lower by S&P, or, if not rated by Moody’s or S&P, of equivalent quality as

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determined by the manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities (including securities of U.S. agencies and instrumentalities); bank obligations; commercial paper; mortgage-related securities; asset-backed securities; variable and floating rate debt securities; firm commitment agreements; when-issued securities; convertible securities; ADRs; rights; repurchase agreements; reverse repurchase agreements; U.S. dollar-denominated debt securities of foreign issuers, foreign government and international agencies and foreign branches of U.S. banks; dividend-paying common stocks (including up to 10% of the market value of the Portfolio’s assets in warrants to purchase common stocks) that are considered by Pacific Life to be consistent with the investment objective of current income; and higher quality corporate bonds. The Portfolio may also invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities.

In seeking higher income or a reduction in principal volatility, the Portfolio may purchase and sell put and call options on securities; purchase or sell interest rate futures contracts and options thereon, enter into interest rate, interest rate index, currency exchange rate swap agreements, and invest up to 5% of its assets in spread transactions, which give the Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or yield spread in relationship to another security or index which is used as a benchmark. The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity.

Equity Income Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in commercial paper; bank obligations; repurchase agreements; or other short-term debt obligations; fixed income securities, such as inverse floating obligations, premium securities, interest-only or principal-only classes of mortgage-backed securities; zero coupon and PIK bonds; loan participations; floating rate and variable rate demand notes; mortgage-backed and asset-backed securities, such as CMOs; hybrid instruments; swap agreements; structured investments; securities of other investment companies; municipal securities; stand-by commitments; municipal leases; warrants and rights; convertible securities; and private placement and restricted securities. The Portfolio is also permitted to invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including emerging markets investments. ADRs are excluded for purposes of this limitation. The Portfolio may also invest up to 20% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales and short sales against the box.

In addition to the derivatives activities described in the Prospectus, the Portfolio may purchase securities on margin and may purchase and sell futures contracts on securities, interest rates, indices, and foreign currencies, and options thereon. The Portfolio may engage without limit in foreign currency exchange transactions, such as foreign currency options, foreign currency forward contracts, and foreign currency futures contracts. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign exchanges and over-the-counter. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Research Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: commercial paper; bank obligations; repurchase agreements; or other short-term debt obligations; fixed income securities, such as inverse floating obligations, premium securities, interest-only or principal-only classes of mortgage-backed securities; zero coupon and PIK bonds; loan participations; floating rate and variable rate demand notes; mortgage-backed and asset-backed securities, such as CMOs; hybrid instruments; swap

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agreements; structured investments; securities of other investment companies; municipal securities; stand-by commitments: municipal leases; warrants and rights; convertible securities; and private placement and restricted securities. The Portfolio is also permitted to invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including emerging markets investments. ADRs are excluded for purposes of this limitation. The Portfolio may engage in short sales and short sales against the box.

In addition to the derivatives activities described in the Prospectus, the Portfolio may purchase securities on margin and may purchase and sell futures contracts on securities, interest rates, indices, and foreign currencies, and options thereon. The Portfolio may engage without limit in foreign currency exchange transactions, such as foreign currency options, foreign currency forward contracts, and foreign currency futures contracts. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign exchanges and over-the-counter. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Equity Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities; small capitalization stocks; corporate bonds; convertible securities, money market instruments; precious metals-related securities; mortgage-related and asset-backed securities; and securities of foreign issuers traded in the U.S. securities markets and outside the U.S. (including commercial paper), provided that the Portfolio may not acquire a security of a foreign issuer principally traded outside the U.S. if, at the time of such investment, more than 20% of the Portfolio’s assets would be invested in such foreign securities. ADRs are excluded for purposes of this limitation. The Portfolio may invest in warrants; however, not more than 5% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and rights; bank obligations; variable and floating rate securities; firm commitment agreements; and when-issued securities. In addition, the Portfolio may invest in commercial paper (1) rated at the time of purchase Prime-1 by Moody’s or A-1 by S&P or (2) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody’s or AA or better by S&P. The Portfolio may also engage in short sales against the box, as long as no more than 15% of the Portfolio’s net assets would be subject to such short sales at any time.

The Portfolio may also purchase and write put and call options on securities and stock indices and enter into stock index futures contracts and options thereon and swap transactions. The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also purchase SPDRs. See “Investment in other Investment Company Securities” for more information.

The Portfolio may not engage in Loan Participations.

Aggressive Equity Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest a portion of its assets in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements and reverse repurchase agreements; small capitalization stocks; ADRs; U.S. government securities, its agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; variable and floating rate securities; firm commitment agreements; warrants and rights; when-issued securities; and securities of foreign issuers traded in the U.S. securities markets and outside the U.S. (including commercial paper), provided that the Portfolio may not acquire a security of a foreign issuer principally traded outside the U.S. if, at the time of such investment, more than 20% of the Portfolio’s assets would be invested in such foreign securities. ADRs are excluded for purposes of this limitation.

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The Portfolio may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies rated Baa by Moody’s or BBB by S&P, or, it not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see “Description of Bond Ratings” in the Appendix.

Bank obligations of foreign banks (including U.S. branches of foreign banks) in which the Portfolio may invest must, at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets be among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the U.S.; and (iv) in the opinion of the Portfolio Manager, be of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest.

In pursuing its investment objectives, the Portfolio may purchase put and call options on securities and securities indexes and may write covered call and secured put options. The Portfolio may also purchase and sell stock index futures contracts and options thereon. The Portfolio may buy or sell foreign currencies on a spot (cash) basis and enter into forward foreign currency contracts or purchase and write options on foreign currencies or foreign currency futures contracts and purchase and write options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in short sales against the box, as long as no more than 15% of the Portfolio’s net assets would be subject to such short sales at any time.

Large-Cap Value Portfolio

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: short-term fixed income securities, such as repurchase agreements, commercial paper, U.S. government securities, including securities of agencies or instrumentalities of the U.S. government, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Portfolio is also permitted to invest in: mortgage-related securities; small-capitalization stocks; equity REITS; ADRs; variable and floating rate securities; firm commitment agreements; when-issued securities; and up to 20% of its net assets, measured at the time of investment, in foreign companies (including U.S. dollar-denominated corporate debt securities of foreign issuers, certain foreign bank obligations, government obligations, foreign government and international agencies). The Portfolio may invest without limit in high yield convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield non-convertible debt securities. The Portfolio may also invest up to 5% of its assets (no limit on below investment grade convertible securities) in debt securities rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may engage in short sales against the box.

The Portfolio may purchase and write put and call options on securities and securities indexes and enter into or engage in the following: stock, index and currency futures contracts (including foreign currency) and purchase and write options thereon; forward currency contracts; foreign currency transactions; currency swaps; and purchase and write options on currencies. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S.

Comstock Portfolio (formerly called Strategic Value Portfolio)

The Portfolio is a “non-diversified” portfolio.

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations;

pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests;

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municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, payment-in-kind (PIK) and step coupon bonds; and securities of other investment companies. The Portfolio is also permitted to invest up to 25% of its assets in foreign securities, including ADRs, EDRs, and GDRs, and up to 35% of its assets in bonds rated lower than Baa by Moody’s or BBB by S&P, or if not rated by Moody’s or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also engage in short sales against the box.

In addition, the Portfolio may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Portfolio may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Portfolio may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Real Estate Portfolio

The Portfolio is a “non-diversified” portfolio.

For purposes of the Portfolio’s investment policies, a company is principally engaged in the real estate industry if: (1) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (2) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate.

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and up to 10% of its assets in foreign securities (which may include EDRs and GDRs) including: U.S. dollar-denominated corporate debt securities, certain foreign bank obligations, and foreign government and international agencies. The Portfolio may buy and sell put and call options on securities and may purchase and sell futures contracts on interest rates and options thereon. The Portfolio may also invest in the following: ADRs; bank obligations; U.S. government securities; convertible securities; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; preferred stock; repurchase agreements; currency exchange rate swap agreements; interest rate derivative products, such as swaps (including interest rate index swaps), caps, collars and floors; and structured notes.

Mid-Cap Growth Portfolio

The Portfolio is classified as a non-diversified portfolio.

In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; mortgage “dollar roll” transactions; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; PIK bonds, although the Portfolio will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody’s or BB or lower by S&P, or if not rated by Moody’s or S&P of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities see “Description of Bond Ratings” in the Appendix and the discussion under “High Yield Bonds.” The Portfolio may also invest up to 25% of its assets in foreign securities, including ADRs, EDRs, and GDRs. The Portfolio may engage in short sales, and short sales against the box.

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The Portfolio may engage in the purchase and writing of put and call options on foreign currencies; securities and stock indexes. The Portfolio may also engage in futures contracts on foreign currencies; securities; and stock indexes, and may purchase and sell put and call options thereon. The Portfolio may also enter into forward contracts. In addition, the Portfolio will not invest more than 5% of its assets in unsecured debt obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years’ continuous business operation or relevant business experience.

The Portfolio may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including CMOs, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Portfolio may not invest in Brady bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

Diversification Versus Non-Diversification

Each Portfolio other than the Focused 30 Portfolio, Global Growth Portfolio, Comstock Portfolio, Real Estate Portfolio, and Mid-Cap Growth Portfolio is diversified, so that with respect to 75% of each such Portfolio’s assets, it may not invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. government securities. With respect to 100% of its assets, the Money Market Portfolio may not invest more than 5% of its assets in the securities of any one issuer, with the exception of U.S. government securities and securities subject to certain guarantees. In addition, the Money Market Portfolio may invest up to 25% of its assets in the top-rated securities of a single issuer for a period of up to three business days after acquisition of the security. Each Portfolio reserves the right to become a diversified Portfolio by limiting the investments in which more than 5% of the Portfolio’s assets are invested.

The Focused 30 Portfolio, Global Growth Portfolio, Comstock Portfolio, Real Estate Portfolio and Mid-Cap Growth Portfolio are “non-diversified,” which means that the proportion of a Portfolio’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (“1940 Act”). However, there are certain Federal tax diversification requirements (For more information see Taxation section below). Because non-diversified Portfolios may invest in a smaller number of companies than a diversified fund, an investment in these Portfolios may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund. Being classified as a non-diversified fund does not prevent a Portfolio Manager from managing as though it were a diversified fund.

SECURITIES AND INVESTMENT TECHNIQUES

Unless otherwise stated in the Prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective or Managers may simply elect not to engage in hedging and have a Portfolio assume full risk of the investments. Investors should not assume that any Portfolio will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

U.S. Government Securities

All Portfolios may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and

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dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example,

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due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) pool investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Although a Portfolio is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Portfolio, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Mortgage-Related Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment policies, a portfolio may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other

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types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Fund’s policies concerning diversification and concentration, see “Concentration Policy”.

Mortgage Pass-Through Securities.  These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or “GNMAs”); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

GNMA Certificates.  GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages

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may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations.  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Collateralized Mortgage Obligations (CMOs).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

FHLMC Collateralized Mortgage Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional

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mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Manager determines that the securities meet a Portfolio’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Portfolio’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on

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the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Inverse Floaters and Planned Amortization Class Certificates (“PAC”).  Planned amortization class certificates are parallel-pay real estate mortgage investment conduit (“REMIC”) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Portfolio’s limitations on investment in illiquid securities.

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Mortgage Dollar Rolls.  Mortgage “dollar rolls” are contracts in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio. A Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

Linked Securities

Linked securities are fixed income securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Among the types of linked securities in which a Portfolio can invest in include:

Equity-Linked and Index-Linked Securities.    Equity-linked and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Portfolio invests in an equity-linked or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see “Foreign Securities.” In addition, a Portfolio bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts”, “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements”, and “Warrants and Rights.”

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Currency-Indexed Securities.    Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Event-Linked Bonds

Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid and Restricted Securities” for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds

Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

A Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986 and the regulations thereunder. A Portfolio may obtain such cash from selling other portfolio holdings which may cause a Portfolio to incur capital gains or losses on the sale.

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High Yield Bonds

High Yield Bonds are high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody’s or S&P, of equivalent quality (“high yield bonds” are commonly referred to as “junk bonds”) as determined by the manager.

In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain brady bonds may be considered high yield bonds. For more information on brady bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio may incur additional expenses to seek recovery.

A Portfolio may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

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Participation on Creditors Committees

A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make a Portfolio an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Portfolio’s rights as a creditor or to protect the value of securities held by a Portfolio.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, and loans or credit agreements. Each Portfolio may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the Money Market Portfolio) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

A Portfolio may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See “Delayed Funding Loans and Revolving Credit Facilities”, “Loan Participations” and “Variable and Floating Rate Securities” below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

Unless otherwise noted, a Portfolio will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation (“FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations;

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(iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Unless otherwise noted, a Portfolio may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund (“SAIF”); (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.

A Portfolio will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its net assets (10% for the Money Market Portfolio) would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Delayed Funding Loans and Revolving Credit Facilities

A Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate liquid assets.

A Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Portfolio.

Loan Participations

Participations in commercial loans may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interest in which a Portfolio intends to invest may not be rated by any nationally recognized rating service.

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A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank’s general creditors, a Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

A Portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

Some Portfolios limit the amount of assets that will be invested in any one issuer or in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in a Portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets by a Portfolio.

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Investment in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

Municipal Securities

Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

When a Portfolio purchases municipal securities, the Portfolio may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal over-the-counter transactions, there is counter-party risk of default which could result in a loss to the Portfolio.

Small Capitalization Stocks

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Portfolio of securities to meet redemptions, or otherwise, may require the Portfolio to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

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Corporate Debt Securities

The debt securities in which any Portfolio may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Portfolio, or, if not so rated, are, in the Manager’s opinion, comparable in quality to corporate debt securities in which a Portfolio may invest.

The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Tender Option Bonds.    Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (“floater”) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Portfolios with a certain degree of protection against rises in interest rates, Portfolios investing in floaters will participate in any declines in interest rates as well.

The interest rate on a leveraged inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s limitations on investments in such securities.

A super floating rate collateralized mortgage obligation (“super floater”) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Commercial Paper

Each Portfolio, other than the Money Market Portfolio, may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations. With respect to the Money Market Portfolio, commercial paper should be: (1) rated at the date of investment Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P or (2) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody’s or AA or better by S&P or (3) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding.

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The Money Market Portfolio may invest in commercial paper that meets the standards for money market securities that the Portfolio may acquire as described in the Prospectus and in the discussion of the investment objective and policies of that Portfolio above.

Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P; a Portfolio, other than the Money Market Portfolio, may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. With respect to the Money Market Portfolio, determination of eligibility for the Portfolio will be in accordance with the standards described in the discussion of the Portfolio in the Prospectus and in “Additional Investment Policies of the Portfolios” above. Master demand notes are considered by the Money Market Portfolio to have a maturity of one day unless the Adviser or Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody’s and S&P ratings applicable to commercial paper.

Convertible Securities

Convertible securities are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Portfolio, the Adviser or Manager gives substantial

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consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income (“fixed-income component”) and the right to acquire equity securities (“convertibility component”). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Repurchase Agreements

Repurchase agreements entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Portfolio acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

If the party agreeing to repurchase should default and if the value of the securities held by a Portfolio should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA, or A by S&P) or, if not rated by Moody’s or S&P, are of equivalent investment quality as determined by the Adviser or Manager, except that the Money Market Portfolio will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for the Portfolio as described in the Prospectus and in the discussion of that Portfolio’s investment objective and policies above.

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Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Portfolio (10% for the Money Market Portfolio). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

Borrowing

Each Portfolio may borrow up to certain limits. A Portfolio may not borrow if, as a result of such borrowing, the total amount of all money borrowed by the Portfolio exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements and the purchase of securities on margin will be included as borrowing subject to the borrowing limitations described above. Each Portfolio may use short-term credit as necessary for the clearance of purchase and sales of securities.

Reverse Repurchase Agreements and Other Borrowings

Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by the Portfolio, with an agreement by that Portfolio to repurchase the security at a stated price, date and interest payment.

A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued or Delayed Delivery Securities

Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a “when-issued” or “delayed

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delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the Adviser or Manager to a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Except for the Mid-Cap Value Portfolio, a Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price—and all the rights and risks of ownership of the securities—accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will segregate assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities.

Loans of Portfolio Securities

For the purpose of realizing additional income, each Portfolio may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) the Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its portfolio securities, the Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. The Fund has authorized State Street Bank & Trust Company (the “Lending Agent”) to engage in securities lending. In determining whether to lend securities, the Lending Agent considers all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities. The Portfolio may recall securities if the Manager wishes to vote on matters put before shareholders.

Short Sales

A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, the Portfolio may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

When the Portfolio makes a short sale, the Portfolio must arrange through a broker to borrow the security to deliver to the buyer; and, in so doing, the Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio must also pay any dividends or interest payable on the security until the Portfolio replaces the security.

The Portfolio’s obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash, U.S. government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Portfolio will be required to maintain cash or liquid securities, marked-to-market daily, in segregation in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.

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Short Sales Against the Box

A short sale is “against the box” when a Portfolio enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. The Portfolio’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (Private Placements)

Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Illiquid securities are considered to include among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

A Portfolio will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of the Portfolio’s net assets, and in the case of the Money Market Portfolio, 10% of the value of its Portfolio net assets. The privately placed securities in which these Portfolios may invest are called restricted securities because there are restrictions or conditions attached to their resale.

Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Manager will consider whether steps should be taken to assure liquidity.

Certain restricted securities may be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities. A Portfolio may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Fund’s Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of the Portfolio’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Precious Metals-Related Securities

Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in

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inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs, EDRs and GDRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The dividends and interest payable on certain of the Portfolio’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

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Each of the emerging countries, including Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Portfolios may invest and adversely affect the value of the Portfolios’ assets. A Portfolio’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Investment opportunities within former “east bloc” countries in Eastern Europe may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See “Custodian and Transfer Agency and Dividend Disbursing Services” for more information concerning the Fund’s custodian and foreign sub- custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Portfolio, will not occur, and shareholders bear the risk of losses arising from these or other events.

Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

Included among the emerging market debt obligations in which a Portfolio may invest are “brady bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady bonds are not considered U.S. government securities and are considered speculative. Brady bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the over-the-counter secondary market.

Brady bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing brady bonds. There can be no assurance that brady bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, the Portfolios have authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. When entering into such contracts, a Portfolio assumes the credit risk of the counterparty.

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Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or portfolio positions. A Portfolio may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of a Portfolio, or the payment of dividends and distributions by a Portfolio. Position hedging is the sale of forward foreign currency contracts with respect to portfolio security positions denominated in or exposed to a foreign currency. In connection with either of these types of hedging, a Portfolio may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which portfolio securities are or are expected to be denominated. Proxy hedging is often used when a currency in which portfolio securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. In addition to the above, a portfolio may also cross-hedge between two non-U.S. currencies, which involves moving a security from one currency into a second currency that is not the currency that account performance is based upon.

Except with respect to the Managed Bond and Inflation Managed Portfolios, a Portfolio may enter into forward foreign currency contracts under the following circumstances: First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the Manager of a Portfolio believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Portfolio’s securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Portfolio (except the Managed Bond or Inflation Managed Portfolio) enter into forward contracts or maintain a net exposure to such contracts, where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of that Portfolio’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. In addition, in no event will a Portfolio enter into forward contracts under this second circumstance, if, as a result, the Portfolio will have more than 25% of the value of its total assets committed to the consummation of such contracts.

The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of the Portfolio’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio’s commitments with respect to such contracts.

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When a Manager of a Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio’s holdings denominated in or exposed to such foreign currency. At or before the maturity of the forward contract to sell, the Portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Portfolio is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Portfolio Manager. It also should be realized that this method of protecting the value of a Portfolio’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

Although a Portfolio values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options

Purchasing and Writing Options on Securities.  A Portfolio may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise

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price or to pay the exercise price upon delivery of the underlying security. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Portfolio will enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio will continue to receive interest income on such security.

A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may also allow options to expire unexercised.

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

A Portfolio may write call options and put options only if they are “covered” or “secured.” In the case of a call option on a security, the option is “covered” if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated) upon conversion or exchange of other securities held by the Portfolio, or, if the Portfolio has a call on the same security if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in segregated cash, U.S. government securities or liquid securities marked-to-market daily. A put is secured if the Portfolio maintains cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the exercise price on a segregated basis, sells short the security underlying the put option at an equal or greater exercise price, or holds a put on the same underlying security at an equal or greater exercise price.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

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The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Portfolio may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet the Portfolio’s immediate obligations. A Portfolio may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

Purchasing and Writing Options on Stock Indexes.  A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash—not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index “multiplier.” A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (“OCC”).

Gains or losses on the Portfolios’ transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio of the Fund. A Portfolio may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Portfolio may also allow options to expire unexercised.

Risks of Options Transactions.  There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

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There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

Spread Transactions.  Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Portfolio in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Portfolio to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Portfolio’s objectives and to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Fund’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options”, “Options on Foreign Currencies”, “Futures Contracts and Options on Futures Contracts”, and “Swap Agreements and Options on Swap Agreements” sections.

Yield Curve Options

A Portfolio may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other type of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

A Portfolio may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Portfolio may purchase a call option on the yield spread between two securities if the Portfolio owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Portfolio may also purchase or write yield curve

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options in an effort to increase current income if, in the judgment of the Manager, the Portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated.

Yield curve options written by a Portfolio will be “covered.” A call or put option is covered if the Portfolio holds another call or put option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Portfolio’s net liability under the two options. Therefore, a Portfolio’s liability for such a covered option is generally limited to the difference between the amount of the Portfolio’s liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Options on Foreign Currencies

Portfolios may purchase and sell options on foreign currencies for hedging purposes and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Portfolio could sustain losses on transactions in foreign currency options that would require the Portfolio to forgo a portion or all of the benefits of advantageous changes in those rates.

A Portfolio may write options on foreign currencies for hedging purposes and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

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A Portfolio may write covered call and put options on foreign currencies. A call option written on a foreign currency by the Portfolio is “covered” if the Portfolio (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its portfolio; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. government securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Portfolio is “covered” if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) sells short the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

A Portfolio also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by segregating cash, U.S. government Securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investments in Other Investment Company Securities

Under the 1940 Act, a Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, and unit investment trusts (“UITs”). In some instances, a Portfolio may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Portfolio invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Portfolio would bear, along with other

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shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Portfolio pays in connection with its own operations.

Among the types of investment companies in which a Portfolio may invest are Portfolio Depositary Receipts (“PDRs”) and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as “Exchange Traded Funds” or “ETFs”). PDRs represent interests in a UIT holding a portfolio of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities portfolio, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying portfolio of securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of specified foreign or domestic equity index (“Index Fund”). ETFs include, among others, Standard & Poor’s Depository Receipts (“SPDRs”), Optimized Portfolios as Listed Securities (“OPALS”), Dow Jones Industrial Average Instruments (“Diamond”), Nasdaq 100 tracking shares (“QQQ”) and I-Shares.

SPDRs.    SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs’ UIT, the holders will receive the value of the underlying basket of stocks.

OPALS.    OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS’ UIT, the holders will receive the physical securities comprising the underlying baskets.

I-Shares™.    I-Shares track the performance of specified equity market indexes, including the S&P 500. I-Shares are listed on the American Stock Exchange and the Chicago Board Option Exchange. Holders of I-Shares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses. I-Shares are Index Fund Shares.

Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as “Creation Units”, are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Portfolio may not be able to recover the current value of its investment.

Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities.

Futures Contracts and Options on Futures Contracts

There are several risks associated with the use of futures and futures options. While a Portfolio hedging transactions may protect the Portfolio against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in

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the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and/or the hedging vehicle, so that the Portfolio’s return might have been better had hedging not been attempted.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

Futures on Securities.  A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

If a Portfolio buys a futures contract to gain exposure to securities, the Portfolio is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

Interest Rate Futures.  An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures.  A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant

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to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

A Portfolio may purchase and sell stock index futures contracts to hedge its securities portfolio. A Portfolio may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of the Portfolio’s portfolio securities or an increase in the price of securities that the Portfolio intends to acquire. For example, a Portfolio may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Portfolio intends to sell. Similarly, to protect against a market advance when the Portfolio is not fully invested in the securities market, the Portfolio may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Portfolio intends to purchase.

Futures Options.  Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

A Portfolio may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet the Portfolio’s immediate obligations. A Portfolio may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is “in the money.”

If a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.”

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Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

Limitations.  The Fund will comply with certain regulations of the Commodity Futures Trading Commission (“CFTC”) under which an investment company may engage in futures transactions and qualify for an exclusion from being a “commodity pool.” Under these regulations and pursuant to a CFTC temporary no-action position, a Portfolio may only enter into a futures contract or purchase an option thereon (1) for bona fide hedging purposes and (2) for other purposes if, immediately thereafter, either (a) the aggregate initial margin and premiums required to establish non-hedging positions does not exceed 5% of the liquidation value of the Portfolio, after taking into account unrealized profits and unrealized losses on any such positions and exclusive, in the case of an option that is in-the-money at the time of purchase, of the in-the-money amount, or (b) the aggregate net notional value of the non-hedging positions does not exceed the liquidation value of the Portfolio, after taking into account unrealized profits and unrealized losses on any such positions. Pending CFTC rule amendments may eliminate the limitations set forth above, in which case the Portfolios will no longer be subject to such limitations.

When purchasing a futures contract, a Portfolio must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will “cover” its position by holding a put option permitting the Portfolio to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, the Portfolio similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will “cover” its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting the Portfolio to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by the Portfolio. When selling a futures contract or selling a put option on a futures contract, the Portfolio is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to “cover” its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting the Portfolio to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by the Portfolio.

A Portfolio may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative

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volatility of the relationship between the Portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

The Fund reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use such investment techniques, provided that the Board of Trustees determines that their use is consistent with the Portfolio’s investment objective.

Risks Associated with Futures and Futures Options.  There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the portfolio securities might decline. If a Portfolio had hedged its portfolio against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities. If a hedging transaction is not successful, the Portfolio might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective

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measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Portfolio could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

Foreign Currency Futures are contracts for the purchase or sale for future delivery of foreign currencies (“foreign currency futures”) which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (“proxy”) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio’s securities or adversely affect the prices of securities that the Portfolio has purchased or intends to purchase at a later date and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Portfolio Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

A Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregated cash, U.S. government securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Portfolio. Swap agreements may include: (1) “currency exchange rate”, which involve the exchange by a Portfolio with another party of their respective rights to make or receive payments is specified currencies; (2) “interest rate”, which involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest; (3) “interest rate index”, which involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a national principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) “credit default”, which involve an agreement of a Portfolio to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

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Generally, the swap agreement transactions in which a Portfolio will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the Commodity Futures Trading Commission.

For purposes of applying a Portfolio’s investment policies and restrictions swap agreements are generally valued at market value. However, in the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio will value the swap at its notional amount.

Risks of Swap Agreements.  Whether a Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on a Portfolio Manager’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Portfolio may bear the risk of such position until its maturity. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Portfolio’s repurchase agreement guidelines unless otherwise specified in the investment policies of the Portfolio). Certain tax considerations may limit a Portfolio’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See the section “Taxation” for more information.

Hybrid Instruments

A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Portfolio to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Portfolio.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Accordingly, no Portfolio will invest more than 5% of its assets in hybrid instruments.

Structured Notes

The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”)

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or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Portfolio’s investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Warrants and Rights

Warrants or rights may be acquired as part of a unit or attached to securities at the time of purchase without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise.

Duration

Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Portfolio Manager in fixed income security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

Most notes and bonds have provided interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the average life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

Although frequently used, the “term of maturity” of a bond is not a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and

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disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Portfolio Manager to a Portfolio will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the portfolio duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

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INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

Each Portfolio’s investment goal as set forth under “About the Portfolios,” in the Prospectus, and the investment restrictions as set forth below, are fundamental policies of each Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, a Portfolio may not:

(i) except for the Financial Services Portfolio, Health Sciences Portfolio, Technology Portfolio, Telecommunications Portfolio and Real Estate Portfolio invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction does not apply to the Real Estate Portfolio, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate. It also doesn’t apply to the other Portfolios listed above which normally invest more than 25% of their total assets in their particular sectors.

(ii) with respect to 75% of its total assets (except in the case of the Focused 30 Portfolio, Global Growth Portfolio, Money Market Portfolio, Comstock Portfolio, and the Mid-Cap Growth Portfolio, and Real Estate Portfolio with respect to 50% of its assets), invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Money Market Portfolio is subject to the diversification requirements imposed on Money Market Portfolios under the 1940 Act.

(iii) invest in a security if, as a result of investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (for Short Duration Bond, Equity Income, Research and Small-Cap Value Portfolios, this restriction applies with respect to 75% of each Portfolio’s total assets);

(iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

(v) borrow money or pledge, mortgage or hypothecate its assets, except that a Portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a “when-issued” or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Portfolio’s assets);

(vi) lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers’ acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law; and

(vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

With respect to the Blue Chip, Aggressive Growth, Short Duration Bond, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Global Growth, Small-Cap Value, Equity Income, Research, and Mid-Cap Growth Portfolios, the fundamental investment restrictions set forth above may be modified so as to provide those Portfolios with the ability to operate under new rules, guidelines and

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interpretations under the 1940 Act or under exemptive relief from the SEC without receiving prior shareholder approval of the change.

Nonfundamental Investment Restrictions

Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

(i) invest for the purpose of exercising control or management;

(ii) sell property or securities short, except the Mid-Cap Value, International Value, Capital Opportunities, Global Growth, Inflation Managed, Managed Bond, Equity Income, Research, and Mid-Cap Growth Portfolios; or sell short against the box, except the Blue Chip, Aggressive Growth, Short Duration Bond, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Global Growth, Inflation Managed, Managed Bond, Small-Cap Value, Equity Income, Research, Equity, Aggressive Equity, Large-Cap Value, Comstock, and Mid-Cap Growth, Portfolios;

(iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of the Portfolio would be invested in such warrants, except for the Blue Chip, Aggressive Growth, Diversified Research, International Large-Cap, I-Net Tollkeeper, Equity Income, Research, Comstock, and Mid-Cap Growth Portfolios;

(iv) except the I-Net Tollkeeper, Growth LT, Mid-Cap Value, International Value, Equity Income, or Research Portfolios, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

(v) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities, and with respect to the Money Market Portfolio, more than 10% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities; and

(vi) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in the SAI, (a) each Portfolio other than the Small-Cap Equity and Money Market Portfolios may engage in futures contracts and options on futures contracts; and (b) all Portfolios may enter into foreign forward currency contracts.

(vii) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Portfolio has such a policy, without notifying shareholders at least 60 days prior to the change.

In addition, the following restrictions apply to the Portfolios shown below:

(i) the Small-Cap Equity Portfolio may not purchase, write, or sell options on futures contracts; and

(ii) the Money Market Portfolio may not purchase, write, or sell options on securities or futures contracts.

Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio’s net assets will not be considered a violation. For purposes of nonfundamental restriction (ii), a short sale “against the box” shall not be considered a short position. For purposes of fundamental restriction (v) and nonfundamental restriction (vi) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract.

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ORGANIZATION AND MANAGEMENT OF THE FUND

The Fund was organized as a Massachusetts business trust on May 4, 1987, and currently consists of thirty-five separate Portfolios. The assets of each Portfolio are segregated, and your interest is limited to the Portfolio to which proceeds from your Variable Contract’s Accumulated Value is allocated. The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Agreement and Declaration of Trust.

Management Information

The Trustees and Officers of the Fund and their principal occupations during the past five years and certain other prior occupation information concerning them is shown below. The address of each Interested Trustee and Officer is 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees holds directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed below.

Interested Trustees

Name and Age	Position(s) with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years (and certain additional occupation information)	Number of Portfolios in Fund Complex Overseen**
Thomas C. Sutton* Age 60	Chairman of the Board and Trustee since 7/21/87	Chairman of the Board, Director and Chief Executive Officer of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp; and similar positions with other subsidiaries and affiliates of Pacific Life; Chairman of the Board and Trustee of Pacific Funds; Director of The Irvine Company (Real Estate); Director of Edison International (Utilities); Director of Newhall Land & Farming; Former Management Board Member of PIMCO Advisors L.P. (1997); Former Equity Board Member of PIMCO Advisors L.P. (1997).	50

Officers

Name and Age	Position(s) with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years (and certain additional occupation information)
Glenn S. Schafer Age 53	President since 2/25/99

President and Director of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; President and Trustee of Pacific Funds; Former Management Board Member of PIMCO Advisors L.P. (2000); Former Equity Board Member of PIMCO Advisors L.P. (1997).

Brian D. Klemens Age 46	Vice President and Treasurer since 4/29/96

Vice President and Treasurer (12/98 to present); Assistant Vice President and Assistant Controller (4/94 to 12/98) of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer of Pacific Funds.

Diane N. Ledger Age 63	Vice President and Assistant Secretary since 7/21/87	Vice President, Variable Regulatory Compliance, Pacific Life and Pacific Life & Annuity, and Vice President and Assistant Secretary of Pacific Funds.

Sharon A. Cheever Age 47	Vice President and General Counsel since 5/20/92	Vice President and Investment Counsel of Pacific Life and Pacific Life & Annuity; and Assistant Secretary of Pacific Mutual Holding Company and Pacific LifeCorp.

Audrey L. Milfs Age 57	Secretary since 7/21/87

Vice President, Director and Corporate Secretary of Pacific Life, Pacific Mutual Holding Company, Pacific LifeCorp, and similar positions with other subsidiaries of Pacific Life; and Secretary of Pacific Funds.

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The address of each Independent Trustee is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Independent Trustees

Name and Age	Position(s) with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years (and certain additional occupation information)	Number of Portfolios in Fund Complex Overseen**
Lucie H. Moore Age 46	Trustee since 10/1/98	Trustee of Pacific Funds; Former Partner (1994) with Gibson, Dunn & Crutcher (Law).	50

Richard L. Nelson Age 73	Trustee since 7/21/87	Trustee of Pacific Funds; Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds, Multi-Manager Series; Former Director (2000) of Wynn’s International, Inc. (Industrial); Retired Partner (1983) with Ernst & Young LLP (Accounting).	50

Lyman W. Porter Age 73	Trustee since 7/21/87	Trustee of Pacific Funds; Professor Emeritus of Management in the Graduate School of Management at the University of California, Irvine; Member of the Board of Trustees of the American University of Armenia; Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds, Multi-Manager Series; Former Member (1995) of the Academic Advisory Board of the Czechoslovak Management Center; Former Dean (1983) of the Graduate School of Management, University of California, Irvine.	50

Alan Richards Age 73	Trustee since 7/21/87	Trustee of Pacific Funds; Chairman of the Board and Director, NETirement.com, Inc. (retirement planning software); Chairman of IBIS Capital, LLC (Financial); Former Trustee (2001) and Trustee Emeritus (2003) PIMCO Funds, Multi-Manager Series; Former Director (1998) of Western National Corporation (Insurance Holding Company); Retired Chairman (1986) of E.F. Hutton Insurance Group; Former Director (1986) of E.F. Hutton and Company, Inc. (Financial).	50

*	Mr. Sutton is an “interested person” of the Fund (as that term is defined in the Investment Company Act) because of his position with Pacific Life as shown above.

**	Includes Pacific Select Fund Portfolio and Pacific Funds’ funds (an investment company advised by Pacific Life) (together, the “Fund Complex”), as of May 1, 2003.

Board of Trustees

The Board of Trustees is responsible for the overall management and operations of the Fund. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

Committees.  The standing committees of the Board of Trustees are the Audit Committee, the Policy Committee, the Nominating Committee and the Valuation Committee.

The members of the Audit Committee include each Trustee that is not an “interested person” of the Fund (as such term is defined in the 1940 Act). The Audit Committee operates pursuant to a separate charter and is responsible for, among other things reviewing and recommending to the Board the selection of the Fund’s independent auditors, reviewing the scope of the proposed audits of the Fund, reviewing with the independent auditors the accounting and financial controls of the Fund, reviewing with the independent auditors the results of the annual audits of the Fund’s financial statements and interacting with the Fund’s independent auditors on behalf of the full Board. Mr. Nelson serves as Chairman of the Audit Committee. The Audit Committee met 3 times during the fiscal year ended December 31, 2002.

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The members of the Policy Committee include each Trustee that is not an “interested person” of the Fund (as such term is defined in the 1940 Act). The Policy Committee’s primary responsibility is to provide a forum for its members to meet to deliberate on certain matters to be presented to the Fund’s Board of Trustees for their review and/or consideration for approval at the Fund’s Board Meetings. Mr. Richards serves as Chairman of the Policy Committee. The Policy Committee met 7 times during the fiscal year ended December 31, 2002.

The members of the Nominating Committee include each Trustee that is not an “interested person” of the Fund (as such term is defined in the 1940 Act). The Nominating Committee of the Board is responsible for screening and nominating candidates for election to the Board of Trustees as Independent Trustees of the Fund. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including without limitation, the shareholders of the Fund. Recommendations should be submitted to: Pacific Select Fund, 700 Newport Center Drive, Newport Beach, California, 92660, Attention: Chairman, Nominating Committee. Mr. Porter serves as Chairman of the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended December 31, 2002.

The members of the Valuation Committee consist of any two or more Trustees, at least one of which is not an “interested person” of the Fund (as such term is defined in the 1940 Act). The two or more Trustees who serve as the members may vary from meeting to meeting. The Valuation Committee’s primary responsibility is to oversee the implementation of the Fund’s valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable and to review fair value determinations made by the Adviser or a Manager on behalf of the Board of Trustees as specified in the Fund’s valuation procedures adopted by the Board. The Valuation Committee met 3 times during the fiscal year ended December 31, 2002.

Beneficial Interest of Trustees.  None of the Trustees or Officers directly own shares of the Fund. As of December 31, 2002, the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. The table below shows the dollar range of equity securities owned by each Trustee (or in which the Trustee has an indirect beneficial interest through ownership of a variable contract) as of December 31, 2002 (i) in the Portfolios of the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the Trustee within the Family of Investment Companies.

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas C. Sutton	Inflation Managed Portfolio: Over $100,000	Over $100,000
Independent Trustees
Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Lucie H. Moore	None	None

Richard L. Nelson	Small-Cap Equity Portfolio: $10,001-$50,000	Over $100,000
Main Street Core Portfolio: $1-10,000
Managed Bond Portfolio: $1-$10,000

Lyman W. Porter	International Value Portfolio: $10,001-$50,000	$10,001-$50,000

Alan Richards	Small-Cap Equity Portfolio: $1-$10,000	Over $100,000
I-Net Tollkeeper Portfolio: $1-$10,000
Mid-Cap Value Portfolio: $1-$10,000
International Value Portfolio: $1-$10,000
Multi-Strategy Portfolio: $1-$10,000
Inflation Managed Portfolio: Over $100,000
Money Market Portfolio: $10,001-$50,000
Real Estate Portfolio: $1-$10,000

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Retirement Policy for Trustees.  The Trustees have adopted a retirement policy for the Independent Trustees of the Fund. The retirement policy permits each Independent Trustee to serve until December 31 of the year in which that Trustee turns 72 years old; provided however, that any Trustee who had attained age 70 at the time the Retirement Policy was amended in November 2001, shall be eligible to serve until December 31 of the year in which such Trustee turns 75 years old. The retirement policy includes retirement benefits for the Independent Trustees. After 15 years of service, an Independent Trustee shall receive an initial payment of $55,000 payable on December 31 of the year in which he/she retires; and subsequent payments of $55,000 payable on December 31 of each of the succeeding four years. The policy can be amended by a majority vote of the Independent Trustees.

Deferred Compensation Agreements.  Pursuant to the Agreement, a Trustee has the option to elect to defer receipt of up to 100% of his or her compensation payable by the Fund, and such amount is placed into a deferral account. Amounts in the deferral account are obligations of the Fund that are payable in accordance with the Agreement. A Trustee who defers compensation has the option to select credit rate options that tracks the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. Accordingly, the market value appreciation/depreciation of a Trustee’s deferral account will cause the expenses of the Fund to increase or decrease due to market fluctuation. Distributions from the deferring Trustees’ deferral accounts will be paid in cash in a lump sum commencing in January either (1) within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (2) the year immediately following the year during which the Trustee ceases to be a Trustee of the Fund; (3) or whichever of the two aforementioned options is earlier; (4) or in up to ten annual installments commencing in January of the year immediately following the year during which the Trustee ceases to be a Trustee of the Fund.

Factors Considered in Approving the Advisory and Portfolio Management Agreements.  The Investment Advisory Agreement with Pacific Life and the Portfolio Management Agreements with each of the Portfolio Managers currently in effect (the “Agreements”) were approved and renewed for the Fund by the Fund’s Board of Trustees, including the Independent Trustees. Pacific Life and the Portfolio Managers provided materials to the Board for their evaluation and the Independent Trustees were advised by independent legal counsel with respect to the relevant matters.

In evaluating the Agreements, the Board of Trustees, including Independent Trustees, considered numerous factors, including: (i) the nature, extent, and quality of the services provided; (ii) the reasonableness of the compensation paid under the Advisory and Portfolio Management Agreements and a comparative analysis of expense ratios of, and advisory and sub-advisory fees paid by, similar funds; (iii) a comparative analysis of performance of each Portfolio to similar funds and relevant market indices, and, for new Portfolios, a comparative analysis of accounts with substantially similar investment strategies; (iv) profitability information provided by Pacific Life and the Portfolio Managers; (v) the manner in which economies of scale have been realized among certain Portfolios and are anticipated for other Portfolios; (vi) the current and historical subsidies provided to certain Portfolios by Pacific Life, and the importance of these subsidies to new Portfolios; and (vii) the terms and conditions of each Agreement.

In evaluating the Agreements, the Board of Trustees also considered Pacific Life’s efforts and expenses associated with the development and operation of variable life insurance policies and variable annuity contracts whose proceeds are invested in the Portfolios, as well as Pacific Life’s profits and losses and the reasonableness of its financial goals. The Board also considered the investment-related services rendered by Pacific Life in connection with the variable contracts, and noted: (1) the high quality of contract owner servicing rendered by Pacific Life, which has received high ratings in industry surveys; (2) the provision of asset allocation services to owners of Pacific Life variable contracts at no additional cost; (3) the provision of portfolio rebalancing, dollar cost averaging, and similar services provided to variable contract owners at no additional cost; (4) Pacific Life’s enhanced reporting of financial information to owners of variable contracts; and (5) Pacific Life’s significant investment in technology to facilitate services to variable contracts owners and their agents.

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After consideration of these factors, the Board found that: (i) the compensation payable under the Agreements bore a reasonable relationship to the services to be rendered and was fair and reasonable; and (ii) the Agreements are in the best interests of the Fund and its shareholders.

Compensation

The following table illustrates the aggregate compensation paid to the Independent Trustees by the Fund, pension or retirement benefits accrued, annual estimated benefits upon retirement and total compensation paid to these Trustees for the fiscal year ended December 31, 2002 by the Fund Complex:

Independent Trustees

Name	Aggregate Compensation from Fund		Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement*	Total Compensation from Fund Complex Paid to Trustees(1)
Lucie H. Moore	$82,500	(2)	0	0	$110,500

Richard L. Nelson	$85,800		0	0	$115,550

Lyman W. Porter	$84,700	(3)	0	0	$113,700

Alan Richards	$85,800		0	0	$115,550

*	After 15 years of service, an Independent Trustee shall receive an initial payment of $55,000 payable on December 31 of the year in which he or she retires; and subsequent payments of $55,000 payable on December 31 of each of the succeeding four years.
(1)	Compensation paid by Pacific Select Fund and Pacific Funds (together the “Fund Complex”) is for the fiscal years end December 31, 2002 and March 31, 2003, respectively.
(2)	Ms. Moore elected to defer the entire $82,500.
(3)	Mr. Porter elected to defer the entire $84,700.

Investment Adviser

Pacific Life serves as Investment Adviser to the Fund pursuant to an Investment Advisory Agreement (“Advisory Contract”) between Pacific Life and the Fund.

Pacific Life is domiciled in California. Along with subsidiaries and affiliates, Pacific Life provides life and health insurance products, individual annuities, mutual funds, group employee benefits and offers to individuals, businesses, and pension plans a variety of investment products and services. The Pacific Life family of companies has business relationships with more than two-thirds of the 100 largest U.S. companies. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

Pacific Life was originally organized on January 2, 1868, under the name “Pacific Mutual Life Insurance Company of California” and reincorporated as “Pacific Mutual Life Insurance Company” on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

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Pacific Life is responsible for administering the affairs of and supervising the investment program for the Fund. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio. Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Fund’s Portfolios in accordance with applicable laws and regulations.

The Advisory Contract will continue in effect until December 31, 2003, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Advisory Contract or “interested persons”, as defined in the 1940 Act, of any such party. The Advisory Contract was originally approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract, or interested persons of such parties, at its meeting held on July 21, 1987, and by the shareholders of the Fund at a Meeting of Shareholders held on October 28, 1988. An Addendum to the Advisory Contract for the Equity Index Portfolio was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on October 28, 1988. The Advisory Contract was also approved by the shareholders of the Equity Index Portfolio of the Fund at a Meeting of Shareholders of the Equity Index Portfolio held on April 21, 1992. An Addendum to the Advisory Contract which increased the advisory fee schedule with respect to the Small-Cap Equity, Multi-Strategy, Main Street Core, International Value, Inflation Managed, Managed Bond and High Yield Bond Portfolios which included the Growth LT Portfolio as a Portfolio to which the Adviser will perform services under the Advisory Contract, was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on September 29, 1993, and was approved by shareholders of the Small-Cap Equity, International Value, Multi-Strategy, Main Street Core, Inflation Managed, Managed Bond and High Yield Bond Portfolios at a Special Meeting of Shareholders on December 13, 1993. An Addendum to the Advisory Contract for the Equity Portfolio was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on August 12, 1994, and by the sole shareholder of the Portfolio on September 6, 1994. An Addendum to the Advisory Contract for the Emerging Markets and Aggressive Equity Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on November 17, 1995, and by the sole shareholder of those Portfolios on January 30, 1996. An Addendum to the Advisory Contract for the Mid-Cap Value, Small-Cap Index, Real Estate and Large-Cap Value Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on August 6, 1998, and by the sole shareholder of those Portfolios on December 21, 1998. An Addendum to the Advisory Contract for the Diversified Research and International Large-Cap Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on August 27, 1999, and by the sole shareholder of those Portfolios on December 14, 1999. An Addendum to the Advisory Contract for the I-Net Tollkeeper Portfolio was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on January 28, 2000 and by the sole shareholder of the Portfolio on April 10, 2000. An Addendum to the Advisory Contract for the Comstock and Focused 30 Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on June 21, 2000, and by the sole shareholder of those Portfolios on September 27, 2000. An Addendum to the Advisory Contract for the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth and Global Growth Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on October 11, 2000, and by the sole shareholder of those Portfolios on December 27, 2000. An Addendum to the Advisory Contract which increased the advisory fee schedule with respect to the International Value Portfolio was approved by the Board of Trustees who are not parties to the Contract, or interested persons of such parties at a meeting held on October 11, 2000. An Addendum to the Advisory Contract for the Equity Income and Research Portfolios was approved by the Board

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of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on October 8, 2001, and by the sole shareholder of those Portfolios on December 21, 2001. An Addendum to the Advisory Contract which decreased the advisory fee schedule with respect to the I-Net Tollkeeper Portfolio was approved by the Board of Trustees who are not parties to the Contract, or interested persons of such parties at a meeting held on September 5, 2002. An Addendum to the Advisory Contract which decreased the advisory fee schedule with respect to the Emerging Markets Portfolio was approved by the Board of Trustees who are not parties to the Contract, or interested persons of such parties at a meeting held on October 2, 2002. An Addendum to the Advisory Contract for the Short Duration Bond and Small-Cap Value Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on January 24, 2003, and by the sole shareholder of those Portfolios on April 14, 2003. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days’ written notice by either party to the Advisory Contract and will terminate automatically if assigned.

The Fund pays the Adviser, for its services under the Advisory Contract, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Money Market Portfolio, the Fund pays .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. For the Short Duration Bond, Inflation Managed, Managed Bond and High Yield Bond Portfolios, the Fund pays .60% of the average daily net assets of each of the Portfolios. For the Small-Cap Equity, Multi-Strategy, Main Street Core and Equity Portfolios, the Fund pays .65% of the average daily net assets of each of the Portfolios. For the Capital Opportunities and Aggressive Equity Portfolios, the Fund pays .80% of the average daily net assets of each of the Portfolios. For the Growth LT Portfolio, the Fund pays .75% of the average daily net assets of the Portfolio. For the Equity Index Portfolio, the Fund pays .25% of the average daily net assets of the Portfolio. For the Diversified Research and Mid-Cap Growth Portfolios, the Fund pays .90% of the average daily net assets of the Portfolio. For the International Large-Cap Portfolio, the Fund pays 1.05% of the average daily net assets of the Portfolio. For the Small-Cap Index Portfolio, the Fund pays .50% of the average daily net assets of the Portfolio. For the Mid-Cap Value, International Value and Large-Cap Value Portfolios, the Fund pays .85% of the average daily net assets of each of the Portfolios. For the Financial Services, Health Sciences, Technology, Telecommunications, Global Growth and Real Estate Portfolios, the Fund pays 1.10% of the average daily net assets of each of the Portfolios. For the I-Net Tollkeeper Portfolio, the Fund pays 1.25% of the average daily net assets of the Portfolio. For the Blue Chip, Focused 30, Small-Cap Value, Equity Income and Comstock Portfolios, the Fund pays .95% of the average daily net assets of each of the Portfolios. For the Aggressive Growth, Research and Emerging Markets Portfolios, the Fund pays 1.00% of the average daily net assets of each of the Portfolios. The fee shall be computed and accrued daily and paid monthly.

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Net Advisory Fees Paid or Owed to Pacific Life

Portfolio	2002 Fees Paid or Owed*	2001 Fees Paid or Owed*	2000 Fees Paid or Owed*
Blue Chip	$5,203,698	$2,894,862	N/A
Aggressive Growth	643,837	548,460	N/A
Diversified Research	1,926,755	1,576,269	$693,779
Small-Cap Equity	3,221,215	3,449,381	3,848,342
International Large-Cap	5,143,318	4,546,234	2,179,474
Short Duration Bond	N/A	N/A	N/A
I-Net Tollkeeper	675,906	1,354,332	1,051,707
Financial Services	763,800	376,634	N/A
Health Sciences	934,928	508,303	N/A
Technology	449,221	282,750	N/A
Telecommunications	145,453	152,068	N/A
Growth LT	13,191,530	20,294,121	31,125,986
Focused 30	459,387	475,440	102,588
Mid-Cap Value	6,872,536	5,261,024	1,870,179
International Value	9,085,858	11,001,958	14,291,704
Capital Opportunities	1,167,640	712,970	N/A
Global Growth	321,985	186,908	N/A
Equity Index	4,263,564	5,423,671	6,501,793
Small-Cap Index	1,374,133	850,198	834,132
Multi-Strategy	4,329,441	4,879,384	4,951,768
Main Street Core	6,417,158	9,850,520	12,593,733
Emerging Markets	1,863,448	1,948,275	2,417,012
Inflation Managed	5,610,864	3,544,116	2,852,996
Managed Bond	14,714,963	12,031,069	7,818,974
Small-Cap Value	N/A	N/A	N/A
Money Market	5,524,702	4,821,333	3,486,995
High Yield Bond	2,879,025	2,830,441	2,608,669
Equity Income	651,617	N/A	N/A
Research	163,147	N/A	N/A
Equity	3,483,903	5,237,842	7,683,762
Aggressive Equity	2,227,191	2,721,883	3,820,831
Large-Cap Value	8,558,479	6,378,327	2,068,078
Comstock	822,698	665,010	88,705
Real Estate	3,331,567	2,112,386	1,098,790
Mid-Cap Growth	843,123	450,313	N/A

*	The Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth & Global Growth Portfolios did not begin operations until January 2, 2001. The Equity Income and Research Portfolios did not begin operations until January 2, 2002. The Short Duration Bond and Small-Cap Value Portfolios did not begin operations until May 1, 2003.

To help limit expenses effective July 1, 2000, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but, not including advisory fees, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses and extraordinary expenses, expenses not incurred in the ordinary course of business and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets through April 30, 2004. There can be no assurance that this policy will be continued beyond April 30, 2004. Such waiver or reimbursement is subject to repayment to Pacific Life to the extent such expenses fall below the 0.10% expense cap in future years. For each Portfolio other than the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Focused 30, Capital Opportunities, Global Growth, Equity

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Income, Research, Comstock, and Mid-Cap Growth Portfolios, Pacific Life’s right to repayment is limited to amounts waived and/or reimbursed that exceed the new 0.10% expense cap, but do not exceed the previously established 0.25% expense cap with respect to expenses incurred through December 31, 2001. Any amounts repaid to Pacific Life will have the effect of increasing expenses of the Portfolio, but not above the 0.10% expense cap.

Other Expenses of the Fund

The Fund bears all costs of its operations. These costs may include expenses for custody, audit fees, fees and expenses of the independent trustees, organizational expenses and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

The Fund is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Fund and its shares on state and federal levels, legal and accounting services, maintaining the Fund’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

The Fund and Pacific Life entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Life provides support services such as those described above. Under the terms of the Agreement for Support Services, it is not intended that Pacific Life will profit from these services to the Fund.

Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio.

The Fund paid Pacific Life $621,256  for its services under the Agreement for Support Services during 2002, $440,196 during 2001, and $439,651 during 2000, representing 0.004%, 0.002% and 0.002%, respectively, of the Fund’s average daily net assets and anticipates that fees to be paid for 2003 under said Agreement will be approximately 0.004% of the Fund’s average daily net assets.

Portfolio Management Agreements

Pacific Life directly manages both the Money Market and the High Yield Bond Portfolios. For the other thirty-three Portfolios Pacific Life employs other investment advisory firms as Portfolio Manager, subject to Portfolio Management Agreements, the terms of which are discussed below.

Pursuant to a Portfolio Management Agreement and an Addendum to the Agreement among the Fund, the Adviser, and A I M Capital Management, Inc. (“AIM”), 11 Greenway Plaza, Suite 100, Houston, TX 77046, AIM is the Portfolio Manager and provides investment advisory services to the Blue Chip and Aggressive Growth Portfolios. Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to AIM based on an annual percentage of the average daily net assets of each of the Blue Chip and Aggressive Growth Portfolios according to the following schedules:

Blue Chip Portfolio

Rate (%)	Break Point (assets)
.50%	On first $250 million
.45%	On next $250 million
.40%	On excess

Aggressive Growth Portfolio

Rate (%)	Break Point (assets)
.55%	On first $50 million
.50%	On next $50 million
.45%	On excess

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For the services provided, for the period of January 2, 2001 through April 30, 2003, for the Blue Chip and Aggressive Growth Portfolios, Pacific Life paid a monthly fee to AIM based on an annual percentage of the average daily net assets of each of the Blue Chip and Aggressive Growth Portfolios according to the following schedules:

Blue Chip Portfolio

Rate (%)	Break Point (assets)
.55%	On first $500 million
.50%	On excess

Aggressive Growth Portfolio

Rate (%)	Break Point (assets)
.60%	On first $500 million
.55%	On excess

AIM was founded in 1986 and together with its affiliates manages over $124 billion as of December 31, 2002. AIM is an indirect subsidiary of AMVESCAP PLC, an international investment management company that manages approximately $332 billion in assets worldwide as of December 31, 2002. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

Net fees paid or owed by Pacific Life to AIM for the Blue Chip Portfolio and the Aggressive Growth Portfolio for 2002 were $2,989,507 and $385,580, and for 2001 were $1,676,873 and $329,476, respectively. The Blue Chip and Aggressive Growth Portfolios did not begin operations until January 2, 2001.

Pursuant to Portfolio Management Agreements among the Fund, the Adviser, and Capital Guardian Trust Company (“Capital Guardian”), a wholly-owned subsidiary of Capital Group International, Inc., which itself is wholly-owned by The Capital Group Companies, Inc. all of which are located at 333 South Hope Street, Los Angeles, California 90071, Capital Guardian is the Portfolio Manager and provides investment advisory services to the Diversified Research, Small-Cap Equity and International Large-Cap Portfolios. For the services provided, Pacific Life pays a monthly fee to Capital Guardian based on an annual percentage of the average daily net assets of each of the Diversified Research, Small-Cap Equity and International Large-Cap Portfolios according to the following schedules:

Diversified Research Portfolio

Rate (%)	Break Point (assets)
.50%	On first $150 million
.45%	On next $150 million
.35%	On next $200 million
.30%	On next $500 million
.275%	On next $1 billion
.25%	On excess

Small-Cap Equity Portfolio

Rate (%)	Break Point (assets)
.50%	On first $30 million
.40%	On next $30 million
.30%	On excess

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International Large-Cap Portfolio

Rate (%)	Break Point (assets)
.65%	On first $150 million
.55%	On next $150 million
.45%	On next $200 million
.40%	On next $500 million
.375%	On next $1 billion
.35%	On excess

Capital Guardian is a California state chartered trust company organized in 1968 which provides fiduciary and investment management services to a limited number of large accounts such as employee benefit plans, college endowment funds, foundations, and individuals. Accounts managed by Capital Guardian had combined assets, as of December 31, 2002, in excess of $120 billion. Capital Guardian’s research activities are conducted by affiliated companies that have research facilities in Los Angeles, San Francisco, New York, Washington, D.C., Atlanta, London, Geneva, Hong Kong, Montreal, Singapore, and Tokyo.

Net fees paid or owed by Pacific Life to Capital Guardian for the Diversified Research Portfolio, Small-Cap Equity Portfolio and the International Large-Cap Portfolio for 2002 were $1,038,029, $1,575,350 and $2,648,536, for 2001 were $864,312, $1,681,853 and $2,400,130, and for 2000 were $385,228, $1,867,457 and $1,243,434, respectively.

Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), 32 Old Slip, New York, New York 10005, Goldman Sachs is the Portfolio Manager and provides investment advisory services to the Short Duration Bond Portfolio and the I-Net Tollkeeper PortfolioSM (I-Net Tollkeeper Portfolio is a service mark of Goldman, Sachs & Co.). Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to Goldman Sachs for the Short Duration Bond Portfolio according to the following fee schedule:

Short Duration Bond Portfolio

Rate (%)	Break Point (assets)
.25%	On first $50 million
.20%	On next $50 million
.17%	On next $100 million
.13%	On next $100 million
.10%	On next $700 million
.07%	On excess

Effective November 1, 2002, for the services provided, Pacific Life pays a monthly fee to Goldman Sachs of 0.70% based on an annual percentage of the average daily net assets of the I-Net Tollkeeper Portfolio.

For the services provided, for the period January 1, 2002 through October 31, 2002, for the I-Net Tollkeeper Portfolio, Pacific Life paid a monthly fee to Goldman Sachs based on an annual percentage of the average daily net assets of the I-Net Tollkeeper Portfolio according to the following schedule:

I-Net Tollkeeper Portfolio

Rate (%)	Break Point (assets)
.85%	On first $500 million
.75%	On next $500 million
.70%	On excess

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For the services provided, for the period May 1, 2000 through December 31, 2001, for the I-Net Tollkeeper Portfolio, Pacific Life paid a monthly fee to Goldman Sachs based on an annual percentage of the average daily net assets of the I-Net Tollkeeper Portfolio according to the following schedule:

I-Net Tollkeeper Portfolio

Rate (%)	Break Point (assets)
.95%	On first $1 billion
.90%	On excess

Goldman Sachs is part of the Investment Management Division (IMD) and an affiliate of Goldman, Sachs & Co. Goldman Sachs provides a wide range of discretionary investment advisory services, quantitatively driven and actively managed to U.S. and international equity portfolios, U.S. and global fixed-income portfolios, commodity and currency products and money market accounts. As of December 31, 2002, Goldman Sachs, along with other units of IMD, had assets under management of approximately $329.6 billion for institutional and individual investors worldwide, including fixed income assets in excess of $85.5 billion for which they acted as investment adviser.

Net fees paid or owed by Pacific Life to Goldman Sachs for 2002 were $405,133, for 2001 were $856,588 and for 2000 were $666,003 for the I-Net Tollkeeper Portfolio. The I-Net Tollkeeper Portfolio did not begin operations until May 1, 2000.

Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and INVESCO Funds Group, Inc. (“INVESCO”), 4350 South Monaco Street, Denver, CO 80237, INVESCO is the Portfolio Manager and provides investment advisory services to the Financial Services, Health Sciences, Technology and Telecommunications Portfolios. For the services provided, Pacific Life pays a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the Financial Services, Health Sciences, Technology and Telecommunications Portfolios according to the following schedule:

Financial Services, Health Sciences, Technology and Telecommunications Portfolios

Rate (%)	Break Point (assets)
.50%	On first $1 billion
.47%	On excess

INVESCO was founded in 1932 and manages approximately $21 billion as of December 31, 2002. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company that manages approximately $332 billion in assets worldwide as of December 31, 2002. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

Net fees paid or owed by Pacific Life to INVESCO for the Financial Services Portfolio, Health Sciences Portfolio, Technology Portfolio and Telecommunications Portfolio for 2002 were $347,254, $424,846, $204,041 and $66,104, and for 2001 were $171,093, $232,030, $129,266 and $69,135, respectively. The Financial Services, Health Sciences, Technology and Telecommunications Portfolios did not begin operations until January 2, 2001.

Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Janus Capital Management LLC (“Janus”), 100 Fillmore Street, Denver, Colorado 80206-4928, Janus is the Portfolio Manager and provides investment advisory services to the Growth LT and Focused 30 Portfolios. Effective May 1, 2002,

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for the services provided, Pacific Life pays a monthly fee to Janus based on an annual percentage of the average daily net assets of the Growth LT Portfolio according to the following schedule:

Growth LT Portfolio

Rate (%)	Break Point (assets)
.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

Effective May 1, 2002, for the services provided, Pacific Life pays a monthly fee to Janus based on an annual percentage of the average daily net assets of the Focused 30 Portfolio according to the following schedule:

Focused 30 Portfolio

Rate (%)	Break Point (assets)
.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

When determining the break point rates, the combined average daily net assets of the Growth LT Portfolio and the PF Janus Growth LT Fund of Pacific Funds are aggregated.

For the services provided, for the period of January 4, 1994 through April 30, 2002, for the Growth LT Portfolio, and for the period of October 2, 2000 through April 30, 2002 for the Focused 30 Portfolio, Pacific Life paid a monthly fee to Janus with respect to each Portfolio based on an annual percentage of the average daily net assets of each Portfolio, respectively according to the following schedule:

Growth LT and Focused 30 Portfolios

Rate (%)	Break Points (assets)
.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

Formed in 1969, Janus manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus had approximately $138 billion in assets under management as of December 31, 2002. As of April 1, 2003, Janus Capital Group (“JCG”) owned approximately 98% of Janus. JCG is a publicly traded holding company whose primary subsidiaries are engaged in financial services.

Net fees paid or owed by Pacific Life to Janus for the Growth LT Portfolio and the Focused 30 Portfolio for 2002 were $7,776,063 and $251,101 for 2001 were $12,460,484 and $275,407, and for 2000 were $18,974,665 and $59,392, respectively. The Focused 30 Portfolio did not begin operations until October 2, 2000.

Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Lazard Asset Management (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, Lazard is the Portfolio Manager and provides investment advisory services to the Mid-Cap Value Portfolio. For the services provided, Pacific

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Life pays a monthly fee to Lazard based on an annual percentage of the average daily net assets of the Mid-Cap Value Portfolio according to the following schedule:

Mid-Cap Value Portfolio

Rate (%)	Break Point (assets)
.55%	On first $200 million
.50%	On next $200 million
.45%	On next $200 million
.40%	On next $200 million
.30%	On next $200 million
.25%	On excess

Net fees paid or owed by Pacific Life to Lazard for 2002 were $3,772,046, for 2001 were $3,055,431, and for 2000 were $1,190,565 for the Mid-Cap Value Portfolio.

Pursuant to a Portfolio Management Agreement and an addendum to the agreement between the Fund, the Adviser, and Lazard as described above, Lazard is the Portfolio Manager and provides investment advisory services to the International Value Portfolio. Effective January 1, 2001, for the services provided, Pacific Life pays a monthly fee to Lazard based on an annual percentage of the average daily net assets of the International Value Portfolio according to the following schedule:

International Value Portfolio

Rate (%)	Break Point (assets)
.35%	On first $2 billion
.30%	On excess

Lazard, a division of Lazard Frères & Co. LLC (“Lazard Frères”), a New York limited liability company, is registered as an investment adviser with the SEC and is a member of the New York, American and Chicago Stock Exchanges. Lazard Frères provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $56 billion as of December 31, 2002. Lazard’s clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolios.

From June 1, 1997 through December 31, 2000, pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Morgan Stanley Investment Management Inc., (“MSIM”), a subsidiary of Morgan Stanley, whose address is 1221 Avenue of the Americas, New York, New York, 10020, MSIM served as the Portfolio Manager and provided investment advisory services to the International Value Portfolio.

For the services provided, for the period January 1, 1998 through December 31, 2000, Pacific Life paid a monthly fee to MSIM at an annual rate of 0.35% based on the average daily net assets of the International Value Portfolio.

Net fees paid or owed by Pacific Life to Lazard for 2002 were $3,739,939, and for 2001 were $4,524,641 for the International Value Portfolio. Net fees paid or owed by Pacific Life to MSIM for 2000 were $5,855,126 for the International Value Portfolio.

Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), 500 Boylston Street, Floor 21, Boston, MA 02116, MFS is the Portfolio Manager and provides investment advisory services to the Capital Opportunities and Global Growth Portfolios.

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Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the average daily net assets of the Capital Opportunities Portfolio according to the following schedule:

Capital Opportunities Portfolio

Rate (%)	Break Point (assets)
.40%	On first $300 million
.375%	On next $300 million
.35%	On next $300 million
.325%	On next $600 million
.25%	On excess

For the services provided, for the period of January 2, 2001 through April 30, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the combined average daily net assets of the Capital Opportunities and Mid-Cap Growth Portfolios according to the following schedule:

Capital Opportunities and Mid-Cap Growth Portfolios

Rate (%)	Break Point (assets)
.40%	On first $300 million
.375%	On next $300 million
.35%	On next $300 million
.325%	On next $600 million
.25%	On excess

For the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the average daily net assets of the Global Growth Portfolio according to the following schedule:

Global Growth Portfolio

Rate (%)	Break Point (assets)
.55%	On first $200 million
.50%	On next $300 million
.45%	On next $500 million
.40%	On excess

MFS and its predecessor organizations have a history of money management dating from 1924. Net assets under the management of the MFS organization were approximately $112 billion as of December 31, 2002.

Net fees paid or owed by Pacific Life to MFS for the Capital Opportunities Portfolio and the Global Growth Portfolio for 2002 were $583,766 and $161,054, and for 2001 were $345,353 and $93,602, respectively. The Capital Opportunities and Global Growth Portfolios did not begin operations until January 2, 2001.

Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Fund Asset Management, L.P., doing business as Mercury Advisors (“Mercury”), a subsidiary of Merrill Lynch & Company, Inc., World Financial Center, 225 Liberty Street, New York, NY 10080, which became effective January 1, 2000, Mercury is the Portfolio Manager and provides investment advisory services to the Equity Index and Small-Cap Index Portfolios. Merrill Lynch Investment Managers, Merrill’s asset management unit, (“MLIM”) is one of the world’s largest active global investment management organizations, managing approximately $462 billion in assets as of December 31, 2002. For the services provided, Pacific Life pays a monthly fee to Mercury based on

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an annual percentage of the combined average daily net assets of the Equity Index and Small-Cap Index Portfolios, according to the following schedule:

Equity Index and Small-Cap Index Portfolios

Rate (%)	Break-Point (assets)
.08%	On first $100 million
.04%	On next $100 million
.02%	On excess

Net fees paid or owed by Pacific Life to Mercury for the Equity Index Portfolio and the Small-Cap Index Portfolio for 2002 were $409,505 and $66,289, for 2001 were $507,695 and $39,912, and for 2000 were $595,422 and $38,212, respectively.

Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and OppenheimerFunds, Inc. (“Oppenheimer”) 498 Seventh Avenue, New York, NY 10018, Oppenheimer is the Portfolio Manager and provides investment advisory services to the Multi-Strategy, Main Street Core and Emerging Markets Portfolios.

Effective January 1, 2003, for the services provided, Pacific Life pays a monthly fee to Oppenheimer of 0.23% based on an annual percentage of the average daily net assets of the Multi-Strategy, Main Street Core and Emerging Markets Portfolios.

Oppenheimer is one of the largest mutual fund companies in the United States, with more than $120 billion in assets under management as of December 31, 2002. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 7 million shareholder accounts.

For the services provided, for the period January 1, 1994 through December 31, 2002, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and J.P. Morgan, 522 Fifth Avenue, New York, NY 10036, J.P. Morgan served as the Portfolio Manager for the Multi-Strategy Portfolio and the Main Street Core Portfolio, Pacific Life paid a monthly fee to J.P. Morgan based on an annual percentage of the combined average daily net assets of the Multi-Strategy and Main Street Core Portfolios according to the following schedule:

Multi-Strategy and Main Street Core Portfolios

Rate (%)	Break Point (assets)
.45%	On first $100 million
.40%	On next $100 million
.35%	On next $200 million
.30%	On next $350 million
.20%	On excess

Net fees paid or owed by Pacific Life to J.P. Morgan for the Multi-Strategy Portfolio and Main Street Core Portfolio for 2002 were $1,778,307 and $2,624,137, for 2001 were $1,870,649 and $3,758,110, and for 2000 were $1,828,693 and $4,653,430, respectively.

From January 1, 2000 through December 31, 2002, pursuant to a Portfolio Management Agreement and an Addendum to the Agreement between the Fund, the Adviser and Alliance Capital Management L.P. (“Alliance Capital”), 1345 Avenue of the Americas, New York, NY 10105, Alliance Capital served as the Portfolio Manager and provided investment advisory services to the Emerging Markets Portfolio. For the services

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provided, for the period January 1, 2000 through December 31, 2002, for the Emerging Markets Portfolio, Pacific Life paid a monthly fee to Alliance Capital based on an annual percentage of the average daily net assets of the Emerging Markets Portfolio according to the following schedule:

Emerging Markets Portfolio

Rate (%)	Break Point (assets)
.85%	On first $50 million
.75%	On next $50 million
.70%	On next $50 million
.65%	On next $50 million
.60%	On excess

Net fees paid or owed by Pacific Life to Alliance Capital for 2002 were $1,275,363, for 2001 were $1,323,695, and for 2000 were $1,591,394 for the Emerging Markets Portfolio.

Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, PIMCO is the Portfolio Manager and provides investment advisory services to the Inflation Managed and Managed Bond Portfolios. Effective January 1, 2001, for the services provided, Pacific Life pays a monthly fee to PIMCO of 0.25% based on an annual percentage of the combined average daily net assets of the Inflation Managed and Managed Bond Portfolios.

For the services provided for the year 2000, Pacific Life paid a monthly fee to PIMCO based on an annual percentage of the combined average daily net assets of the Inflation Managed and Managed Bond Portfolios according to the following schedule:

Inflation Managed and Managed Bond Portfolios

Rate (%)	Break Point (assets)
.50%	On first $25 million
.375%	On next $25 million
.25%	On excess

PIMCO is an investment counseling firm founded in 1971, and had approximately $304 billion in assets under management as of December 31, 2002. PIMCO is a Delaware limited liability company and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. (“ADAM LP”). ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP’S sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC’s sole member is Allianz Dresdner Asset Management of America LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of Allianz of America, Inc., which is wholly-owned by Allianz AG. Pacific Asset Management LLC is a wholly- owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. (“Adam of America”). Pacific Life Insurance Company owns an indirect minority equity interest in Alllianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based, multinational insurance and financial services holding company. PIMCO also provides investment advisory services to PIMCO Funds and several other mutual fund portfolios and to private accounts for pension and profit sharing plans.

Absent an order from the SEC or other relief, the Inflation Managed and Managed Bond Portfolios generally cannot engage in principal transaction with the Affiliated Brokers and certain other affiliated entities, and the

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Inflation Managed and Managed Bond Portfolio’s ability to purchase securities underwritten by an affiliated broker or to utilize affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with affliated brokers would materially adversely affect its ability to provide services to the Portfolios, the Portfolio’s ability to take advantage of market opportunities, or their overall preformance.

Net fees paid or owed by Pacific Life to PIMCO for the Inflation Managed Portfolio and the Managed Bond Portfolio for 2002 were $2,342,389 and $6,133,206, for 2001 were $1,477,030 and $5,017,968, and for 2000 were $1,214,918 and $3,330,055, respectively.

Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and PIMCO Advisors Retail Holdings LLC (“PIMCO Advisors”) and NFJ Investment Group L.P. (“NFJ”), (“collectively, “PIMCO Advisors–NFJ”), 1345 Avenue of the Americas, New York, NY 10105 80206-4928. PIMCO Advisors–NFJ is the Portfolio Manager and provides investment advisory services to the Small-Cap Value Portfolio. Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to PIMCO Advisors–NFJ according to the following fee schedule:

Small-Cap Value Portfolio

Rate (%)	Break Point (assets)
.40%	On first $500 million
.35%	On excess

NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 2002, of approximately $2 billion.

PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO Advisors and NFJ are subsidiaries of ADAM of America. As of December 31, 2002, PIMCO and its advisory affiliates had approximately $385 billion in assets under management.

Pursuant to a Portfolio Management Agreement and an Addendum to the Agreement between the Fund, the Adviser and Putnam Investment Management, LLC (“Putnam”), One Post Office Square, Boston, MA 02109, Putnam is the Portfolio Manager and provides investment advisory services to the Equity Income, Research, Equity and Aggressive Equity Portfolios. Effective January 1, 2002, for the services provided, Pacific Life pays a monthly fee to Putnam for the Equity Income and Research Portfolios according to the following fee schedules:

Equity Income Portfolio

Rate (%)	Break Point (assets)
.65%	On first $150 million
.60%	On next $150 million
.55%	On excess

Research Portfolio

Rate (%)	Break Point (assets)
.75%	On first $250 million
.65%	On excess

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Effective December 1, 2002, for the services provided, Pacific Life pays a monthly fee to Putnam for the Equity and Agressive Equity Portfolios according to the following fee schedules:

Equity Portfolio

Rate (%)	Break Point (assets)
.35%	On first $100 million
.30%	On next $100 million
.25%	On next $800 million
.20%	On excess

Aggressive Equity Portfolio

Rate (%)	Break Point (assets)
.60%	On first $100 million
.45%	On next $400 million
.40%	On excess

Putnam is a subsidiary of Putnam Investments, LLC, a wholly-owned subsidiary of Putnam Investment Trust. Putnam Investment Trust is a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Putnam is one of the oldest and largest money management firms in the U.S. As of December 31, 2002, Putnam and its affiliates managed $250 billion in assets.

Net fees paid or owed by Pacific Life to Putnam for the Equity Income Portfolio and the Research Portfolio for 2002 were $446,640 and $122,780. The Equity Income and Research Portfolios did not begin operations until January 1, 2002. Net fees paid or owed by Pacific Life to Putnam for the Equity Portfolio and Aggressive Equity Portfolio for 2002 were $1,487,889 and $1,401,972, for December 1, 2001 through December 31, 2001 were $160,284 and $124,886, respectively.

From May 1, 1998 through November 30, 2001, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Goldman Sachs, Goldman Sachs served as the Portfolio Manager and provided investment advisory services to the Equity Portfolio. For the services provided from May 1, 1998 through November 30, 2001, Pacific Life paid a monthly fee to Goldman Sachs based on an annual percentage of the average daily net assets of the Equity Portfolio according to the following schedule:

Equity Portfolio

Rate (%)	Break Point (assets)
.35%	On first $100 million
.30%	On next $100 million
.25%	On next $800 million
.20%	On excess

Net fees paid or owed by Pacific Life to Goldman Sachs for January 1, 2001 through November 30, 2001 were $1,996,714, and for 2000 were $2,924,688 for the Equity Portfolio.

From May 1, 1998 through November 30, 2001, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Alliance Capital, Alliance Capital served as the Portfolio Manager and provided investment advisory services to the Aggressive Equity Portfolio. For the services provided, Pacific Life paid a

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monthly fee to Alliance Capital based on an annual percentage of the average daily net assets of the Aggressive Equity Portfolio according to the following schedule:

Aggressive Equity Portfolio

Rate (%)	Break Point (assets)
.60%	On first $100 million
.45%	On next $400 million
.40%	On excess

Net fees paid or owed by Pacific Life to Alliance Capital for January 1, 2001 through November 30, 2001 were $1,554,370, and for 2000 were $2,197,972 (which includes a $100,000 credit adjustment) for the Aggressive Equity Portfolio.

Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Salomon Brothers Asset Management Inc. (“SaBAM”), 388 Greenwich Street, New York, NY 10013, SaBAM is the Portfolio Manager and provides investment advisory services to the Large-Cap Value Portfolio. For the services provided, Pacific Life pays a monthly fee to SaBAM based on an annual percentage of the average daily net assets of the Large-Cap Value Portfolio according to the following schedule:

Large-Cap Value Portfolio

Rate (%)	Break Point (assets)
.45%	On first $100 million
.40%	On next $100 million
.35%	On next $200 million
.30%	On next $350 million
.25%	On next $250 million
.20%	On excess

SaBAM, a wholly-owned subsidiary of Citigroup, Inc. was incorporated in 1987 and, together with SaBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. As of December 31, 2002, SaBAM and such affiliates managed approximately $34 billion of assets.

Net fees paid or owed by Pacific Life to SaBAM for 2002 were $3,220,918, for 2001 were $2,541,862, and for 2000 were $1,001,226 for the Large-Cap Value Portfolio.

Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Morgan Stanley Investment Management Inc. (MSIM), MSIM is the Portfolio Manager and provides investment advisory services to the Comstock, Real Estate and Mid-Cap Growth Portfolios. MSIM, a subsidiary of Morgan Stanley is located at 1221 Avenue of the Americas, New York, NY 10020, and doing business in certain instances (including in its role as sub-adviser to these Portfolios) under the name Van Kampen,

Effective May 1, 2003, for the services provided, Pacific Life pays a monthly fee to Van Kampen based on an annual percentage of the combined average daily net assets of the Comstock, Real Estate and Mid-Cap Growth Portfolios according to the following fee schedule:

Comstock, Real Estate and Mid-Cap Growth Portfolios

Rate (%)	Break Point (assets)
.35%	On first $2 billion
.32%	On next $1 billion
.30%	On excess

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When determining the break point rates, the combined average daily net assets of the Comstock, Real Estate and Mid-Cap Growth Portfolios, and the PF Van Kampen Comstock and PF Van Kampen Mid-Cap Growth Funds of Pacific Funds are aggregated.

From October 2, 2000 through April 30, 2003, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Janus, Janus served as the Portfolio Manager for the Comstock Portfolio. For the services provided, for the period of May 1, 2002 through April 30, 2003, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the Comstock Portfolio according to the following schedule:

Comstock Portfolio

Rate (%)	Break Point (assets)
.50%	On first $250 million
.45%	On next $500 million
.40%	On next $750 million
.35%	On excess

When determining the break point rates, the combined average daily net assets of the Comstock Portfolio and the PF Van Kampen Comstock Fund (formerly PF Janus Strategic Value Fund) of Pacific Funds were aggregated.

For the services provided, for the period of October 2, 2000 through April 30, 2002 for the Comstock Portfolio, Pacific Life paid a monthly fee to Janus based on an annual percentage of the average daily net assets of the Comstock Portfolio according to the following schedule:

Comstock Portfolio

Rate (%)	Break Points (assets)
.55%	On first $100 million
.50%	On next $400 million
.45%	On excess

Net fees paid or owed by Pacific Life to Janus for 2002 were $447,875, for 2001 were $385,665 and for 2000 were $51,351 for the Comstock Portfolio. The Comstock Portfolio did not begin operations until October 2, 2000.

Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and MSIM then doing business under the name Morgan Stanley Asset Management (“Morgan Stanley”) as described above, Morgan Stanley served as the Portfolio Manager and provided investment advisory services to the Real Estate Portfolio.

For the services provided, under the Agreement for the Real Estate Portfolio, for the period of January 4, 1999 through April 30, 2003 Pacific Life paid a monthly fee to Morgan Stanley based on an annual percentage of the average daily net assets of the Real Estate Portfolio according to the following schedule:

Real Estate Portfolio

Rate (%)	Break Point (assets)
.60%	On first $100 million
.45%	On next $150 million
.40%	On next $250 million
.35%	On next $500 million
.30%	On excess

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Net fees paid or owed by Pacific Life to Morgan Stanley for 2002 were $1,486,845, for 2001 were $1,014,995 and for 2000 were $578,440 for the Real Estate Portfolio.

Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and MFS, 500 Boylston Street, Floor 21, Boston, MA 02116, MFS served as the Portfolio Manager for the Mid-Cap Growth Portfolio.

For the services provided, for the period of January 2, 2001 through April 30, 2003, Pacific Life paid a monthly fee to MFS based on an annual percentage of the combined average daily net assets of the Portfolios managed by MFS. For fee schedule information please refer to the fee schedule provided under MFS.

Net fees paid or owed by Pacific Life to MFS for 2002 were $374,643 and for 2001 were $212,321 for the Mid-Cap Growth Portfolio. The Mid-Cap Growth Portfolio did not begin operations until January 2, 2001.

Van Kampen, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2002 Van Kampen, and its institutional advisory affiliates managed approximately $376 billion in assets.

The Portfolio Management Agreements are not exclusive, and each Portfolio Manager may provide and currently are providing investment advisory services to other clients, including other investment companies.

Distribution of Fund Shares

Pacific Select Distributors, Inc. (“PSD”) serves as the Fund’s Distributor pursuant to a Distribution Contract (the “Distribution Contract”) with the Fund. The Distributor is not obligated to sell any specific amount of Fund shares. PSD bears all expenses of providing services pursuant to the Distribution Contract including the costs of sales presentations, mailings, advertising, and any other marketing efforts by PSD in connection with the distribution or sale of the shares.

As of March 31, 2003, Pacific Life beneficially owned 0% of the outstanding shares of the Portfolios. Pacific Asset Management LLC (“PAM”), a wholly-owned subsidiary of Pacific Life, beneficially owned 61.75% of the outstanding shares of the Research Portfolio, including monies paid in connection with the initial capital advances made to the Fund, and 0% of the outstanding shares of the other Portfolios of the Fund. Pacific Life and PAM would exercise voting rights attributable to any shares of the Fund owned by them in accordance with voting instructions received by Owners of the Policies issued by Pacific Life. To this extent, as of March 31, 2003, Pacific Life did not exercise control over any Portfolio.

Purchases and Redemptions

Shares of the Fund are not sold directly to the general public. Shares of the Fund are currently offered only for purchase by the Separate Accounts to serve as an investment medium for the Variable Contracts issued or administered by Pacific Life or its affiliates. For information on purchase of a Variable Contract, consult a prospectus for the Separate Account. The shares of the Blue Chip, Aggressive Growth, Diversified Research, International Large-Cap, Short Duration Bond, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Focused 30, Mid-Cap Value, Capital Opportunities, Global Growth, Small-Cap Index, Small-Cap Value, Equity Income, Research, Large-Cap Value, Comstock, Real Estate and Mid-Cap Growth Portfolios are not available for Pacific Select variable universal life insurance policies. The shares of the Blue Chip, Aggressive Growth, Diversified Research, Small-Cap Equity, International Large-Cap, Short Duration Bond, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Focused 30, Mid-Cap Value, Capital Opportunities, Global Growth, Small-Cap Index, Emerging Markets, Small-Cap Value, Equity Income, Research, Aggressive Equity, Large-Cap Value, Comstock, Real Estate and Mid-Cap Growth Portfolios are not available for Pacific Corinthian variable annuity contracts.

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Currently, each Portfolio offers shares of a single class. However, the Fund is authorized to offer up to four additional classes of shares for each Portfolio. These classes may be offered in the future to investors in connection with individual retirement accounts, and certain other types of qualified plans.

Shares of any Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Exchanges Among the Portfolios

Variable Contract Owners do not deal directly with the Fund to purchase, redeem, or exchange shares of a Portfolio, and Variable Contract Owners should refer to the Prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among options available under the contract.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Portfolio Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Portfolio.

It also sometimes happens that the Adviser or Portfolio Manager may simultaneously purchase or sell the same security for two or more clients. In such instances, transactions in securities will be allocated between the Portfolio and the Adviser’s or Portfolio Manager’s other clients in a manner deemed fair and reasonable by the

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Adviser or Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Portfolio Manager, and the results of such allocations, are subject to review by the Board of Trustees. To the extent any Portfolio seeks to acquire the same security at the same time as another Adviser or Portfolio Manager client, such Portfolio may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Portfolio is concerned. The Adviser or Portfolio Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

The Adviser or Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts and other investments for a Portfolio through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the U.S., payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of the Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Portfolio’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker.

There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

Some securities considered for investment by the Fund’s Portfolios may also be appropriate for other clients served by the Adviser or Manager. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser or Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and such clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to periodic review by the Fund’s Adviser and Board of Trustees.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Manager may cause a Portfolio to pay a broker-dealer, which provides “brokerage and research services” (as defined in the Act) to the Adviser or Manager, an amount of disclosed commission for effecting a securities transaction for the Portfolio in

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excess of the commission which another broker-dealer would have charged for effecting that transaction. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Portfolio may receive research services from many broker-dealers with which the Adviser or Manager places the Portfolio’s portfolio transactions. The Adviser or Manager for a portfolio may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio is not reduced because the Adviser or Manager and its affiliates receive such services.

As noted above, the Adviser or Manager may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

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During the years ended 12/31/02, 12/31/01 and 12/31/00 the Portfolios incurred brokerage commissions as follows:

Portfolio	Year Ended 12/31/02*		Year Ended 12/31/01*		Year Ended 12/31/00*
Blue Chip (1)	$784,605		$650,724		N/A
Aggressive Growth (1)	226,646		151,336		N/A
Diversified Research	350,894		263,583		$195,987
Small-Cap Equity	743,279		481,365		402,132
International Large-Cap	577,686		646,275		811,327
I-Net Tollkeeper	135,458	(a)	74,906	(a)	127,527	(a)
Financial Services (1)	149,128		91,341		N/A
Health Sciences (1)	297,612		148,529		N/A
Technology (1)	229,451		128,008		N/A
Telecommunications (1)	115,824		167,164		N/A
Growth LT	5,342,857		6,009,150		4,297,624
Focused 30	303,068		364,822		43,646
Mid-Cap Value	3,374,611		3,049,538		1,285,953
International Value	722,083		1,490,011		2,717,838	(b)
Capital Opportunities (1)	547,984		335,921		N/A
Global Growth (1)	177,382		93,201		N/A
Equity Index	207,904	(c)	117,079		173,589	(c)
Small-Cap Index	290,702	(d)	102,893		181,076
Multi-Strategy	653,629		425,784		404,535
Main Street Core	1,141,636		1,082,780		1,365,294
Emerging Markets	1,158,843		671,133		1,428,379
Inflation Managed	1,875		72,062		115,206
Managed Bond	406,726		471,861		266,590
High Yield Bond	2,577		122,053		0
Equity Income (1)	230,383		N/A		N/A
Research (1)	97,803		N/A		N/A
Equity	1,536,267		1,010,320	(e)	831,767	(e)
Aggressive Equity	1,554,400		1,107,078		1,119,164
Large-Cap Value	2,721,096	(f)	1,763,360		696,229	(f)
Comstock	199,048		242,420		53,171
Real Estate	515,446		296,231		265,729
Mid-Cap Growth (1)	742,173		120,853		N/A

*	Increases in brokerage commissions from one year to the next are generally due to increased trading activity and/or an increase or decrease in portfolio assets.

(1)	The Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Global Growth and Mid-Cap Growth Portfolios did not begin operations until January 2, 2001. The Equity Income and Research Portfolios did not begin operations until January 2, 2002.

(a)	of which $332 (0.24%), $565 (0.75%) and $2,666 (2.09%) was paid to Goldman, Sachs & Co. in 2002, 2001 and 2000, respectively, an affiliate of Goldman Sachs Asset Management.

(b)	of which $69,988 (2.58%) was paid to Morgan Stanley & Co., Inc., an affiliate of Morgan Stanley Investment Management Inc.

(c)	of which $733 (0.35%) and $3,027 (1.74%) was paid to Merrill Lynch, Pierce, Fenner and Smith Inc. in 2002 and 2000, respectively, an affiliate of Mercury Advisors.

(d)	of which $46,834 (16.11%) was paid to Merrill Lynch, Pierce, Fenner and Smith Inc., an affiliate of Mercury Advisors.

(e)	of which $5,810 (0.58%) and $14,813 (1.78%) was paid to Goldman, Sachs & Co. in 2001 and 2000, respectively, an affiliate of Goldman Sachs Asset Management.

(f)	of which $156,132 (5.74%) and $5,190 (0.75%) was paid to Salomon Smith Barney Inc. in 2002 and 2000, respectively, an affiliate of Salomon Brothers Asset Management Inc.

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During the year ended December 31, 2002, the Blue Chip Portfolio, the Diversified Research Portfolio, the International Large-Cap Portfolio, the I-Net Tollkeeper Portfolio, the Financial Services Portfolio, the Health Sciences Portfolio, the Technology Portfolio, the Telecommunications Portfolio, the Growth LT Portfolio, the Focused 30 Portfolio, the International Value Portfolio, the Capital Opportunities Portfolio, the Global Growth Portfolio, the Equity Index Portfolio, the Small-Cap Index, the Multi-Strategy Portfolio, the Main Street Core Portfolio, the Inflation Managed Portfolio, the Managed Bond Portfolio, the Equity Income Portfolio, the Research Portfolio, the Equity Portfolio, the Aggressive Equity Portfolio, the Large-Cap Value Portfolio, the Comstock Portfolio, and the Mid-Cap Growth Portfolio acquired and sold securities of their regular broker-dealers or of their regular broker-dealers’ parent company.

As of December 31, 2002 the following Portfolios acquired and held securities of their regular broker-dealers:

Portfolio	Securities of Regular Broker-Dealers	Value
Blue Chip	Morgan Stanley	$7,465
	J.P. Morgan Chase & Co	4,488
	Goldman Sachs Group Inc	5,652
	Merrill Lynch & Co Inc	5,920
	American Express Co	6,610
	Citigroup Inc	17,525
	Bank of America Corp	12,244

Aggressive Growth	Waddell & Reed Financial Inc ‘A’	237
	Legg Mason Inc	257
	Federated Investors Inc “B”	273
	Investors Financial Services Corp	710
	Moody’s Corp	190
	SEI Investments Corp	109

Diversified Research	J.P. Morgan Chase & Co	4,082

International Large-Cap	ABN AMRO Holding NV	5,281
	Credit Suisse Group	3,251
	UBS AG (SMI)	2,156

Financial Services	Goldman Sachs Group Inc	940
	Lehman Brothers Holdings Inc	1,721
	Merrill Lynch & Co Inc	3,180
	UBS AG (NYSE)	707
	Morgan Stanley	878

Comstock	Citigroup Inc	592
	American Express Co	1,002

Growth LT	Citigroup Inc	10,956
	Goldman Sachs Group Inc	35,641

Focused 30	Citigroup Inc	835

International Value	UBS AG (SMI)	39,841

Capital Opportunities	Merrill Lynch & Co Inc	2,769
	Morgan Stanley	1,406
	Goldman Sachs Group Inc	912
	Citigroup Inc	3,515
	Bank of America Corp	849

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Portfolio	Securities of Regular Broker-Dealers	Value

Global Growth	Goldman Sachs Group Inc	$141
	Merrill Lynch & Co Inc	118
	Morgan Stanley	57
	Citigroup Inc	229

Equity Index	Morgan Stanley	7,904
	Lehman Brothers Holdings Inc	2,206
	Merrill Lynch & Co Inc	5,720
	JP Morgan Chase & Co	8,428
	Goldman Sachs Group Inc	5,782
	Citigroup Inc	32,017

Multi-Strategy	Merrill Lynch & Co Inc	1,173
	Morgan Stanley	823
	UBS AG (SMI)	1,591
	Salomon Brothers Holdings Inc	5,000

Main Street Core	Goldman Sachs Group Inc	974
	Citigroup Inc	17,665
	Lehman Brothers Holdings Inc	805
	Morgan Stanley	4,790

Inflation Managed	Morgan Stanley	3,954
	The Bear Stearns Cos Inc	2,003
	UBS Finance (DE) LLC ‘C’	60,858
	Lehman Brothers Holdings Inc	2,101

Managed Bond	UBS Finance (DE) LLC ‘C’	117,327
	Salomon Smith Barney Holdings Inc	1,003

Equity Income	Citigroup Inc	4,335
	Lehman Brothers Holdings Inc	202
	Merrill Lynch & Co Inc	1,279
	Morgan Stanley	887

Research	Citigroup Inc	830

Equity	Investment Technology Group Inc	211
	Citigroup Inc	6,089

Aggressive Equity	A.G. Edwards Inc	3,286

Large-Cap Value	Merrill Lynch & Co Inc	16,577
	Morgan Stanley	15,034
	Goldman Sachs Group Inc	12,244
	JP Morgan Chase & Co	9,869
	Bank of America Corp	14,067
	Wachovia Corp	14,798

Mid-Cap Growth	Lehman Brothers Holdings Inc	456

Portfolio Turnover

For reporting purposes, each Portfolio’s portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover,

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long-term U.S. government securities are included. Short-term U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Portfolios will vary from year to year, depending on market conditions.

The portfolio turnover rates are not expected to exceed: 0% for the Money Market Portfolio; 1000% for the Inflation Managed Portfolio; 400% for the Managed Bond Portfolio; 300% for the Multi-Strategy Portfolio; 200% for the Short Duration Bond, Financial Services, Health Sciences, Technology, Telecommunications, Research, and Aggressive Equity Portfolios; less than 100% for the International Value Portfolio; and 150% for all other Portfolios. For the Portfolios other than the Money Market Portfolio, portfolio turnover could be greater in periods of unusual market movement and volatility. The variation in the Inflation Managed Portfolio’s turnover rate over last year is primarily due to the Portfolio’s use of buy-forwards in TIPS.

NET ASSET VALUE

Shares of each Portfolio are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value (“NAV”) of a share is determined by dividing the value of a Portfolio’s net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays, usually at or about 4:00 P.M. Eastern Time (or earlier than 4:00 P.M. Eastern Time, as determined by the Custodian) on each day that the NYSE is open for trading. In the event that the NYSE or other exchanges close early, the Fund normally will deem the closing price of each Portfolio’s assets to be the price of those assets at 4:00 P.M., Eastern Time. NAV will not be determined on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

To calculate a Portfolio’s NAV, a Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. With respect to the Portfolios that invest in foreign securities, the value of foreign securities that are traded on stock exchanges outside the United States are generally based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation converted into U.S. dollars.

The Money Market Portfolio’s holdings are valued using the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

The SEC’s regulations require the Money Market Portfolio to adhere to certain conditions. The Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity) and to invest only in securities that meet specified quality and credit criteria.

Equity securities for which market quotations are readily available are valued from a pricing vendor approved by the Fund’s Board. Pricing vendors generally provide prices based on the last reported sales price, or official closing price provided by an exchange (e.g., “NASDAQ closing prices”). If no price is provided by the vendor, valuation is based on the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or broker dealers.

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Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio’s assets and an equal amount is included in its liabilities. The liability is adjusted to be current market value of the option. The premium paid for an option purchased by the Portfolio is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices.

Foreign security valuations are generally determined based upon prices obtained from an approved pricing vendor. The vendors generally obtain the price on the foreign exchange as of its close of business, or last available price in the over-the-counter market, immediately preceding the time of valuation. Securities denominated in foreign currency are converted to U.S. dollars at prevailing market rates obtained by the custodian.

Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund’s NAV is not calculated. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time NAV is computed. The calculation of the NAV of any Portfolio which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Fund’s procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining NAV.

If events occur between the time a foreign price is determined and the time a Portfolio’s NAV is determined, that could materially affect the Portfolio’s NAV, the securities would be valued at fair market value as determined in accordance with procedures approved by the Board of Trustees of the Fund. In determining the fair value of securities, the Fund may consider available information including information that becomes known after 4:00 p.m. Eastern time, and the values that are determined will be deemed to be the price at 4:00 p.m. Eastern time.

Information that becomes known to the Fund or its agents after the time that NAV is calculated on any business day (which may be after 4:00 p.m. Eastern time) may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day.

In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of the Fund, or under procedures established by the Board of Trustees, although the actual calculation may be made by persons acting under the direction of the Board.

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PERFORMANCE INFORMATION

The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements, sales literature, or reports to shareholders or prospective investors. Total return information for the Fund advertised or included in sales literature may be accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

Current yield for the Money Market Portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of Portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by  365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market Portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1) (To the power of  365/7)]-1

For the 7-day period ending December 31, 2002, the current yield of the Money Market Portfolio was 1.02% and the effective yield of the Portfolio was 1.02%.

Quotations of yield for the remaining Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[ (a-b + 1) (To the power of 6) - 1]

__

cd

where

a	= dividends and interest earned during the period,
b	= expenses accrued for the period (net of reimbursements),
c	= the average daily number of shares outstanding during the period that were entitled to receive dividends,and
d	= the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include a period of one year (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

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The following chart shows the 30-day yield and total return results for the one-, five-, ten-year and since inception periods ending December 31, 2002 for each applicable Portfolio. Performance results include periods during which different Portfolio Managers, as noted below, managed certain portfolios.

						Average Annual Total Return
Portfolio	Inception Date	30 Days		1 Year		5 Years		10 Years	Since Inception
Blue Chip	01/02/01	0.30%		(25.94%	)	N/A		N/A	(22.37%	)
Aggressive Growth	01/02/01	(0.86%	)	(22.32%	)	N/A		N/A	(21.09%	)
Diversified Research	01/03/00	0.43%		(24.19%	)	N/A		N/A	(6.69%	)
Small-Cap Equity	01/04/88	0.58%		(23.58%	)	(2.63%	)	6.82%	9.99%
International Large-Cap	01/03/00	1.10%		(17.63%	)	N/A		N/A	(19.18%	)
I-Net Tollkeeper	05/01/00	(1.31%	)	(38.62%	)	N/A		N/A	(38.30%	)
Financial Services	01/02/01	0.64%		(14.59%	)	N/A		N/A	(11.03%	)
Health Sciences	01/02/01	(0.23%	)	(23.30%	)	N/A		N/A	(15.88%	)
Technology	01/02/01	(1.01%	)	(46.34%	)	N/A		N/A	(43.75%	)
Telecommunications	01/02/01	(0.39%	)	(47.06%	)	N/A		N/A	(46.94%	)
Growth LT	01/04/94	(0.09%	)	(28.97%	)	4.20%		N/A	10.66%
Focused 30	10/02/00	(0.33%	)	(29.41%	)	N/A		N/A	(26.18%	)
Mid-Cap Value[1]	01/04/99	0.53%		(14.46%	)	N/A		N/A	6.25%
International Value	01/04/88	2.09%		(13.91%	)	(5.02%	)	4.30%	4.27%
Capital Opportunities	01/02/01	0.44%		(26.78%	)	N/A		N/A	(21.38%	)
Global Growth	01/02/01	(0.27%	)	(19.48%	)	N/A		N/A	(17.28%	)
Equity Index[2]	01/30/91	1.53%		(22.34%	)	(0.84%	)	8.97%	10.10%
Small-Cap Index[2]	01/04/99	1.01%		(21.19%	)	N/A		N/A	(2.00%	)
Multi-Strategy[3]	01/04/88	1.60%		(13.06%	)	1.84%		7.11%	8.46%
Main Street Core[3]	01/04/88	0.91%		(28.40%	)	(3.06%	)	6.46%	8.39%
Emerging Markets[3]	04/01/96	0.71		(3.07%	)	(8.55%	)	N/A	(7.09%	)
Inflation Managed[4]	01/04/88	1.00%		15.45%		7.60%		7.34%	8.42%
Managed Bond	01/04/88	4.29%		10.93%		7.30%		7.56%	8.74%
Money Market	01/04/88	1.02%		1.41%		4.32%		4.38%	5.01%
High Yield Bond	01/04/88	8.34%		(3.00%	)	(0.04%	)	5.53%	7.28%
Equity Income	01/02/02	1.43%		N/A		N/A		N/A	(13.54%	)**
Research	01/02/02	0.47%		N/A		N/A		N/A	(21.18%	)**
Equity[5]	01/01/84	0.37%		(26.51%	)	(4.93%	)	5.07%	9.39%
Aggressive Equity[5]	04/01/96	0.17%		(25.09%	)	(6.74%	)	N/A	(3.43%	)
Large-Cap Value	01/04/99	1.45%		(22.96%	)	N/A		N/A	(1.18%	)
Comstock[6]	10/02/00	(0.18%	)	(22.15%	)	N/A		N/A	(15.41%	)
Real Estate	01/04/99	4.84%		(0.32%	)	N/A		N/A	9.49%
Mid-Cap Growth[6]	01/02/01	(0.49%	)	(47.03%	)	N/A		N/A	(34.46%	)

**	Total return not annualized for periods less than one full year

[1]	Lazard began managing the International Value Portfolio effective 1/1/01. Effective dates of prior manager changes are: 1/1/94 and 6/1/97.

[2]	Mercury began managing the Equity Index and Small-Cap Index Portfolios effective 1/1/00.

[3]	Oppenheimer began managing the Multi-Strategy, Main Street® Core and Emerging Markets Portfolios effective 1/1/03. Effective dates of prior manager changes are, for the Emerging Markets Portfolio: 1/1/00; for Main Street® Core: 1/1/94 at which time some investment polices changed; and for the Multi-Strategy: 1/1/94, at which time the investment objective and some investment policies also changed.

[4]	Effective 5/1/01, the Inflation Managed Portfolio changed its investment focus.

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[5]	Putnam began managing the Equity and Aggressive Equity Portfolios effective 12/1/01. Effective dates of prior manager changes for both Portfolios was 5/1/98, at which time some investment policies changed. The performance of the Equity Portfolio prior to 1995 is based on the performance results of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on 12/31/94.

[6]	Van Kampen began managing the Comstock Portfolio (formerly Strategic Value) and Mid-Cap Growth Portfolio effective 5/1/03.

Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to (i) various indices so that investors may compare a Portfolio’s results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Quotations of yield or total return for the Fund will not take into account charges and deductions against any Separate Accounts to which the Fund shares are sold or charges and deductions against the Contracts issued or administered by Pacific Life or its subsidiaries. The Portfolio’s yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Accounts or the Contracts. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio’s investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

TAXATION

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in each Portfolio by the separate accounts of life insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Series as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the “Treasury Regulations”) and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of each Portfolio.

Each Portfolio intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”).

To be treated as a regulated investment company, each Portfolio generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other

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securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders (the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If a Portfolio failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements described below, with the result that the variable contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

Each Portfolio also intends to comply with diversification regulations under Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Portfolio, and in particular, the Inflation Managed Portfolio, to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. government.

If a Portfolio invests in shares of a foreign investment company, the Portfolio may be subject to U.S. federal income tax on a portion of an “excess distribution” from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. The Portfolio may be eligible to elect alternative tax treatment that would mitigate the effects of owning foreign investment company stock.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign

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currency and the time that Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income.

The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner’s control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is not known what standards will be set forth in the regulations or rulings.

In the event that the rules or regulations are adopted there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Trust will not have to change any Portfolio’s investment objective or investment policies. While each Portfolio’s investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Portfolios as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Portfolios underlying the Separate Accounts.

For information concerning the federal income tax consequences to the holder of a variable contract, such holders should consult the prospectus for the particular contract.

Distributions

Distributions by a Portfolio of any investment company taxable income (which includes, among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will be treated as ordinary income for tax purposes in the hands of a shareholder (a Separate Account). Distributions of net capital gains (the excess of any net long-term capital gains over net short-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will generally be treated by a Separate Account as either “20% Rate Gain” or “28% Rate Gain,” depending upon the Portfolio’s holding period for the assets sold, regardless of the length of time a Separate Account has held Portfolio shares.

Hedging Transactions

The diversification requirements applicable to a Portfolio’s assets may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, or forward contracts.

OTHER INFORMATION

Concentration Policy

Under each Portfolio’s investment restrictions, except the Financial Services, Health Sciences, Technology, Telecommunications, and Real Estate Portfolio’s, a Portfolio may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or

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instrumentalities (“government issued”) are considered government securities. The Portfolios take the position that mortgage-related securities, whether government issued or privately issued, do not represent interests in any particular “industry” or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, the Fund, in consultation with its Portfolio Managers, utilizes its own industry classifications.

Brokerage Enhancement Plan

The Fund has adopted a Brokerage Enhancement Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may enter into agreements or arrangements with brokers or dealers, pursuant to which brokerage transactions can be directed on behalf of a Portfolio to the participating broker-dealer to execute the transaction in return for credits, other compensation or other types of benefits to be awarded to the Fund.

The credits, compensation or benefits earned as a result of directed brokerage can be used in a number of ways to promote the distribution of the Fund’s shares. These ways include paying for all or part of the expenses for: (i) PSD to participate in or sponsor seminars, sales meetings, conferences, and other events held by the broker-dealer; (ii) broker/dealers to conduct due diligence on the Fund or the variable contracts (to help that broker-dealer defray the expenses of its due diligence); (iii) disseminating sales literature about the Fund or the variable contracts (to help defray its related expenses); or (iv) placing the Fund or the variable contracts on a list of eligible funds or variable contracts that may be offered by that broker-dealer’s registered representatives (to help compensate it for the associated expenses). In 2002, principal types of activities for which payments were made under the Plan included items in (i), (ii) and (iii) above.

PSD can indirectly benefit from the Plan in that securities brokerage allocated to a broker-dealer may help defray, in whole or in part, distribution expenses that otherwise would be borne by PSD or an affiliate. The Plan also permits credits generated by securities transactions from one Portfolio to inure to the benefits of that Portfolio, of any other Portfolio, or to the Fund as a whole.

The Plan provides that it is subject to annual renewal by the Board, including those Trustees of the Fund who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the “Rule 12b-1 Trustees”), and that PSD provide the Trustees with a written report of securities transactions directed under the Plan, currently on a quarterly basis. The Plan also provides that it may be terminated at any time by the vote of a majority of the Rule 12b-1 Trustees, and that all material Plan amendments must be approved by a vote of the Rule 12b-1 Trustees.

Capitalization

The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 4, 1987. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Fund. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

Under Massachusetts law, shareholders could under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

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Estimated expenses incurred in connection with the Fund’s organization and establishment of the Short Duration Bond and Small-Cap Value Portfolios in 2003 and the public offering of shares of those Portfolios were approximately $10,472 per Portfolio. Estimated expenses incurred in connection with the Fund’s organization and establishment of the Equity Income and Research Portfolios in 2002 and the public offering of the shares of those Portfolios were approximately $11,469 per Portfolio. These costs will be expensed and charged separately to each of the Portfolios as incurred.

Voting Rights

Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Portfolio, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or portfolio management agreement. In this regard, the Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Fund will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received. The Fund’s shares do not have cumulative voting rights.

Custodian and Transfer Agency and Dividend Disbursing Services

State Street Bank and Trust Company of California, NA (“State Street”), a national banking association chartered by the Comptroller of the Currency, with a principal office at 633 West 5th Street, Los Angeles, CA 90071, serves as Custodian of the Fund. Under the agreement with the Fund, State Street is permitted to hold assets of the Fund in an account that it maintains or at its parent, State Street Bank and Trust Company (“State Street Boston”), a Massachusetts banking corporation with a principal place of business at 225 Franklin Street, Boston, Massachusetts 02110. Pursuant to rules or other exemptions under the 1940 Act, the Fund may maintain foreign securities and cash for the Fund in the custody of certain eligible foreign banks and securities depositories.

State Street Boston will place and maintain the foreign assets of the Fund in the care of eligible foreign custodians determined by State Street Boston and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories.

Pacific Life provides dividend disbursing and transfer agency services to the Fund.

Financial Statements

The financial statements of the Fund as of December 31, 2002, including the notes thereto, are incorporated by reference in this Statement of Additional Information from the Annual Report of the Fund dated as of December 31, 2002. The financial statements have been audited by Deloitte & Touche LLP, independent auditors.

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Independent Auditors

Deloitte & Touche LLP serves as the independent auditors for the Fund. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

Counsel

Dechert LLP, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as outside counsel to the Fund.

Code of Ethics

The Fund and each of its Portfolio Managers have adopted codes of ethics which have been approved by the Fund’s Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Investment Adviser or Portfolio Managers who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by Portfolios of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Fund’s Code of Ethics requires reporting to the Board of Trustees on compliance violations.

Registration Statement

This Statement of Additional Information and the Prospectus do not contain all the information included in the Fund’s Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

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APPENDIX

Description of Bond Ratings

Corporate Bonds: Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody’s possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody’s Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated AA by Standard & Poor’s are judged by Standard & Poor’s to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor’s highest rating). Bonds rated AAA are considered by Standard & Poor’s to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

Bonds rated A by Standard & Poor’s, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

Standard & Poor’s BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.

Moody’s Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody’s generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds rated Caa by Moody’s are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody’s to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody’s bond ratings, are regarded by Moody’s as having extremely poor prospects.

Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

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A bond rated BB, B, CCC, and CC by Standard & Poor’s is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Commercial Paper:  The Prime rating is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

Commercial paper rated A by Standard & Poor’s has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating, (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer’s industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.

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PACIFIC SELECT FUND

Part C:    OTHER INFORMATION

Item 23.    Exhibits

(a)(1)	Agreement and Declaration of Trust[5]

(a)(2)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – I-Net Tollkeeper[8]

(a)(3)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Focused 30 and Strategic Value[8]

(a)(4)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Bond and Income Portfolio[9]

(a)(5)

Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth and Blue Chip[9]

(a)(6)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Large-Cap Core[10]

(a)(7)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Equity Income and Research[10]

(a)(8)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Small-Cap Equity, International Value, Inflation Managed[15]

(a)(9)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Real Estate[13]

(a)(10)	Written Instrument Amending the Amended and Restated Agreement and Declaration of Trust – Main Street Core, Short Duration Bond, Small Cap – Value and Comstock

(b)	By-Laws[5]

(c)	Instruments Defining Rights of Holders of Securities[1]

(d)(1)	Investment Advisory Agreement[1]

(d)(2)	Portfolio Management Agreement – Capital Guardian Trust Company[1]

(d)(3)	Portfolio Management Agreement – Janus Capital Management LLC[13]

(d)(4)	Form of Portfolio Management Agreement – Van Kampen

(d)(5)	Portfolio Management Agreement – Goldman Sachs Asset Management L.P.

(d)(6)	Portfolio Management Agreement – Pacific Investment Management Company LLC[7]

(d)(7)	Addendum to Advisory Agreement – Large-Cap, Mid-Cap, Small-Cap Index, REIT[4]

(d)(8)	Addendum to Portfolio Management Agreement – Pacific Investment Management Company LLC[3]

(d)(9)	Addendum to Advisory Agreement – International Large-Cap and Diversified Research[5]

(d)(10)	Portfolio Management Agreement – Salomon Brothers Asset Management Inc[4]

(d)(11)	Portfolio Management Agreement – Lazard Asset Management[4]

(d)(12)	Addendum to Advisory Agreement – I-Net Tollkeeper[6]

(d)(13)	Portfolio Management Agreement – Capital Guardian Trust Company[5]

(d)(14)	Portfolio Management Agreement – Mercury Advisors[5]

(d)(15)

Addendum to Advisory Agreement – Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth, Blue Chip and International Value[9]

(d)(16)	Portfolio Management Agreement – AIM Capital Management, Inc.[9]

(d)(17)	Portfolio Management Agreement – INVESCO Funds Group, Inc.[9]

(d)(18)	Portfolio Management Agreement – MFS Investment Management[9]

(d)(19)	Portfolio Management Agreement – Lazard Asset Management[9]

(d)(20)	Amendment to Portfolio Management Agreement – Pacific Investment Management Company LLC[9]

(d)(21)	Addendum to Advisory Agreement – Equity Income and Research[11]

(d)(22)	Portfolio Management Agreement – Putnam Investment Management, LLC[11]

(d)(23)	Amendment to Advisory Agreement – I-Net Tollkeeper[13]

(d)(24)	Amendment to Portfolio Management Agreement – I-Net Tollkeeper[14]

(d)(25)	Amendment to Advisory Agreement – Emerging Markets[14]

(d)(26)	Portfolio Management Agreement – Oppenheimer Funds, Inc.

(d)(27)	Addendum to Advisory Agreement – Small-Cap Value, and Short Duration Bond

(d)(28)	Portfolio Management Agreement – PIMCO Advisors Retail Holdings LLC and NFJ Investment Group L.P. (“PIMCO – NFJ”)

(d)(29)	Fee Schedule to Portolio Management Agreement – AIM Capital Management, Inc.

(e)(1)	Distribution Agreement[5]

(e)(2)	Addendum to Distribution Agreement – I-Net Tollkeeper[6]

(e)(3)	Addendum to Distribution Agreement – Focused 30 and Strategic Value[8]

(e)(4)	Exhibit A to Distribution Agreement – Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth and Blue Chip[9]

(e)(5)	Exhibit A to Distribution Agreement – Equity Income and Research[11]

(e)(6)	Exhibit A to Distribution Agreement[14]

(e)(7)	Exhibit A to Distribution Agreement – Main Street Core, Comstock, Small-Cap Value, and Short Duration Bond

(f)	Amended and Restated Trustees’ Deferred Compensation Plan[14]

(g)(1)	Custody Agreement[14]

(g)(2)	Exhibit A to Custody Agreement – Equity Income and Research[13]

(g)(3)	Form of Amendment to Custody and Investment Accounting Agreement[14]

(g)(4)	Form of Financial Services Agreement[15]

(g)(5)	Exhibit A to Custody Agreement – Main Street Core, Comstock, Small-Cap Value, and Short Duration Bond

(h)(1)	Agency Agreement[1]

(h)(2)	Participation Agreement[6]

(h)(3)	Agreement for Support Services[2]

(h)(4)	Addendum to Agency Agreement – Large-Cap, Mid-Cap, Small-Cap Index, and REIT[4]

(h)(5)	Addendum to Agency Agreement – International Large-Cap and Diversified Research[5]

(h)(6)	Addendum to Agency Agreement – I-Net Tollkeeper[7]

(h)(7)	Addendum to Participation Agreement – I-Net Tollkeeper[6]

(h)(8)	Addendum to Agency Agreement – Focused 30 and Strategic Value[8]

(h)(9)	Addendum to Participation Agreement – Focused 30 and Strategic Value[8]

(h)(10)

Schedule of Portfolios to Agency Agreement – Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth, and Blue Chip[9]

(h)(11)	Addendum to Participation Agreement – Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth, and Blue Chip[9]

(h)(12)	Expense Limitation Agreement[8]

(h)(13)	Amendment to Expense Limitation Agreement – Strategic Value and Focused 30[8]

(h)(14)

Schedule A to Expense Limitation Agreement – Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth, and Blue Chip[9]

(h)(15)	Schedule of Portfolios to Agency Agreement – Equity Income and Research[11]

(h)(16)	Addendum to Participation Agreement – Equity Income and Research[11]

(h)(17)	Schedule A to Expense Limitation Agreement – Equity Income and Research[11]

(h)(18)	Amendment to Expense Limitation Agreement[14]

(h)(19)	Schedule of Portfolios to Agency Agreement – Small-Cap Value, Comstock, Main Street Core, and Short Duration Bond

(h)(20)	Schedule A to Expense Limitation Agreement – Small-Cap Value, Main Street Core, Comstock, and Short Duration Bond

(h)(21)	Exhibit B to Participation Agreement – Small-Cap Value, Main Street Core, Comstock, and Short Duration Bond

(i)	Opinion and Consent of Counsel[1]

(j)	Auditor’s Consent

(k)	Not Applicable

(l)	Not Applicable

(m)	Brokerage Enhancement Plan[6]

(m)(1)	Schedule A to Brokerage Enhancement Plan – I-Net Tollkeeper[7]

(m)(2)	Schedule A to Brokerage Enhancement Plan – Focused 30 and Strategic Value[8]

(m)(3)	Schedule A to Brokerage Enhancement Plan – Global Growth, Mid-Cap Growth, Capital Opportunities, Technology, Financial Services, Telecommunications, Health Sciences, Aggressive Growth, and Blue Chip[9]

(m)(4)	Schedule A to Brokerage Enhancement Plan – Equity Income and Research[11]

(m)(5)	Schedule A to Brokerage Enhancement Plan – Main Street Core, Comstock, Small-Cap Value, and Short Duration Bond[15]

(n)	Not Applicable

(o)	Not Applicable

(p)(1)	Code of Ethics – Pacific Select Fund[12]

(p)(2)	Code of Ethics – Capital Guardian Trust Company[7]

(p)(3)	Code of Ethics – Goldman Sachs Asset Management[14]

(p)(4)	Code of Ethics – Janus Capital Management LLC[7]

(p)(5)	Code of Ethics – Lazard Asset Management[11]

(p)(6)	Code of Ethics – Mercury Advisors[7]

(p)(7)	Code of Ethics – Van Kampen[14]

(p)(8)	Code of Ethics – Pacific Investment Management Company LLC[12]

(p)(9)	Code of Ethics – Salomon Brothers Asset Management Inc[7]

(p)(10)	Code of Ethics – Pacific Life Insurance Company Securities Division[14]

(p)(11)	Code of Ethics – AIM Capital Management, Inc.[14]

(p)(12)	Code of Ethics – INVESCO Funds Group, Inc.[8]

(p)(13)	Code of Ethics – MFS Investment Management[8]

(p)(14)	Code of Ethics – Putnam Investment Management, LLC[10]

(p)(15)	Code of Ethics – OppenheimerFunds, Inc.[13]

(p)(16)	Code of Ethics – PIMCO-NFJ[15]

[1]	Included in Registrant’s Form Type N1A/A, Accession No. 0000898430-95-002464 filed on November 22, 1995 and incorporated by reference herein.

[2]	Included in Registrant’s Form Type N1A/A, Accession No. 0000898430-96-000275 filed on February 1, 1996 and incorporated by reference herein.

[3]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-97-000728 filed on April 25, 1997 and incorporated by reference herein.

[4]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-98-001954 filed on September 4, 1998 and incorporated by reference herein.

[5]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-00-000474 filed on February 16, 2000 and incorporated by reference herein.

[6]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-00-000983 filed on April 26, 2000 and incorporated by reference herein.

[7]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-00-001495 filed on July 14, 2000 and incorporated by reference herein.

[8]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-00-002163 filed on October 18, 2000 and incorporated by reference herein.

[9]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-01-000433 filed on February 27, 2001 and incorporated by reference herein.

[10]	Included in Registrant’s Form Type N1A/A, Accession No. 0000898430-01-502973 filed on October 15, 2001 and incorporated by reference herein.

[11]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-01-500980 filed on December 27, 2001 and incorporated by reference herein.

[12]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-02-000440 filed on March 15, 2002 and incorporated by reference herein.

[13]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-02-001726 filed on October 7, 2002 and incorporated by reference herein.

[14]	Included in Registrant’s Form Type N1A/B, Accession No. 0001017062-02-002145 filed on December 18, 2002 and incorporated by reference herein.

[15]	Included in Registrant’s Form Type N1A/A, Accession No. 0001017062-03-000155 filed on February 7, 2003 and incorporated by reference herein.

Item 24.    Persons Controlled by or Under Common Control with the Fund

Pacific Life Insurance Company (“Pacific Life”), on its own behalf and onbehalf of its Separate Account A, Separate Account B, Pacific Select Variable Annuity, Pacific Select Exec, Pacific COLI, Pacific COLI II, Pacific COLI III, Pacific Select, Separate Account A of Pacific Life & Annuity Company, Pacific Select Exec Separate Account of Pacific Life & Annuity Company, and Pacific Corinthian Variable Account Separate Accounts (“Separate Accounts”), owns of record the outstanding shares of the Series of Registrant. Pacific Life Insurance Company will vote fund shares in accordance with instructions received from Policy Owners having interests in the Variable Accounts of its Separate Accounts.

Item 25.    Indemnification

Reference is made to Article V of the Registrant’s Declaration of Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.    Business and Other Connections of the Investment Adviser

Each investment adviser, and the trustees or directors and officers of each investment adviser and their business and other connections are as follows:

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Life Insurance Company

Pacific Life	Thomas C. Sutton

Director, Chairman of the Board and Chief Executive Officer of Pacific Life Insurance Company, January 1990 to present; Director, Chairman of the Board and Chief Executive Officer of Pacific Mutual Holding Company and Pacific LifeCorp, August 1997 to present; Director (March 1989 to present) Chairman (July 1989 to present) and Chief Executive Officer (August 2001 to present) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Co.); Director of: Mutual Service Corporation, PM Realty Advisors, Inc., Pacific Financial Products, Inc., and similar positions with various affiliated companies of Pacific Life Insurance Company; Director of: Newhall Land & Farming; Edison International; The Irvine Company and Former Chairman of the American Council of Life Insurance; and Former Director of: Pacific Corinthian Life Insurance Company, Cadence Capital Management Corporation, NFJ Investment Group, Inc., Pacific Financial Asset Management Corporation, Pacific Investment Management Company, Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.), former Management Board member of PIMCO Advisors L.P., and Chairman and Trustee of Pacific Funds (June 2001 to present).

Pacific Life	Glenn S. Schafer

Director (November 1994 to present) and President (January 1995 to present) of Pacific Life Insurance Company; Director and President of Pacific Mutual Holding Company and Pacific LifeCorp, August 1997 to present; Director (January 1990 to present) and President (August 2001 to present) of: Pacific Life & Annuity Company (formerly PM Group Life Insurance Company); Mutual Service Corporation; PM Realty Advisors, Inc.; and similar positions with various affiliated companies of Pacific Life Insurance Company; Former Director of Pacific Corinthian Life Insurance Company; Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.); former Management Board member of PIMCO Advisors L.P., Trustee; President of Pacific Funds (June 2001 to present) and Director of Beckman Coulter, Inc. (July 2002 to present)

Pacific Life	David R. Carmichael

Director (since August 1997), Senior Vice President and General Counsel of Pacific Life Insurance Company, April 1992 to present; Senior Vice President and General Counsel of Pacific Mutual Holding Company and Pacific LifeCorp, August 1997 to present; Senior Vice President and General Counsel of Pacific Life & Annuity Company (formerly PM Group Life Insurance Company), July 1998 to present; Director of Pacific Life & Annuity (formerly PM Group Life Insurance Company); and Association of California Health and Life Insurance Companies. Former Director of Pacific Corinthian Life Insurance Company; and President (since June 2002) and former Director of Association of Life Insurance Counsel.

Name of Adviser	Name of Individual	Business and Other Connections

Pacific Life	Audrey L. Milfs

Director (since August 1997), Vice President (since April 1991) and Corporate Secretary (since July 1983) of Pacific Life Insurance Company; Vice President and Secretary of Pacific Mutual Holding Company and Pacific LifeCorp, August 1997 to present; Director (since March 1988), Vice President (since February 1999), and Secretary (since September 1982) of Pacific Life & Annuity Company (formerly PM Group Life Insurance Company); Director, Vice President and Secretary to several affiliated companies of Pacific Life Insurance Company, and Secretary of Pacific Funds (June 2001 to present).

Pacific Life	Khanh T. Tran

Director (since August 1997), Executive Vice President (since April 2001) and Chief Financial Officer (since June 1996) of Pacific Life Insurance Company, Senior Vice President (June 1996 to April 2001); Vice President and Treasurer (November 1991 to June 1996) of Pacific Life Insurance Company, Executive Vice President (April 2001 to present) and Chief Financial Officer (August 1997 to present) and Senior Vice President (August 1991 to April 2001) of Pacific LifeCorp and Pacific Mutual Holding Company. Executive Vice President and Chief Financial Officer to several affiliated companies of Pacific Life Insurance Company. Former Director of Prandium, Inc. (April 2001 to July 2002)

Pacific Life	Edward R. Byrd

Vice President and Controller of Pacific Life Insurance Company, August 1992 to present; Director (since January 1998), Vice President and CFO of Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.); Vice President and Controller of Pacific Mutual Holding Company and Pacific LifeCorp, August 1997 to present; and similar positions with various affiliated companies of Pacific Life Insurance Company.

Pacific Life	Brian D. Klemens

Vice President and Treasurer of Pacific Life Insurance Company, December 1998 to Present; and Assistant Vice President and Assistant Controller of Pacific Life Insurance Company, April 1994 to December 1998; Vice President and Treasurer of Pacific LifeCorp and Pacific Mutual Holding Company, June 1999 to present; Vice President and Treasurer of several affiliated companies of Pacific Life Insurance Company (February 1999 to present); and Vice President and Treasurer of Pacific Funds (June 2001 to present).

Pacific Life	Larry J. Card

Executive Vice President of Pacific Life Insurance Company, January 1995 to present; Executive Vice President of Pacific Mutual Holding Company and Pacific LifeCorp, August 1997 to present and similar positions with various affiliated companies of Pacific Life Insurance Company.

Name of Adviser	Name of Individual	Business and Other Connections
Pacific Investment Management Company (“PIMCO”)		Investment Adviser

PIMCO	Michael R. Asay	Executive Vice President

PIMCO	Tamara J. Arnold, CFA	Executive Vice President

PIMCO	Brian P. Baker	Executive Vice President (SINGAPORE)

PIMCO	Stephen B. Beaumont	Senior Vice President

PIMCO	William R. Benz, CFA	Managing Director

PIMCO	Gregory A. Bishop	Senior Vice President

PIMCO	John B. Brynjolfsson	Managing Director

PIMCO

PIMCO	Sabrina C. Callin	Senior Vice President

PIMCO	Marcia K. Clark	Vice President

PIMCO	Cyrille Conseil	Senior Vice President

PIMCO	Douglas Cummings	Vice President

PIMCO	Wendy W. Cupps	Executive Vice President

PIMCO	Chris P. Dialynas	Managing Director

PIMCO	David J. Dorff	Senior Vice President

PIMCO	Michael G. Dow	Senior Vice President

PIMCO	Anita Dunn	Vice President

PIMCO	Mohamed A. El-Erian	Managing Director

PIMCO	Stephanie D. Evans	Vice President

PIMCO	Teri Frisch	Senior Vice President

PIMCO	Yuri P. Garbuzov	Senior Vice President

PIMCO	William H. Gross, CFA	Managing Director

PIMCO	John L. Hague	Managing Director

PIMCO	Gordon C. Hally, CIC	Executive Vice President

PIMCO	Pasi M. Hamalainen	Managing Director

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	John P. Hardaway	Senior Vice President

PIMCO	Brent R. Harris, CFA	Managing Director

PIMCO	Raymond C. Hayes	Senior Vice President

PIMCO	David C. Hinman	Executive Vice President

PIMCO	Douglas M. Hodge, CFA	Managing Director

PIMCO	Brent L. Holden, CFA	Managing Director

PIMCO	Dwight F. Holloway, Jr., CFA, CIC	Executive Vice President (LONDON)

PIMCO	Mark T. Hudoff	Executive Vice President

PIMCO	Margaret E. Isberg	Managing Director

PIMCO	Thomas J. Kelleher, III	Vice President

PIMCO	James M. Keller	Managing Director

PIMCO	Raymond G. Kennedy, CFA	Managing Director

PIMCO	Mark R. Kiesel	Executive Vice President

PIMCO	Steven Kirkbaumer	Senior Vice President

PIMCO	John S. Loftus, CFA	Managing Director

PIMCO	David C. Lown	Executive Vice President

PIMCO	Joseph McDevitt	Executive Vice President

PIMCO	Andre J. Mallegol	Senior Vice President

PIMCO	Scott W. Martin	Vice President

PIMCO	Michael E. Martini	Senior Vice President

PIMCO	Scott A. Mather	Executive Vice President

PIMCO	Dean S. Meiling, CFA	Managing Director

PIMCO	Jonathan D. Moll	Executive Vice President

PIMCO	Mark E. Metsch	Vice President

PIMCO	Kristen S. Monson	Executive Vice President

PIMCO	James F. Muzzy, CFA	Managing Director

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Douglas J. Ongaro	Senior Vice President

PIMCO	Thomas J. Otterbein, CFA	Executive Vice President

PIMCO	Kumar N. Palghat	Executive Vice President

PIMCO	Keith Perez	Senior Vice President

PIMCO	Mohan V. Phansalkar	Executive Vice President, Chief Legal Officer

PIMCO	Elizabeth M. Philipp	Executive Vice President

PIMCO	David J. Pittman	Vice President

PIMCO	William F. Podlich III	Managing Director

PIMCO	William C. Powers	Managing Director

PIMCO	Mark A. Romano	Senior Vice President

PIMCO	Scott L. Roney, CFA	Senior Vice President

PIMCO	Cathy T. Rowe	Vice President

PIMCO	Seth R. Ruthen	Executive Vice President

PIMCO	Jeffrey M. Sargent	Senior Vice President

PIMCO	Ernest L. Schmider	Managing Director

PIMCO	Leland T. Scholey, CFA	Senior Vice President

PIMCO	Stephen O. Schulist	Senior Vice President

PIMCO	Iwona E. Scibisz	Vice President

PIMCO	Denise C. Seliga	Senior Vice President

PIMCO	Kyle J. Theodore	Senior Vice President

PIMCO	Lee R. Thomas	Managing Director

PIMCO	William S. Thompson, Jr.	Chief Executive Officer and Managing Director

PIMCO

PIMCO	Richard E. Tyson	Senior Vice President

PIMCO	Peter A. Van de Zilver	Vice President

PIMCO	Richard M. Weil	Chief Operating Officer, Managing Director

PIMCO	George H. Wood, CFA	Executive Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	David Young	Senior Vice President (LONDON)

PIMCO	Changhong Zhu	Executive Vice President

PIMCO

PIMCO	Marcellus M. Fisher	Senior Vice President

PIMCO	Jeffrey T. Ludwig	Senior Vice President

PIMCO	Sudesh N. Mariappa	Managing Director

PIMCO	Curtis A. Mewbourne	Executive Vice President

PIMCO	John Norris	Vice President

PIMCO	Bradley W. Paulson	Executive Vice President

PIMCO	Paul W. Reisz	Vice President

PIMCO	Ivor Schucking	Senior Vice President

PIMCO	Mark V. McCray	Executive Vice President

PIMCO	Len W. Jacobs	Executive Vice President

PIMCO	Susie L. Wilson	Executive Vice President

PIMCO	John Wilson	Executive Vice President

PIMCO	Bret W. Estep	Vice President

PIMCO	Daniel J. Ivascyn	Senior Vice President

PIMCO	Henrik P. Larsen	Vice President

PIMCO	Adam Borneleit	Senior Vice President

PIMCO	Craig A. Dawson	Senior Vice President

PIMCO	Jeri A. Easterday	Vice President

PIMCO	Joseph A. Fournier	Vice President

PIMCO	Gregory S. Grabar	Vice President

PIMCO	John M. Miller	Senior Vice President

PIMCO	Gail Mitchell	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Terry Y. Nercessian	Vice President

PIMCO	Shigeki Okamura	Senior Vice President

PIMCO	Ronald M. Reimer	Vice President

PIMCO	Yiannis Repoulis	Vice President

PIMCO	Carol E. Rodgerson	Vice President

PIMCO	Jason R. Rosiak	Vice President

PIMCO	Timothy L. Shaler	Vice President

PIMCO	Erica H. Sheehy	Vice President

PIMCO	Christine M. Telish	Vice President

PIMCO	Powell C. Thurston	Vice President

PIMCO	Cheng-Yuan Yu	Senior Vice President

PIMCO	Paul A. McCulley	Managing Director

PIMCO	John C. Maney	Chief Financial Officer

PIMCO	Vineer Bhansali	Executive Vice President

PIMCO	Emanuele Ravano	Executive Vice President

PIMCO	W. Scott Simon	Executive Vice President

PIMCO	Makoto Takano	Executive Vice President

PIMCO	Charles Wyman	Executive Vice President

PIMCO	W.H. Bruce Brittain	Senior Vice President

PIMCO	Stephen S. Goldman	Senior Vice President

PIMCO	Peter Lindgren	Senior Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Tomoya Masanao	Senior Vice President

PIMCO	Akinori Matsui	Senior Vice President

PIMCO	James P. Meehan, Jr.	Senior Vice President

PIMCO	Mark Porterfield	Senior Vice President

PIMCO	Mark B.M. van Heel	Senior Vice President

PIMCO	Nicolette Beyer	Vice President

PIMCO	Erik C. Brown	Vice President

PIMCO	Kirsten J. Burton	Vice President

PIMCO	William E. Cullinan	Vice President

PIMCO	Suhail H. Dada	Senior Vice President

PIMCO	Birgitte Danielsen	Vice President

PIMCO	Jennifer E. Durham	Vice President

PIMCO	Michael Eberhardt	Vice President

PIMCO	Edward L. Ellis	Vice President

PIMCO	Kristine L. Foss	Vice President

PIMCO	Julian Foxall	Vice President

PIMCO	Richard F. Fulford	Vice President

PIMCO	Darius Gagne	Vice President

PIMCO	Robert J. Greer	Vice President

PIMCO	Shailesh Gupta	Vice President

PIMCO	Kazunori Harumi	Vice President

PIMCO	Arthur J. Hastings	Vice President

PIMCO	James Hudson	Vice President

PIMCO	James Johnstone	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Kenji Kawamura	Vice President

PIMCO	Masahiro Kido	Vice President

PIMCO	Tetsuro Kondo	Vice President

PIMCO	W.M. Reese Lackey	Vice President

PIMCO	Yanay Lehavi	Vice President

PIMCO	Naoto Makinoda	Vice President

PIMCO	Kendall P. Miller	Vice President

PIMCO	Scott Millimet	Senior Vice President

PIMCO	Masabumi Moriguchi	Vice President

PIMCO	Gillian O’Connell	Vice President

PIMCO	Ric Okun	Vice President

PIMCO	Evan T. Pan	Vice President

PIMCO	Jennifer L. Prince	Vice President

PIMCO	Stephen Rodosky	Senior Vice President

PIMCO	William E. Sharp	Vice President

PIMCO	Scott M. Spalding	Vice President

PIMCO	Tami L. Vendig	Vice President

PIMCO	Mihir P. Worah	Vice President

PIMCO	Michael J. Willemsen	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Laura Ahto	Senior Vice President (London)

PIMCO	G. Steven Gleason	Senior Vice President

PIMCO	PeterPaul Pardi	Senior Vice President

PIMCO	Bruce Pflug	Senior Vice President

PIMCO	James A. Ramsey	Senior Vice President

PIMCO	Joshua M. Anderson	Vice President

PIMCO	William Chipp	Vice President

PIMCO	John Cummings	Vice President

PIMCO	Gregory T. Gore	Vice President

PIMCO	Robert A. Fields	Vice President

PIMCO	Paul Harrison	Vice President (Sydney)

PIMCO	Simon J. Horsington	Vice President (London)

PIMCO	Lori Hsu	Vice President

PIMCO	Koji Ishida	Vice President (Tokyo)

PIMCO	Elissa Johnson	Vice President (London)

PIMCO	Kelly Johnson	Vice President

PIMCO	M. Theresa Vallarta-Jordal	Vice President

PIMCO	Josh Katz	Vice President

PIMCO	Benjamin Kelly	Vice President

PIMCO	Kevin Kuhner	Vice President

PIMCO	Hiroshi Kuno	Vice President (Tokyo)

PIMCO	Aaron Low	Vice President (Singapore)

PIMCO	Ramon Maronilla	Vice President (Singapore)

PIMCO	Robert Matsuhisa	Vice President

PIMCO	Sugako Mayuzumi	Vice President (Tokyo)

Name of Adviser	Name of Individual	Business and Other Connections

PIMCO	Alfred Murata	Vice President

PIMCO	Roger Nieves	Vice President

PIMCO	Stephanie Packer	Vice President

PIMCO	Richard Plamer	Vice President

PIMCO	Saumil Parikh	Vice President

PIMCO	Jeff Plein	Vice President (Tokyo)

PIMCO	Wendong Qu	Vice President

PIMCO	Danelle Reimer	Vice President

PIMCO	Melody Rollins	Vice President

PIMCO	Cathy T. Rowe	Vice President

PIMCO	Devin Sellers	Vice President (New York)

PIMCO	Christina Stauffer	Vice President

PIMCO	Peter Strelow	Vice President

PIMCO	Jamie Stuttard	Vice President (London)

PIMCO	Barry L. Wilson	Vice President

Name of Adviser	Name of Individual	Business and Other Connections

Capital Guardian Trust Company	Andrew F. Barth

Director and President, Capital Guardian Trust Company; Director, President and Research Director, Capital International Research, Inc. Formerly, Executive Vice President, Capital Guardian Research Company; Director, Capital Research and Management Company; and Director and President, Capital Guardian Research Company.

Capital Guardian Trust Company	Michael D. Beckman

Director, Senior Vice President, Capital Guardian Trust Company; Director, The Capital Group Companies, and Capital Guardian Trust Company of Nevada; Director and President, Capital International Asset Management, Inc.; Director, President and Treasurer, Capital International Financial Services, Inc.; Chief Financial Officer and Secretary, Capital International Asset Management (Canada), Inc.; Senior Vice President, Capital Group International, Inc. Formerly, Senior Vice President and Chief Financial Officer, Capital Bank and Trust Company; Chairman and Director, Capital International Asia Pacific Management Company; Treasurer, Capital Guardian Trust Company, Capital Guardian (Canada), Inc., and Capital Guardian Research Company.

Capital Guardian Trust Company	Michael A. Burik

Senior Vice President and Senior Counsel, Capital Guardian Trust Company and Capital International, Inc.; and Vice President and Secretary, Capital International Financial Services, Inc. Formerly, Senior Counsel, The Capital Group Companies, Inc.

Capital Guardian Trust Company	Elizabeth A. Burns	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Roberta A. Conroy

Senior Vice President, and Senior Counsel, Capital Guardian Trust Company; Senior Vice President, Senior Counsel, Capital International, Inc.; Secretary, Capital Group International, Inc. Formerly, Director, Capital Guardian Trust Company; Secretary, Capital Management Services, Inc. and Capital International, Inc.; Assistant General Counsel, The Capital Group Companies, Inc.; and Secretary, Capital Guardian International, Inc.

Capital Guardian Trust Company	John B. Emerson

Senior Vice President, Capital Guardian Trust Company; Director and President, Capital Guardian Trust Company, a Nevada Corporation. Formerly, Executive Vice President, Capital Guardian Trust Company, a Nevada Corporation.

Capital Guardian Trust Company	Michael R. Ericksen	Director and Senior Vice President, Capital Guardian Trust Company; Director and President, Capital International Limited. Formerly, Senior Vice President of Capital International Limited.

Capital Guardian Trust Company	Michael A. Felix

Senior Vice President and Treasurer, Capital Guardian Trust Company; Capital Guardian (Canada), Inc.; Director and Senior Vice President, Capital International, Inc. Formerly, Vice President Capital Guardian Trust Company; Director Capital International, Inc.

Name of Adviser	Name of Individual	Business and Other Connections

Capital Guardian Trust Company	David I. Fisher

Director and Vice Chairman, Capital International, Inc. and Capital International Limited; Director and Chairman, Capital Group International, Inc. and Capital Guardian Trust Company; Director and President, Capital International Limited (Bermuda); Director, The Capital Group Companies, Inc., Capital International Research, Inc., and Capital Group Research, Inc. Formerly, Director and Chairman, Capital International S.A.; Director and Vice Chairman Capital International K.K.; and Director, Capital Research and Management Company

Capital Guardian Trust Company	Clive N. Gershon	Senior Vice President, Capital Guardian Trust Company. Formerly, Vice President Capital Guardian Trust Company.

Capital Guardian Trust Company	Richard N. Havas

Senior Vice President, Capital Guardian Trust Company, Capital International, Inc., Capital International Limited, and Capital International Research, Inc.; Director and Senior Vice President, Capital Guardian (Canada), Inc.; and Director, Capital International Asset Management (Canada), Inc. Formerly, Director and Senior Vice President, Capital International Research, Inc.

Capital Guardian Trust Company	Frederick M. Hughes, Jr	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Mary M. Humphrey	Senior Vice President, Capital Guardian Trust Company. Formerly, Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	William H. Hurt

Senior Vice President, Capital Guardian Trust Company; Director and Chairman, Capital Guardian Trust Company, a Nevada Corporation and Capital Strategy Research, Inc. Formerly, Director, The Capital Group Companies, Inc. and Capital Guardian Trust Company.

Capital Guardian Trust Company	Peter C. Kelly

Director, Senior Vice President and Senior Counsel, Capital Guardian Trust Company; Director, Senior Vice President, Senior Counsel and Secretary Capital International, Inc.; Director Capital International Emerging Markets Fund. Formerly, Assistant General Counsel, The Capital Group Companies, Inc.

Capital Guardian Trust Company	Charles A. King	Senior Vice President, Capital Guardian Trust Company. Formerly, Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Robert G. Kirby	Chairman Emeritus, Capital Guardian Trust Company; Senior Partner, The Capital Group Companies, Inc.

Capital Guardian Trust Company	Nancy J. Kyle	Director and Senior Vice President, Capital Guardian Trust Company; Director and President, Capital Guardian (Canada), Inc.

Capital Guardian Trust Company	Karin L. Larson

Director, Capital Guardian Trust Company; Director, Chairperson, and President Capital Group Research, Inc., Director and Chairperson, Capital International Research, Inc. Formerly, Director and Senior Vice President, Capital Guardian Research Company; Director and Chairperson, Capital Guardian Research Company; Director, The Capital Group Companies, Inc.,

Capital Guardian Trust Company	James R. Mulally

Director and Senior Vice President, Capital Guardian Trust Company; Senior Vice President, Capital International Limited. Formerly, Director, Capital Guardian Research Company; and Vice President, Capital Research Company.

Name of Adviser	Name of Individual	Business and Other Connections

Capital Guardian Trust Company	Shelby Notkin	Director and Senior Vice President, Capital Guardian Trust Company; Director, Capital Guardian Trust Company, a Nevada Corporation.

Capital Guardian Trust Company	Michael E. Nyeholt	Senior Vice President, Capital Guardian Trust Company. Formerly, Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Mary M. O’Hern	Senior Vice President, Capital Guardian Trust Company, Capital International Limited; and Capital International, Inc.

Capital Guardian Trust Company	Jeffrey C. Paster	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Jason M. Pilalas	Director, Capital Guardian Trust Company; Senior Vice President, Capital International Research, Inc. Formerly, Director and Senior Vice President, Capital Guardian Research Company.

Capital Guardian Trust Company	Paula B. Pretlow	Senior Vice President, Capital Guardian Trust Company. Formerly, Vice President, Capital Guardian Trust Company

Capital Guardian Trust Company	George L. Romine, Jr.	Senior Vice President, Capital Guardian Trust Company

Capital Guardian Trust Company	Robert Ronus

Director and Vice Chairman, Capital Guardian Trust Company; Director and Chairman, Capital Guardian (Canada), Inc., Director and Non-Executive Chairman, The Capital Group Companies, Inc.; Director, Capital Group International, Inc.; Senior Vice President, Capital International, Inc., Capital International Limited and Capital International S.A. Formerly, Chairman, Capital Guardian International Research Company; Director, Capital International, Inc and Capital Guardian Research Company; President Capital Guardian Trust Company.

Capital Guardian Trust Company	Theodore R. Samuels	Director and Senior Vice President, Capital Guardian Trust Company; Director, Capital Guardian Trust Company, a Nevada Corporation. Formerly, Director, Capital Guardian Research Company.

Capital Guardian Trust Company	Lionel A. Sauvage

Director and Senior Vice President, Capital Guardian Trust Company; Senior Vice President, Capital International, Inc.; Director Capital International Research, Inc. Formerly, Director, Capital Guardian Research Company; Vice President, Capital International Research, Inc.

Capital Guardian Trust Company	John H. Seiter

Director and Executive Vice President, Capital Guardian Trust Company; Director, The Capital Group Companies. Formerly, Senior Vice President, Capital Group International, Inc. and Vice President, The Capital Group Companies, Inc.

Capital Guardian Trust Company	Karen L. Sexton	Senior Vice President, Capital Guardian Trust Company. Formerly, Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Lawrence R. Solomon	Director and Vice President, Capital Guardian Trust Company; Senior Vice President, Capital International Research, Inc.; and Director Capital Management Services, Inc.

Name of Adviser	Name of Individual	Business and Other Connections

Capital Guardian Trust Company	Eugene P. Stein

Director and Vice Chairman, Capital Guardian Trust Company; Director, The Capital Group Companies, Inc. Formerly, Director, Capital Guardian Research Company; Executive Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Andrew P. Stenovec	Senior Vice President, Capital Guardian Trust Company. Formerly, Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Phillip A. Swan	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Shaw B. Wagener

Director, Capital Guardian Trust Company, The Capital Group Companies, Inc., and Capital International Management Company S.A.; Director and Chairman, Capital International, Inc.; Director and Senior Vice President, Capital Group International, Inc. Formerly, Director Capital International Asia Pacific Management Company S.A., Capital Research and Management Company; President of Capital International, Inc.

Capital Guardian Trust Company	Eugene M. Waldron	Senior Vice President, Capital Guardian Trust Company.

Capital Guardian Trust Company	Alan J. Wilson

Director and Vice President, Capital Guardian Trust Company; Director, Executive Vice President and Research Director – U.S., Capital International Research, Inc. Formerly, Senior Vice President Capital International Research, Inc.

Name of Adviser	Name of Individual	Business and Other Connections

Janus Capital Corporation		Investment Adviser

Janus Capital Corporation	Thomas A. Early	Vice President, Chief Corporate Affairs Officer, General Counsel and Secretary, Director

Janus Capital Corporation	Mark B. Whiston	President, Chief Executive Officer

Janus Capital Corporation	Loren M. Starr	Vice President, Chief Financial Officer, Director

Janus Capital Corporation	James P. Goff	Vice President, Director of Research

Janus Capital Corporation	Helen Young Hayes	Vice President and Managing Director of Investments

Janus Capital Corporation	Raymond T. Hudner	Vice President and Chief Operations Officer

Janus Capital Corporation	Lars Olof Soderberg	Executive Vice President, Institutional Services

Janus Capital Corporation	Robin C. Beery	Vice President and Chief Marketing Officer

Name of Adviser	Name of Individual	Business and Other Connections

Morgan Stanley Investment Management Inc., doing business in certain instances under the name Van Kampen		Investment Adviser

Van Kampen	Barton M. Biggs	Director, Chairman and Managing Director Morgan Stanley Investment Management Inc. (“MSIM”)

Van Kampen	Jeffrey Miller	Global Director of Compliance and Executive Director, MSIM

Van Kampen	Alexander C. Frank	Treasurer and Managing Director, MSIM

Van Kampen

Van Kampen	Mitchell M. Merin	Director, President and Managing Director, MSIM

Van Kampen	Joseph J. McAlinden	Chief Investment Officer and Managing Director, MSIM

Van Kampen	Rajesh Kumar Gupta	Chief Administrative Officer of Investments and Managing Director, MSIM

Van Kampen	Barry Fink	General Counsel and Secretary, Managing Director, MSIM

Van Kampen	Ronald E. Robison	Chief Operations Officer and Managing Director, MSIM

Name of Adviser	Name of Individual	Business and Other Connections

Goldman Sachs Asset Management		Investment Adviser

Goldman Sachs Asset Management	Henry M. Paulson, Jr.	Chief Executive Officer and Chairman, Goldman, Sachs & Co.

Goldman Sachs Asset Management	John A. Thain	President and Co-Chief Operating Officer, Goldman, Sachs & Co.

Goldman Sachs Asset Management	John L. Thornton	President and Co-Chief Operating Officer, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Lloyd C. Blankfein	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Gary D. Cohn	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Christopher A. Cole	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	J. Michael Evans	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Richard A. Friedman	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Suzanne Nora Johnson	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Robert S. Kapnick	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Kevin W. Kennedy	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Peter S. Kraus	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Andrew J. Melnick	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Eric M. Mindich	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Masanori Mochida	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Thomas K. Montag	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Phillip D. Murphy	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Daniel M. Neidich	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Gregory K. Palm	Counsel and Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Eric S. Schwartz	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Michael S. Sherwood	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Esta Stecher	Senior Counsel and Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Robert K. Steel	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	David A. Viniar	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	John S. Weinberg	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Peter A. Weinberg	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Jon Winkelried	Managing Director, Goldman, Sachs & Co.

Goldman Sachs Asset Management	Rober S. Kaplan	Managing Director, Goldman, Sachs & Co.

Name of Adviser	Name of Individual	Business and Other Connections

(PIMCO Advisors Retail Holdings LLC (PIMCO Advisors)—NFJ Investment Group LP (NFJ))		Investment Advisor

NFJ	Ben J. Fischer	CFA-Managing Director, NFJ

NFJ	John L. Johnson	CFA-Managing Director, NFJ

NFJ	Chris Najork	CFA-Managing Director, NFJ

NFJ	Paul A. Magnuson	CFA-Principal, NFJ

NFJ	E. Clifton Hoover Jr.,	CFA-Principal, NFJ

NFJ	Jeffrey S. Partenheimer	CFA-Principal, NFJ

NFJ	Barbara R. Claussen	CFA-Principal, NFJ

PIMCO Advisors	Malcolm Bishopp	Managing Director, Pacific Investment Management Company, LLC (“PIMCO”)

PIMCO Advisors	John C. Maney	Chief Financial Officer, PIMCO Advisors

PIMCO Advisors	Stephen J. Treadway	Chief Executive Officer, PIMCO Advisors

Adviser and Governing Board of Directors	Name of Individual	Business and Other Connections

Salomon Brothers Asset Management		Investment Adviser

Salomon Brothers Asset Management	Virgil H. Cummings	Director, Salomon Brothers Asset Management; Managing Director and Chief Investment Officer of Salomon Smith Barney Inc

Salomon Brothers Asset Management	Peter J. Wilby	Managing Director

Salomon Brothers Asset Management	Michael F. Rosenbaum	General Counsel, Citigroup Asset Management

Salomon Brothers Asset Management	Jeffrey S. Scott	Chief Compliance Officer

Salomon Brothers Asset Management	Evan L. Merberg	Managing Director

Adviser and Governing Board of Directors	Name of Individual	Business and Other Connections

Lazard	Michael A. Bennett

Managing Director and Portfolio Manager. Managing Director of Lazard Asset Management and a portfolio manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. Prior to joining the firm in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company.

Lazard	Gabrielle Boyle

Managing Director and Portfolio Manager. Portfolio Manager on Lazard’s International Equity team and a member of the London-based European Equity team. She joined Lazard in 1993 and has been working in the investment field since 1991. Previously Ms. Boyle worked with Royal Insurance Asset Management.

Lazard	Charles L. Carroll

Managing Director. Provides investment management services to the other affiliates such as Lazard Asset Management (Canada), Inc., Lazard Asset Management Pacific Co., The Lazard Funds, Inc., the Lazard Retirement Series Inc., Lazard Asset Management Limited, Lazard Asset Management Egypt, Lazard Japan Asset Management (K.K.) and Lazard Asset Management (Deutschland) GmbH.

Lazard	Michael Charlton

Managing Director. Responsible for Client Service/Marketing to the retirement plans of Corporations and Public Funds. He has been working in the investment field since 1989. Prior to joining Lazard in 1991, Mr. Charlton was with Bankers Trust Company in their Global Fiduciary Services area.

Lazard	Robert DeConcini

Managing Director. Provides investment management services to the other affiliates such as Lazard Asset Management (Canada), Inc., Lazard Pension Management, Inc., Lazard Asset Management Pacific Co., The Lazard Funds, Inc., the Lazard Retirement Series, Inc., Lazard Asset Management Limited, Lazard Asset Management Egypt and Lazard Japan Asset Management (K.K.).

Lazard	Norman Eig

Co-CEO, Managing Director and Director. Provides investment management services to the other affiliates such as Lazard Asset Management (Canada), Inc., Lazard Pension Management, Inc., Lazard Asset Management Pacific Co., The Lazard Funds, Inc., the Lazard Retirement Series, Inc., Lazard Asset Management Limited, Lazard Asset Management Egypt and Lazard Japan Asset Management (K.K.).

Lazard	Herbert W. Gullquist

Co-CEO, Managing Director and Chief Investment Officer. Provides investment management services to other affiliates such as Lazard Asset Management (Canada), Inc., Lazard Asset Management Pacific Co., Lazard Pension Management, Inc., The Lazard Funds, Inc., the Lazard Retirement Series, Inc., Lazard Asset Management Limited, Lazard Asset Management Egypt and Lazard Japan Asset Management (K.K.).

Lazard	Robert E. Houghie

Managing Director. Global Head of LAM’s Private Client Group. Prior to joining the applicant, Mr. Hougie spent 15 years as an investment banker at Lazard in both London and New York, working on a range of transactions with particular focus on the Media industry.

Lazard	Jeffrey A. Kigner	Managing Director. Prior to joining joined the applicant’s parent company in January 2001, he served as Chief Investment Officer and Co-Chairman of John A. Levin & Co.

Lazard	Andrew Lacey	Managing Director and Portfolio Manager. Portfolio manager focusing on U.S. equity products, who is also a member of the Global Equity Select, Global ex-Australia, and Global Trend Fonds teams.

Lazard	Gerald B. Mazzari	Managing Director. Managing Director of LF&Co. Serves as Chief Operating Officer of LF&Co and the applicant. Prior to joining the firm he was an Executive Vice President for Smith New Court Inc.

Lazard	John R. Reinsberg

Managing Director. Provides investment management services to other affiliates such as Lazard Asset Management (Canada), Inc., Lazard Asset Management Pacific Co., The Lazard Funds, Inc., the Lazard Retirement Series, Inc., Lazard Asset Management Limited, Lazard Prior to this affiliation, he served as Executive Vice President of General Electric Investment Co., which he joined in 1982.

Lazard	Michael S. Rome

Managing Director. Provides investment management services to other affiliates such as Lazard Asset Management (Canada), Inc., Lazard Asset Management Pacific Co., The Lazard Funds, Inc., the Lazard Retirement Series, Inc., Lazard Asset Management Limited, Lazard Asset Management Egypt and Lazard Japan Asset Management (K.K.). Inc.

Lazard	William Smith

Managing Director. Joined the applicant’s parent company in July 2002 as Chief Executive Officer of Lazard Asset Management Limited from ABN Amro where he was a Managing Director, Head of European Equities and Global Head of Research. Previously, he worked for Barclays and Prudential Bache. Various roles at Barclays included Chairman of Barclays Mutual Funds, Chairman of Barclays Stockbrokers and Chief Executive of Barclays Life. At Prudential Bache, was Head of Research and European Strategist.

Lazard	Alexander E. Zagoreos

Managing Director. Provides investment management services to other affiliates such as Lazard Asset Management (Canada), Inc., Lazard Asset Management Pacific Co., The Lazard Funds, Inc., the Lazard Retirement Series, Inc., Lazard Asset Management Egypt and Lazard Japan Asset Management (K.K.)

Adviser and Governing Board of Directors	Name of Individual	Business and Other Connections

Mercury	Robert C. Doll, Jr.

President, President of FAM; Co-Head (Americas Region) of the Manager from 2000 to 2001 and Senior Vice President thereof from1999 to 2001; Director of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.

Mercury	Lawrence Haber	Chief Financial Officer; First Vice President of FAM; Senior Vice President and Treasurer of Princeton Services, Inc.

Mercury	Brian A. Murdock

Chief Operation Officer; Executive Vice President of Princeton Services; First Vice President of FAM; Chief Investment Officer of EMEA Pacific Region and Global CIO for Fixed Income and Alternative Investments; Head of MLIM’s Pacific Region and President of MLIM Japan, Australia and Asia.

Mercury	Donald C. Burke	First Vice President, Treasurer and Director of Taxation; Treasurer of FAM; Senior Vice President And Treasurer of Princeton Services; Vice President of FAMD.

Mercury	Philip L. Kirstein	General Counsel (Americas Region); General Counsel (Americas Region) of FAM; Senior Vice President, Secretary, General Counsel and Director Of Princeton Services.

A I M Capital Management, Inc. (“A I M Capital”) is an indirect wholly owned subsidiary of A I M Management Group Inc. (“AIM”), a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Capital was organized in 1986, and, together with its subsidiaries, advises or manages over 190 investment portfolios encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4 YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

The list required by this item 26 of officers and directors of AIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is hereby incorporated by reference to Schedules A and D of Form ADV filed by AIM pursuant to the Advisers Act (SEC File No. 801-15211).

Adviser and Governing Board of Directors	Name of Individual	Business and Other Connections
MFS	Jeffrey L. Shames	Director, Chairman and Chief Executive Officer

MFS	John W. Ballen	Director, President

MFS	Kevin R. Parke	Director, Executive Vice President, Chief Investment Officer

MFS	Joseph W. Dello Russo	Director, Executive Vice President, Chief Administrative Officer

MFS	James Prieur	Director

MFS	William W. Scott, Jr.	Director, Vice Chairman

MFS	Donald A. Stewart	Director

MFS	William W. Stinson	Director

MFS	James C. Baillie	Director

MFS	Stephen E. Cavan	Senior Vice President, General Counsel and Secretary

MFS	Robert T. Burns	Senior Vice President, Associate General Counsel and an Assistant Secretary

MFS	Thomas B. Hastings	Senior Vice President and Treasurer

MFS	Arnold D Scott	Director and Senior Executive Vice President

MFS	Robert Whelan	Chief Financial Officer and Senior Vice President

MFS	Martin E. Beaulieu	Director

Adviser and Governing Board of Directors	Name of Individual	Business and Other Connections

INVESCO	John Rogers	Chairman of the Board

INVESCO	Raymond Roy Cunningham	President, CEO & Director

INVESCO	William Joseph Galvin, Jr.	Senior Vice President & Assistant Secretary & Director

INVESCO	Stacie L. Cowell	Senior Vice President, Portfolio Manager

INVESCO	Mark David Greenberg	Senior Vice President, Portfolio Manager

INVESCO	Brian Bruce Hayward	Senior Vice President, Portfolio Manager

INVESCO	Ronald Lyn Grooms	Senior Vice President, Treasurer & Director

INVESCO	Richard William Healey	Senior Vice President & Director of Marketing & Director

INVESCO	Patricia Frances Johnston	Senior Vice President, Head Trader

INVESCO	William Ralph Keithler	Senior Vice President & Director of Sector Marketing

INVESCO	Thomas Austin Kolbe	Senior Vice President, National Sales Manager

INVESCO	Charles Peter Mayer	Senior Vice President & Director of Value & Fixed Income Management

INVESCO	John S. Segner	Senior Vice President, Portfolio Manager

INVESCO	Timothy John Miller	Senior Vice President, Chief Investment Officer & Director

INVESCO	Laura M. Parsons	Senior Vice President, Corporate Affairs

INVESCO	Glen Alan Payne	Senior Vice President, Secretary & General Counsel

INVESCO	Gary J. Rulh	Senior Vice President

INVESCO	Marie Ellen Aro	Vice President-Product Management and Third Party Marketing

INVESCO	Jeffrey R. Botwinick	Vice President, Regional Wholesaler

INVESCO	Daniel R. Chambers	Vice President, Senior regional Wholesaler

INVESCO	Michael D. Cobianchi	Vice President, Institutional Wholesaler

INVESCO	Glen D. Cohen	Vice President, Senior Regional Wholesaler

INVESCO	Rhonda Dixon-Guner	Vice President, Loaded Funds

INVESCO	Delta Lynn Donohue	Vice President—Investment Operations

INVESCO	James Bradford Duffy	Vice President Regional Wholesaler

INVESCO	Harvey I. Fladeland	Vice President, Western Regional Sales Manager

INVESCO	Linda Jean Gieger	Vice President-Account Services

Adviser and Governing Board of Directors	Name of Individual	Business and Other Connections

INVESCO	Robert Joseph Hickey	Vice President, Portfolio Manager

INVESCO	Richard Ray Hinderlie	Vice President, Portfolio Manager—Fixed Income

INVESCO	Stuart Abbitt Holland	Vice President, Institutional Sales Manager

INVESCO	Thomas Michael Hurley	Vice President-Product Development & Information Management

INVESCO	Brian A. Jeffs	Vice President, Institutional Wholesaler

INVESCO	Campbell Crawford Judge	Vice President, Senior Regional Wholesaler

INVESCO	Sean D. Katof	Vice President, Portfolio Manager

INVESCO	Joseph J. Klauzor	Vice President, Senior Institutional Wholesaler

INVESCO	Robert L. Larsen	Vice President, Senior Regional Wholesaler

INVESCO	Jeffrey A. Lewis	Vice President, Senior Institutional Wholesaler

INVESCO	Peter Middleton Lovell	Vice President, Portfolio Manager

INVESCO	Matthew W. Lowell	Vice President, Senior Regional Wholesaler

INVESCO	James Frank Lummanick	Vice President and Chief Compliance Officer

INVESCO	Thomas Andrew Mantone, Jr.	Vice President, Senior Trader

INVESCO	Corey McCabe McClintock	Vice President, Senior Regional Wholesaler

INVESCO	Frederick R. (Fritz) Meyer	Vice President, Portfolio Manager

INVESCO	Stephen Alfred Moran	Vice President and Director—Brand Management

INVESCO	Jeffrey Glenn Morris	Vice President, Portfolio Manager

INVESCO	Donald R. Paddock	Vice President—Human Resources

INVESCO	John D. Pataccoli	Vice President, senior Regional Wholesaler

INVESCO	Thomas Edward Pellowe	Vice President, National Accounts Manager

INVESCO	Dean Crawford Phillips	Vice President, Senior Regional Wholesaler

INVESCO	Pamela Jean Piro	Vice President—Portfolio Accounting & Assistant Treasurer

INVESCO	Sean F. Reardon	Vice President, Regional Wholesaler

INVESCO	Dale A. Reinhardt	Vice President and Controller

INVESCO	Anthony Robert Rogers	Vice President, Eastern Regional Sales Manager

Adviser and Governing Board of Directors	Name of Individual	Business and Other Connections

INVESCO	Reagan Andrew Shopp	Vice President, Senior Regional Wholesaler

INVESCO	Joseph W. Skornicka	Vice President

INVESCO	Joseph W. Skornicha	Vice President, Portfolio Manager

INVESCO	Terri Berg Smith	Vice President—Marketing Communications & E•Commerce

INVESCO	John T. Tredor	Vice President, Senior Regional Wholesaler

INVESCO	Tané Therése Taylor	Vice President & Assistant General Counsel

INVESCO	Thomas Robert Wald	Vice President, Portfolio Manager

INVESCO	Jim R. Webb	Vice President, Senior Regional Wholesaler

INVESCO	Judy Paulette Wiese	Vice President—Control Services & Assistant Secretary

INVESCO	Neil B. Wood	Vice President, Senior Regional Wholesaler

INVESCO	Vaughn Alexander Greenlees	Assistant Vice President, Regional Wholesaler

INVESCO	Matthew A. Kunze	Assistant Vice President, Regional Wholesaler

INVESCO	Michael David Legoski	Assistant Vice President-Internal Sales Development

INVESCO	William Stewart Mechling	Assistant Vice President, Regional Wholesaler

INVESCO	Craig Jeffrey St. Thomas	Assistant Vice President, Regional Wholesaler

INVESCO	Eric S. Sauer	Assistant Vice President, Regional Wholesaler

INVESCO	C. Vince Sellers	Assistant Vice President, Regional Wholesaler

INVESCO	Jeraldine Elizabeth Kraus	Assistant Secretary

INVESCO	Mark A. Ballenger	Assistant Vice President, Regional Wholesaler

INVESCO	James W. Flynn	Assistant Vice President, Regional Wholesaler

INVESCO	David H. McCollum	Assistant Vice President, Institutional Wholesaler

INVESCO	Darren B. Snow	Assistant Vice President, Regional Wholesaler

	Name	Business and Other Connections

Putnam	Andrew R. Barker	Senior Vice President, Prior to August 2001, Director and Senior Vice President, Schroder Investment Management North America Inc., 787 7th Avenue, New York, NY 10019

Putnam	Fabrice Bay	Senior Vice President, Prior to April 2001, Managing Director, Deutsche Bank Equities, A.G.

Putnam	James Frederick Copper	Vice President , Prior to February 2001, Assistant Vice President, Wellington Management Company, 75 State Street, Boston, MA 02109

Putnam	James L. Curtis	Vice President, Prior to February 2001, Vice President, Sterling Capital Management, 301 S. College St., Charlotte, NC 28202

Putnam	John R.S. Cutler	Vice President, Member, Burst Media, L.L.C., 10 New England Executive Park, Burlington, MA 01803

	Name	Business and Other Connections

Putnam	David Depew	Senior Vice President, Prior to February 2001, Vice President, Wellington Management, 75 State Street, Boston, MA 02109

Putnam	Kenneth J. Doerr	Senior Portfolio Manager, Prior to November 2000, Mid-Cap Portfolio Manager, Principal, Equinox Capital Management, 590 Madison Avenue, New York, NY 10022

Putnam	Kerim Engin	Vice President , Prior to February 2001, Consultant, StrategyX, 2681 N. Orchard St., Chicago, IL 60614

Putnam	Irene M. Esteves

Managing Director, Board of Directors Member, SC Johnson Commercial markets, 8310 16th St., Stutevant, WI 53177 Board of Directors Member, Mrs. Bairds Bakeries, 515 Jones St., Suite 200, Fort Worth, Texas 76102

	Name	Business and Other Connections

Putnam	David P. Galvin	Assistant Vice President

Putnam	Kellie K. Hill	Senior Vice President, Prior to October 2001, Managing Director, Wells Capital Management, 525 Market St., San Francisco, CA 94105

	Name	Business and Other Connections

Putnam	John L. Kellerman	Senior Vice President, Prior to March 2001, Senior Vice President-Head of Trading, Sanwa Financial Products, Inc., 1185 Avenue of the Americas, New York, NY 11036

Putnam	Lawrence J. Lasser

President, Director and Chief Executive, Director, Marsh & McLennan Companies, Inc., 1221 Avenue of the Americas, New York, NY 10020; Board of Governors and Executive Committee, Investment Company Institute, 1401 H St., N.W. Suite 1200, Waashington, DC 20005

Putnam	Matthew J. Leighton	Assistant Vice President

Putnam	Jennifer L. Martanacik	Assistant Vice President, Prior to January 2001, Client Relations Manager, Thomson Financial, 22 Thomson Place, Boston, MA 02210

	Name	Business and Other Connections

Putnam	James M. McCarthy	Vice President, Prior to August 2001, Sales Officer, Mellon Private Asset Management, 1 Boston Place, Boston, MA 02109

Putnam	Donald E. Mullin	Senior Vice President, Corporate Representative and Board Member, Delta Dental Plan of Massachusetts, 10 Presidents Landing, P.O. Box 94104, Medford, MA 02155

Putnam	Colin Naughton	Assistant Vice President, Prior to January 2001, Senior Analyst, Standard & Poor’s, 24 Hartwell Ave., Lexington, MA 02421

	Name	Business and Other Connections

Putnam	Neal J. Reiner	Senior Vice President, Prior to July 2001, Executive Vice President-High Yield Portfolio Manager, Bain Capital- Sankaty Advisors, 2 Copley Place, Boston, MA 02109

Putnam	James J. Russell	Assistant Vice President, Prior to December 2000, Senior Data Analyst, Redwood Investment Systems, Inc., 76 Summer St., Boston, MA 02110

Putnam	Justin M. Scott	Managing Director, Director, DSI Proprieties (Neja) Ltd., Epping Rd., Reydon, Essex CM 19 5RD

Putnam	Francis A. Smith	Vice President, Prior to July 2001, Principal, State Street Global Advisors, 2 International Place, Boston, MA 02110

	Name	Business and Other Connections

Putnam	Steven Spiegel

Senior Managing Director, Director, Ultra Diamond and Gold Outlet, 29 East Madison St., Suite 1800, Chicago, IL 60602; Director, FACES New York University Medical Center, 550 First Avenue, New York, NY 10016; Trustee, Babson College, One College Drive, Wellesley, MA 02157

Putnam	Anthony E. Sutton	Vice President, Prior to July 2001, Managing Member, McDonald-Sutton Asset Management LLC, 45 School St., Boston, MA 02109

Putnam	Joseph H. Towell	Senior Vice President, Prior to September 2001, Managing Director and Senior Vice President, First Union Securities, 301 South College St., Charlotte, NC 28202

Putnam	John C. Van Tassel	Senior Vice President, Prior to July 2001, Managing Director, Bank One Capital Corp., 55 W. Monroe, Chicago, IL 60614

Putnam	Richard B. Weed	Senior Vice President

Putnam	Eric Wetlaufer	Managing Director, President and Member of Board of Directors, The Boston Security Analysts Society, Inc., 100 Boylston St., Suite 1050, Boston, MA 02110

Putnam	Matthew P. Beagle	Assistant Vice President Prior to August 2002, Manager, DiamondCluster International, Suite 3000, John Hancock Center N. Michigan Ave., Chicago, IL 60611

Putnam	Michael Boam	Vice President Prior to June 2002, Credit Analyst and Deputy Portfolio Manager, New Flag Asset Management Limited, 8-10 Haymarket, London, England

Putnam	Carolyn J. Herzog	Assistant Vice President Prior to August 2002, Consultant, Ajilon, One Van de Graaf Road, Burlington, MA 01803; Prior to January 2001, Manager, iPROMOTEu.com, 23 Strathmore Road, Natick, MA 01760

Putnam	Andrew Holmes	Senior Vice President Prior to June 2002, Director, New Flag Asset Management Limited, 8-10 Haymarket, London, England; Prior to March 2001, Director, CSFB, 1 Cabot Square, London, England

Putnam	Rebecca A. Hurley	Assistant Vice President Prior to September 2001, Associate, State Street Capital Markets, 225 Fraklin St., Boston, MA 02110

Putnam	Brian D. Lenhardt	Senior Vice President Prior to October 2001, Manager, McKinsey & Company, 75 Park Plaza, Boston, MA 02116

Putnam	David Mael	Senior Vice President Prior to April 2002, Senior Consultant, solutions Atlantic, 109 Kingston St., Boston, MA 02110

Putnam	Cyril S. Malak	Vice President Prior to April 2002, Associate, JPMorgan Chase, 270 Park Ave., New York, NY 10019

Putnam	Michael Mills	Vice President Prior to June 2002, Senior Credit Analyst, New Flag Asset Management Limited, 8-10 Haymarket, London, England

Putnam	Anna Mitelman	Assistant Vice President Prior to June 2002, Owner, Sloan Sweatshirt Company, 50 Memorial Drive, Cambridge, MA 02142

Putnam	Terrence W. Norchi	Senior Vice President Prior to April 2002, Senior Vice President, Citigroup Asset Management, 100 First Stamford Place, Stamford, CT 06902

Putnam	Brian P. O’toole	Managing Director Prior to June 2002, Managing Director, Citigroup Asset Management, 100 First Stamford Place, Stamford, CT 06902

Putnam	Michael C. Petro	Vice President Prior to October 2002, Senior Research Associate, RBC Dain Rauscher, 60 S. 6th St., Minneapolis, MN 55402

Putnam	David H. Schiff	Senior Vice President Prior to July 2002, Principal State Street Global Advisors, Two International Place Boston, MA 02110

Putnam	Jonathan D. Sharkey	Vice President; Prior to February 2002, Principal, Cypress Tree Investment, 8 Fanueuil Hall #4 Boston, MA 02109

Putnam	Anton D. Simon	Senior Vice President; Prior to June 2002, Chief Investment Officer, New Flag Asset Management Limited, 8-10 Haymarked, London, England

Putnam	Prashant Sundarajan	Assistant Vice President; Prior to June 2001, Analyst, PA Consulting Group, One Memorial Drive Cambridge, MA 02109

Putnam	Aron Yannick

Vice President; Prior to June 2002, Quantitative Analyst and Risk Manager, New Flag Asset Management Limited, 8-10 Haymarket, London, England; Prior to December 2002, Consultant, Reech Capital PLC, CNUT Tower, 1 Undershaft, London, England.

	Name	Business and Other Connections

Oppenheimer	Timothy L. Abbuhl	Assistant Vice President

Oppenheimer	Amy B. Adamshick	Vice President

Oppenheimer	Charles E. Albers	Senior Vice President

Oppenheimer	Erik Anderson	Assistant Vice President

Oppenheimer	Janette Aprilante

Vice President & Secretary as of January 2002: Secretary of OppenheimerFunds, Distributor, Inc., Centennial Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc.; Assistant Secretary of HarbourView Asset Management Corporation, OFI Private Investments, Inc., Oppenheimer Trust Company and OFI Institutional Asset Management, Inc.

Oppenheimer	Hany S. Ayad	Assistant Vice President

Oppenheimer	Bruce L. Bartlett	Senior Vice President

Oppenheimer	John Michael Banta	Assistant Vice President

Oppenheimer	Lerae A. Barela	Assistant Vice President

	Name	Business and Other Connections

Oppenheimer	Kevin Baum	Vice President

Oppenheimer	Connie Bechtolt	Assistant Vice President

Oppenheimer	Robert Behal	Assistant Vice President, Assistant Vice President of HarbourView Asset Management Corporation. Formerly, Associate Director at MetLife (Jan 2000-May 2000).

Oppenheimer	Kathleen Beichert	Vice President, Vice President of OppenheimerFunds Distributor, Inc.

Oppenheimer	Erik S. Berg	Assistant Vice President

Oppenheimer	Rajeev Bhaman	Vice President

Oppenheimer	Mark Binning	Assistant Vice President

Oppenheimer	Robert J. Bishop	Vice President

Oppenheimer	John R. Blomfield	Vice President

Oppenheimer	Chad Boll	Assistant Vice President

Oppenheimer	Lowell Scott Brooks	Vice President, Vice President of OppenheimerFunds Distributor, Inc.

Oppenheimer	Richard Buckmaster	Vice President

Oppenheimer	Mark Burns	Assistant Vice President, Formerly a Marketing Manager with Alliance Capital Management (October 1999-April 2001).

Oppenheimer	Bruce Burroughs	Vice President

Oppenheimer	Claudia Calich	Assistant Vice President

	Name	Business and Other Connections

Oppenheimer	Michael A. Carbuto	Vice President

Oppenheimer	Ronald G. Chibnik	Assistant Vice President, Director of technology for Sapient Corporation (July, 2000-August 2001)

Oppenheimer	H.C. Digby Clements	Vice President: Rochester Division

Oppenheimer	Peter V. Cocuzza	Vice President

Oppenheimer	Julie C. Cusker	Assistant Vice President: Rochester Division

Oppenheimer	John Damian	Vice President, Formerly senior analyst/director for Citigroup Asset Management (November 1999-September 2001).

Oppenheimer	O. Leonard Darling

Vice Chairman, Executive Vice President, Director, Chairman of the Board and a director (since June 1999) and Senior Managing Director (since December 1998) of HarbourView Asset Management Corporation; a director (since July 2001) of Oppenheimer Acquisition Corp.; a director (since March 2000) of OFI Private Investments, Inc.; Chairman of the Board, Senior Managing Director and director (since February 2001) of OFI Institutional Asset Management, Inc.; Trustee (since 1993) of Awhtolia College – Greece.

Oppenheimer	John M. Davis	Assistant Vice President, Assistant Vice President of OppenheimerFunds Distributor, Inc.

Oppenheimer	Ruggero de’Rossi	Senior Vice President

Oppenheimer	Craig P. Dinsell	Executive Vice President

	Name	Business and Other Connections

Oppenheimer	Randall C. Dishmon	Assistant Vice President, Formerly an Associate with Booz Allen & Hamilton (1998-June 2001).

Oppenheimer	Rebecca K. Dolan	Vice President

Oppenheimer	Steven D. Dombrower	Vice President, Vice President of OppenheimerFunds Distributor, Inc.

Oppenheimer	Bruce C. Dunbar	Senior Vice President

Oppenheimer	Richard Edmiston	Assistant Vice President

Oppenheimer	Daniel R. Engstrom	Assistant Vice President

Oppenheimer	Armand B. Erpf	Assistant Vice President

Oppenheimer	James Robert Erven	Assistant Vice President, Formerly an Assistant Vice President/Senior Trader with Morgan Stanley Investment Management (1999-April 2002).

Oppenheimer	George R. Evans	Vice President

Oppenheimer	Edward N. Everett	Vice President

Oppenheimer	George Fahey	Vice President, Vice President of OppenheimerFunds Distributor, Inc.

Oppenheimer	Scott T. Farrar	Vice President

Oppenheimer	Katherine P. Feld

Vice President, Senior Counsel, Vice President of OppenheimerFunds, Distributor, Inc.; Vice President, Assistant Secretary and Director of Centennial Asset Management Corporation; Vice President of Oppenheimer Real Asset Management, Inc.

Oppenheimer	Ronald H. Fielding

Senior Vice President; Chairman: Rochester Division, Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual Insurance Company; Governor of St. John’s College; Chairman of the Board of Directors of International Museum of Photography at George Eastman House.

	Name	Business and Other Connections

Oppenheimer	Paul Fitzsimmons	Assistant Vice President, Assistant Vice President of HarbourView Asset Management Corporation.

Oppenheimer	P. Lyman Foster	Senior Vice President, Senior Vice President of OppenheimerFunds Distributor, Inc.

Oppenheimer	David Foxhoven	Assistant Vice President, Assistant Vice President of OppenheimerFunds Legacy Program.

Oppenheimer	Colleen M. Franca	Assistant Vice President

Oppenheimer	Crystal French	Vice President

Oppenheimer	Dan P. Gangemi	Vice President

Oppenheimer	Dan Gagliardo	Assistant Vice President, Formerly an Assistant Vice President with Mitchell Hutchins (January 2000-October 2000).

Oppenheimer	Subrata Ghose	Assistant Vice President

Oppenheimer	Charles W. Gilbert	Assistant Vice President

Oppenheimer	Alan C. Gilston	Vice President

Oppenheimer	Sharon M. Giordano	Assistant Vice President

Oppenheimer	Jill E. Glazerman	Vice President

Oppenheimer	Paul M. Goldenberg	Vice President

Oppenheimer	Mike Goldverg	Assistant Vice President

Oppenheimer	Bejamin J. Gord

Vice President, Vice President of HarbourView Asset Management Corporation. Formerly Executive Director with Miller Anderson Sherrerd, a division of Morgan Stanley Investment Management. (April 1992-March 2002).

	Name	Business and Other Connections

Oppenheimer	Laura Granger	Vice President, Formerly a portfolio manager at Fortis Advisors (July 1998-October 2000).

Oppenheimer	Robert Grill	Senior Vice President

Oppenheimer	Robert Guy	Senior Vice President

Oppenheimer	David Hager	Vice President

Oppenheimer	Robert Haley	Assistant Vice President

Oppenheimer	Marilyn Hall	Vice President

Oppenheimer	Kelly Haney	Assistant Vice President

Oppenheimer	Thomas B. Hayes	Vice President

Oppenheimer	Dorothy F. Hirshman	Vice President

Oppenheimer	Scott T. Huebl	Vice President, Assistant Vice President of OppenheimerFunds Legacy Program.

Oppenheimer	Margaret Hui	Assistant Vice President

Oppenheimer	John Huttlin	Vice President

Oppenheimer	James G. Hyland	Assistant Vice President

	Name	Business and Other Connections

Oppenheimer	Steve P. Ilnitzki	Senior Vice President, Formerly Vice President of Product Management at Ameritrade (until March 2000).

Oppenheimer	Kathleen T. Ives

Vice President & Assistant Counsel, Vice President of OppenheimerFunds Distributor, Inc.; Vice President and Assistant Secretary of Shareholder Services, Inc.; Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc

Oppenheimer	William Jaume

Vice President, Senior Vice President and Chief Compliance Officer (since April 2000) of HarbourView Asset Management Corporation; and of OFI Institutional Asset Management, Inc. (since February 2001).

Oppenheimer	Frank V. Jennings	Vice President

Oppenheimer	John Jennings	Vice President

Oppenheimer	John Michael Johnson

Assistant Vice President, Formerly Vice President, Senior Analyst/Portfolio Manager at Aladdin Capital Holdings Inc. (February 2001-May 2002) prior to which he was Vice President and Senior Analyst at Merrill Lynch Investment Managers (October 1996-February 2001).

Oppenheimer	Lewis A. Kamman	Vice President

Oppenheimer	Jennifer E. Kane	Assistant Vice President

Oppenheimer	Lynn O. Keeshan	Senior Vice President

Oppenheimer	Thomas W. Keffer	Senior Vice President

Oppenheimer	Cristina J. Keller	Vice President, Vice President of OppenheimerFunds Distributor, Inc.

Oppenheimer	Michael Keogh	Vice President

Oppenheimer	Garrett K. Kolb	Assistant Vice President

	Name	Business and Other Connections

Oppenheimer	Walter G. Konops	Assistant Vice President

Oppenheimer	James Kourkoulakos	Vice President

Oppenheimer	Guy E. Leaf	Vice President, Vice President of Merrill Lynch (January 2000-September 2001.

Oppenheimer	Christopher M. Leavy	Senior Vice President, Formerly Vice President and portfolio manager at Morgan Stanley Investment Management (1997-September 2000).

Oppenheimer	Dina C. Lee	Assistant Vice President & Assistant Counsel, Formerly an attorney with Van Eck Global (until December 2000).

Oppenheimer	Laura Leitzinger	Vice President, Vice President of Shareholder Financial Services, Inc.

Oppenheimer	Michael S. Levine	Vice President

Oppenheimer	Gang Li	Assistant Vice President

Oppenheimer	Shanquan Li	Vice President

Oppenheimer	Mitchell J. Lindauer	Vice President & Assistant General Counsel

Oppenheimer	Bill Linden	Assistant Vice President

Oppenheimer	Malissa B. Lischin	Assistant Vice President, Assistant Vice President of OppenheimerFunds Distributor, Inc.

Oppenheimer	Reed Litcher	Vice President

	Name	Business and Other Connections

Oppenheimer	David P. Lolli	Assistant Vice President

Oppenheimer	Daniel G. Loughran	Vice President: Rochester Division

Oppenheimer	Patricia Lovett	Vice President, Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.

Oppenheimer	Steve Macchia	Vice President

Oppenheimer	Angelo G. Manioudakis

Senior Vice President, Senior Vice President of HarbourView Asset Management Corporation. Formerly Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment Management (August 1993-April 2002).

Oppenheimer	Philip T. Masterson	Vice President & Assistant Counsel

Oppenheimer	Charles L. McKenzie	Senior Vice President, Senior Vice President of HarbourView Asset Management Corporation and OFI Institutional Asset Management Corporation.

Oppenheimer	Lisa Migan	Assistant Vice President

Oppenheimer	Andrew J. Mika	Senior Vice President

Oppenheimer	Joy Milan	Vice President

Oppenheimer	Denis R. Molleur	Vice President & Senior Counsel

Oppenheimer	Nikolaos D. Monoyios	Vice President

	Name	Business and Other Connections

Oppenheimer	Charles Moon

Vice President, Vice President of HarbourView Asset Management Corporation. Formerly an Executive Director and Portfolio Manager with Miller Anderson & Sherrerd, a division of Morgan Stanley Investment Management (June 1999-March 2002).

Oppenheimer	John Murphy

Chairman, President, Chief Executive Officer & Director, Director of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation, HarbourView Asset Management Corporation, OFI Private Investments, Inc., OFI Institutional Asset Management, Inc. and Tremont Advisers, Inc.; Director (Class A) of Trinity Investments Management Corporation; President and Director of Oppenheimer Acquisition Corp., Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; Executive Vice President of MassMutual Life Insurance Company; director of DLB Acquisition Corp.

Oppenheimer	Thomas J. Murray	Vice President

Oppenheimer	Kenneth Nadler	Vice President

Oppenheimer	Richard Nichols	Vice President

Oppenheimer	Barbara Niederbrach	Assistant Vice President

Oppenheimer	Raymond C. Olson	Assistant Vice President, Assistant Vice President and Treasurer of OppenheimerFunds Distributor, Inc.; Treasurer of Centennial Asset Management Corporation.

Oppenheimer	Frank J. Pavlak	Vice President

Oppenheimer	David P. Pellegrino	Vice President

Oppenheimer	Allison C. Pells	Assistant Vice President

	Name	Business and Other Connections

Oppenheimer	James F. Phillips	Vice President

Oppenheimer	Raghaw Prasad	Assistant Vice President

Oppenheimer	Jane C. Putnam	Vice President

Oppenheimer	Michael E. Quinn	Vice President

Oppenheimer	Julie S. Radtke	Vice President

Oppenheimer	Norma J. Rapini	Assistant Vice President: Rochester Division

Oppenheimer	Thomas P. Reedy	Vice President, Vice President (since April 1999) of HarbourView Asset Management Corporation.

Oppenheimer	Brian N. Reid	Assistant Vice President, Formerly an Assistant Vice President with Eaton Vance Management (January 2000-January 2002).

Oppenheimer	Kristina Richardson	Assistant Vice President

Oppenheimer	David Robertson	Senior Vice President, Senior Vice President of OppenheimerFunds Distributor, Inc.

Oppenheimer	Rob Robis	Assistant Vice President

Oppenheimer	Antoinette Rodriguez	Assistant Vice President

Oppenheimer	Jeffrey S. Rosen	Vice President

Oppenheimer	James H. Ruff	Executive Vice President, President and director of OppenheimerFunds Distributor, Inc. and Centennial Asset Management Corporation; Executive Vice President of OFI Private Investments, Inc.

	Name	Business and Other Connections

Oppenheimer	Andrew Ruotolo	Executive Vice President and Director, President and director of Shareholder Services, Inc. and Shareholder Financial Services, Inc., Director (Class A) of Trinity Investment Management Corporation

Oppenheimer	Rohit Sah	Assistant Vice President

Oppenheimer	Valerie Sanders	Vice President

Oppenheimer	Jeffrey R. Schneider	Vice President

Oppenheimer	Ellen P. Schoenfeld	Vice President

Oppenheimer	David Schultz

Senior Vice President, Chief Executive Officer, President & Senior Managing Director & Director of OFI Institutional Asset Management, Inc. and HarbourView Asset Management Corporation; Director (Class A) and Chairman of Trinity Investment Management Corporation; Director of Oppenheimer Trust Company.

Oppenheimer	Scott A. Schwegel	Assistant Vice President

Oppenheimer	Allan P. Sedmak	Assistant Vice President

Oppenheimer	Jennifer L. Sexton	Vice President, Vice President of OFI Private Investments, Inc.

Oppenheimer	Martha A. Shapiro	Vice President

Oppenheimer	Navin Sharma	Vice President, Formerly, Manager at BNP Paribas Cooper Neff Advisors (May 2001-April 2002) prior to which he was Development Manager at Reality Online/Reuters America Inc. (June 2000-May 2001).

Oppenheimer	Steven J. Sheerin	Vice President, Formerly consultant with Pricewaterhouse Coopers (November 2000-May 2001) prior to which he was a Vice President of Merrill Lynch Pierce Fenner & Smith, Inc. (July 1998-October 2000).

Oppenheimer	Bonnie Sherman	Assistant Vice President

	Name	Business and Other Connections

Oppenheimer	David C. Sitgreaves	Assistant Vice President

Oppenheimer	Edward James Sivigny	Assistant Vice President, Formerly a Director for ABN Amro Securities (July 2001-July 2002) prior to which he was Associate Director for Barclays Capital (1998-July 2001).

Oppenheimer	Enrique H. Smith	Assistant Vice President, Formerly a business analyst with Goldman Sachs (August 1999-August 2001).

Oppenheimer	Richard A. Soper	Vice President

Oppenheimer	Louis Sortino	Assistant Vice President: Rochester Division

Oppenheimer	Keith J. Spencer	Vice President

Oppenheimer	Marco Antonio Spinar	Assistant Vice President, Formerly, Director of Business Operations at AOL Time Warner, AOL Time Warner Book Group (June 2000-December 2001).

Oppenheimer	Richard A. Stein	Vice President: Rochester Division

Oppenheimer	Arthur P. Steinmetz	Senior Vice President, Senior Vice President of HarbourView Asset Management Corporation.

Oppenheimer	Gregory J. Stitt	Vice President

Oppenheimer	John P. Stoma	Senior Vice President, Senior Vice President of OppenheimerFunds Distributor, Inc.

Oppenheimer	Wayne Strauss	Assistant Vice President: Rochester Division

	Name	Business and Other Connections

Oppenheimer	Michael Stricker	Vice President

Oppenheimer	Deborah A. Sullivan	Assistant Vice President, Assistant Counsel, Since December 2001, Secretary of Oppenheimer Trust Company.

Oppenheimer	Mary Sullivan	Assistant Vice President

Oppenheimer	Kevin L. Surrett	Assistant Vice President

Oppenheimer	Susan B. Switzer	Vice President

Oppenheimer	Paul Temple	Vice President, Formerly a Vice President of Merrill Lynch (October 2001-January 2002) prior to which he was a Vice President with OppenheimerFunds, Inc. (May 2000-October 5, 2001).

Oppenheimer	Eamon Tubridy	Assistant Vice President

Oppenheimer	James F. Turner	Vice President, Formerly portfolio manager for Technology Crossover Ventures (May 2000-March 2001).

Oppenheimer	Cameron Ullyat	Assistant Vice President

Oppenheimer	Mark S. Vandehey	Vice President, Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.

Oppenheimer	Maureen Van Norstrand	Assistant Vice President

Oppenheimer	Vincent Vermette	Assistant Vice President, Assistant Vice President of OppenheimerFunds Distributor, Inc.

	Name	Business and Other Connections

Oppenheimer	Phillip F. Vottiero	Vice President

Oppenheimer	Samuel Sloan Walker	Vice President, Vice President of HarbourView Asset Management Corporation.

Oppenheimer	Teresa M. Ward	Vice President, Vice President of OppenheimerFunds Distributor, Inc.

Oppenheimer	Darrin L. Watts	Assistant Vice President

Oppenheimer	Jerry A. Webman	Senior Vice President, Senior Vice President of HarbourView Asset Management Corporation.

Oppenheimer	Christopher D. Weiler	Assistant Vice President: Rochester Division

Oppenheimer	Barry D. Weiss	Vice President

Oppenheimer	Melissa Lynn Weiss	Vice President, Formerly an Associate at Hoguet Newman & Regal, LLP (January 1998-May 2002).

Oppenheimer	Christine Wells	Vice President

Oppenheimer	Joseph J. Welsh	Vice President

Oppenheimer	Diederick Wermolder	Vice President, Director of OppenheimerFunds International Ltd.; Senior Vice President (Managing Director of the International Division) of OFI Institutional Asset Management, Inc.

Oppenheimer	Catherine M. White

Assistant Vice President, Assistant Vice President of OppenheimerFunds Distributor, Inc. Formerly, Assistant Vice President with Gruntal & Co. LLC (September 1998 - October 2000); member of the American Society of Pension Actuaries (ASPA) since 1995.

Oppenheimer	William L. Wilby	Senior Vice President, Formerly Senior Vice President of HarbourView Asset Management Corporation (May 1999-July 2002).

	Name	Business and Other Connections

Oppenheimer	Donna M. Winn

Senior Vice President, President, Chief Executive Officer and Director of OFI Private Investments, Inc.; Director and President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor, Inc.

Oppenheimer	Kenneth Winston	Senior Vice President, Principal at Richards & Tierney, Inc. (until June 2001).

Oppenheimer	Brian W. Wixted

Senior Vice President and Treasurer, Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments, Inc. and OFI Institutional Asset Management, Inc.; Treasurer and Chief Financial Officer of Oppenheimer Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy Program.

Oppenheimer	Carol Wolf	Senior Vice President, Serves on the Board of the Colorado Ballet.

Oppenheimer	Kurt Wolfgruber	Executive Vice President and Chief Investment Officer, Director of Tremont Advisers, Inc. (as of January 2002).

Oppenheimer	Caleb C. Wong	Vice President

Oppenheimer	Edward C. Yoensky	Assistant Vice President

	Name	Business and Other Connections

Oppenheimer	Robert G. Zack

Senior Vice President and General Counsel, General Counsel and Director of OppenheimerFunds Distributor, Inc.; General Counsel of Centennial Asset Management Corporation; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments, Inc. and Oppenheimer Trust Company; Vice President and Director of Oppenheimer Partnership Holdings, Inc.; Secretary of OAC Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Ltd.; Director of Oppenheimer Real Asset Management, Inc.; Vice President of OppenheimerFunds Legacy Program.

Oppenheimer	Jill Zachman	Vice President: Rochester Division

Oppenheimer	Neal A. Zamore	Vice President

Oppenheimer	Mark D. Zavanelli	Vice President

Oppenheimer	Alex Zhou	Assistant Vice President

Oppenheimer	Arthur J. Zimmer	Senior Vice President, Senior Vice President (since April 1999) of HarbourView Asset Management Corporation.

Oppenheimer	Joanne Bardell	Assistant Vice President

Oppenheimer	Mark Bartling	Assistant Vice President

Oppenheimer	Jeff Baumgartner	Assistant Vice President

Oppenheimer	Gerald Bellamy	Assistant Vice President

Oppenheimer	Victoria Best	Vice President

Oppenheimer	Craig Billings	Assistant Vice President

Oppenheimer	Tracey Blinzer	Vice President, Assistant Vice President of OppenhiemerFunds Distributor, Inc.

Oppenheimer	Robert Bonomo	Senior Vice President

Oppenheimer	Jennifer Bosco	Assistant Vice President

Oppenheimer	Paul Burke	Assistant Vice President

Oppenheimer	Debra Casey	Assistant Vice President

Oppenheimer	Laura Coulson	Assistant Vice President

Oppenheimer	Thomas Doyle	Assistant Vice President

Oppenheimer	Kathy Faber	Assistant Vice President

Oppenheimer	David Falicia	Assistant Vice President

Oppenheimer	Emmanuel Ferreira	Vice President

Oppenheimer	Brian Finley	Assistant Vice President

Oppenheimer	John Forrest	Vice President, Vice President of OppenhiemerFunds Distributor, Inc.

Oppenheimer	Dominic Freud	Vice President

Oppenheimer	Michael Graves	Assistant Vice President

Oppenheimer	Satish Gupta	Vice President

Oppenheimer	Ping Han	Vice President

Oppenheimer	Neil Hanson	Vice President

Oppenheimer	Shari Harley	Assistant Vice President

Oppenheimer	Steve Hauenstein	Assistant Vice President

Oppenheimer	Saba Hekmat	Assistant Vice President

Oppenheimer	Michael Henry	Assistant Vice President

Oppenheimer	Catherine Heron	Assistant Vice President

Oppenheimer	Dennis Hess	Assistant Vice President

Oppenheimer	Dorothy Hirshman	Vice President

Oppenheimer	Daniel Hoelscher	Assistant Vice President

Oppenheimer	Edward Hrybenko	Vice President

Oppenheimer	Brian Kramer	Assistant Vice President

Oppenheimer	Tracey Lange	Vice President, Vice President of OppenhiemerFunds Distributor, Inc.

Oppenheimer	John Latino	Assistant Vice President

Oppenheimer	Dana Lehrer	Assistant Vice President

Oppenheimer	Michael Magee	Vice President

Oppenheimer	Jerry Mandzij	Assistant Vice President

Oppenheimer	LuAnn Mascia	Vice President, Vice President of OppenhiemerFunds Distributor, Inc.

Oppenheimer	Elizabeth McCormack	Assistant Vice President

Oppenheimer	Joseph McCovern	Assistant Vice President

Oppenheimer	Stacy Morrell	Vice President

Oppenheimer	Kevin Murray	Assistant Vice President

Oppenheimer	Christina Nasta	Vice President, Vice President of OppenhiemerFunds Distributor, Inc.

Oppenheimer	William Norman	Assistant Vice President

Oppenheimer	Susan Pergament	Assistant Vice President

Oppenheimer	Brian Peterson	Assistant Vice President

Oppenheimer	Gary Pilc	Assistant Vice President

Oppenheimer	Peter Pisapia	Assistant Vice President

Oppenheimer	Jeaneen Pisarra	Assistant Vice President

Oppenheimer	Mark Reinganum	Vice President

Oppenheimer	Claire Ring	Assistant Vice President

Oppenheimer	Stacy Roode	Vice President

Oppenheimer	Karen Sandler	Assistant Vice President

Oppenheimer	Tricia Scarlata	Assistant Vice President

Oppenheimer	Rudy Schadt	Assistant Vice President

Oppenheimer	Maria Schulte	Assistant Vice President

Oppenheimer	Keith Spencer	Senior Vice President

Oppenheimer	Michael Sussman	Vice President, Vice President of OppenhiemerFunds Distributor, Inc.

Oppenheimer	Martin Telles	Senior Vice President, Senior Vice President of OppenhiemerFunds Distributor, Inc.

Oppenheimer	Vincent Toner	Assistant Vice President

Oppenheimer	Keith Tucker	Assistant Vice President

Oppenheimer	Philip Witkower	Senior Vice President, Senior Vice President of OppenhiemerFunds Distributor, Inc.

Oppenheimer	Lucy Zachman	Assistant Vice President

Item 27.    Principal Underwriters

(a)	Pacific Select Distributors, Inc. (“PSD”) member, NASD & SIPC serves as Distributor of Shares of Pacific Select Fund. PSD is a subsidiary of Pacific Life.

(b)

Name and Principal(15) Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant

Audrey L. Milfs	Vice President and Secretary	Secretary

Edward R. Byrd	Director, Vice President and Chief Financial Officer	None

Gerald W. Robinson	Director, Chairman and CEO	None

John L. Dixon	Director and President	None

Thomas H. Oliver	Director	None

Jane M. Guon	Assistant Secretary	None

Adrian S. Griggs	Vice President	None

Kathleen Hunter	Vice President	None

Alyce F. Peterson	Vice President	None

Brian D. Klemens	Vice President and Treasurer	Vice President and Treasurer

Peter S. Deering	Senior Vice President	None

S. Kendrick Dunn	Assistant Vice President	None

R. Lee Wirthlin	Vice President	None

Item 28.    Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660 or State Street Bank and Trust Company at 801 Pennsylvania, Kansas City, MO 64105.

The identity of the person on the other side of the transaction required to be maintained by Regsitrant pursuant to Rule 17a-7 of the Investment Company Act of 1940 will be maintained by Pacific Life other than portfolios managed by MFS Investment Management and Mercury Advisors. The information for MFS Investment Management will be maintained by MFS at 500 Boylston Street, 20th Floor, Boston MA 02116. The information for Mercury Advisors will be maintained by Mercury at 800 Scudders Mill Road, Plainboro, NJ 08536.

Item 29.    Management Services

Not applicable

Item 30.    Undertakings

The registrant hereby undertakes:

Not applicable

(15)	Principal business address for all individuals listed is 700 Newport Center Drive, Newport Beach, California 92660

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 44 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newport Beach, and State of California, on this 30th day of April, 2003.

PACIFIC SELECT FUND

By:
Glenn S. Schafer* President

*By:	/s/ DIANE N. LEDGER
Diane N. Ledger as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 44 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

Thomas C. Sutton*	Chairman and Trustee (Chief Executive Officer)	April 30, 2003

Brian D. Klemens*	Vice President and Treasurer (Vice President and Treasurer)	April 30, 2003

Glenn S. Schafer*	President (President)	April 30, 2003

Richard L. Nelson*	Trustee	April 30, 2003

Lyman W. Porter*	Trustee	April 30, 2003

Alan Richards*	Trustee	April 30, 2003

Lucie H. Moore*	Trustee	April 30, 2003

*By: /s/ DIANE N. LEDGER Diane N. Ledger as attorney-in-fact		April 30, 2003

PART C

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears above constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Keith T. Robinson, and Robin S. Yonis his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all Registration Statements applicable to Pacific Select Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.